UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2010

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

1. Report to Shareholders

Annual Report

June 30, 2010

Allianz Domestic Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Growth Fund

(formerly, Allianz OCC Growth Fund)

Allianz AGIC Income & Growth Fund

(formerly, Allianz NACM Income & Growth Fund)

Allianz AGIC Mid-Cap Growth Fund

(formerly, Allianz NACM Mid-Cap Growth Fund)

Allianz AGIC Opportunity Fund

(formerly, Allianz OCC Opportunity Fund)

Allianz AGIC Systematic Growth Fund

(formerly, Allianz NACM Growth Fund)

Allianz AGIC Target Fund

(formerly, Allianz OCC Target Fund)

Allianz NFJ All-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ Renaissance Fund

Allianz NFJ Small-Cap Value Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Strategic Growth Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summary 4-33

Important Information About the Funds 34-35

Benchmark Descriptions 36

Schedules of Investments 37-60

Statements of Assets and Liabilities 62-64

Statements of Operations 66-68

Statements of Changes in Net Assets 70-73

Financial Highlights 74-103

Notes to Financial Statements 104-120

Report of Independent Registered Public Accounting Firm121

Federal Income Tax Information122

Privacy Policy 123

Trustees and Officers of Allianz Funds124-126

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

E. Blake Moore Jr.

President & CEO

Fellow Shareholder:

Not too long ago, I was flying home from a business trip. It was a routine flight with the usual announcements and occasional bumps. I didn’t expect any rough weather and was peacefully reading my e-book. With no warning, there was a flash of light off the left side of the plane. No unusual noise, no immediate announcement by the pilot. I went back to my reading, thinking everything was fine. About 10 minutes later, the pilot came on to tell us that our left engine had been hit by lightening, and in fact had shut down (immediately increasing my respect for two-engine planes). The flight crew had been busy working on the engine and simultaneously making alternative landing arrangements, all unbeknownst to us passengers. He went on to say that in fact the engine had been restarted, and that we were proceeding to our original destination with minimal delay and no further expected issues. All was well. We landed safely and about on schedule.

That flight experience is a good metaphor, I think, for what investors have experienced over the last few years: unusual events, anxiety, surprises, possible changes in plans and destinations. And yet over the long run, with professional guidance, we usually manage to get where we are going and where we need to be. It is important for investors to remember that all storms eventually end, and although sudden squalls can hit at any moment, a steady, experienced pilot can help get you where you are going.

With that in mind, let’s look at the last twelve months.

The Year in Review

The twelve-month period ended June 30, 2010, in fact, was not dissimilar from the trajectory of an airplane flight. U.S. stock markets, as measured by the S&P 500 Index, soared for the first three quarters, eventually climbing 80% off the March 2009 lows. In the last quarter of the reporting period, however, the market stalled and then descended sharply, with the markets giving up a third of their gains.

Despite the late downdraft, markets registered solid gains for the period as a whole. The S&P 500 rose 14.43%. The Russell 1000 Growth Index, which measures large U.S. large company growth stocks, returned 13.62%, while the Russell 1000 Value Index posted a 16.92% return. As for small-company stocks, the Russell 2000 Index returned 21.48% during the period.

Running parallel to the markets — and the reporting period — were three straight quarters of economic growth: 2.2%, 5.6% and, between January and March of this year, 2.7% on an annualized basis. But like the markets, there were signs in the last three months of a slowdown. Unemployment hovered just under double-digit levels, and consumers remained wary. Despite record low mortgage rates, sales of new homes reached their lowest level since the government began tracking such data in 1963. And the government began unwinding its emergency fiscal and monetary measures, raising questions as to how stable — or wobbly — the U.S economy really was.

The Federal Reserve Board (the “Fed”) opted for the latter. At its last meeting in late June, Fed officials downgraded their expectations for U.S. growth, saying it may take up to six years for the

2	Allianz Funds

economy to get back to what they considered normal. It added future stimulus measures may be needed if things “were to worsen appreciably.”

Allianz Global Investors – Positioned to Face Today’s Challenges

Whatever scenario plays out — and perhaps a muddled middle-path may be what transpires — there will probably be more of those unusual events and surprises mentioned above. We remain in an uncertain period and there can never be any guarantees as to the direction of the markets. That said, historically the U.S. economy has proven its resilience over long periods of time — periods similar in many respects to what we have encountered over the last few years. It is important — indeed reassuring — to remember that there are always pockets of strength, innovation and renewal in the American economy. We are hopeful that with disciplined and thorough investment research, we can continue to identify them for our clients.

On behalf of Allianz Global Investors and our investment managers, thank you for investing with us. We appreciate your business and your trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional fund information and investment insight.

Sincerely,

E. Blake Moore Jr.

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	June 30, 2010	3

Allianz AGIC Growth Fund (formerly, Allianz OCC Growth Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Growth Fund seeks to achieve long term growth of capital by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of at least $5 billion.

• Stock selection decisions in the technology, industrials and consumer discretionary sectors contributed to underperformance for the period. An underweight position and stock selection decisions in the consumer staples sector contributed positively to relative returns, as did selections among energy companies.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In technology, the Fund’s exposure to mobile phones weighed on relative returns as equipment companies offered less-than-stellar prospects for profit and earnings growth. Competition in the handset market pressured margins while slowing economic growth kept many consumers at bay. In this environment, the Fund’s positions in chip maker Qualcomm and Blackberry producer Research in Motion declined, more than offsetting the Fund’s gains from Apple, whose latest iPhone defied industry trends with higher sales. Exposure to networking companies also detracted. Cisco shares fell on disappointing sales growth projections.

• Among industrials companies, a position in defense contractor Lockheed Martin declined after the company announced it would sell two businesses and realign others in light of new government regulations. FedEx shares fell late in the period after announcements that health care and pension costs would pinch profits in 2011.

• In the consumer staples sector, an underweighting of national retail chains combined with positions in personal care products companies contributed positively to returns. Shares of Estee Lauder rose on better-than-anticipated sales and lower advertising and merchandising for the cosmetics group. Children’s formula maker Mead Johnson Nutrition saw its stock rise on improving sales in Latin America and Asia.

• In the energy sector, reporting of the BP Gulf oil spill contributed significantly to dispersion of returns within the sector. The Fund’s underweighting of offshore oil drillers and integrated oil companies benefited returns for the period as did exposure to land-based exploration and production companies and oilfield services firms. A position in Smith International advanced on news the company would be acquired by Schlumberger, which dominates oilfield services. Similarly, a position in natural gas producer XTO registered gains as a result of its acquisition by Exxon Mobil. Shares of onshore gas and oil producer EOG Resources rose as the company announced a major new position in the Eagle Ford Shale reserve. The project is part of EOG’S strategy to shift capital towards oil and liquids development across North America.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz AGIC Growth Fund Class A	9.81%	2.48%	–4.30%	9.88%
Allianz AGIC Growth Fund Class A (adjusted)	3.77%	1.32%	–4.84%	9.65%
Allianz AGIC Growth Fund Class B	8.96%	1.71%	–4.81%	9.67%
Allianz AGIC Growth Fund Class B (adjusted)	3.96%	1.33%	–4.81%	9.67%
Allianz AGIC Growth Fund Class C	9.02%	1.72%	–5.02%	9.07%
Allianz AGIC Growth Fund Class C (adjusted)	8.02%	1.72%	–5.02%	9.07%
Allianz AGIC Growth Fund Class D	9.83%	2.48%	–4.31%	9.88%
Allianz AGIC Growth Fund Class R	9.59%	2.23%	–4.58%	9.52%
Allianz AGIC Growth Fund Class P	10.15%	2.79%	–4.03%	10.20%
Allianz AGIC Growth Fund Institutional Class	10.22%	2.88%	–3.93%	10.31%
Allianz AGIC Growth Fund Administrative Class	9.95%	2.63%	–4.17%	10.02%
Russell 1000 Growth Index	13.62%	0.38%	–5.14%	9.33%
Lipper Large-Cap Growth Funds Average	11.28%	–0.52%	–4.08%	8.77%

† The Fund commenced operations on 02/24/84. Lipper comparisons began on 02/28/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.41% for Class R shares, 0.90% for Class P shares, 0.82% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

4	Allianz Funds

Allianz AGIC Growth Fund (formerly, Allianz OCC Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	7.1%
Semiconductors & Semiconductor Equipment	5.9%
Pharmaceuticals	5.8%
Food Products	5.5%
Specialty Retail	5.4%
Software	5.2%
Diversified Financial Services	5.0%
Communications Equipment	4.8%
Other	50.3%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$919.60	$916.00	$916.50	$919.70	$918.70	$921.00	$921.50	$920.30
Expenses Paid During Period	$5.52	$9.12	$9.12	$5.52	$6.71	$4.33	$3.86	$5.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.04	$1,015.27	$1,015.27	$1,019.04	$1,017.80	$1,020.28	$1,020.78	$1,019.54
Expenses Paid During Period	$5.81	$9.59	$9.59	$5.81	$7.05	$4.56	$4.06	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.92% for Class B, 1.92% for Class C, 1.16% for Class D, 1.41 for Class R, 0.91% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	5

Allianz AGIC Income & Growth Fund (formerly, Allianz NACM Income & Growth Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Income & Growth Fund seeks to achieve total return comprised of current income, current gains and capital appreciation by investing primarily in a combination of common stocks and other equity securities, debt securities and convertible securities.

• During the reporting period, the Fund and the Russell 1000 Growth Index, Merrill Lynch All Qualities Convertible Index and Merrill Lynch U.S. High Yield Master II Index all generated positive gains.

• A recovery in the U.S. economy, better-than-expected corporate earnings and favorable conditions in the capital markets led to strong returns for equities, convertibles and high-yield bonds. After contracting for a year, the economy started to grow again, supported by fiscal and monetary stimulus. Cost-cutting initiatives helped companies improve their operating performance, and demand began to accelerate as the reporting period progressed. Investors had healthy appetites for high-yield bonds, and nearly every company looking for debt financing achieved its goal. The financial markets were volatile toward the end of the period, as budget-deficit concerns in Europe cascaded into sovereign debt downgrades, economic austerity and anti-government protests.

• In the equity portion of the Fund, stock selection in the financials sector had the largest positive impact on relative performance. One of the top contributors in financials was an insurance company that benefited from strong sales of its variable annuity products. Stock selection in the industrials sector was an area of relative weakness. One position that lagged was an engineering and construction firm whose order backlog was weaker than expected.

• The financials sector was also a source of relative strength in the portion of the Fund invested in convertible securities. Within financials, several real estate investment trusts (“REITs”) performed well in response to improving operating statistics and low borrowing costs. Positions in select industrials detracted from relative performance, as these companies’ earnings came in below analysts’ estimates. The convertible securities provided upside participation and protected on the downside during market pullbacks.

•In the high-yield portion of the Fund, a narrowing in corporate spreads versus comparable U.S. Treasuries and an increase in merger and acquisition activity positively affected results. For example, an energy exploration company whose bonds were the Fund held announced that it was being acquired by an oil and gas producer. The Fund’s focus on investing in higher-quality securities and avoiding distressed issues was a drag on performance. As the credit markets improved, investors felt comfortable buying riskier debt, and lower-quality securities did better than higher-quality securities during the period.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	Fund Inception† (02/28/07)
Allianz AGIC Income & Growth Fund Class A	18.87%	1.31%
Allianz AGIC Income & Growth Fund Class A (adjusted)	12.33%	–0.40%
Allianz AGIC Income & Growth Fund Class C	17.90%	0.54%
Allianz AGIC Income & Growth Fund Class C (adjusted)	16.90%	0.54%
Allianz AGIC Income & Growth Fund Class D	18.84%	1.31%
Allianz AGIC Income & Growth Fund Class P	19.11%	1.59%
Allianz AGIC Income & Growth Fund Institutional Class	19.26%	1.69%
Barclays Capital U.S. Aggregate Bond Index	9.50%	6.60%
S&P 500 Index	14.43%	–6.89%
Lipper Flexible Portfolio Funds Average	11.03%	–1.95%

† The Fund commenced operations on 02/28/07. Lipper comparisons began on 02/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.29% for Class D shares, 1.06% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

6	Allianz Funds

Allianz AGIC Income & Growth Fund (formerly, Allianz NACM Income & Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/ Sectors

Telecommunications	6.8%
Technology	4.2%
Pharmaceuticals	3.8%
Multi-Media	3.6%
Financial Services	3.5%
Machinery	3.1%
Commercial Services	3.0%
Oil & Gas	2.7%
Other	65.1%
Cash & Equivalents — Net (including Options Written)	4.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$975.10	$971.60	$975.80	$975.60	$976.50
Expenses Paid During Period	$6.46	$10.07	$6.52	$5.24	$4.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.25	$1,014.58	$1,018.20	$1,019.49	$1,019.93
Expenses Paid During Period	$6.61	$10.29	$6.66	$5.36	$4.91

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.06% for Class C, 1.33% for Class D, 1.07% for Class P, and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	7

Allianz AGIC Mid-Cap Growth Fund (formerly, Allianz NACM Mid-Cap Growth Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index.

• Stock selection decisions in the industrials and technology sectors detracted from the Fund’s performance relative to the benchmark. Selections among consumer discretionary, health care and financials stocks contributed positively to relative results.

• The rebound in the U.S. stock market that began in March 2009 continued throughout much of the reporting period. The rally was driven by mounting evidence of a sustained economic recovery and improvement in corporate earnings. Some of the programs the government had put in place to stimulate the economy came to an end, including the home-buyer tax credit. However, the Federal Reserve held short-term interest rates near 0%, as it had since December 2008.

• Stock selection was weakest in the industrials sector, where General Cable was a notable detractor. General Cable manufactures wire and cable products and was negatively affected by rising copper prices. The Fund’s technology stocks produced a strong gain, but they did not keep up with the technology stocks in the benchmark, especially high flying technology consulting, data storage and business services companies.

• Stock selection in the consumer discretionary sector had the largest positive effect on the Fund’s performance compared to the benchmark. Top-performing holdings included Limited Brands, a specialty retailer, and Starbucks, the coffee company. Limited Brands reported higher margins related to less promotional activity and disciplined inventory and expense management. Starbucks’ efforts to improve quality and service contributed to the first increase in customer traffic at its U.S. stores in more than three years.

• Sector weightings are a residual of the bottom-up investment process used to manage the Fund, and they had a favorable impact on relative performance. This was mainly due to an underweight position in utilities, which was the only sector in the benchmark to decline. The utilities sector is a defensive area of the market that typically lags when stock prices are rapidly rising, and this period was no exception.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	Fund Inception† (02/27/04)
Allianz AGIC Mid-Cap Growth Fund Class A	19.77%	2.04%	3.25%
Allianz AGIC Mid-Cap Growth Fund Class A (adjusted)	13.18%	0.89%	2.33%
Allianz AGIC Mid-Cap Growth Fund Class C	19.00%	1.32%	2.52%
Allianz AGIC Mid-Cap Growth Fund Class C (adjusted)	18.00%	1.32%	2.52%
Allianz AGIC Mid-Cap Growth Fund Class D	19.87%	2.05%	3.26%
Allianz AGIC Mid-Cap Growth Fund Class P	20.20%	2.33%	3.54%
Allianz AGIC Mid-Cap Growth Fund Institutional Class	20.23%	2.42%	3.64%
Russell Midcap Growth Index	21.3%	1.37%	2.87%
Lipper Mid-Cap Core Funds Average	21.49%	0.49%	1.02%

† The Fund commenced operations on 02/27/04. Lipper comparisons began on 02/28/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 2.12% for Class C shares, 1.35% for Class D shares, 1.13% for Class P shares and 1.02% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

8	Allianz Funds

Allianz AGIC Mid-Cap Growth Fund (formerly, Allianz NACM Mid-Cap Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Specialty Retail	7.4%
Health Care Providers & Services	6.6%
Software	6.1%
Machinery	5.7%
Media	5.5%
Health Care Equipment & Supplies	5.3%
Real Estate Investment Trust	4.9%
Chemicals	4.5%
Other	51.4%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$961.30	$957.80	$962.20	$963.50	$963.50
Expenses Paid During Period	$6.42	$10.05	$6.47	$5.21	$4.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.25	$1,014.53	$1,018.20	$1,019.49	$1,019.93
Expenses Paid During Period	$6.61	$10.34	$6.66	$5.36	$4.91

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class C, 1.33% for Class D, 1.07% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	9

Allianz AGIC Opportunity Fund (formerly, Allianz OCC Opportunity Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Opportunity Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion.

• On an absolute basis, the Fund’s exposure to the consumer discretionary and technology sectors contributed most to gains for the period. Relative to the benchmark, stock selection decisions in the energy and consumer staples sectors detracted from returns. Selections among consumer discretionary, industrials and technology companies contributed positively to relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In the energy sector, shares of oil and gas companies Petrohawk, Sandridge and Comstock fell through the period as natural gas pricing remained weak.

• Among consumer staples companies, shares of Smart Balance, a maker of low-cholesterol cheeses and butter-like spreads, fell late in the period as the company cut its 2010 sales outlook, citing a weak economy, competitive pressure and slow growth for new products.

• In the consumer discretionary sector holdings in fitness facility and apparel companies contributed positively to relative returns. Life Time Fitness shares gained as the chain of health clubs reported growth in income, revenues and memberships. The company opened several of its giant, resort-like centers in the year. Positions in athletic apparel companies Lulumon Athletica and Under Armour also advanced. Lulumon reported growth ahead of analyst and company expectations and set strong estimates going forward.

•Among industrials, exposure to air and sea transportation equipment and services companies contributed positively as economic growth in the period brought sales and earnings improvements. Positions in Aegean Marine Petroleum Network, air charter company Atlas Air Worldwide and Continental Airlines all registered gains. Aegean shares advanced as the company, which sells boat fuel and lubricants to ships in port and at sea, announced that it had acquired Verbeke Bunkering, a Dutch supplier of marine fuel. Airline stocks advanced on improving passenger yields resulting from higher ticket prices.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz AGIC Opportunity Fund Class A	17.35%	2.65%	–0.13%	11.53%
Allianz AGIC Opportunity Fund Class A (adjusted)	10.89%	1.50%	–0.70%	11.29%
Allianz AGIC Opportunity Fund Class B	16.45%	1.89%	–0.65%	11.30%
Allianz AGIC Opportunity Fund Class B (adjusted)	11.45%	1.55%	–0.65%	11.30%
Allianz AGIC Opportunity Fund Class C	16.46%	1.88%	–0.88%	10.71%
Allianz AGIC Opportunity Fund Class C (adjusted)	15.46%	1.88%	–0.88%	10.71%
Allianz AGIC Opportunity Fund Class D	17.25%	2.65%	–0.13%	11.56%
Allianz AGIC Opportunity Fund Class R	17.01%	2.44%	–0.35%	11.26%
Allianz AGIC Opportunity Fund Class P	17.70%	2.96%	0.15%	11.82%
Allianz AGIC Opportunity Fund Institutional Class	17.76%	3.06%	0.25%	11.93%
Allianz AGIC Opportunity Fund Administrative Class	17.49%	2.81%	0.01%	11.68%
Russell 2000 Growth Index	17.96%	1.14%	–1.72%	6.31%
Lipper Small-Cap Growth Funds Average	19.13%	0.26%	–0.75%	9.18%

† The Fund commenced operations on 02/24/84. Lipper comparisons began on 02/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.05% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

10	Allianz Funds

Allianz AGIC Opportunity Fund (formerly, Allianz OCC Opportunity Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	10.0%
Semiconductors & Semiconductor Equipment	9.0%
Health Care Equipment & Supplies	6.9%
Biotechnology	6.7%
Software	6.4%
IT Services	4.5%
Commercial Services & Supplies	4.4%
Hotels, Restaurants & Leisure	3.9%
Other	48.1%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$972.30	$968.60	$968.60	$971.60	$971.50	$973.70	$974.10	$972.90
Expenses Paid During Period	$6.41	$10.10	$10.05	$6.45	$7.63	$5.19	$4.70	$5.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.30	$1,014.53	$1,014.58	$1,018.25	$1,017.06	$1,019.54	$1,020.03	$1,018.79
Expenses Paid During Period	$6.56	$10.34	$10.29	$6.61	$7.80	$5.31	$4.81	$6.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.07% for Class B, 2.06% for Class C, 1.32% for Class D, 1.56% for Class R, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	11

Allianz AGIC Systematic Growth Fund (formerly, Allianz NACM Growth Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Systematic Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index.

• Both the Fund and its benchmark, the Russell 1000 Growth Index, produced healthy gains during the reporting period. Stock selection decisions in the industrials, materials and consumer staples sectors detracting most significantly from relative returns versus the benchmark. Selections among technology and health care companies contributed positively to relative results.

• The U.S. equity market advanced in response to rising confidence that the United States was emerging from the worst recession in decades. The economy posted three consecutive quarters of growth, as consumer spending picked up and businesses restocked their inventories. A sharp rebound in corporate earnings further lifted investor sentiment. The market weakened toward the end of the period on softening economic data and concerns that the European debt crisis would slow global growth. However, these losses were unable to erase earlier gains.

• Stock selection in the industrials sector detracted from the Fund’s performance relative to its benchmark. Lagging stocks included URS Corporation, an engineering and construction firm that lowered is revenue outlook, and defense contractors L-3 Communications and Lockheed Martin. L-3 Communications lost a big project to a competitor, while Lockheed Martin faced higher pension costs and margin pressure in its aeronautics unit.

• Stock selection in the consumer staples sector also detracted from the Fund’s relative results. Two holdings that underperformed were Archer Daniels Midland and Dean Foods. Archer Daniels Midland, an agricultural services company, experienced declining margins in its ethanol division. Dean Foods, a dairy processor, was hurt by expectations that rising input costs and higher price competition would dampen future earnings.

• The Fund’s performance compared to the benchmark benefited from stock selection in the technology sector. Major contributors included Apple, Cognizant Technology Solutions and Marvell Technology. Record iPhone demand at hardware manufacturer Apple helped drive topline results and expand margins. Cognizant Technology Solutions, a provider of information technology (IT) services, reported strong revenue growth across business lines and geographic regions. Marvell Technology, a semiconductor company, announced better-than-expected earnings driven by growth in new products.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz AGIC Systematic Growth Fund Class A	10.85%	–0.25%	3.35%
Allianz AGIC Systematic Growth Fund Class A (adjusted)	4.76%	–1.37%	2.61%
Allianz AGIC Systematic Growth Fund Class B	9.92%	–1.03%	2.56%
Allianz AGIC Systematic Growth Fund Class B (adjusted)	4.92%	–1.38%	2.56%
Allianz AGIC Systematic Growth Fund Class C	10.02%	–0.99%	2.57%
Allianz AGIC Systematic Growth Fund Class C (adjusted)	9.02%	–0.99%	2.57%
Allianz AGIC Systematic Growth Fund Class D	10.90%	–0.27%	3.33%
Allianz AGIC Systematic Growth Fund Class P	11.19%	0.03%	3.66%
Allianz AGIC Systematic Growth Fund Institutional Class	11.22%	0.11%	3.76%
Allianz AGIC Systematic Growth Fund Administrative Class	10.97%	–0.12%	3.50%
Russell 1000 Growth Index	13.62%	0.38%	4.73%
Lipper Large-Cap Growth Funds Average	11.28%	–0.52%	3.09%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

12	Allianz Funds

Allianz AGIC Systematic Growth Fund (formerly, Allianz NACM Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computer & Peripherals	10.9%
Software	8.8%
Health Care Providers & Services	6.1%
IT Services	6.0%
Semiconductors & Semiconductor Equipment	5.6%
Oil, Gas & Consumable Fuels	4.8%
Pharmaceuticals	3.7%
Aerospace & Defense	3.4%
Other	49.5%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$914.10	$910.80	$910.90	$914.80	$915.30	$915.40	$914.10
Expenses Paid During Period	$5.55	$9.10	$9.10	$5.55	$4.37	$3.89	$5.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.99	$1,015.27	$1,015.27	$1,018.99	$1,020.23	$1,020.73	$1,019.49
Expenses Paid During Period	$5.86	$9.59	$9.59	$5.86	$4.61	$4.11	$5.36

For each class of the Fund, expenses are equal to the expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 1.17% for Class D, 0.92% for Class P, 0.82% for Institutional Class and 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	13

Allianz AGIC Target Fund (formerly, Allianz OCC Target Fund)

(Unaudited)

Portfolio Insights

• Allianz AGIC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

• Stock selection decisions among health care and energy companies detracted from relative returns. Stock selection decisions in the industrials and consumer discretionary sectors and an underweighting of utilities companies contributed positively to performance.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In health care, shares of Myriad Genetics, a health care company that focuses on the development and marketing of molecular diagnostic products, fell on weaker-than-expected quarterly sales. Shares of biopharmaceutical company AMAG Pharmaceutical fell on concerns the company’s intravenous iron replacement therapy Feraheme might be causing allergic reactions in kidney disease patients.

• In energy, shares of oil and gas companies Petrohawk and Sandridge fell through the period as natural gas pricing remained weak.

• Among industrials, exposure to air and sea transportation equipment and services companies contributed positively as economic growth in the period brought sales and earnings improvements. A position in Textron registered gains as the business-jet market showed signs of stabilization leading to modest improvement in orders of Cessna jets. Positions in Aegean Marine Petroleum Network, railroad operator Kansas City Southern and air charter company Atlas Air Worldwide all registered gains. Aegean shares advanced as the company, which sells boat fuel and lubricants to ships in port and at sea, announced that it had acquired Verbeke Bunkering, a Dutch supplier of marine fuel.

•In the consumer discretionary sector entertainment and travel stocks advanced with an improving economic outlook. Shares of Las Vegas Sands rose early in the period as analysts raised share-price targets for the stock. The casino operator stood to gain from gaming growth and business developments in the Chinese enclave of Macau, the only place in China where gambling is legal. Shares of online travel company Priceline.com also climbed, benefiting from analyst upgrades. Analysts noted that although leisure travel was up largely because of promotions and discounts, there were signs of stabilization in the overall travel sector.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (12/17/92)
Allianz AGIC Target Fund Class A	21.35%	0.56%	–3.70%	8.50%
Allianz AGIC Target Fund Class A (adjusted)	14.68%	–0.57%	–4.24%	8.16%
Allianz AGIC Target Fund Class B	20.53%	–0.18%	–4.20%	8.18%
Allianz AGIC Target Fund Class B (adjusted)	15.53%	–0.48%	–4.20%	8.18%
Allianz AGIC Target Fund Class C	20.43%	–0.19%	–4.41%	7.72%
Allianz AGIC Target Fund Class C (adjusted)	19.43%	–0.19%	–4.41%	7.72%
Allianz AGIC Target Fund Class D	21.44%	0.57%	–3.69%	8.51%
Allianz AGIC Target Fund Class P	21.73%	0.85%	–3.41%	8.81%
Allianz AGIC Target Fund Institutional Class	21.84%	0.96%	–3.31%	8.92%
Allianz AGIC Target Fund Administrative Class	21.47%	0.70%	–3.54%	8.72%
Russell Midcap Growth Index	21.30%	1.37%	–1.99%	7.30%
Lipper Multi-Cap Growth Funds Average	15.11%	0.65%	–2.91%	6.93%

† The Fund commenced operations on 12/17/92. Lipper comparisons began on 12/31/92.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.22% for Class D shares, 0.95% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

14	Allianz Funds

Allianz AGIC Target Fund (formerly, Allianz OCC Target Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	6.0%
Aerospace & Defense	5.8%
Semiconductors & Semiconductor Equipment	5.1%
Health Care Providers & Services	4.3%
Biotechnology	4.1%
Media	4.0%
Internet Software & Services	4.0%
Hotels, Restaurants & Leisure	3.9%
Other	54.4%
Cash & Equivalents — Net	8.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$947.10	$943.90	$943.00	$947.20	$948.00	$948.90	$947.80
Expenses Paid During Period	$5.84	$9.50	$9.49	$5.84	$4.64	$4.16	$5.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.79	$1,015.03	$1,015.03	$1,018.79	$1,020.03	$1,020.53	$1,019.24
Expenses Paid During Period	$6.06	$9.84	$9.84	$6.06	$4.81	$4.31	$5.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.97% for Class B, 1.97% for Class C, 1.21% for Class D, 0.96% for Class P, 0.86% for Institutional Class and 1.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	15

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ All-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies).

• Stock selection decisions in the consumer discretionary, energy and financials sectors contributed to robust returns and performance relative to the benchmark. Stock selections among consumer staples and materials companies detracted from relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence. Consumer discretionary stocks paced broad-market returns for the period. Telecommunications and energy stocks lagged.

•Consumer spending improved through most of the period as a strengthening economy inspired improvements in confidence and companies measured year-over-year results against recession-weak comparisons. In this environment select retailers and media companies saw stock prices advance. The Fund’s position in Limited Brands registered gains as the owner of mall-store chains Victoria’s Secret and Bath & Body Works reported improving demand for luxury goods that reduced the need for discounting and contributed to higher operating margins. CBS shares notched gains as the nation’s most-watched television network booked increases in auto advertising, the network’s top revenue source. Harley-Davidson stock ended the period posting gains despite lower revenues. The company, the world’s largest manufacturer of heavy-weight motorcycles, commands half the U.S. market and one-third of the growing global market.

• In energy, the Fund’s position in independent oil and gas producer Cimarex combined with the underweighting of integrated oil companies contributed to high relative returns. Cimarex shares gained in the period on accelerating revenues and profits as natural gas and oil prices both advanced. Additionally, because 30% of U.S. domestic oil production comes from the Gulf of Mexico, the anticipation of heightened regulation of offshore drilling may bode well for onshore producers like Cimarex.

• In the consumer staples sector, shares of grocery firm Supervalu declined as analysts trimmed outlooks on the national grocery chain. The company has struggled from the effects of a slack economy and competition from discounter Wal-Mart, which has benefited from shoppers’ bargain-hunting mood.

• In the materials sector, the Fund’s holdings in select metals producers achieved gains but underperformed many of the specialty chemical and paper companies in the broad sector.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	23.50%	–3.22%	5.07%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	16.71%	–4.31%	4.33%
Allianz NFJ All-Cap Value Fund Class B	22.65%	–3.95%	4.28%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	17.65%	–4.20%	4.28%
Allianz NFJ All-Cap Value Fund Class C	22.64%	–3.96%	4.28%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	21.64%	–3.96%	4.28%
Allianz NFJ All-Cap Value Fund Class D	23.55%	–3.22%	5.07%
Allianz NFJ All-Cap Value Fund Class P	23.71%	–2.95%	5.39%
Allianz NFJ All-Cap Value Fund Institutional Class	23.93%	–2.84%	5.51%
Allianz NFJ All-Cap Value Fund Administrative Class	23.65%	–3.07%	5.24%
Russell 3000 Value Index	17.57%	–1.56%	5.20%
Lipper Multi-Cap Value Funds Average	16.87%	–1.51%	4.11%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 2.08% for Class B shares, 2.08% for Class C shares, 1.33% for Class D shares, 1.04% for Class P shares, 0.98% for Institutional Class shares and 1.23% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

16	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	16.8%
Insurance	10.2%
Pharmaceuticals	8.1%
Gas Utilities	5.3%
Diversified Telecommunication Services	5.2%
Real Estate Investment Trust	5.0%
Metals & Mining	4.7%
Industrial Conglomerates	2.7%
Other	40.9%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$947.00	$943.20	$943.70	$946.60	$948.00	$947.80	$947.50
Expenses Paid During Period	$6.37	$10.02	$9.98	$6.37	$5.17	$4.73	$5.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.25	$1,014.48	$1,014.53	$1,018.25	$1,019.49	$1,019.93	$1,018.74
Expenses Paid During Period	$6.61	$10.39	$10.34	$6.61	$5.36	$4.91	$6.11

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.08% for Class B, 2.07% for Class C, 1.32% for Class D, 1.07% for Class P, 0.98% for Institutional Class and 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	17

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Dividend Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.

• On an absolute basis, the Fund’s overweight position in technology and underweight position in utilities figured prominently in gains for the period. Positions in the materials and energy sectors declined, on average. Stock selections in the energy, health care and consumer discretionary sectors detracted from returns versus the benchmark. Stock selection decisions in the consumer staples, technology and telecommunications sectors contributed positively to relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence. Among large-cap value stocks, consumer discretionary and industrials companies paced returns. Telecommunications and energy stocks trailed the sector average.

• Among energy stocks, the Fund’s exposure to offshore drilling companies, along with security selections among integrated oil companies, contributed to underperformance. Shares of Fund holding Diamond Offshore fell after analysts cut earnings and price targets for most offshore drillers in the wake of the BP Horizon well failure. Shares of integrated oil giant Total SA underperformed in this environment as the company’s refinery throughput declined and improvements in Total’s quarterly earnings lagged those of others in the group.

• Holdings in large pharmaceutical companies detracted from relative performance. Uncertainty about the long-term effects of health insurance overhaul legislation persisted after passage. Instead of clarifying the situation for patients and health care providers, the new laws primarily served to dampen returns, as profitability in much of the sector is expected to be negatively impacted.

• In the consumer staples sector, tobacco company stocks outperformed after the U.S. Supreme Court opted not to hear an appeal over whether tobacco makers concealed smoking’s dangers. In so doing, the high court rejected an effort to require the industry to fund a mega-billion dollar government campaign to curb smoking. This benefitted positions in Altria and Reynolds, which make Marlboro and Camel cigarettes, respectively. The Fund’s underweighting of national grocery and pharmacy chains also factored positively in returns. Several analysts cut outlooks on these stores as price competition from mega-stores, rising inflation and continued high unemployment pressured the segment.

• The Fund’s technology holdings performed well as IT spending improved during the period. Harris Corp. shares advanced as orders for their lightweight radio poured in. The hand-held radio provides soldiers with unprecedented situational awareness of the battlefield, through streaming video and collaborative chat.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	13.14%	–1.64%	5.55%	4.85%
Allianz NFJ Dividend Value Fund Class A (adjusted)	6.92%	–2.75%	4.96%	4.27%
Allianz NFJ Dividend Value Fund Class B	12.34%	–2.37%	5.01%	4.31%
Allianz NFJ Dividend Value Fund Class B (adjusted)	7.34%	–2.68%	5.01%	4.31%
Allianz NFJ Dividend Value Fund Class C	12.35%	–2.37%	4.77%	4.08%
Allianz NFJ Dividend Value Fund Class C (adjusted)	11.35%	–2.37%	4.77%	4.08%
Allianz NFJ Dividend Value Fund Class D	13.16%	–1.64%	5.55%	4.85%
Allianz NFJ Dividend Value Fund Class R	12.92%	–1.87%	5.30%	4.60%
Allianz NFJ Dividend Value Fund Class P	13.49%	–1.36%	5.91%	5.21%
Allianz NFJ Dividend Value Fund Institutional Class	13.63%	–1.26%	6.02%	5.32%
Allianz NFJ Dividend Value Fund Administrative Class	13.34%	–1.52%	5.75%	5.04%
Russell 1000 Value Index	16.92%	–1.64%	2.38%	2.05%
Lipper Equity Income Funds Average	14.37%	–0.18%	2.34%	2.19%

† The Fund commenced operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.82% for Class P shares, 0.73% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

18	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	15.5%
Pharmaceuticals	9.8%
Diversified Telecommunication Services	8.1%
Tobacco	6.4%
Insurance	6.4%
Thrifts & Mortgage Finance	4.1%
Aerospace & Defense	4.0%
Health Care Equipment & Supplies	3.9%
Other	39.6%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$922.00	$919.00	$919.10	$922.10	$921.70	$923.60	$924.80	$923.20
Expenses Paid During Period	$5.10	$8.66	$8.66	$5.10	$6.29	$3.91	$3.44	$4.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.49	$1,015.77	$1,015.77	$1,019.49	$1,018.25	$1,024.79	$1,021.22	$1,019.98
Expenses Paid During Period	$5.36	$9.10	$9.10	$5.36	$6.61	$4.12	$3.61	$4.86

For each class of the Fund, expenses are equal to the expense ratio for the class (1.07% for Class A, 1.82% for Class B, 1.82% for Class C, 1.07% for Class D, 0.82% for Class P, 1.32% for Class R, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	19

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Large-Cap Value Fund seeks to provide long-term growth of capital and income. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 300th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $7.4 billion as of September 30, 2009).

• On an absolute basis, the Fund’s holdings in the financials and consumer discretionary sectors figured prominently in gains for the period. Relative to the benchmark, stock selection decisions combined with underweight positions in both the financials and energy sectors contributed to performance. Stock selection decisions in the industrials and materials sectors detracted from relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In the financials sector, the portfolio’s holdings in specialty financial companies and real estate investment trusts, along with an underweighting of money center banks, boosted relative returns for the period. Shares of financial services firm Prudential advanced through the period as the company strengthened its market position and bolstered its balance sheet by reducing debt. Annaly Capital stock advanced as the company improved core earnings as mortgage transactions volume turned up with lower mortgages rates. Simon Property shares gained as the company’s growth outpaced peers in the global shopping mall space.

• Among energy companies, the Fund’s underweight positions in select integrated-oil and exploration-and-production companies boosted relative returns. The Fund’s position in exploration and production company Apache outperformed other independent producers as the company fared better than most in avoiding fallout from the BP Horizon deepwater well crisis. Apache acquired shallow-water assets in the Gulf during the period. Its new wells will account for almost 20% of its worldwide production and are expected to boost earnings, cash flow, production and reserves.

• The Fund’s underweighting of heavy equipment makers detracted from returns in the industrials sector. Early in the fiscal year period, rising global economic growth, a relatively weak dollar that boosted U.S. exports and strong U.S. defense spending contributed to a burst of strength among heavy manufacturing concerns. Momentum slowed with weaker consumer and business confidence and the outlook for the group moderated in the closing months of the period.

• In the materials sector, the Fund’s holdings in select metals producers declined, underperforming many of the specialty chemical companies in the index. Shares of Freeport-McMoran and Nucor slid on lower copper and steel prices, respectively.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	13.37%	–3.27%	4.00%	3.63%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	7.14%	–4.36%	3.41%	3.05%
Allianz NFJ Large-Cap Value Fund Class B	12.50%	–4.01%	3.38%	3.02%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	7.50%	–4.36%	3.38%	3.02%
Allianz NFJ Large-Cap Value Fund Class C	12.48%	–3.99%	3.23%	2.87%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	11.48%	–3.99%	3.23%	2.87%
Allianz NFJ Large-Cap Value Fund Class D	13.34%	–3.28%	3.99%	3.63%
Allianz NFJ Large-Cap Value Fund Class R	13.17%	–3.51%	3.79%	3.43%
Allianz NFJ Large-Cap Value Fund Class P	13.66%	–2.96%	4.37%	4.00%
Allianz NFJ Large-Cap Value Fund Institutional Class	13.86%	–2.89%	4.46%	4.09%
Allianz NFJ Large-Cap Value Fund Administrative Class	13.46%	–3.16%	4.19%	3.82%
Russell Top 200 Value Index	12.41%	–2.54%	0.25%	–0.06%
Lipper Large-Cap Value Funds Average	12.96%	–1.87%	1.83%	1.55%

† The Fund commenced operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

20	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	15.1%
Insurance	10.2%
Pharmaceuticals	9.1%
Diversified Telecommunication Services	7.0%
Media	4.1%
Real Estate Investment Trusts	4.0%
Food & Staples Retailing	3.9%
Electric Utilities	3.5%
Other	41.8%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$929.80	$925.90	$926.40	$929.70	$929.00	$930.90	$931.40	$930.30
Expenses Paid During Period	$5.36	$8.98	$8.98	$5.36	$6.60	$4.17	$3.69	$4.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.24	$1,015.47	$1,015.47	$1,019.24	$1,017.95	$1,020.48	$1,020.98	$1,019.74
Expenses Paid During Period	$5.61	$9.39	$9.39	$5.61	$6.90	$4.36	$3.86	$5.11

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.88% for Class B, 1.88% for Class C, 1.12% for Class D, 0.87% for Class P, 1.38% for Class R, 0.77% for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	21

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

• Stock selections decisions in the consumer discretionary, technology and health care sectors contributed to relative performance. Stock selection decisions and an underweight position in financials and stock selections among materials and consumer staples companies detracted from relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence. Among midcap value stocks, consumer discretionary and materials companies posted the highest average returns for the period. Utilities and consumer staples stocks achieved double-digit gains but trailed the benchmark average.

• Consumer spending improved through most of the period as a strengthening economy inspired improvements in confidence and companies measured year-over-year results against recession-weak comparisons. In this environment select retailers and media companies saw stock prices advance. The Fund’s position in Limited Brands registered gains as the owner of mall-store chains Victoria’s Secret and Bath & Body Works reported improving demand for luxury goods that reduced the need for discounting and contributed to higher operating margins. Harley-Davidson stock ended the period posting gains despite lower revenues. The company, the world’s largest manufacturer of heavy-weight motorcycles, commands half the U.S. market and one-third of the growing global market.

• The technology sector produced some of the highest absolute and relative returns for the Fund. One of the strongest performers in the sector was Jabil Circuits, a contract manufacturer of circuit boards and other electronic components. As the economy strengthened and companies began spending on technology again, Jabil logged four consecutive quarters of improved sales and earnings and raised its full-year guidance.

• Among financials companies, the Fund’s underweight position in real estate investment trusts and exposure to money market funds management detracted from relative returns. A position in Federated Investors declined as a result of ultra-low short term interest rates that squeezed managers’ profit margins and also sent investors looking for new sources of yield.

• In the consumer staples sector, shares of grocery firm Supervalu declined as the company struggled from the effects of a slack economy and competition from discounter Wal-Mart. Corn Products shares also fell in the period despite positive analyst sentiment and the company’s affirmation of 2010 earnings guidance.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	Fund Inception† (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	30.43%	–4.00%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	23.24%	–5.39%
Allianz NFJ Mid-Cap Value Fund Class C	29.61%	–4.70%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	28.61%	–4.70%
Allianz NFJ Mid-Cap Value Fund Class D	30.61%	–3.98%
Allianz NFJ Mid-Cap Value Fund Class P	30.82%	–3.72%
Allianz NFJ Mid-Cap Value Fund Institutional Class	31.02%	–3.64%
Russell Midcap Value Index	28.91%	–2.73%
Lipper Mid-Cap Value Funds Average	23.64%	–2.67%

† The Fund commenced operations on 08/21/06. Lipper comparisons began on 08/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class C shares, 1.27% for Class D shares, 0.99% for Class P shares and 0.92% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

22	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Insurance	10.1%
Oil, Gas & Consumable Fuels	7.2%
Real Estate Investment Trust	7.2%
Diversified Telecommunication	5.3%
Gas Utilities	5.2%
Multi-Utilities	5.1%
Food Products	5.0%
Specialty Retail	4.6%
Other	47.9%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$976.60	$973.50	$977.70	$977.70	$977.80
Expenses Paid During Period	$6.22	$9.88	$6.23	$5.00	$4.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.50	$1,014.78	$1,018.50	$1,019.74	$1,020.23
Expenses Paid During Period	$6.36	$10.09	$6.36	$5.11	$4.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.27% for Class D, 1.02% for Class P, and 0.92% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	23

Allianz NFJ Renaissance Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Renaissance Fund seeks to provide long-term growth of capital and income by normally investing primarily in common stocks of companies that the portfolio managers believe are trading at attractive valuations. Although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends).

• Relative to the benchmark, stock selection decisions and underweight positions in the financials and consumer discretionary sectors detracted from performance. Selections among health care and consumer staples companies benefited performance versus the benchmark.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• Among financials companies, the Fund’s underweight position in real estate investment trusts and exposure to money market funds management and specialty insurance detracted from relative returns. A position in Federated Investors declined as low short-term interest rates squeezed profit margins and sent investors looking for new sources of yield. Shares of HCC Insurance advanced for the full period but underperformed the sector average. The company reported lower quarterly profits in May as a result of claims from the massive Chilean earthquake.

• In the consumer discretionary market, exposure to consumer services and selection decisions among publishers and media companies detracted from relative returns. H&R Block declined sharply after giving a negative outlook for 2010. Increased consumer use of tax preparation software detracted from sales, a trend that is expected to continue. While an improving advertising market boosted broadcasters’ performance in the period, the uptick in ads didn’t enable publisher McGraw-Hill to generate stock gains. Despite an increased dividend, earnings guidance in line with expectations and sale of its Business Week magazine, the company’s shares tracked lower on continued weakness in print media and lawsuits against the company’s financial information subsidiary, Standard & Poor’s.

• While health insurance overhaul legislation caused greater uncertainty for many health care companies, there were some expected beneficiaries. Fund holdings in pharmaceutical suppliers AmerisourceBergen and McKesson boosted relative returns as analysts projected that the companies would benefit from the addition of 30 million newly insured consumers in the generic drug market. Both companies ended the year higher, outperforming benchmark constituents in biotechnology and patent drugs.

• In the consumer staples sector, rising consumer confidence in the period translated into higher sales and earnings for brand-name producers relative to commodity-level food processors. The Fund’s positions in Coca-Cola Enterprises, Hershey Foods, Reynolds tobacco and Brown-Forman, the distiller of Jack Daniels bourbon, all advanced outperforming the benchmark return for the sector.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (04/18/88)
Allianz NFJ Renaissance Class A	21.95%	–0.52%	6.58%	10.50%
Allianz NFJ Renaissance Class A (adjusted)	15.25%	–1.64%	5.98%	10.22%
Allianz NFJ Renaissance Class B	21.01%	–1.26%	6.02%	10.24%
Allianz NFJ Renaissance Class B (adjusted)	16.01%	–1.48%	6.02%	10.24%
Allianz NFJ Renaissance Class C	21.02%	–1.27%	5.78%	9.67%
Allianz NFJ Renaissance Class C (adjusted)	20.02%	–1.27%	5.78%	9.67%
Allianz NFJ Renaissance Class D	22.01%	–0.51%	6.58%	10.51%
Allianz NFJ Renaissance Class R	21.73%	–0.75%	6.27%	10.14%
Allianz NFJ Renaissance Institutional Class	22.40%	–0.12%	7.00%	10.90%
Allianz NFJ Renaissance Administrative Class	22.10%	–0.38%	6.77%	10.66%
Russell Midcap Value Index	28.91%	0.71%	7.55%	10.96%
Lipper Multi-Cap Core Funds Average	15.16%	–0.32%	0.67%	8.80%

† The Fund commenced operations on 04/18/88. Lipper comparisons began on 04/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

24	Allianz Funds

Allianz NFJ Renaissance Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	9.6%
Insurance	7.5%
Food Products	6.0%
Multi-Utilities	5.3%
Health Care Providers & Services	4.5%
Chemicals	4.1%
Real Estate Investment Trust	4.1%
Aerospace & Defense	3.9%
Other	53.5%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$974.70	$971.10	$970.70	$974.90	$973.20	$976.60	$975.30
Expenses Paid During Period	$6.17	$9.87	$9.87	$6.17	$7.39	$4.46	$5.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.55	$1,014.78	$1,014.78	$1,018.55	$1,017.31	$1,020.28	$1,019.04
Expenses Paid During Period	$6.31	$10.09	$10.09	$6.31	$7.55	$4.56	$5.81

For each class of the Fund, expenses are equal to the expense ratio for the class (1.26% for Class A, 2.02% for Class B, 2.02% for Class C, 1.26% for Class D, 1.51% for Class R 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	25

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion.

• On an absolute basis, the Fund’s holdings in the materials and energy sectors figured prominently in gains for the period. Relative to the benchmark, stock selection decisions in the energy and consumer staples sectors and an overweighting of materials companies benefited relative returns. Stock selection decisions among industrials companies and an underweight position in the consumer discretionary sector detracted from performance versus the benchmark.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence. Among small-cap value stocks, materials and consumer discretionary companies posted the highest average returns for the period. Utilities stocks registered solid gains but underperformed the market average.

• In the energy sector, the Fund’s holdings in onshore oil and gas production companies and in independent pipeline and refining companies outperformed the sector average. A firming of oil and natural gas prices during the period benefited the Fund as did its limited exposure to companies involved in offshore energy production. Investors reacted swiftly to the BP Horizon well spill in the Gulf of Mexico, prompting a selloff of offshore companies in anticipation of increased regulation and costs for the group.

• Among consumer staples stocks the Fund’s exposure to brand name food and soft drinks producers benefited returns as consumers began moving toward luxury items and away from thrift products.

• The materials sector delivered the index’s highest average rate of return for the period, led by gold and specialty chemicals company stocks. The Fund’s overweight position in the sector contributed to gains in both absolute and relative terms.

• Among industrials companies, the Fund’s holdings in security, construction and heavy industry companies underperformed the benchmark’s sector constituents, especially airlines, which advanced on improving passenger yields resulting from higher ticket prices.

• In the consumer discretionary sector, the Fund’s exposure to rental furnishings and motorsports entertainment companies underperformed select companies in the recovering automotive industry as well as recreational products and apparel makers.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	24.53%	4.10%	11.54%	11.31%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	17.68%	2.93%	10.91%	10.98%
Allianz NFJ Small-Cap Value Fund Class B	23.59%	3.32%	10.96%	11.00%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	18.59%	3.05%	10.96%	11.00%
Allianz NFJ Small-Cap Value Fund Class C	23.63%	3.33%	10.71%	10.49%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	22.63%	3.33%	10.71%	10.49%
Allianz NFJ Small-Cap Value Fund Class D	24.57%	4.11%	11.55%	11.32%
Allianz NFJ Small-Cap Value Fund Class R	24.23%	3.84%	11.24%	10.97%
Allianz NFJ Small-Cap Value Fund Class P	24.94%	4.41%	11.90%	11.66%
Allianz NFJ Small-Cap Value Fund Institutional Class	25.03%	4.53%	12.01%	11.77%
Allianz NFJ Small-Cap Value Fund Administrative Class	24.75%	4.26%	11.62%	11.43%
Russell 2000 Value Index	25.07%	–0.51%	7.48%	10.55%
Lipper Small-Cap Core Funds Average	21.63%	0.44%	5.14%	9.41%

† The Fund commenced operations on 10/01/91. Lipper comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class B shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.97% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

26	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	14.8%
Gas Utilities	8.0%
Real Estate Investment Trust	6.0%
Chemicals	5.9%
Health Care Equipment & Supplies	5.0%
Machinery	4.5%
Metals & Mining	4.3%
Food Products	3.8%
Other	43.2%
Cash & Equivalents — Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,014.20	$1,010.30	$1,010.30	$1,014.30	$1,012.60	$1,015.70	$1,016.10	$1,015.10
Expenses Paid During Period	$5.99	$9.72	$9.72	$5.99	$7.24	$4.75	$4.00	$5.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.84	$1,015.12	$1,015.12	$1,018.84	$1,017.60	$1,020.08	$1,020.83	$1,019.59
Expenses Paid During Period	$6.01	$9.74	$9.74	$6.01	$7.25	$4.76	$4.01	$5.26

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.20% for Class D, 0.95% for Class P, 1.45% for Class R, 0.80% for Institutional Class and 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	27

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings for investment purposes) in stocks of U.S. companies with market capitalizations of at least $5 billion.

• Stock selection accounted for most (over 90%) of the Fund’s performance relative to its benchmark, the Russell 1000 Growth Index.

• Continued evidence of an economic recovery helped U.S. large cap growth stocks (as measured by the Russell 1000 Growth Index) gain nearly 14% during the period. Industrials and telecommunication sectors were the best performers in the Index while energy and utilities segments underperformed.

• Stock selection in financials detracted from Fund returns. Energy was also an area of weakness due to both stock selection and the Fund’s relative overweight exposure to the sector. Energy services holding Weatherford International was the top detractor from relative returns.

•Conversely, underweighting defensive utilities and consumer staples and overweighting the consumer discretionary sector positively contributed to relative returns. Notably, Apple and Starwood Hotels & Resorts Worldwide were strong performers in the Fund during the period.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	7.90%	0.17%	–3.93%	4.81%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	1.96%	–0.96%	–4.47%	4.37%
Allianz RCM Large-Cap Growth Fund Class B	7.09%	–0.59%	–4.50%	4.34%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	2.09%	–0.93%	–4.50%	4.34%
Allianz RCM Large-Cap Growth Fund Class C	7.08%	–0.59%	–4.65%	4.03%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	6.08%	–0.59%	–4.65%	4.03%
Allianz RCM Large-Cap Growth Fund Class D	7.91%	0.16%	–3.86%	4.91%
Allianz RCM Large-Cap Growth Fund Class R	7.73%	–0.08%	–4.17%	4.54%
Allianz RCM Large-Cap Growth Fund Class P	8.28%	0.49%	–3.61%	5.16%
Allianz RCM Large-Cap Growth Fund Institutional Class	8.26%	0.56%	–3.53%	5.25%
Allianz RCM Large-Cap Growth Fund Administrative Class	8.10%	0.32%	–3.75%	5.00%
Russell 1000 Growth Index	13.62%	0.38%	–5.14%	2.96%
S&P 500 Index	14.43%	–0.79%	–1.59%	4.28%
Lipper Large-Cap Growth Funds Average	11.28%	–0.52%	–4.08%	3.37%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.86% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

28	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	11.4%
Software	7.7%
Health Care Providers & Services	4.9%
Communications Equipment	4.8%
Aerospace & Defense	4.6%
Energy Equipment & Services	4.4%
Pharmaceuticals	4.0%
Multiline Retail	4.0%
Other	52.2%
Cash & Equivalents — Net (including Options Purchased and Options Written)	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$895.80	$892.50	$891.90	$895.80	$895.00	$897.30	$896.80	$895.80
Expenses Paid During Period	$5.22	$8.77	$8.73	$5.22	$6.39	$4.05	$3.57	$4.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.29	$1,015.52	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.35	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.87% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	29

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

• Stock selection drove the Fund’s performance relative to its benchmark, the Russell Midcap Growth Index, while sector allocation was positive and helped to pare relative performance.

• Continued evidence of an economic recovery helped mid cap-growth stocks gain over 21% during the period. Technology, health care and consumer discretionary sectors were the top performers in the Russell Midcap Growth Index, while utilities and energy were relative underperformers.

• Stock selection in energy and health care drove the Fund’s relative performance. Energy services holding Weatherford International negatively impacted returns.

• Conversely, stock selection in consumer discretionary and technology was strong. In technology, Akamai Technologies was a strong performer for the Fund. Akamai provides services for delivering content and applications over the internet.

• An overweight in technology, the best performing sector in the Index during the period, also contributed positively to relative returns.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	21.03%	2.61%	–3.34%	12.74%
Allianz RCM Mid-Cap Fund Class A (adjusted)	14.37%	1.45%	–3.89%	12.53%
Allianz RCM Mid-Cap Fund Class B	19.90%	1.82%	–3.77%	12.53%
Allianz RCM Mid-Cap Fund Class B (adjusted)	14.90%	1.49%	–3.77%	12.53%
Allianz RCM Mid-Cap Fund Class C	20.01%	1.83%	–3.97%	11.97%
Allianz RCM Mid-Cap Fund Class C (adjusted)	19.01%	1.83%	–3.97%	11.97%
Allianz RCM Mid-Cap Fund Class D	20.80%	2.60%	–3.17%	12.99%
Allianz RCM Mid-Cap Fund Class R	20.41%	2.35%	–3.41%	12.56%
Allianz RCM Mid-Cap Fund Institutional Class	20.93%	2.93%	–2.78%	13.33%
Allianz RCM Mid-Cap Fund Administrative Class	20.92%	2.65%	–3.06%	13.03%
Russell Midcap Index	25.13%	1.22%	4.24%	12.66%
Russell Midcap Growth Index	21.30%	1.37%	–1.99%	11.52%
Lipper Multi-Cap Growth Funds Average	15.11%	0.65%	–2.91%	10.24%

† The Fund commenced operations on 11/06/79. Lipper comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 1.14% for Class D shares, 1.39% for Class R shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

30	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Semiconductors & Semiconductor Equipment	8.6%
Electrical Equipment	6.0%
Software	4.6%
Specialty Retail	4.5%
Health Care Equipment & Supplies	4.3%
Health Care Providers & Services	4.1%
Communications Equipment	3.8%
Oil, Gas & Consumable Fuels	3.5%
Other	56.7%
Cash & Equivalents — Net	3.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$971.20	$965.40	$965.20	$967.60	$967.30	$969.00	$968.10
Expenses Paid During Period	$5.57	$9.21	$9.21	$5.56	$6.68	$3.86	$5.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.14	$1,015.42	$1,015.42	$1,019.14	$1,018.00	$1,020.88	$1,019.64
Expenses Paid During Period	$5.71	$9.44	$9.44	$5.71	$6.85	$3.96	$5.21

For each class of the Fund, expenses are equal to the expense ratio for the class (1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 1.14% for Class D, 1.37% for Class R, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	31

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations.

• For the 12-month period ended June 30, 2010, sector allocation drove the Fund’s performance relative to its benchmark, the Russell 3000 Growth Index.

• Continued evidence of an economic recovery helped U.S. growth stocks, as measured by the Russell 3000 Growth Index, gain nearly 14% during the period. Energy and utilities were the only negative performers in the Index during the period while, industrials, telecommunications and consumer discretionary sectors were the best performers.

• Stock selection in financials and industrials along with an overweight allocation to energy negatively impacted the Fund’s relative returns. Specifically within financials, the Fund’s exposure to Goldman Sachs Group detracted from returns.

• The Fund’s underweight allocation to industrials, the best performing sector in the Index, also hurt relative returns.

• On the positive side, stock selection in consumer discretionary, technology and health care sectors boosted the Fund’s relative returns. Investments in casino company Las Vegas Sands and Apple positively contributed to relative returns during the period.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	Fund Inception† (03/31/06)
Allianz RCM Strategic Growth Fund Class A	8.67%	–1.94%
Allianz RCM Strategic Growth Fund Class A (adjusted)	2.69%	–3.24%
Allianz RCM Strategic Growth Fund Class C	7.89%	–2.66%
Allianz RCM Strategic Growth Fund Class C (adjusted)	6.89%	–2.66%
Allianz RCM Strategic Growth Fund Class D	8.68%	–1.96%
Allianz RCM Strategic Growth Fund Class P	8.97%	–1.67%
Allianz RCM Strategic Growth Fund Institutional Class	9.13%	–1.57%
Allianz RCM Strategic Growth Fund Administrative Class	8.88%	–1.81%
Russell 3000 Growth Index	13.95%	–2.03%
Russell 1000 Growth Index	13.62%	–1.87%
Lipper Large-Cap Growth Funds Average	11.28%	–3.22%

† The Fund commenced operations on 03/31/06. Lipper comparisons began on 03/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.47% for Class C shares, 1.70% for Class D shares, 1.46% for Class P shares, 1.36% for Institutional Class shares and 1.61% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

32	Allianz Funds

Allianz RCM Strategic Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Semiconductors & Semiconductor Equipment	9.5%
Computers & Peripherals	9.4%
Software	7.7%
Communications Equipment	6.3%
Hotels, Restaurants & Leisure	5.1%
Specialty Retail	5.0%
Oil, Gas & Consumable Fuels	3.8%
Pharmaceuticals	3.6%
Other	38.8%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	10.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$909.80	$907.10	$910.30	$911.50	$911.70	$910.90
Expenses Paid During Period	$8.14	$11.73	$8.15	$6.97	$6.49	$7.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,016.27	$1,012.50	$1,016.27	$1,017.50	$1,018.00	$1,016.71
Expenses Paid During Period	$8.60	$12.37	$8.60	$7.35	$6.85	$8.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.72% for Class A, 2.48% for Class C, 1.72% for Class D, 1.47% for Class P, 1.37% for Institutional Class and 1.63% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	33

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for AGIC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: NFJ Renaissance (A in 2/91, B in 5/95), AGIC Growth (A in 10/90, B in 5/95) and AGIC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Renaissance (4/98), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for AGIC Target is the A shares, and the D shares were first offered in 6/00. The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): AGIC Growth (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AGIC Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Renaissance/C, NFJ Small-Cap Value/Institutional, AGIC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for AGIC International and NFJ Large-Cap Value is the Institutional share class, and AGIC International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for AGIC Opportunity is Class C, and each first offered Class R shares class in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AGIC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Renaissance (4/88), AGIC Growth (3/99) and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95).

The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parenthesis after each Fund name: RCM Disciplined International Equity (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full

34	Allianz Funds

redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2010	35

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Composite Index is an unmanaged market index that is generally representative of the U.S. stock market.

36	Allianz Funds

Schedule of Investments

AGIC Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—93.8%
Aerospace & Defense—4.3%
Precision Castparts Corp.	95,000	$9,777
United Technologies Corp.	271,000	17,591

		27,368

Air Freight & Logistics—1.7%
FedEx Corp.	149,179	10,459

Beverages—4.1%
Coca-Cola Co.	246,950	12,377
PepsiCo, Inc.	217,890	13,281

		25,658

Biotechnology—4.6%
Celgene Corp. (a)	206,070	10,472
Gilead Sciences, Inc. (a)	548,090	18,789

		29,261

Communications Equipment—4.8%
Cisco Systems, Inc. (a)	725,520	15,461
QUALCOMM, Inc.	446,020	14,647

		30,108

Computers & Peripherals—7.1%
Apple, Inc. (a)	123,130	30,971
EMC Corp. (a)	746,501	13,661

		44,632

Construction & Engineering—1.1%
Fluor Corp.	165,000	7,012

Containers & Packaging—1.2%
Owens-Illinois, Inc. (a)	277,000	7,327

Diversified Financial Services—3.8%
Bank of America Corp.	407,000	5,849
CME Group, Inc.	27,630	7,779
JPMorgan Chase & Co.	283,320	10,372

		24,000

Energy Equipment & Services—1.6%
Baker Hughes, Inc.	244,882	10,180

Financial Services—3.4%
Visa, Inc., Class A	303,367	21,463

Food Products—5.5%
General Mills, Inc.	255,000	9,058
Kraft Foods, Inc., Class A	640,000	17,920
Mead Johnson Nutrition Co., Class A	150,000	7,518

		34,496

Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc. (a)	280,790	10,134

Health Care Providers & Services—3.8%
CIGNA Corp.	415,500	12,906
Express Scripts, Inc. (a)	236,500	11,120

		24,026

Hotels, Restaurants & Leisure—3.2%
Marriott International, Inc., Class A	265,200	7,940
McDonald’s Corp.	185,250	12,202

		20,142

Insurance—3.1%
Genworth Financial, Inc., Class A (a)	501,100	6,549
Prudential Financial, Inc.	239,750	12,865

		19,414

	Shares	Value (000s)

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a)	62,690	$6,850

Internet Software & Services—2.9%
Google, Inc., Class A (a)	41,440	18,439

IT Services—1.3%
Cognizant Technology Solutions Corp., Class A (a)	157,875	7,903

Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc. (a)	138,190	6,778

Machinery—0.9%
Joy Global, Inc.	111,990	5,610

Media—1.7%
Walt Disney Co.	350,000	11,025

Oil, Gas & Consumable Fuels—4.0%
Exxon Mobil Corp.	298,500	17,035
PetroHawk Energy Corp. (a)	489,042	8,299

		25,334

Pharmaceuticals—5.8%
Abbott Laboratories	263,070	12,307
Merck & Co., Inc.	363,395	12,708
Teva Pharmaceutical Industries Ltd. ADR	223,070	11,597

		36,612

Road & Rail—2.1%
Union Pacific Corp.	195,143	13,564

Semiconductors & Semiconductor Equipment—5.9%
Broadcom Corp., Class A	198,887	6,557
Intel Corp.	941,648	18,315
Texas Instruments, Inc.	537,652	12,517

		37,389

Software—5.2%
Microsoft Corp.	774,000	17,810
Oracle Corp.	270,810	5,812
VMware, Inc., Class A (a)	145,000	9,075

		32,697

Specialty Retail—5.4%
Gap, Inc.	600,000	11,676
Home Depot, Inc.	428,060	12,016
TJX Cos., Inc.	244,130	10,241

		33,933

Wireless Telecommunication Services—1.5%
American Tower Corp., Class A (a)	208,300	9,269

Total Common Stock (cost—$585,027)		591,083

WARRANTS—1.2%
	Units
Diversified Financial Services—1.2%
Bank of America Corp., expires 1/16/19 (a) (cost—$8,350)	1,000,000	7,650

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $19,979; collateralized by U.S. Treasury Bills, 0.104%, due 12/23/10, valued at $20,380 including accrued interest (cost—$19,979)	$19,979	$19,979

Total Investments (cost—$613,356)—98.2%		618,712

Other assets less liabilities—1.8%		11,652

Net Assets—100.0%		$630,364

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	37

Schedule of Investments

AGIC Income & Growth Fund

June 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES—33.0%
Aerospace & Defense—0.7%
Triumph Group, Inc.,
8.00%, 11/15/17	B1/B+	$985	$946
8.625%, 7/15/18 (a)	Ba3/B+	85	87

			1,033

Apparel & Textiles—0.6%
Oxford Industries, Inc.,
11.375%, 7/15/15	B1/BB-	105	116
Quiksilver, Inc.,
6.875%, 4/15/15	Caa2/CCC	1,000	914

			1,030

Automotive—1.2%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Caa2/CCC	425	371
Cooper-Standard Automotive, Inc. (a),
8.50%, 5/1/18	B2/B+	425	430
Exide Technologies,
10.50%, 3/15/13	B3/B-	730	741
Navistar International Corp.,
8.25%, 11/1/21	B1/BB-	425	434

			1,976

Building & Construction—0.5%
K Hovnanian Enterprises, Inc.,
10.625%, 10/15/16	B1/CCC+	400	402
Standard Pacific Corp.,
8.375%, 5/15/18	B3/B-	500	478

			880

Building Products—0.3%
Louisiana-Pacific Corp.,
13.00%, 3/15/17	Ba3/BBB-	228	247
Texas Industries, Inc.,
7.25%, 7/15/13	B3/B	250	243

			490

Chemicals—0.6%
Hexion US Finance Corp.,
8.875%, 2/1/18	B3/CCC+	600	544
Huntsman International LLC (a),
8.625%, 3/15/20	B3/CCC+	500	464

			1,008

Commercial Products—0.3%
RSC Equipment Rental, Inc.,
9.50%, 12/1/14	Caa2/B-	400	400

Commercial Services—3.0%
ARAMARK Corp.,
8.50%, 2/1/15	B3/B	725	736
Avis Budget Car Rental LLC,
7.75%, 5/15/16	B3/B	475	446
Cardtronics, Inc.,
9.25%, 8/15/13	B3/B+	960	974
DI Finance,
9.50%, 2/15/13	B1/B+	375	387

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

DynCorp International, Inc. (a)(b),
10.375%, 7/1/17	B1/B	$305	$307
Hertz Corp.,
10.50%, 1/1/16	B3/CCC+	500	521
KAR Auction Services, Inc.,
8.75%, 5/1/14	B3/CCC+	400	404
National Money Mart Co. (a),
10.375%, 12/15/16	B2/B+	1,000	1,020

			4,795

Communications—0.3%
Affinion Group, Inc.,
11.50%, 10/15/15	Caa1/B-	500	528

Computer Services—0.3%
Stream Global Services, Inc.,
11.25%, 10/1/14	B1/B+	370	380
Unisys Corp. (a),
12.75%, 10/15/14	Ba3/BB-	99	111

			491

Construction & Engineering—0.1%
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	195

Consumer Products—0.2%
Jarden Corp.,
7.50%, 5/1/17	B3/B	300	296

Cosmetics—0.6%
Revlon Consumer Products Corp. (a),
9.75%, 11/15/15	B3/B-	1,005	1,035

Diversified Manufacturing—0.2%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	400	366

Electrical Equipment—0.6%
WireCo WorldGroup (a),
9.50%, 5/15/17	B3/B	1,000	980

Electronics—1.1%
General Cable Corp.,
7.125%, 4/1/17	Ba3/B+	400	398
Kemet Corp. (a),
10.50%, 5/1/18	B1/B	1,000	995
Sanmina-SCI Corp.,
8.125%, 3/1/16	B2/CCC+	440	436

			1,829

Energy—0.6%
Cloud Peak Energy Resources LLC (a),
8.25%, 12/15/17	B1/BB-	450	448
Consol Energy, Inc. (a),
8.00%, 4/1/17	B1/BB	475	493

			941

Financial Services—3.0%
Ally Financial, Inc.,
6.75%, 12/1/14	B3/B	800	782
American General Finance Corp.,
6.90%, 12/15/17	B2/B	960	769
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	Ba3/B+	300	338

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CIT Group Funding Co. of Delaware LLC,
10.25%, 5/1/15	B3/B+	$1,000	$1,028
Ford Motor Credit Co. LLC,
7.00%, 10/1/13	Ba3/B-	250	255
8.125%, 1/15/20	Ba3/B-	525	537
International Lease Finance Corp.,
6.375%, 3/25/13	B1/BB+	235	221
8.625%, 9/15/15 (a)	B1/BB+	565	537
SLM Corp.,
8.45%, 6/15/18	Ba1/BBB-	370	342

			4,809

Healthcare & Hospitals—1.3%
Apria Healthcare Group, Inc. (a),
11.25%, 11/1/14	Ba2/BB+	300	321
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	450	465
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	700	744
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	525	552

			2,082

Hotels/Gaming—1.4%
Harrah’s Operating Co., Inc.,
11.25%, 6/1/17	Caa1/B	380	402
Harrah’s Operating Co., Inc. (a),
12.75%, 4/15/18	Ca/CCC	1,110	1,065
MGM Resorts International (a),
11.375%, 3/1/18	Caa1/CCC+	750	709

			2,176

Household Products—0.6%
Libbey Glass, Inc. (a),
10.00%, 2/15/15	B2/B	920	957

Internet Software & Services—0.6%
Equinix, Inc.,
8.125%, 3/1/18	Ba2/B+	645	663
Terremark Worldwide, Inc.,
12.00%, 6/15/17	B1/B-	300	339

			1,002

Leisure—1.0%
NCL Corp. Ltd.,
11.75%, 11/15/16	B3/B+	750	802
Travelport LLC,
9.875%, 9/1/14	B3/CCC+	750	756

			1,558

Machinery—0.4%
Baldor Electric Co.,
8.625%, 2/15/17	B3/B	450	468
Terex Corp.,
7.375%, 1/15/14	B1/BB-	200	202

			670

Multi-Media—3.1%
Cablevision Systems Corp. (a),
8.625%, 9/15/17	B1/B+	1,020	1,046

38	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

AGIC Income & Growth Fund

June 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CCO Holdings LLC (a),
7.875%, 4/30/18	B2/B	$285	$288
Clear Channel Worldwide Holdings, Inc. (a),
9.25%, 12/15/17	B2/B	525	525
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	500	504
McClatchy Co. (a),
11.50%, 2/15/17	B1/B-	780	795
Media General, Inc. (a),
11.75%, 2/15/17	B2/B	495	505
Mediacom Broadband LLC,
8.50%, 10/15/15	B3/B-	550	528
Sirius XM Radio, Inc. (a),
8.75%, 4/1/15	Caa1/B	750	742

			4,933

Oil & Gas—1.5%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	Caa1/B-	600	556
El Paso Corp.,
8.25%, 2/15/16	Ba3/BB-	300	316
OPTI Canada, Inc.,
8.25%, 12/15/14	Caa3/B	550	481
PetroHawk Energy Corp.,
7.875%, 6/1/15	B3/B	500	504
Pioneer Drilling Co. (a),
9.875%, 3/15/18	B3/B	500	492
Swift Energy Co.,
8.875%, 1/15/20	B3/BB-	125	124

			2,473

Paper/Paper Products—0.3%
Neenah Paper, Inc.,
7.375%, 11/15/14	B1/BB-	550	550

Pharmaceuticals—0.3%
Valeant Pharmaceuticals International,
8.375%, 6/15/16	Ba3/BB-	350	397

Printing/Publishing—0.3%
Cenveo Corp.,
7.875%, 12/1/13	Caa1/B-	550	531

Retail—1.2%
Inergy L.P.,
8.25%, 3/1/16	B1/B+	500	509
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	Caa2/CCC+	1,080	1,104
Rite Aid Corp.,
8.625%, 3/1/15	Caa3/CCC	410	336

			1,949

Technology—1.4%
Advanced Micro Devices, Inc. (a),
8.125%, 12/15/17	Ba3/B-	465	465
Amkor Technology, Inc.,
9.25%, 6/1/16	Ba3/B+	470	495
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	450	344

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Freescale Semiconductor, Inc. (a),
10.125%, 3/15/18	B2/B-	$500	$512
Seagate HDD Cayman (a),
6.875%, 5/1/20	Ba1/B+	495	473

			2,289

Telecommunications—4.6%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	B3/B-	760	694
Crown Castle International Corp.,
9.00%, 1/15/15	B1/B-	1,000	1,062
DigitalGlobe, Inc.,
10.50%, 5/1/14	Ba3/BB	200	216
Global Crossing Ltd. (a),
12.00%, 9/15/15	B2/B	500	532
Hughes Network Systems LLC,
9.50%, 4/15/14	B1/B	600	611
Intelsat Jackson Holdings S.A.,
9.50%, 6/15/16	B3/B+	700	739
ITC Deltacom, Inc. (a),
10.50%, 4/1/16	B3/B-	1,070	1,033
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/NR	200	207
Nextel Communications, Inc.,
7.375%, 8/1/15	Ba2/BB-	550	525
NII Capital Corp.,
8.875%, 12/15/19	B1/BB-	430	436
West Corp.,
11.00%, 10/15/16	Caa1/B-	550	562
Windstream Corp.,
8.625%, 8/1/16	Ba3/B+	750	759

			7,376

Utilities—0.5%
Edison Mission Energy,
7.00%, 5/15/17	B3/B-	500	322
Energy Future Holdings Corp. (j),
10.875%, 11/1/17	Caa3/B-	535	399

			721

Wholesale—0.3%
WESCO Distribution, Inc.,
7.50%, 10/15/17	B1/B	510	492

Total Corporate Bonds & Notes (cost—$53,190)			53,238

COMMON STOCK—31.4%
		Shares
Aerospace & Defense—0.6%
L-3 Communications Holdings, Inc. (f)		13,500	956

Auto Components—0.8%
Johnson Controls, Inc. (f)		45,500	1,223

Automobiles—0.8%
Ford Motor Co. (g)		129,900	1,309

	Shares	Value (000s)

Beverages—2.3%
Coca-Cola Co.	23,107	$1,158
Molson Coors Brewing Co., Class B	28,600	1,211
PepsiCo, Inc.	21,800	1,329

		3,698

Biotechnology—0.4%
Gilead Sciences, Inc. (g)	19,100	655

Communications Equipment—2.1%
Cisco Systems, Inc. (f)(g)	60,600	1,292
Harris Corp. (f)	28,000	1,166
QUALCOMM, Inc. (f)	27,800	913

		3,371

Computers & Peripherals—1.6%
Apple, Inc. (f)(g)	5,200	1,308
EMC Corp. (f)(g)	73,000	1,336

		2,644

Construction & Engineering—0.7%
Fluor Corp.	26,700	1,135

Diversified Telecommunication Services—0.7%
Verizon Communications, Inc. (f)	43,500	1,219

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	31,700	1,245

Energy Equipment & Services—2.1%
Diamond Offshore Drilling, Inc.	15,500	964
National-Oilwell Varco, Inc. (f)	34,400	1,138
Schlumberger Ltd.	22,200	1,228

		3,330

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	17,000	691
Intuitive Surgical, Inc. (g)	4,050	1,278

		1,969

Health Care Providers & Services—1.5%
McKesson Corp. (f)	19,200	1,290
Medco Health Solutions, Inc. (g)	21,900	1,206

		2,496

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	19,900	1,311

Household Durables—0.2%
Stanley Black & Decker, Inc.	7,447	376

Household Products—0.8%
Procter & Gamble Co.	22,000	1,320

Industrial Conglomerates—1.5%
General Electric Co.	89,922	1,297
Textron, Inc. (f)	67,800	1,150

		2,447

Insurance—0.8%
Prudential Financial, Inc. (f)	24,300	1,304

Internet Software & Services—0.7%
Google, Inc., Class A (g)	2,475	1,101

IT Services—0.8%
International Business Machines Corp. (f)	10,200	1,259

Machinery—2.4%
AGCO Corp. (g)	44,500	1,200
Deere & Co. (f)	23,700	1,320
Joy Global, Inc. (f)	26,000	1,302

		3,822

6.30.10	Allianz Funds Annual Report	39

Schedule of Investments (cont.)

AGIC Income & Growth Fund

June 30, 2010

		Shares	Value (000s)

Metals & Mining—0.7%
Freeport-McMoRan Copper & Gold, Inc.		20,050	$1,186

Multiline Retail—0.8%
Target Corp.		25,400	1,249

Oil, Gas & Consumable Fuels—1.6%
Occidental Petroleum Corp.		16,600	1,281
Peabody Energy Corp.		33,200	1,299

			2,580

Pharmaceuticals—1.6%
Abbott Laboratories		27,700	1,296
Bristol-Myers Squibb Co.		53,100	1,324

			2,620

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.		65,900	1,282
Texas Instruments, Inc.		48,600	1,131

			2,413

Software—1.6%
Microsoft Corp.		55,100	1,268
Oracle Corp.		59,900	1,285

			2,553

Total Common Stock (cost—$60,944)			50,791

CONVERTIBLE BONDS—23.1%
	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Aerospace & Defense—1.0%
AAR Corp.,
1.75%, 2/1/26	NR/BB	$675	603
Orbital Sciences Corp.,
2.438%, 1/15/27	NR/BB-	275	262
Triumph Group, Inc.,
2.625%, 10/1/26	NR/NR	550	719

			1,584

Airlines—0.4%
Continental Airlines, Inc.,
4.50%, 1/15/15	B3/CCC+	550	716

Auto Components—1.4%
BorgWarner, Inc.,
3.50%, 4/15/12	NR/BBB	600	777
Titan International, Inc. (a),
5.625%, 1/15/17	NR/NR	700	832
TRW Automotive, Inc. (a),
3.50%, 12/1/15	B3/B	600	691

			2,300

Biotechnology—0.4%
Life Technologies Corp.,
2.00%, 8/1/23	NR/BBB-	500	695

Building/Construction—0.5%
D.R. Horton, Inc.,
2.00%, 5/15/14	Ba3/BB-	825	843

Communications—1.2%
Priceline.com, Inc. (a),
1.25%, 3/15/15	NR/NR	600	554

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Symantec Corp.,
1.00%, 6/15/13	NR/NR	$600	$613
TeleCommunication Systems, Inc. (a),
4.50%, 11/1/14	NR/NR	300	249
VeriSign, Inc.,
3.25%, 8/15/37	NR/NR	575	523

			1,939

Consumer Services—0.7%
Alliance Data Systems Corp.,
1.75%, 8/1/13	NR/NR	460	447
Coinstar, Inc.,
4.00%, 9/1/14	NR/BB+	480	615

			1,062

Distributors—0.5%
WESCO International, Inc.,
6.00%, 9/15/29	NR/B	550	780

Diversified Manufacturing—0.4%
Actuant Corp.,
2.00%, 11/15/23	NR/B+	625	661

Electrical Equipment—0.8%
EnerSys (j),
3.375%, 6/1/38	B2/BB	975	888
General Cable Corp.,
0.875%, 11/15/13	Ba3/B+	515	451

			1,339

Electronics—0.4%
Itron, Inc.,
2.50%, 8/1/26	NR/B-	575	635

Energy—0.1%
Covanta Holding Corp.,
1.00%, 2/1/27	Ba3/B	175	163

Food—0.4%
Tyson Foods, Inc.,
3.25%, 10/15/13	NR/BB	600	704

Healthcare—1.8%
American Medical Systems Holdings, Inc.,
4.00%, 9/15/41	NR/B+	885	1,182
AMERIGROUP Corp.,
2.00%, 5/15/12	NR/BB	725	737
Inverness Medical Innovations, Inc.,
3.00%, 5/15/16	NR/B-	412	356
Kinetic Concepts, Inc. (a),
3.25%, 4/15/15	NR/B+	550	532

			2,807

Hotels/Gaming—1.1%
Gaylord Entertainment Co. (a),
3.75%, 10/1/14	NR/NR	525	550
MGM Resorts International (a),
4.25%, 4/15/15	Caa1/CCC+	900	717
Wyndham Worldwide Corp.,
3.50%, 5/1/12	Ba1/BBB-	300	489

			1,756

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Insurance—0.4%
MGIC Investment Corp.,
5.00%, 5/1/17	NR/CCC+	$750	$674

Internet Software & Services—0.5%
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	800	809

Machinery—0.3%
Stanley Black & Decker, Inc., FRN, zero coupon, 5/17/12	Baa1/A-	460	497

Materials & Processing—1.1%
Alcoa, Inc.,
5.25%, 3/15/14	Baa3/NR	300	514
Newmont Mining Corp.,
1.25%, 7/15/14	NR/BBB+	500	715
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	500	539

			1,768

Multi-Media—0.5%
Liberty Media LLC,
3.125%, 3/30/23	B1/BB-	800	841

Oil & Gas—0.8%
Core Laboratories L.P.,
0.25%, 10/31/11	NR/NR	145	232
Exterran Holdings, Inc.,
4.25%, 6/15/14	NR/BB	545	715
Hornbeck Offshore Services, Inc., VRN (j),
1.625%, 11/15/26	NR/B+	400	302

			1,249

Pharmaceuticals—1.2%
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	NR/B-	600	643
Biovail Corp. (a),
5.375%, 8/1/14	NR/NR	550	779
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	NR/NR	500	542

			1,964

Real Estate Investment Trust—1.2%
Boston Properties L.P.,
3.75%, 5/15/36	NR/A-	500	520
Digital Realty Trust L.P. (a),
5.50%, 4/15/29	NR/NR	445	638
Host Hotels & Resorts L.P. (a),
2.50%, 10/15/29	NR/BB+	675	766

			1,924

Retail—1.0%
RadioShack Corp. (a),
2.50%, 8/1/13	Ba1/NR	900	977
Saks, Inc.,
2.00%, 3/15/24	B3/B+	700	609

			1,586

40	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

AGIC Income & Growth Fund

June 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Technology—2.8%
CSG Systems International, Inc. (a),
3.00%, 3/1/17	NR/NR	$625	$608
Maxtor Corp.,
2.375%, 8/15/12	NR/B	450	454
Micron Technology, Inc.,
1.875%, 6/1/14	NR/B	700	619
NetApp, Inc.,
1.75%, 6/1/13	NR/NR	635	819
Nuance Communications, Inc.,
2.75%, 8/15/27	NR/B-	690	724
Rovi Corp. (a),
2.625%, 2/15/40	NR/NR	650	665
Teradyne, Inc.,
4.50%, 3/15/14	NR/NR	285	543

			4,432

Telecommunications—2.2%
Anixter International, Inc.,
1.00%, 2/15/13	NR/B+	870	795
Ciena Corp. (a),
4.00%, 3/15/15	NR/NR	500	469
Finisar Corp.,
5.00%, 10/15/29	NR/NR	250	388
Qwest Communications International, Inc.,
3.50%, 11/15/25	B1/B+	610	679
SBA Communications Corp.,
1.875%, 5/1/13	NR/NR	650	656
Time Warner Telecom, Inc.,
2.375%, 4/1/26	B3/B-	525	571

			3,558

Total Convertible Bonds (cost—$39,269)			37,286

CONVERTIBLE PREFERRED STOCK—7.5%
		Shares
Commercial Banks—0.8%
Fifth Third Bancorp, Ser. G (e)
8.50%, 6/30/13	Ba1/BB	5,600	710
Wells Fargo & Co., Ser. L (e)
7.50%, 3/15/13	Ba1/A-	565	528

			1,238

Commercial Services & Supplies—0.4%
Avery Dennison Corp.
7.875%, 11/15/10	NR/BB+	17,600	702

Consumer Finance—0.4%
SLM Corp., Ser. C
7.25%, 12/15/10	Ba3/BB-	1,100	633

Diversified Financial Services—1.4%
AMG Capital Trust I,
5.10%, 4/15/11 (Affiliated Managers Group) (i)	NR/BB	20,400	811

	Credit Rating (Moody’s/ S&P)*	Shares	Value (000s)

Bank of America Corp., Ser. L (e)
7.25%, 1/30/13	Ba3/BB	700	$636
Citigroup, Inc.
7.50, 12/15/12	NR/NR	6,700	757

			2,204

Electric—0.8%
NextEra Energy, Inc.,
8.375%, 6/1/12	NR/NR	8,800	434
PPL Corp.
9.50%, 7/1/13	NR/NR	15,800	817

			1,251

Financial Services—0.0%
Lehman Brothers Holdings, Inc. (c)(d)(i),
6.00%, 10/12/10 (General Mills, Inc.)	NR/NR	7,700	25
28.00%, 3/6/09 (Transocean Ltd.)	NR/NR	1,350	18

			43

Food Products—0.5%
Archer-Daniels-Midland Co.
6.25%, 6/1/11	NR/BBB+	14,400	521
Bunge Ltd. (e)
4.875%, 12/1/11	Ba1/BB	4,050	321

			842

Household Durables—0.4%
Newell Financial Trust I,
5.25%, 12/31/49 (Newell Rubbermaid, Inc.) (i)	WR/BB	19,700	690

Insurance—1.0%
American International Group, Inc.
8.5%, 8/1/11	Ba2/NR	69,200	664
Assured Guaranty Ltd.
8.50%, 5/29/12	NR/NR	6,300	365
XL Capital Ltd.
10.75%, 5/29/12	Baa2/BBB-	25,000	628

			1,657

Oil & Gas—0.4%
ATP Oil & Gas Corp. (a)(e)
8.00%, 10/1/14	NR/NR	4,700	289
Chesapeake Energy Corp. (e)
5.00%, 11/15/10	NR/B	5,100	400

			689

Oil, Gas & Consumable Fuels—0.3%
Whiting Petroleum Corp.
6.25%, 12/31/49	NR/B	2,800	542

Pharmaceuticals—0.7%
Merck & Co., Inc.
6.00%, 8/13/10	A2/A-	2,020	505
Mylan, Inc.
6.50%, 11/15/10	NR/B	500	531

			1,036

	Credit Rating (Moody’s/ S&P)*	Shares	Value (000s)

Real Estate Investment Trust—0.4%
Alexandria Real Estate Equities, Inc., Ser. D (e)
7.00%, 4/20/13	NR/NR	29,200	$633

Total Convertible Preferred Stock (cost—$14,441)			12,160

SHORT-TERM INVESTMENTS—5.0%
		Principal Amount (000s)
Convertible Bonds—0.8%
Banking—0.3%
Barclays Bank PLC,
10.00%, due 3/15/11 (Teva Pharmaceutical Industries Ltd. ADR) (i)	A1/A+	$10	544

Financial Services—0.5%
Bank of America Corp.,
10.00%, due 2/24/11 (Schlumberger Ltd.) (i)	A2/A	8	490
National City Corp.,
4.00%, due 2/1/11 (PNC Financial Services Group, Inc.) (i)	A3/A	290	294

			784

Total Convertible Bonds (cost—$1,459)			1,328

Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $6,749; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $6,888 including accrued interest (cost—$6,749)	6,749	6,749

Total Short-Term Investments (cost—$8,208)		8,077

Total Investments before options written (cost—$176,052)—100.0%		161,552

OPTIONS WRITTEN (g)—(0.0)%
	Contracts
Call Options—0.0%
Apple, Inc. (CBOE), strike price $290, expires 7/17/10	35	(2)
Cisco Systems, Inc. (CBOE), strike price $24, expires 7/17/10	90	—(h )
Deere & Co. (CBOE), strike price $62.50, expires 7/17/10	125	(2)
EMC Corp. (CBOE), strike price $20, expires 7/17/10	460	(3)

6.30.10	Allianz Funds Annual Report	41

Schedule of Investments (cont.)

AGIC Income & Growth Fund

June 30, 2010

	Contracts	Value (000s)

International Business Machines Corp. (CBOE), strike price $135, expires 7/17/10	70	$(1)
Johnson Controls, Inc. (CBOE), strike price $29, expires 7/17/10	30	(1)
Joy Global, Inc. (CBOE), strike price $60, expires 7/17/10	25	—(h )
McKesson Corp. (CBOE), strike price $70, expires 7/17/10	135	(9)
National-Oilwell Varco, Inc. (CBOE), strike price $38, expires 7/17/10	25	—(h )
Prudential PLC (CBOE), strike price $60, expires 7/17/10	15	—(h )
QUALCOMM, Inc. (CBOE), strike price $36, expires 7/17/10	25	—(h )
Textron, Inc. (CBOE), strike price $20, expires 7/17/10	90	(1)
Verizon Communications, Inc. (CBOE), strike price $29, expires 7/17/10	30	—(h )

Total Options Written (premiums received—$44)		(19)

Total Investments net of options written (cost—$176,008)—100.0%		161,533

Other liabilities in excess of other assets—(0.0)%		(14)

Net Assets—100.0%		$161,519

Notes to Schedule of Investments:
* Unaudited.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) When Issued. To be settled after June 30, 2010.

(c) In default.

(d) Fair-Valued.

(e) Perpetual maturity. Maturity date shown is the first call date.

(f) All or partial amount segregated as collateral for call options written.

(g) Non-income producing.

(h) Amount less than $500.

(i) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(j) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2010.
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2010.
WR—Withdrawn Rating

42	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Mid-Cap Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.4%
Aerospace & Defense—1.3%
L-3 Communications Holdings, Inc.	1,100	$78

Airlines—2.8%
Delta Air Lines, Inc. (a)	6,200	73
Southwest Airlines Co.	9,200	102

		175

Beverages—1.8%
Dr. Pepper Snapple Group, Inc.	3,000	112

Biotechnology—1.4%
Dendreon Corp. (a)	1,700	55
Human Genome Sciences, Inc. (a)	1,300	29

		84

Chemicals—4.5%
Ashland, Inc.	2,100	97
Cytec Industries, Inc.	700	28
International Flavors & Fragrances, Inc.	2,700	115
WR Grace & Co. (a)	1,700	36

		276

Commercial Services & Supplies—1.2%
Avery Dennison Corp.	1,000	32
RR Donnelley & Sons Co.	2,700	44

		76

Computers & Peripherals—4.2%
Lexmark International, Inc. (a)	2,600	86
Seagate Technology (a)	4,600	60
Western Digital Corp. (a)	3,700	112

		258

Construction & Engineering—2.7%
Chicago Bridge & Iron Co. NV (a)	4,400	83
URS Corp. (a)	2,200	86

		169

Diversified Consumer Services—2.8%
Career Education Corp. (a)	3,800	88
Hillenbrand, Inc.	3,900	83

		171

Electrical Equipment—1.9%
Hubbell, Inc., Class B	1,000	40
Thomas & Betts Corp. (a)	2,200	76

		116

Electronic Equipment, Instruments & Components—1.7%
Itron, Inc. (a)	1,700	105

Energy Equipment & Services—0.9%
Noble Corp. (a)	1,700	53

Food Products—0.8%
Tyson Foods, Inc., Class A	2,900	48

Gas Utilities—1.4%
Energen Corp.	1,900	84

Health Care Equipment & Supplies—5.3%
CareFusion Corp. (a)	3,800	86
Hologic, Inc. (a)	6,700	93
Hospira, Inc. (a)	2,600	150

		329

Health Care Providers & Services—6.6%
Cardinal Health, Inc.	2,900	98
Health Net, Inc. (a)	3,700	90
Humana, Inc. (a)	2,700	123
Omnicare, Inc.	4,000	95

		406

	Shares	Value (000s)

Hotels, Restaurants & Leisure—1.6%
Starbucks Corp.	4,200	$102

Household Durables—1.6%
Whirlpool Corp.	1,100	97

Insurance—2.8%
Assurant, Inc.	2,100	73
Symetra Financial Corp.	5,200	62
Unum Group	1,700	37

		172

Internet & Catalog Retail—1.4%
Priceline.com, Inc. (a)	500	88

IT Services—4.3%
Amdocs Ltd. (a)	3,700	99
Broadridge Financial Solutions, Inc.	3,300	63
Computer Sciences Corp.	1,600	73
NeuStar, Inc., Class A (a)	1,600	33

		268

Machinery—5.7%
Bucyrus International, Inc.	1,800	85
Joy Global, Inc.	2,200	110
Oshkosh Corp. (a)	3,200	100
Toro Co.	1,100	54

		349

Media—5.5%
CBS Corp., Class B	2,200	28
Discovery Communications, Inc., Class A (a)	2,700	96
DISH Network Corp., Class A	4,000	73
Gannett Co., Inc.	5,100	69
McGraw-Hill Cos., Inc.	1,100	31
Washington Post Co., Class B	100	41

		338

Multiline Retail—3.3%
Big Lots, Inc. (a)	1,400	45
Dollar Tree, Inc. (a)	3,750	156

		201

Oil, Gas & Consumable Fuels—1.1%
EXCO Resources, Inc.	2,500	37
Peabody Energy Corp.	800	31

		68

Paper & Forest Products—1.9%
Domtar Corp.	600	29
International Paper Co.	4,000	91

		120

Pharmaceuticals—3.9%
Endo Pharmaceuticals Holdings, Inc. (a)	4,600	100
Forest Laboratories, Inc. (a)	3,800	104
Mylan, Inc. (a)	2,100	36

		240

Real Estate Investment Trust—4.9%
Annaly Capital Management, Inc.	5,400	93
Apartment Investment & Management Co.	3,900	75
MFA Financial, Inc.	13,100	97
UDR, Inc.	2,100	40

		305

Semiconductors & Semiconductor Equipment—3.1%
LSI Logic Corp. (a)	6,300	29
Marvell Technology Group Ltd. (a)	2,700	43
Xilinx, Inc.	4,800	121

		193

	Shares	Value (000s)

Software—6.1%
Activision Blizzard, Inc.	9,200	$97
BMC Software, Inc. (a)	2,900	100
CA, Inc.	6,200	114
Compuware Corp. (a)	4,000	32
McAfee, Inc. (a)	1,100	34

		377

Specialty Retail—7.4%
Aeropostale, Inc. (a)	1,700	49
American Eagle Outfitters, Inc.	1,900	22
Bed Bath & Beyond, Inc. (a)	800	30
GameStop Corp., Class A (a)	5,100	96
J Crew Group, Inc. (a)	1,000	37
Limited Brands, Inc.	4,700	104
TJX Cos., Inc.	2,900	121

		459

Textiles, Apparel & Luxury Goods—1.5%
Coach, Inc.	800	29
Warnaco Group, Inc. (a)	1,800	65

		94

Total Common Stock (cost—$6,053)		6,011

	Principal Amount (000s)
Repurchase Agreement—2.5%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $156; collateralized by Fannie Mae, 4.10%, due 12/17/18, valued at $162 including accrued interest (cost—$156)	$156	156

Total Investments (cost—$6,209)—99.9%		6,167

Other assets less liabilities—0.1%		4

Net Assets—100.0%		$6,171

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	43

Schedule of Investments

AGIC Opportunity Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—99.9%
Aerospace & Defense—3.9%
AerCap Holdings NV (a)	572,141	$5,939
Aerovironment, Inc. (a)	206,828	4,494

		10,433

Airlines—3.2%
AirTran Holdings, Inc. (a)	1,177,939	5,713
Copa Holdings S.A., Class A	64,497	2,852

		8,565

Auto Components—0.9%
Tenneco, Inc. (a)	118,310	2,492

Biotechnology—6.7%
AMAG Pharmaceuticals, Inc. (a)	239,477	8,226
BioMarin Pharmaceutical, Inc. (a)	321,580	6,097
Cubist Pharmaceuticals, Inc. (a)	180,699	3,723

		18,046

Capital Markets—1.8%
Greenhill & Co., Inc.	47,545	2,906
MF Global Holdings Ltd. (a)	346,380	1,978

		4,884

Commercial Banks—1.0%
CapitalSource, Inc.	566,157	2,695

Commercial Services & Supplies—4.4%
EnerNOC, Inc. (a)	103,046	3,240
Higher One Holdings, Inc. (a)	259,294	3,759
Innerworkings, Inc. (a)	709,068	4,843

		11,842

Communications Equipment—1.4%
Acme Packet, Inc. (a)	135,789	3,650

Consumer Finance—1.5%
World Acceptance Corp. (a)	101,825	3,901

Diversified Consumer Services—2.9%
American Public Education, Inc. (a)	175,642	7,676

Food Products—0.8%
Smart Balance, Inc. (a)	516,082	2,111

Health Care Equipment & Supplies—6.9%
Abaxis, Inc. (a)	190,000	4,072
Align Technology, Inc. (a)	253,709	3,773
Masimo Corp.	131,266	3,125
NuVasive, Inc. (a)	208,162	7,381

		18,351

Health Care Providers & Services—1.9%
IPC The Hospitalist Co., Inc. (a)	106,515	2,674
WellCare Health Plans, Inc. (a)	100,215	2,379

		5,053

Health Care Technology—0.9%
Quality Systems, Inc.	42,725	2,478

Hotels, Restaurants & Leisure—3.9%
Buffalo Wild Wings, Inc. (a)	83,652	3,060
Life Time Fitness, Inc. (a)	176,293	5,604
Pinnacle Entertainment, Inc. (a)	193,910	1,835

		10,499

Household Durables—1.4%
Tempur-Pedic International, Inc. (a)	119,333	3,669

	Shares	Value (000s)

Internet Software & Services—2.4%
Archipelago Learning, Inc. (a)	195,257	$2,232
VistaPrint NV (a)	88,407	4,198

		6,430

IT Services—4.5%
Echo Global Logistics, Inc. (a)	132,431	1,617
Sapient Corp.	374,218	3,795
Syntel, Inc.	104,245	3,539
VeriFone Holdings, Inc. (a)	168,530	3,190

		12,141

Machinery—1.7%
Middleby Corp. (a)	47,237	2,513
RBC Bearings, Inc. (a)	68,969	1,999

		4,512

Metals & Mining—0.1%
Haynes International, Inc.	12,374	382

Oil, Gas & Consumable Fuels—10.0%
Comstock Resources, Inc. (a)	260,625	7,225
Goodrich Petroleum Corp. (a)	462,612	5,551
International Coal Group, Inc. (a)	457,018	1,760
PetroHawk Energy Corp. (a)	492,482	8,357
Quicksilver Resources, Inc. (a)	357,766	3,935

		26,828

Pharmaceuticals—3.7%
Cardiome Pharma Corp. (a)	474,787	3,870
Durect Corp. (a)	1,095,599	2,662
POZEN, Inc. (a)	469,934	3,294

		9,826

Professional Services—2.5%
Corporate Executive Board Co.	154,326	4,054
Resources Connection, Inc. (a)	190,742	2,594

		6,648

Road & Rail—3.2%
Celadon Group, Inc. (a)	178,740	2,527
Old Dominion Freight Line, Inc. (a)	102,237	3,593
Vitran Corp., Inc. (a)	177,835	2,353

		8,473

Semiconductors & Semiconductor Equipment—9.0%
Advanced Energy Industries, Inc. (a)	486,478	5,979
Atheros Communications, Inc. (a)	204,554	5,633
Netlogic Microsystems, Inc. (a)	277,135	7,538
Teradyne, Inc. (a)	504,002	4,914

		24,064

Software—6.4%
Commvault Systems, Inc. (a)	168,054	3,781
NetSuite, Inc. (a)	287,035	3,628
Rosetta Stone, Inc. (a)	196,361	4,509
SuccessFactors, Inc. (a)	118,094	2,455
VanceInfo Technologies, Inc. ADR (a)	120,116	2,796

		17,169

Specialty Retail—3.0%
Cabela’s, Inc. (a)	174,900	2,473
Talbots, Inc. (a)	335,875	3,463
Ulta Salon Cosmetics & Fragrance, Inc. (a)	89,776	2,124

		8,060

	Shares	Value (000s)

Textiles, Apparel & Luxury Goods—3.2%
Crocs, Inc. (a)	187,200	$1,981
Iconix Brand Group, Inc. (a)	279,417	4,015
Under Armour, Inc., Class A (a)	79,565	2,636

		8,632

Thrifts & Mortgage Finance—2.0%
MGIC Investment Corp. (a)	770,120	5,306

Trading Companies & Distributors—0.9%
Titan Machinery, Inc. (a)	189,293	2,485

Transportation Infrastructure—3.8%
Aegean Marine Petroleum Network, Inc.	367,003	7,333
Scorpio Tankers, Inc. (a)	239,251	2,739

		10,072

Total Common Stock (cost—$259,932)		267,373

	Principal Amount (000s)
Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,210; collateralized by Federal Home Loan Bank, 5.125%, due 9/10/10, valued at $706 including accrued interest and Freddie Mac, 1.45%, due 9/10/10, valued at $533 including accrued interest (cost—$1,210)	$1,210	1,210

Total Investments (cost—$261,142)—100.3%		268,583

Liabilities in excess of other assets—(0.3)%		(885)

Net Assets—100.0%		$267,698

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

44	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Systematic Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace & Defense—3.4%
L-3 Communications Holdings, Inc.	7,400	$524
Raytheon Co.	9,100	440
United Technologies Corp.	6,000	390

		1,354

Air Freight & Logistics—1.0%
United Parcel Service, Inc., Class B	6,600	375

Auto Components—0.5%
Autoliv, Inc. (a)	4,400	211

Automobiles—0.9%
Ford Motor Co. (a)	33,300	336

Beverages—3.2%
Coca-Cola Co.	8,600	431
Dr. Pepper Snapple Group, Inc.	11,700	438
PepsiCo, Inc.	6,600	402

		1,271

Biotechnology—1.1%
Amgen, Inc. (a)	7,900	416

Chemicals—1.7%
Ashland, Inc.	3,800	177
CF Industries Holdings, Inc.	4,700	298
Cytec Industries, Inc.	4,800	192

		667

Communications Equipment—2.8%
Cisco Systems, Inc. (a)	42,900	914
QUALCOMM, Inc.	5,400	178

		1,092

Computers & Peripherals—10.9%
Apple, Inc. (a)	8,500	2,138
EMC Corp. (a)	23,800	436
Hewlett-Packard Co.	23,000	995
Lexmark International, Inc. (a)	5,600	185
SanDisk Corp. (a)	8,200	345
Western Digital Corp. (a)	5,400	163

		4,262

Diversified Consumer Services—1.0%
DeVry, Inc.	7,600	399

Electrical Equipment—1.0%
Emerson Electric Co.	9,300	406

Energy Equipment & Services—0.6%
Schlumberger Ltd.	4,500	249

Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	16,800	808

Food Products—3.1%
Corn Products International, Inc.	12,600	382
Del Monte Foods Co.	29,500	424
Tyson Foods, Inc., Class A	24,500	402

		1,208

Health Care Equipment & Supplies—2.9%
Hologic, Inc. (a)	28,600	398
Hospira, Inc. (a)	12,900	741

		1,139

Health Care Providers & Services—6.1%
Aetna, Inc.	13,100	346
AmerisourceBergen Corp.	23,500	746
Cardinal Health, Inc.	20,300	682
Express Scripts, Inc. (a)	3,900	184
UnitedHealth Group, Inc.	14,800	420

		2,378

	Shares	Value (000s)

Hotels, Restaurants & Leisure—1.2%
Starbucks Corp.	19,000	$462

Household Durables—2.8%
D.R. Horton, Inc.	37,900	372
Whirlpool Corp.	8,400	738

		1,110

Household Products—2.8%
Procter & Gamble Co.	18,500	1,110

Independent Power Producers & Energy Traders—1.1%
Constellation Energy Group, Inc.	12,900	416

Industrial Conglomerates—3.0%
3M Co.	11,400	900
General Electric Co.	19,000	274

		1,174

Insurance—1.6%
Aflac, Inc.	9,100	388
Prudential Financial, Inc.	4,100	220

		608

Internet & Catalog Retail—0.6%
NetFlix, Inc. (a)	2,200	239

Internet Software & Services—2.5%
Google, Inc., Class A (a)	2,200	979

IT Services—6.0%
Amdocs Ltd. (a)	7,200	193
Cognizant Technology Solutions Corp., Class A (a)	10,600	531
Computer Sciences Corp.	7,200	326
International Business Machines Corp.	10,700	1,321

		2,371

Machinery—2.0%
Danaher Corp.	12,000	445
Timken Co.	13,500	351

		796

Media—3.1%
Comcast Corp., Class A	26,600	462
Gannett Co., Inc.	21,300	286
Scripps Networks Interactive, Inc., Class A	5,200	210
Viacom, Inc., Class B	7,900	248

		1,206

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc.	2,900	171

Multiline Retail—2.9%
Target Corp.	22,800	1,121

Oil, Gas & Consumable Fuels—4.8%
Exxon Mobil Corp.	20,600	1,175
Peabody Energy Corp.	7,300	286
Whiting Petroleum Corp. (a)	5,200	408

		1,869

Paper & Forest Products—0.5%
International Paper Co.	8,900	201

Personal Products—0.7%
Estee Lauder Cos., Inc., Class A	4,900	273

Pharmaceuticals—3.7%
Johnson & Johnson	16,700	986
Valeant Pharmaceuticals International (a)	9,100	476

		1,462

	Shares	Value (000s)

Semiconductors & Semiconductor Equipment—5.6%
Cree, Inc. (a)	6,800	$408
Intel Corp.	60,800	1,183
Marvell Technology Group Ltd. (a)	10,100	159
Xilinx, Inc.	17,600	445

		2,195

Software—8.8%
CA, Inc.	20,000	368
Microsoft Corp.	71,200	1,638
Nuance Communications, Inc. (a)	29,200	437
Oracle Corp.	31,100	667
Symantec Corp. (a)	24,600	342

		3,452

Specialty Retail—2.4%
Bed Bath & Beyond, Inc. (a)	5,200	193
Limited Brands, Inc.	17,200	379
TJX Cos., Inc.	9,100	382

		954

Total Common Stock (cost—$37,803)		38,740

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $586; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $599 including accrued interest (cost—$586)	$586	586

Total Investments (cost—$38,389)—100.3%		39,326

Liabilities in excess of other assets—(0.3)%		(110)

Net Assets—100.0%		$39,216

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	45

Schedule of Investments

AGIC Target Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—91.6%
Aerospace & Defense—5.8%
AerCap Holdings NV (a)	300,000	$3,114
BE Aerospace, Inc. (a)	150,000	3,814
Precision Castparts Corp.	50,000	5,146
Rockwell Collins, Inc.	90,000	4,782

		16,856

Air Freight & Logistics—1.1%
Atlas Air Worldwide Holdings, Inc. (a)	70,000	3,325

Auto Components—1.0%
BorgWarner, Inc. (a)	80,000	2,987

Biotechnology—4.1%
AMAG Pharmaceuticals, Inc. (a)	75,000	2,576
BioMarin Pharmaceutical, Inc. (a)	220,000	4,171
Celgene Corp. (a)	100,000	5,082

		11,829

Capital Markets—1.0%
Affiliated Managers Group, Inc. (a)	50,000	3,038

Chemicals—1.5%
Ashland, Inc.	93,900	4,359

Communications Equipment—1.0%
Tellabs, Inc.	450,000	2,875

Computers & Peripherals—2.6%
NetApp, Inc. (a)	200,000	7,462

Construction & Engineering—1.4%
KBR, Inc.	205,200	4,174

Containers & Packaging—1.2%
Owens-Illinois, Inc. (a)	130,000	3,438

Diversified Financial Services—2.4%
IntercontinentalExchange, Inc. (a)	61,000	6,895

Electronic Equipment, Instruments & Components—2.7%
Dolby Laboratories, Inc., Class A (a)	75,000	4,702
Itron, Inc. (a)	50,000	3,091

		7,793

Energy Equipment & Services—1.4%
Weatherford International Ltd. (a)	300,000	3,942

Food & Staples Retailing—0.4%
Whole Foods Market, Inc. (a)	34,000	1,225

Food Products—3.5%
Del Monte Foods Co.	400,000	5,756
Mead Johnson Nutrition Co., Class A	90,000	4,511

		10,267

Health Care Equipment & Supplies—3.0%
NuVasive, Inc. (a)	109,900	3,897
St. Jude Medical, Inc. (a)	133,300	4,811

		8,708

Health Care Providers & Services—4.3%
CIGNA Corp.	152,200	4,727
Express Scripts, Inc. (a)	93,140	4,380
WellCare Health Plans, Inc. (a)	147,300	3,497

		12,604

	Shares	Value (000s)

Hotels, Restaurants & Leisure—3.9%
Darden Restaurants, Inc.	110,000	$4,274
Las Vegas Sands Corp. (a)	150,000	3,321
Marriott International, Inc., Class A	125,000	3,742

		11,337

Insurance—2.4%
Assured Guaranty Ltd.	190,000	2,521
Progressive Corp.	246,000	4,605

		7,126

Internet & Catalog Retail—0.9%
NetFlix, Inc. (a)	25,000	2,716

Internet Software & Services—4.0%
Baidu, Inc. ADR (a)	40,000	2,723
Equinix, Inc. (a)	28,600	2,323
GSI Commerce, Inc. (a)	135,000	3,888
Monster Worldwide, Inc. (a)	235,000	2,738

		11,672

IT Services—3.5%
Cognizant Technology Solutions Corp., Class A (a)	140,000	7,008
Genpact Ltd. (a)	200,000	3,106

		10,114

Life Sciences Tools & Services—1.9%
Life Technologies Corp. (a)	116,000	5,481

Machinery—3.3%
Cummins, Inc.	55,000	3,582
Flowserve Corp.	41,000	3,477
Joy Global, Inc.	50,000	2,504

		9,563

Media—4.0%
Discovery Communications, Inc., Class A (a)	125,000	4,464
Scripps Networks Interactive, Inc., Class A	101,500	4,094
Viacom, Inc., Class B	100,000	3,137

		11,695

Multiline Retail—1.8%
Dollar Tree, Inc. (a)	127,500	5,308

Oil, Gas & Consumable Fuels—6.0%
Brigham Exploration Co. (a)	200,000	3,076
Holly Corp.	100,000	2,658
PetroHawk Energy Corp. (a)	350,000	5,940
Pioneer National Resources Co.	100,000	5,945

		17,619

Pharmaceuticals—2.0%
Mylan, Inc. (a)	346,100	5,898

Professional Services—1.6%
Verisk Analytics, Inc., Class A (a)	160,000	4,784

Road & Rail—1.7%
Kansas City Southern (a)	137,000	4,980

Semiconductors & Semiconductor Equipment—5.1%
Altera Corp.	130,000	3,225
Cree, Inc. (a)	50,000	3,002
Marvell Technology Group Ltd. (a)	323,600	5,100
Veeco Instruments, Inc. (a)	100,000	3,428

		14,755

	Shares	Value (000s)

Software—2.2%
Check Point Software Technologies Ltd. (a)	100,000	$2,948
Quest Software, Inc. (a)	200,000	3,608

		6,556

Specialty Retail—2.1%
Tiffany & Co.	65,000	2,464
Urban Outfitters, Inc. (a)	109,000	3,749

		6,213

Textiles, Apparel & Luxury Goods—3.1%
Polo Ralph Lauren Corp.	75,000	5,472
VF Corp.	50,000	3,559

		9,031

Thrifts & Mortgage Finance—0.8%
MGIC Investment Corp. (a)	350,000	2,412

Wireless Telecommunication Services—2.9%
American Tower Corp., Class A (a)	190,000	8,455

Total Common Stock (cost—$243,792)		267,492

	Principal Amount (000s)
Repurchase Agreement—6.1%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $17,944; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $18,304 including accrued interest (cost—$17,944)	$17,944	17,944

Total Investments (cost—$261,736)—97.7%		285,436

Other assets less liabilities—2.3%		6,578

Net Assets—100.0%		$292,014

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

46	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace & Defense—2.4%
Northrop Grumman Corp.	7,600	$414

Capital Markets—2.3%
Federated Investors, Inc., Class B	19,100	396

Commercial Services & Supplies—2.3%
RR Donnelley & Sons Co.	24,000	393

Consumer Finance—1.3%
Cash America International, Inc.	6,700	230

Diversified Financial Services—1.3%
Bank of America Corp.	15,200	218

Diversified Telecommunication Services—5.2%
CenturyLink, Inc.	13,100	436
Windstream Corp.	43,600	461

		897

Electric Utilities—1.4%
Edison International	7,600	241

Energy Equipment & Services—2.1%
Tidewater, Inc.	9,400	364

Food & Staples Retailing—2.0%
SUPERVALU, Inc.	32,200	349

Food Products—2.4%
Corn Products International, Inc.	13,400	406

Gas Utilities—5.3%
Atmos Energy Corp.	16,600	449
UGI Corp.	17,900	455

		904

Health Care Equipment & Supplies—1.3%
Medtronic, Inc.	6,300	228

Health Care Providers & Services—2.6%
Cardinal Health, Inc.	13,400	450

Household Products—2.6%
Kimberly-Clark Corp.	7,500	455

Industrial Conglomerates—2.7%
3M Co.	5,800	458

Insurance—10.2%
Allstate Corp.	14,500	417
Reinsurance Group of America, Inc.	9,500	434
RenaissanceRe Holdings Ltd.	8,300	467
Unum Group	20,000	434

		1,752

Machinery—2.4%
Crane Co.	13,700	414

Media—2.4%
CBS Corp., Class B	31,300	405

Metals & Mining—4.7%
Reliance Steel & Aluminum Co.	9,900	358
Yamana Gold, Inc.	43,000	443

		801

Multi-Utilities—2.6%
Nisource, Inc.	31,300	454

Office Electronics—2.4%
Xerox Corp.	50,100	403

Oil, Gas & Consumable Fuels—16.8%
Apache Corp.	5,100	429
Chevron Corp.	5,800	393

	Shares	Value (000s)

Cimarex Energy Co.	6,100	$437
ConocoPhillips	8,600	422
Energy Coal Resources, Inc. (a)(b)(c)	26,000	—
Nexen, Inc.	21,400	421
Royal Dutch Shell PLC ADR, Class A	8,100	407
Total S.A. ADR	8,600	384

		2,893

Pharmaceuticals—8.1%
Biovail Corp.	30,500	587
GlaxoSmithKline PLC ADR	12,200	415
Pfizer, Inc.	27,200	388

		1,390

Real Estate Investment Trust—5.0%
Annaly Capital Management, Inc.	24,600	422
Hospitality Properties Trust	20,400	430

		852

Software—2.3%
Microsoft Corp.	17,400	400

Specialty Retail—2.3%
Limited Brands, Inc.	18,000	397

Textiles, Apparel & Luxury Goods—2.5%
VF Corp.	6,000	427

Total Common Stock (cost—$18,674)		16,991

PREFERRED STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
Energy Coal Resources, Inc., Class A (a)(b)(c) (cost—$97)	4,383	—

	Principal Amount (000s)
Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $154; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $158 including accrued interest (cost—$154)	$154	154

Total Investments (cost—$18,925)—99.8%		17,145

Other assets less liabilities—0.2%		31

Net Assets—100.0%		$17,176

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	47

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.8%
Aerospace & Defense—4.0%
Lockheed Martin Corp.	1,568,900	$116,883
Northrop Grumman Corp.	2,056,600	111,961

		228,844

Beverages—2.0%
Coca-Cola Co.	2,232,000	111,868

Capital Markets—1.7%
Goldman Sachs Group, Inc.	750,000	98,452

Chemicals—2.1%
Lubrizol Corp.	1,500,000	120,465

Commercial Services & Supplies—3.2%
RR Donnelley & Sons Co.	4,600,000	75,302
Waste Management, Inc.	3,500,000	109,515

		184,817

Communications Equipment—2.2%
Harris Corp.	3,000,000	124,950

Diversified Telecommunication Services—8.1%
AT&T, Inc.	4,776,100	115,534
CenturyLink, Inc.	3,425,000	114,087
Verizon Communications, Inc.	3,998,500	112,038
Windstream Corp.	12,000,000	126,720

		468,379

Electric Utilities—1.9%
Edison International	3,481,400	110,430

Energy Equipment & Services—3.7%
Diamond Offshore Drilling, Inc.	3,450,000	214,555

Food Products—1.9%
Kraft Foods, Inc., Class A	4,000,000	112,000

Health Care Equipment & Supplies—3.9%
Baxter International, Inc.	2,776,800	112,849
Medtronic, Inc.	3,000,000	108,810

		221,659

Household Products—2.1%
Kimberly-Clark Corp.	2,000,000	121,260

Insurance—6.4%
Allstate Corp.	4,300,000	123,539
MetLife, Inc.	3,139,000	118,529
Travelers Cos., Inc.	2,500,000	123,125

		365,193

IT Services—2.1%
International Business Machines Corp.	975,000	120,393

Leisure Equipment & Products—2.0%
Mattel, Inc.	5,500,000	116,380

Media—1.8%
McGraw-Hill Cos., Inc.	3,600,000	101,304

Metals & Mining—1.7%
Freeport-McMoRan Copper & Gold, Inc.	1,700,000	100,521

Multi-Utilities—1.8%
Ameren Corp.	4,300,000	102,211

Office Electronics—2.0%
Xerox Corp.	14,000,000	112,560

	Shares	Value (000s)

Oil, Gas & Consumable Fuels—15.5%
Chesapeake Energy Corp.	5,238,500	$109,746
Chevron Corp.	1,771,500	120,214
ConocoPhillips	4,912,100	241,135
Marathon Oil Corp.	4,000,000	124,360
Royal Dutch Shell PLC ADR, Class A	2,000,000	100,440
Total S.A. ADR	4,427,500	197,644

		893,539

Pharmaceuticals—9.8%
GlaxoSmithKline PLC ADR	6,404,000	217,800
Johnson & Johnson	2,200,000	129,932
Pfizer, Inc.	15,248,000	217,437

		565,169

Real Estate Investment Trust—3.4%
Annaly Capital Management, Inc.	11,500,000	197,225

Semiconductors & Semiconductor Equipment—2.1%
Intel Corp.	6,300,000	122,535

Textiles, Apparel & Luxury Goods—1.9%
VF Corp.	1,500,000	106,770

Thrifts & Mortgage Finance—4.1%
Hudson City Bancorp, Inc.	10,000,000	122,400
New York Community Bancorp, Inc.	7,500,000	114,525

		236,925

Tobacco—6.4%
Altria Group, Inc.	12,000,000	240,480
Reynolds American, Inc.	2,400,000	125,088

		365,568

Total Common Stock (cost—$6,628,837)		5,623,972

	Principal Amount (000s)
Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $105,835; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $107,956 including accrued interest (cost—$105,835)	$105,835	105,835

Total Investments (cost—$6,734,672)—99.7%		5,729,807

Other assets less liabilities—0.3%		19,596

Net Assets—100.0%		$5,749,403

Glossary:
ADR—American Depository Receipt

48	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.7%
Aerospace & Defense—2.8%
Northrop Grumman Corp.	564,600	$30,737

Air Freight & Logistics—1.0%
FedEx Corp.	153,600	10,769

Auto Components—1.1%
Johnson Controls, Inc.	450,800	12,113

Beverages—1.0%
Molson Coors Brewing Co., Class B	256,200	10,853

Capital Markets—2.6%
Goldman Sachs Group, Inc.	72,000	9,452
Morgan Stanley	379,500	8,808
State Street Corp.	300,600	10,166

		28,426

Chemicals—1.0%
PPG Industries, Inc.	179,000	10,813

Computers & Peripherals—1.0%
Hewlett-Packard Co.	250,800	10,855

Diversified Financial Services—3.0%
Bank of America Corp.	726,700	10,443
JPMorgan Chase & Co.	612,600	22,427

		32,870

Diversified Telecommunication Services—7.0%
AT&T, Inc.	1,271,700	30,763
CenturyLink, Inc.	674,400	22,464
Verizon Communications, Inc.	825,700	23,136

		76,363

Electric Utilities—3.5%
American Electric Power Co., Inc.	204,100	6,592
Edison International	1,003,900	31,844

		38,436

Electrical Equipment—1.0%
Emerson Electric Co.	255,400	11,158

Energy Equipment & Services—3.0%
Diamond Offshore Drilling, Inc.	366,200	22,774
Halliburton Co.	410,000	10,066

		32,840

Food & Staples Retailing—3.9%
CVS Caremark Corp.	736,800	21,603
Safeway, Inc.	1,053,100	20,704

		42,307

Food Products—2.1%
ConAgra Foods, Inc.	1,004,600	23,427

Health Care Equipment & Supplies—0.9%
Medtronic, Inc.	283,100	10,268

Health Care Providers & Services—3.4%
Cardinal Health, Inc.	705,200	23,702
CIGNA Corp.	416,600	12,939

		36,641

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	207,000	13,635

Household Durables—0.3%
Fortune Brands, Inc.	80,600	3,158

	Shares	Value (000s)

Household Products—2.2%
Kimberly-Clark Corp.	400,400	$24,276

Industrial Conglomerates—1.1%
3M Co.	148,200	11,706

Insurance—10.2%
Allstate Corp.	759,900	21,832
Loews Corp.	345,300	11,502
Marsh & McLennan Cos., Inc.	511,400	11,532
MetLife, Inc.	567,100	21,414
Prudential Financial, Inc.	404,300	21,695
Travelers Cos., Inc.	466,600	22,980

		110,955

IT Services—2.2%
International Business Machines Corp.	194,000	23,955

Media—4.1%
CBS Corp., Class B	870,700	11,258
Time Warner, Inc.	1,142,233	33,022

		44,280

Metals & Mining—1.8%
Freeport-McMoRan Copper & Gold, Inc.	150,900	8,923
Nucor Corp.	271,500	10,393

		19,316

Multi-Utilities—1.2%
Dominion Resources, Inc.	335,000	12,978

Office Electronics—2.0%
Xerox Corp.	2,665,800	21,433

Oil, Gas & Consumable Fuels—15.1%
Apache Corp.	347,900	29,290
Chesapeake Energy Corp.	949,800	19,898
Chevron Corp.	605,600	41,096
ConocoPhillips	626,200	30,740
Marathon Oil Corp.	1,033,700	32,138
Valero Energy Corp.	673,200	12,104

		165,266

Pharmaceuticals—9.1%
Eli Lilly & Co.	699,400	23,430
Johnson & Johnson	384,900	22,732
Merck & Co., Inc.	693,600	24,255
Pfizer, Inc.	2,027,400	28,911

		99,328

Real Estate Investment Trust—4.0%
Annaly Capital Management, Inc.	1,924,600	33,007
Simon Property Group, Inc.	137,988	11,142

		44,149

Software—1.8%
Microsoft Corp.	865,600	19,918

Specialty Retail—1.8%
Gap, Inc.	523,200	10,182
Home Depot, Inc.	356,300	10,001

		20,183

Tobacco—2.2%
Altria Group, Inc.	1,205,400	24,156

Total Common Stock (cost—$1,160,807)		1,077,568

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $13,993; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $14,276 including accrued interest (cost—$13,993)	$13,993	$13,993

Total Investments (cost—$1,174,800)—100.0%		1,091,561

Liabilities in excess of other assets—(0.0)%		(180)

Net Assets—100.0%		$1,091,381

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	49

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.6%
Aerospace & Defense—2.2%
L-3 Communications Holdings, Inc.	3,200	$227

Capital Markets—2.3%
Federated Investors, Inc., Class B	11,500	238

Commercial Banks—2.4%
Cullen/Frost Bankers, Inc.	4,700	242

Commercial Services & Supplies—4.6%
Avery Dennison Corp.	7,500	241
RR Donnelley & Sons Co.	13,700	224

		465

Construction & Engineering—2.1%
Fluor Corp.	5,100	217

Containers & Packaging—2.6%
Sonoco Products Co.	8,800	268

Diversified Telecommunication Services—5.3%
CenturyLink, Inc.	8,200	273
Windstream Corp.	25,000	264

		537

Electric Utilities—2.6%
Edison International	8,300	263

Electronic Equipment, Instruments & Components—2.4%
Jabil Circuit, Inc.	18,300	243

Energy Equipment & Services—2.2%
Tidewater, Inc.	5,700	221

Food & Staples Retailing—2.0%
SUPERVALU, Inc.	18,500	201

Food Products—5.0%
ConAgra Foods, Inc.	11,600	271
Corn Products International, Inc.	8,100	245

		516

Gas Utilities—5.2%
AGL Resources, Inc.	7,200	258
Atmos Energy Corp.	9,900	268

		526

Health Care Providers & Services—2.6%
McKesson Corp.	4,000	269

Household Durables—2.3%
Garmin Ltd.	8,200	239

Insurance—10.1%
Mercury General Corp.	6,400	265
Reinsurance Group of America, Inc.	5,600	256
RenaissanceRe Holdings Ltd.	4,600	259
Unum Group	11,800	256

		1,036

Leisure Equipment & Products—2.6%
Mattel, Inc.	12,500	265

Metals & Mining—4.6%
Reliance Steel & Aluminum Co.	5,900	213
Yamana Gold, Inc.	25,100	259

		472

Multi-Utilities—5.1%
Nisource, Inc.	17,600	255
SCANA Corp.	7,500	268

		523

	Shares	Value (000s)

Office Electronics—2.2%
Xerox Corp.	28,100	$226

Oil, Gas & Consumable Fuels—7.2%
Cimarex Energy Co.	3,500	250
Nexen, Inc.	11,800	232
Southern Union Co.	11,600	254

		736

Pharmaceuticals—3.1%
Biovail Corp.	16,700	321

Real Estate Investment Trust—7.2%
Annaly Capital Management, Inc.	15,000	257
Duke Realty Corp.	21,100	240
Hospitality Properties Trust	11,300	238

		735

Specialty Retail—4.6%
Limited Brands, Inc.	10,700	236
RadioShack Corp.	12,200	238

		474

Textiles, Apparel & Luxury Goods—2.4%
V.F. Corp.	3,400	242

Tobacco—2.7%
Reynolds American, Inc.	5,300	276

Total Common Stock (cost—$10,111)		9,978

	Principal Amount (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $270; collateralized by Federal Home Loan Bank, 5.125%, due 9/10/10, valued at $276 including accrued interest (cost—$270)	$270	270

Total Investments (cost—$10,381)—100.3%		10,248

Liabilities in excess of other assets—(0.3)%		(28)

Net Assets—100.0%		$10,220

50	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Renaissance Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.5%
Aerospace & Defense—3.9%
Elbit Systems Ltd.	128,000	$6,432
Goodrich Corp.	120,900	8,010
ITT Corp.	144,400	6,486
L-3 Communications Holdings, Inc.	102,200	7,240

		28,168

Airlines—1.0%
Copa Holdings S.A., Class A	158,100	6,991

Beverages—3.2%
Brown-Forman Corp., Class B	148,400	8,493
Coca-Cola Enterprises, Inc.	302,700	7,828
Molson Coors Brewing Co., Class B	167,300	7,087

		23,408

Capital Markets—0.9%
Federated Investors, Inc., Class B	299,600	6,205

Chemicals—4.1%
Agrium, Inc.	140,300	6,866
CF Industries Holdings, Inc.	106,626	6,765
FMC Corp.	145,900	8,379
Lubrizol Corp.	95,000	7,630

		29,640

Commercial Services & Supplies—3.0%
Cintas Corp.	264,700	6,345
Pitney Bowes, Inc.	323,200	7,098
Waste Management, Inc.	266,900	8,351

		21,794

Communications Equipment—1.0%
Harris Corp.	167,800	6,989

Construction & Engineering—1.8%
Fluor Corp.	137,000	5,823
KBR, Inc.	344,700	7,011

		12,834

Containers & Packaging—2.4%
Ball Corp.	166,700	8,807
Silgan Holdings, Inc.	308,000	8,741

		17,548

Diversified Consumer Services—1.8%
H&R Block, Inc.	365,100	5,728
Weight Watchers International, Inc.	288,700	7,417

		13,145

Diversified Financial Services—0.9%
NYSE Euronext	241,200	6,664

Diversified Telecommunication Services—1.1%
CenturyLink, Inc.	240,667	8,017

Electric Utilities—3.1%
American Electric Power Co., Inc.	230,000	7,429
DPL, Inc.	301,000	7,194
Edison International	245,600	7,790

		22,413

Energy Equipment & Services—3.6%
Diamond Offshore Drilling, Inc.	104,900	6,524
Ensco PLC ADR	176,000	6,913
Noble Corp. (a)	212,000	6,553
Tidewater, Inc.	155,500	6,021

		26,011

	Shares	Value (000s)

Food & Staples Retailing—0.9%
Delhaize Group S.A. ADR	92,500	$6,706

Food Products—6.0%
Campbell Soup Co.	259,700	9,305
ConAgra Foods, Inc.	348,600	8,130
JM Smucker Co.	141,500	8,521
McCormick & Co., Inc.	233,300	8,856
Sara Lee Corp.	582,900	8,219

		43,031

Gas Utilities—2.2%
Energen Corp.	181,400	8,042
Oneok, Inc.	186,200	8,053

		16,095

Health Care Equipment & Supplies—2.1%
C.R. Bard, Inc.	91,300	7,078
Smith & Nephew PLC ADR	172,800	8,122

		15,200

Health Care Providers & Services—4.5%
AmerisourceBergen Corp.	267,400	8,490
CIGNA Corp.	216,600	6,728
Fresenius Medical Care AG & Co. KGaA ADR	174,900	9,390
McKesson Corp.	120,800	8,113

		32,721

Hotels, Restaurants & Leisure—1.1%
Darden Restaurants, Inc.	198,900	7,727

Household Durables—0.9%
Garmin Ltd.	234,300	6,837

Household Products—1.1%
Clorox Co.	128,300	7,975

Independent Power Producers & Energy Traders—1.1%
Constellation Energy Group, Inc.	242,700	7,827

Industrial Conglomerates—1.1%
Tyco International Ltd.	218,800	7,708

Insurance—7.5%
AON Corp.	197,100	7,316
Axis Capital Holdings Ltd.	257,400	7,650
HCC Insurance Holdings, Inc.	299,200	7,408
Loews Corp.	242,100	8,064
Reinsurance Group of America, Inc.	179,600	8,210
Unum Group	346,900	7,528
Willis Group Holdings PLC	269,300	8,093

		54,269

IT Services—1.9%
Broadridge Financial Solutions, Inc.	351,200	6,690
Total System Services, Inc.	522,500	7,106

		13,796

Leisure Equipment & Products—1.2%
Hasbro, Inc.	203,700	8,372

Machinery—0.9%
Flowserve Corp.	77,300	6,555

Media—2.8%
McGraw-Hill Cos., Inc.	224,600	6,320
Omnicom Group, Inc.	197,500	6,774
Pearson PLC ADR	569,500	7,489

		20,583

	Shares	Value (000s)

Metals & Mining—3.8%
Compass Minerals International, Inc.	109,700	$7,710
Franco-Nevada Corp.	120,200	3,658
Kinross Gold Corp.	448,500	7,665
Yamana Gold, Inc.	833,500	8,585

		27,618

Multiline Retail—0.9%
Family Dollar Stores, Inc.	181,600	6,845

Multi-Utilities—5.3%
Alliant Energy Corp.	253,100	8,033
Ameren Corp.	292,400	6,950
CenterPoint Energy, Inc.	592,100	7,792
CMS Energy Corp.	545,800	7,996
Sempra Energy	157,500	7,370

		38,141

Oil, Gas & Consumable Fuels—9.6%
El Paso Corp.	699,200	7,768
Enbridge Energy Partners L.P.	152,900	8,015
Energy Transfer Partners L.P.	174,500	8,097
EXCO Resources, Inc.	447,600	6,539
Linn Energy LLC, UNIT	335,300	8,902
Murphy Oil Corp.	137,900	6,833
Nexen, Inc.	361,500	7,111
ONEOK Partners L.P.	126,300	8,120
Plains All American Pipeline L.P.	135,500	7,954

		69,339

Real Estate Investment Trust—4.1%
Chimera Investment Corp.	1,943,900	7,017
HCP, Inc.	253,400	8,172
Liberty Property Trust	236,700	6,829
Plum Creek Timber Co., Inc.	212,700	7,345

		29,363

Road & Rail—1.2%
CSX Corp.	171,900	8,531

Software—0.9%
CA, Inc.	345,400	6,355

Specialty Retail—1.0%
TJX Cos., Inc.	165,000	6,922

Textiles, Apparel & Luxury Goods—1.1%
V.F. Corp.	112,100	7,979

Tobacco—2.3%
Lorillard, Inc.	113,900	8,198
Reynolds American, Inc.	161,200	8,402

		16,600

Water Utilities—1.2%
American Water Works Co., Inc.	416,900	8,588

Total Common Stock (cost—$648,393)		711,510

6.30.10	Allianz Funds Annual Report	51

Schedule of Investments (cont.)

NFJ Renaissance Fund

June 30, 2010

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $11,878; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $12,118 including accrued interest (cost—$11,878)	$11,878	$11,878

Total Investments (cost—$660,271)—100.1%		723,388

Liabilities in excess of other assets—(0.1)%		(791)

Net Assets—100.0%		$722,597

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

52	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—94.3%
Aerospace & Defense—2.2%
Cubic Corp.	561,100	$20,413
Curtiss-Wright Corp.	1,730,300	50,248
Elbit Systems Ltd.	176,600	8,874
Triumph Group, Inc.	790,800	52,691

		132,226

Airlines—0.5%
Skywest, Inc.	2,209,800	27,004

Beverages—1.0%
Cia Cervecerias Unidas S.A. ADR	511,200	22,028
Embotelladora Andina S.A. ADR, Class B	1,805,700	40,375

		62,403

Capital Markets—1.7%
Federated Investors, Inc., Class B	2,819,500	58,392
Raymond James Financial, Inc.	1,729,500	42,701

		101,093

Chemicals—5.9%
CF Industries Holdings, Inc.	181,394	11,509
Innophos Holdings, Inc.	965,800	25,188
International Flavors & Fragrances, Inc.	1,682,500	71,372
Lubrizol Corp.	1,023,200	82,173
Methanex Corp.	1,923,200	37,868
RPM International, Inc.	3,676,600	65,591
Sensient Technologies Corp.	2,204,700	57,168

		350,869

Commercial Banks—2.3%
Bank of Hawaii Corp.	1,498,900	72,472
Cullen/Frost Bankers, Inc.	1,253,100	64,409

		136,881

Commercial Services & Supplies—0.7%
Brink’s Co.	2,067,300	39,341
Ennis, Inc.	303,300	4,552

		43,893

Computers & Peripherals—1.0%
Diebold, Inc.	2,217,800	60,435

Construction & Engineering—1.1%
KBR, Inc.	3,226,900	65,635

Consumer Finance—1.1%
Advance America Cash Advance Centers, Inc.	2,247,900	9,284
Cash America International, Inc. (b)	1,702,300	58,338

		67,622

Containers & Packaging—2.2%
Bemis Co., Inc.	2,368,600	63,952
Sonoco Products Co.	2,309,300	70,388

		134,340

Diversified Consumer Services—1.4%
Hillenbrand, Inc.	1,222,600	26,151
Weight Watchers International, Inc.	2,287,300	58,761

		84,912

Electric Utilities—2.2%
Cleco Corp.	2,407,500	63,582
Westar Energy, Inc.	3,174,000	68,590

		132,172

	Shares	Value (000s)

Electrical Equipment—1.3%
Acuity Brands, Inc.	1,056,400	$38,432
Belden, Inc.	1,881,400	41,391

		79,823

Electronic Equipment, Instruments & Components—1.1%
Jabil Circuit, Inc.	4,803,700	63,889

Energy Equipment & Services—0.9%
Tidewater, Inc.	1,382,200	53,519

Food & Staples Retailing—2.5%
Andersons, Inc.	599,212	19,528
Casey’s General Stores, Inc.	1,733,700	60,506
Ruddick Corp.	1,905,600	59,055
Weis Markets, Inc.	249,200	8,201

		147,290

Food Products—3.8%
Cal-Maine Foods, Inc. (b)	1,158,200	36,981
Corn Products International, Inc.	2,231,300	67,609
Del Monte Foods Co.	5,924,600	85,255
JM Smucker Co.	482,700	29,068
Sanderson Farms, Inc.	182,500	9,260

		228,173

Gas Utilities—8.0%
AGL Resources, Inc.	1,728,400	61,911
Amerigas Partners L.P.	344,400	14,244
Atmos Energy Corp.	2,336,400	63,176
Energen Corp.	1,499,000	66,451
National Fuel Gas Co.	1,539,700	70,641
Southwest Gas Corp.	1,399,000	41,271
Suburban Propane Partners L.P.	745,600	34,894
UGI Corp.	2,540,200	64,623
WGL Holdings, Inc.	1,768,700	60,189

		477,400

Health Care Equipment & Supplies—5.0%
Cooper Cos., Inc.	2,027,800	80,686
Invacare Corp.	1,393,000	28,891
STERIS Corp.	2,197,900	68,311
Teleflex, Inc.	1,261,500	68,474
West Pharmaceutical Services, Inc.	1,416,700	51,695

		298,057

Health Care Providers & Services—1.1%
Owens & Minor, Inc.	2,345,400	66,562

Hotels, Restaurants & Leisure—0.7%
Dover Downs Gaming & Entertainment, Inc.	660,600	1,909
International Speedway Corp., Class A (b)	1,595,700	41,105

		43,014

Household Products—0.2%
WD-40 Co.	281,500	9,402

Industrial Conglomerates—0.1%
Tomkins PLC ADR	447,300	5,962

Insurance—3.7%
American Equity Investment Life Holding Co.	1,613,300	16,649
American Financial Group, Inc.	2,748,000	75,075
American Physicians Capital, Inc. (b)	496,933	15,331
Delphi Financial Group, Inc., Class A	2,316,000	56,533

	Shares	Value (000s)

Infinity Property & Casualty Corp.	370,500	$17,110
RLI Corp.	722,200	37,923

		218,621

Internet & Catalog Retail—0.3%
PetMed Express, Inc.	1,058,400	18,840

Leisure Equipment & Products—0.3%
Sturm Ruger & Co., Inc. (b)	1,145,600	16,416

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	3,288,772	67,979

Machinery—4.5%
Barnes Group, Inc.	2,231,500	36,574
Bucyrus International, Inc.	1,230,300	58,378
Crane Co.	2,131,600	64,396
Harsco Corp.	2,088,000	49,068
Valmont Industries, Inc.	863,600	62,749

		271,165

Marine—0.1%
Baltic Trading Ltd. (a)	663,100	7,539

Metals & Mining—4.3%
AMCOL International Corp.	830,900	19,526
Compass Minerals International, Inc.	1,010,200	70,997
IAMGOLD Corp.	4,600,300	81,333
Royal Gold, Inc.	1,775,055	85,203

		257,059

Multi-Utilities—2.7%
Avista Corp.	1,683,300	32,875
OGE Energy Corp.	2,029,500	74,198
Vectren Corp.	2,245,100	53,119

		160,192

Oil, Gas & Consumable Fuels—14.8%
Alliance Resource Partners L.P.	443,700	19,953
Berry Petroleum Co., Class A	2,230,700	57,374
Buckeye Partners L.P.	1,005,100	59,341
Cimarex Energy Co.	1,182,400	84,636
El Paso Pipeline Partners L.P.	1,171,100	33,575
EXCO Resources, Inc.	3,898,000	56,950
Frontline Ltd.	2,094,000	59,763
Holly Corp. (b)	2,727,600	72,500
Linn Energy LLC, UNIT	3,057,600	81,179
Magellan Midstream Partners L.P.	1,450,900	67,829
NuStar Energy L.P.	955,600	54,842
Ship Finance International Ltd.	1,762,800	31,519
Southern Union Co.	2,898,300	63,357
Sunoco Logistics Partners L.P.	418,300	30,118
TC Pipelines L.P.	394,400	16,155
Transmontaigne Partners L.P.	424,000	12,868
Tsakos Energy Navigation Ltd.	1,143,200	16,199
World Fuel Services Corp.	2,581,000	66,951

		885,109

Real Estate Investment Trust—6.0%
Chimera Investment Corp.	16,603,500	59,938
CreXus Investment Corp.	837,800	10,414
Equity One, Inc.	2,030,800	31,680
Franklin Street Properties Corp.	3,153,100	37,238
Healthcare Realty Trust, Inc.	2,413,100	53,016

6.30.10	Allianz Funds Annual Report	53

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2010

	Shares	Value (000s)

HRPT Properties Trust (b)	4,717,000	$29,293
Nationwide Health Properties, Inc.	1,763,400	63,077
PS Business Parks, Inc.	733,900	40,937
Sovran Self Storage, Inc.	898,600	30,939

		356,532

Semiconductors & Semiconductor Equipment—0.1%
Himax Technologies, Inc. ADR	2,163,100	6,295

Specialty Retail—3.2%
Aaron’s, Inc. (b)	3,500,300	59,750
Buckle, Inc.	2,215,800	71,836
RadioShack Corp.	3,075,700	60,007

		191,593

Textiles, Apparel & Luxury Goods—2.3%
Phillips-Van Heusen Corp.	1,324,500	61,285
Unifirst Corp.	408,200	17,969
Wolverine World Wide, Inc.	2,371,900	59,819

		139,073

Tobacco—1.3%
Universal Corp. (b)	1,374,600	54,544
Vector Group Ltd.	1,461,805	24,588

		79,132

Trading Companies & Distributors—0.4%
Applied Industrial Tech, Inc.	1,025,300	25,961

Water Utilities—1.1%
American Water Works Co., Inc.	3,146,300	64,814

Wireless Telecommunication Services—0.1%
Partner Communications Co., Ltd. ADR	542,700	8,282

Total Common Stock (cost—$4,864,558)		5,647,178

MUTUAL FUNDS—1.2%
Central Fund of Canada Ltd., Class A (cost—$57,860)	4,761,300	71,753

	Principal Amount (000s)
Repurchase Agreement—5.0%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $295,603; collateralized by Federal Home Loan Bank, 5.125%, due 9/10/10, valued at $50,143 including accrued interest and Freddie Mac, 6.875%, due 9/15/10, valued at $251,377 including accrued interest (cost—$295,603)	$295,603	295,603

Total Investments (cost—$5,218,021)—100.5%		6,014,534

Liabilities in excess of other assets—(0.5)%		(28,453)

Net Assets—100.0%		$5,986,081

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Affiliated security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

54	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.0%
Aerospace & Defense—4.6%
General Dynamics Corp.	86,900	$5,089
Precision Castparts Corp.	57,930	5,962
United Technologies Corp.	101,350	6,579

		17,630

Air Freight & Logistics—1.9%
FedEx Corp.	105,870	7,423

Beverages—2.7%
Coca-Cola Co.	99,905	5,007
PepsiCo, Inc.	84,935	5,177

		10,184

Biotechnology—3.2%
Celgene Corp. (b)	115,580	5,874
Gilead Sciences, Inc. (b)	138,095	4,734
Human Genome Sciences, Inc. (b)	72,450	1,641

		12,249

Capital Markets—1.2%
Charles Schwab Corp.	312,254	4,428

Chemicals—1.5%
Air Products & Chemicals, Inc.	89,765	5,818

Commercial Banks—1.7%
Wells Fargo & Co.	247,845	6,345

Communications Equipment—4.8%
Cisco Systems, Inc. (b)	622,605	13,268
QUALCOMM, Inc.	154,251	5,065

		18,333

Computers & Peripherals—11.4%
Apple, Inc. (b)	98,020	24,655
EMC Corp. (b)	311,534	5,701
Hewlett-Packard Co.	201,236	8,709
NetApp, Inc. (b)	116,105	4,332

		43,397

Consumer Finance—1.4%
American Express Co.	138,185	5,486

Diversified Financial Services—1.0%
JPMorgan Chase & Co.	100,825	3,691

Electrical Equipment—1.3%
Cooper Industries PLC	115,440	5,079

Energy Equipment & Services—4.4%
Cameron International Corp. (b)	126,465	4,113
Halliburton Co.	173,640	4,263
Schlumberger Ltd.	149,487	8,272

		16,648

Financial Services—1.5%
Visa, Inc., Class A	79,595	5,631

Food Products—1.7%
Kellogg Co.	125,870	6,331

Health Care Equipment & Supplies—1.4%
Alcon, Inc. (a)	36,597	5,423

Health Care Providers & Services—4.9%
Cardinal Health, Inc.	225,275	7,572
Express Scripts, Inc. (b)	172,500	8,111
UnitedHealth Group, Inc.	102,470	2,910

		18,593

	Shares	Value (000s)

Hotels, Restaurants & Leisure—3.5%
McDonald’s Corp.	101,065	$6,657
Starwood Hotels & Resorts Worldwide, Inc.	161,702	6,699

		13,356

Household Products—1.9%
Colgate-Palmolive Co.	90,790	7,151

Internet & Catalog Retail—2.2%
Amazon.com, Inc. (a)(b)	75,430	8,241

Internet Software & Services—3.1%
Google, Inc., Class A (b)	26,430	11,760

Life Sciences Tools & Services—2.4%
Thermo Fisher Scientific, Inc. (a)(b)	185,420	9,095

Machinery—3.6%
Eaton Corp.	112,865	7,386
Illinois Tool Works, Inc.	157,080	6,484

		13,870

Media—2.9%
DIRECTV, Class A (b)	108,005	3,663
Walt Disney Co.	241,865	7,619

		11,282

Multiline Retail—4.0%
Kohl’s Corp. (b)	153,450	7,289
Target Corp.	162,145	7,973

		15,262

Oil, Gas & Consumable Fuels—3.1%
Occidental Petroleum Corp.	81,505	6,288
Southwestern Energy Co. (b)	147,490	5,699

		11,987

Personal Products—1.4%
Avon Products, Inc.	206,252	5,466

Pharmaceuticals—4.0%
Abbott Laboratories	83,010	3,883
Allergan, Inc.	87,025	5,070
Teva Pharmaceutical Industries Ltd. ADR	125,360	6,518

		15,471

Road & Rail—1.2%
Union Pacific Corp.	66,635	4,632

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp.	49,410	961
Microchip Technology, Inc.	246,180	6,829

		7,790

Software—7.7%
Activision Blizzard, Inc.	420,084	4,407
Adobe Systems, Inc. (b)	160,785	4,250
Microsoft Corp.	523,485	12,045
Oracle Corp.	411,520	8,831

		29,533

Specialty Retail—3.5%
Bed Bath & Beyond, Inc. (b)	182,075	6,751
Lowe’s Cos., Inc.	323,187	6,600

		13,351

Textiles, Apparel & Luxury Goods—0.9%
Polo Ralph Lauren Corp.	46,700	3,407

Total Common Stock (cost—$360,394)		374,343

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $11,683; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $11,919 including accrued interest (cost—$11,683)	$11,683	$11,683

OPTIONS PURCHASED (b)—0.2%
	Contracts
Call Options—0.2%
Intel Corp. (CBOE), strike price $22.50, expires 1/22/11 (cost—$1,707)	8,939	751

Total Investments before options written (cost—$373,784)—101.2%		386,777

OPTIONS WRITTEN (b)—(0.8)%
Call Options—(0.3)%
Alcon, Inc. (CBOE), strike price $165, expires 8/21/10	182	(8)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	500	(1,128)
Intel Corp. (CBOE), strike price $30, expires 1/22/11	8,939	(62)
Thermo Fisher Scientific, Inc. (CBOE), strike price $55, expires 9/18/10	1,053	(95)

		(1,293)

Put Options—(0.5)%
Amazon.com, Inc. (CBOE), strike price $105, expires 1/22/11	600	(813)
Intel Corp. (CBOE), strike price $17.50, expires 1/22/11	8,939	(1,287)

		(2,100)

Total Options Written (premiums received—$3,388)		(3,393)

Total Investments net of options written (cost—$370,396)—100.4%		383,384

Other liabilities in excess of other assets—(0.4)%		(1,358)

Net Assets—100.0%		$382,026

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	55

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—96.1%
Aerospace & Defense—1.7%
Goodrich Corp.	13,215	$875

Air Freight & Logistics—1.3%
Expeditors International of Washington, Inc.	20,180	696

Beverages—2.0%
Coca-Cola Enterprises, Inc.	4,825	125
Hansen Natural Corp. (a)	23,390	915

		1,040

Biotechnology—2.4%
Human Genome Sciences, Inc. (a)	17,555	398
United Therapeutics Corp. (a)	9,167	448
Vertex Pharmaceuticals, Inc. (a)	13,052	429

		1,275

Capital Markets—2.7%
Invesco Ltd.	7,975	134
Janus Capital Group, Inc.	37,938	337
Lazard Ltd., Class A	13,724	367
T. Rowe Price Group, Inc.	5,855	260
TD Ameritrade Holding Corp. (a)	21,830	334

		1,432

Chemicals—0.3%
Intrepid Potash, Inc. (a)	9,111	178

Commercial Banks—2.0%
Comerica, Inc.	5,640	208
SunTrust Banks, Inc.	14,245	332
Zions Bancorporation	22,813	492

		1,032

Commercial Services & Supplies—0.8%
Republic Services, Inc.	14,851	442

Communications Equipment—3.8%
Brocade Communications Systems, Inc. (a)	91,539	472
Ciena Corp. (a)	47,365	601
Finisar Corp. (a)	33,260	496
Polycom, Inc. (a)	15,579	464

		2,033

Computers & Peripherals—2.5%
NetApp, Inc. (a)	26,160	976
QLogic Corp. (a)	20,025	333

		1,309

Construction & Engineering—0.9%
Foster Wheeler AG (a)	21,504	453

Containers & Packaging—1.1%
Owens-Illinois, Inc. (a)	22,720	601

Diversified Consumer Services—0.9%
Capella Education Co. (a)	5,760	469

Diversified Financial Services—0.2%
NASDAQ OMX Group, Inc. (a)	4,865	86

Electric Utilities—0.2%
PPL Corp.	5,256	131

Electrical Equipment—6.0%
AMETEK, Inc.	24,572	987
Cooper Industries PLC	17,143	754
Rockwell Automation, Inc.	13,680	671
Roper Industries, Inc.	13,367	748

		3,160

	Shares	Value (000s)

Electronic Equipment, Instruments & Components—1.1%
Tyco Electronics Ltd.	22,025	$559

Energy Equipment & Services—2.8%
Cameron International Corp. (a)	23,965	780
Weatherford International Ltd. (a)	51,847	681

		1,461

Food Products—0.8%
Flowers Foods, Inc.	16,865	412

Health Care Equipment & Supplies—4.3%
Edwards Lifesciences Corp. (a)	13,720	769
Intuitive Surgical, Inc. (a)	1,365	431
NuVasive, Inc. (a)	14,130	501
Thoratec Corp. (a)	13,257	566

		2,267

Health Care Providers & Services—4.1%
Aetna, Inc.	12,320	325
AmerisourceBergen Corp.	35,495	1,127
Community Health Systems, Inc. (a)	15,185	513
DaVita, Inc. (a)	3,340	209

		2,174

Hotels, Restaurants & Leisure—3.0%
Darden Restaurants, Inc.	11,515	447
International Game Technology	23,854	375
Starwood Hotels & Resorts Worldwide, Inc.	17,855	740

		1,562

Household Durables—1.8%
Fortune Brands, Inc.	16,725	656
KB Home	24,660	271

		927

Household Products—0.6%
Clorox Co.	5,125	319

Insurance—0.9%
Arch Capital Group Ltd. (a)	6,364	474

Internet & Catalog Retail—0.8%
Expedia, Inc.	22,571	424

Internet Software & Services—2.1%
Akamai Technologies, Inc. (a)	22,352	907
Rackspace Hosting, Inc. (a)	10,015	183

		1,090

IT Services—0.9%
Global Payments, Inc.	13,490	493

Leisure Equipment & Products—1.9%
Hasbro, Inc.	24,964	1,026

Life Sciences Tools & Services—2.9%
ICON PLC ADR (a)	22,004	635
Life Technologies Corp. (a)	10,790	510
Mettler Toledo International, Inc. (a)	3,457	386

		1,531

Machinery—2.7%
Cummins, Inc.	1,500	98
Navistar International Corp. (a)	18,425	906
Terex Corp. (a)	23,334	437

		1,441

	Shares	Value (000s)

Media—2.3%
CBS Corp., Class B	55,586	$719
Scripps Networks Interactive, Inc., Class A	11,858	478

		1,197

Metals & Mining—2.1%
Carpenter Technology Corp.	14,420	473
Cliffs Natural Resources, Inc.	13,040	615

		1,088

Multiline Retail—1.4%
Dollar Tree, Inc. (a)	17,852	743

Oil, Gas & Consumable Fuels—3.5%
Alpha Natural Resources, Inc. (a)	14,923	506
Noble Energy, Inc.	4,785	289
PetroHawk Energy Corp. (a)	30,015	509
Range Resources Corp.	13,780	553

		1,857

Paper & Forest Products—1.0%
International Paper Co.	23,708	536

Personal Products—1.4%
Avon Products, Inc.	27,340	724

Pharmaceuticals—1.5%
Allergan, Inc.	7,731	450
Shire PLC ADR	5,860	360

		810

Real Estate Investment Trust—0.4%
Public Storage	2,500	220

Road & Rail—2.4%
J.B. Hunt Transport Services, Inc.	21,639	707
Knight Transportation, Inc.	26,611	539

		1,246

Semiconductors & Semiconductor Equipment—8.6%
Analog Devices, Inc.	28,048	782
Atmel Corp. (a)	26,490	127
Avago Technologies Ltd. (a)	29,145	614
Lam Research Corp. (a)	9,650	367
Linear Technology Corp.	7,335	204
Marvell Technology Group Ltd. (a)	41,957	661
Microchip Technology, Inc.	18,310	508
Netlogic Microsystems, Inc. (a)	19,446	529
Veeco Instruments, Inc. (a)	13,400	459
Xilinx, Inc.	11,740	297

		4,548

Software—4.6%
Activision Blizzard, Inc.	20,875	219
Autodesk, Inc. (a)	13,590	331
Check Point Software Technologies Ltd. (a)	15,182	448
Citrix Systems, Inc. (a)	3,439	145
McAfee, Inc. (a)	14,075	432
Salesforce.com, Inc. (a)	9,923	852

		2,427

Specialty Retail—4.5%
Bed Bath & Beyond, Inc. (a)	21,319	790
Dick’s Sporting Goods, Inc. (a)	20,500	510
Guess?, Inc.	21,314	666
Williams-Sonoma, Inc.	17,155	426

		2,392

Textiles, Apparel & Luxury Goods—1.6%
Coach, Inc.	11,375	416
Polo Ralph Lauren Corp.	5,660	413

		829

56	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2010

	Shares	Value (000s)

Wireless Telecommunication Services—1.3%
SBA Communications Corp., Class A (a)	20,708	$704

Total Common Stock (cost—$47,235)		50,693

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,623; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $1,658 including accrued interest (cost—$1,623)	$1,623	1,623

Total Investments (cost—$48,858)—99.2%		52,316

Other assets less liabilities—0.8%		414

Net Assets—100.0%		$52,730

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	57

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—88.7%
Air Freight & Logistics—1.6%
FedEx Corp. (a)	2,076	$146

Automobiles—0.5%
Ford Motor Co. (b)	4,980	50

Biotechnology—2.2%
Amgen, Inc. (b)	960	50
Celgene Corp. (a)(b)	2,086	106
Dendreon Corp. (b)	360	12
Vertex Pharmaceuticals, Inc. (b)	1,070	35

		203

Chemicals—0.8%
Air Products & Chemicals, Inc.	1,094	71

Commercial Banks—0.5%
Comerica, Inc.	1,171	43

Communications Equipment—6.3%
Cisco Systems, Inc. (a)(b)	10,782	230
Juniper Networks, Inc. (a)(b)	4,022	92
Polycom, Inc. (a)(b)	6,105	182
RADWARE Ltd. (b)	1,950	40
Research In Motion Ltd. (b)	800	39

		583

Computers & Peripherals—9.4%
Apple, Inc. (a)(b)	1,963	494
EMC Corp. (a)(b)	7,026	129
Hewlett-Packard Co. (a)	2,109	91
NetApp, Inc. (a)(b)	4,217	157

		871

Construction & Engineering—1.0%
Fluor Corp.	1,064	45
Quanta Services, Inc. (b)	2,324	48

		93

Consumer Finance—2.0%
American Express Co.	915	36
Discover Financial Services (a)	10,380	145

		181

Diversified Consumer Services—0.8%
Apollo Group, Inc., Class A (b)	1,800	76

Electrical Equipment—3.2%
AMETEK, Inc. (a)	3,336	134
Cooper Industries PLC (a)	3,650	161

		295

Electronic Equipment, Instruments & Components—2.4%
Corning, Inc. (a)	6,763	109
Itron, Inc. (a)(b)	1,785	111

		220

Energy Equipment & Services—1.8%
Schlumberger Ltd. (a)	2,233	124
Weatherford International Ltd. (b)	3,535	46

		170

Health Care Equipment & Supplies—1.3%
Alcon, Inc. (a)	842	125

Health Care Providers & Services—3.3%
Cardinal Health, Inc.	1,935	65
Community Health Systems, Inc. (b)	985	33
Express Scripts, Inc. (a)(b)	2,884	136
McKesson Corp.	1,089	73

		307

	Shares	Value (000s)

Hotels, Restaurants & Leisure—5.1%
Las Vegas Sands Corp. (a)(b)	11,615	$257
McDonald’s Corp. (a)	2,152	142
Starwood Hotels & Resorts Worldwide, Inc.	1,730	72

		471

Household Products—1.5%
Clorox Co.	943	58
Colgate-Palmolive Co. (a)	1,025	81

		139

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (a)(b)	434	47

Internet Software & Services—3.0%
Akamai Technologies, Inc. (b)	1,145	47
Google, Inc., Class A (a)(b)	529	235

		282

Leisure Equipment & Products—1.3%
Hasbro, Inc.	1,270	52
Mattel, Inc. (a)	3,370	72

		124

Life Sciences Tools & Services—2.5%
Thermo Fisher Scientific, Inc. (a)(b)	4,676	229

Media—3.1%
CBS Corp., Class B (a)	6,900	89
DIRECTV, Class A (b)	1,275	44
Walt Disney Co. (a)	4,769	150

		283

Metals & Mining—1.2%
Barrick Gold Corp.	1,261	57
Freeport-McMoRan Copper & Gold, Inc. (a)	860	51

		108

Multiline Retail—0.4%
Nordstrom, Inc.	1,212	39

Oil, Gas & Consumable Fuels—3.8%
Concho Resources, Inc. (a)(b)	1,530	85
Exxon Mobil Corp.	1,245	71
PetroHawk Energy Corp. (b)	1,780	30
Southwestern Energy Co. (a)(b)	4,182	162

		348

Personal Products—0.5%
Avon Products, Inc. (a)	1,750	46

Pharmaceuticals—3.6%
Abbott Laboratories (a)	1,020	48
Allergan, Inc. (a)	1,877	109
Teva Pharmaceutical Industries Ltd. ADR (a)	3,400	177

		334

Semiconductors & Semiconductor Equipment—9.5%
Analog Devices, Inc.	1,630	45
Broadcom Corp., Class A (a)	2,834	94
First Solar, Inc. (b)	513	58
Intel Corp. (a)	17,745	345
Marvell Technology Group Ltd. (a)(b)	7,795	123
Microchip Technology, Inc. (a)	5,342	148
ON Semiconductor Corp. (b)	3,610	23
Texas Instruments, Inc.	1,713	40

		876

Software—7.7%
Activision Blizzard, Inc. (a)	4,533	48
Adobe Systems, Inc. (a)(b)	4,327	114

	Shares	Value (000s)

Microsoft Corp. (a)	10,752	$247
Oracle Corp. (a)	8,262	177
Rovi Corp. (b)	1,505	57
Salesforce.com, Inc. (a)(b)	825	71

		714

Specialty Retail—5.0%
Bed Bath & Beyond, Inc. (b)	1,103	41
Guess?, Inc. (a)	3,085	96
Lowe’s Cos., Inc. (a)	5,498	112
O’Reilly Automotive, Inc. (b)	923	44
Ross Stores, Inc.	1,080	58
Urban Outfitters, Inc. (a)(b)	3,260	112

		463

Wireless Telecommunication Services—2.9%
American Tower Corp., Class A (a)(b)	2,605	116
Crown Castle International Corp. (b)	1,745	65
Sprint Nextel Corp., Ser. 1 (b)	19,600	83

		264

Total Common Stock (cost—$7,822)		8,201

EXCHANGE-TRADED FUNDS—0.5%
Pharmaceutical HOLDRs Trust (cost—$52)	835	50

SHORT-TERM INVESTMENTS—18.7%
	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $210; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $216 including accrued interest (cost—$210)	$210	210

U.S. Treasury Bills—16.4%
0.10%-0.14%, 8/12/10- 9/30/10 (cost—$1,520)	1,520	1,519

Total Short-Term Investments (cost—$1,730)		1,729

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—0.7%
Aetna, Inc. (CBOE), strike price $31, expires 7/17/10	18	—(c	)
AirTran Holdings, Inc. (CBOE), strike price $7.50, expires 10/16/10	119	2
Amazon.com, Inc. (CBOE), strike price $160, expires 1/22/11	24	6
Cisco Systems, Inc. (CBOE), strike price $25, expires 1/22/11	89	7
Crown Castle International Corp. (CBOE), strike price $40, expires 1/22/11	17	5

58	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2010

	Contracts	Value (000s)

Cummins, Inc. (CBOE), strike price $75, expires 1/22/11	18	$11
Hewlett-Packard Co. (CBOE), strike price $50, expires 1/22/11	50	9
Human Genome Sciences, Inc. (CBOE), strike price $30, expires 1/22/11	46	13
Precision Castparts Corp. (CBOE), strike price $125, expires 1/22/11	16	6
Teva Pharmaceutical Industries Ltd. ADR (CBOE), strike price $65, expires 9/18/10	22	—(c )
Vertex Pharmaceuticals, Inc. (CBOE), strike price $40, expires 1/22/11	24	4

		63

Put Options—0.6%
SPDR S&P 500 ETF Trust (CBOE), strike price $113, expires 9/18/10	50	57

Total Options Purchased (cost—$224)		120

Total Investments before options written and securities sold short (cost—$9,828)—109.2%		10,100

OPTIONS WRITTEN (b)—(10.3)%
Call Options—(3.9)%
Aetna, Inc. (CBOE), strike price $38, expires 7/17/10	18	—(c )
Alcon, Inc. (CBOE), strike price $165, expires 8/21/10	7	—(c )
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	3	(7)
strike price $180, expires 1/22/11	24	(2)
Apollo Group, Inc. (CBOE), strike price $40, expires 1/22/11	18	(16)
Apple, Inc. (CBOE), strike price $270, expires 1/22/11	10	(24)
Brocade Communications Systems, Inc. (CBOE), strike price $15, expires 1/22/11	90	—(c )
CBS Corp. (CBOE), strike price $12, expires 12/18/10	69	(16)
Cisco Systems, Inc. (CBOE), strike price $30, expires 1/22/11	89	(1)
Cooper Industries PLC (CBOE), strike price $40, expires 7/17/10	30	(13)
Corning, Inc. (CBOE), strike price $22, expires 8/21/10	18	—(c )

	Contracts	Value (000s)

Crown Castle International Corp. (CBOE), strike price $45, expires 1/22/11	17	$(2)
Cummins, Inc. (CBOE), strike price $90, expires 1/22/11	18	(5)
Discover Financial Services (CBOE), strike price $15, expires 1/22/11	153	(21)
Exxon Mobil Corp. (CBOE), strike price $65, expires 1/22/11	6	(1)
FMC Technologies, Inc. (CBOE), strike price $80, expires 10/16/10	32	(1)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $60, expires 1/22/11	3	(2)
Hewlett-Packard Co. (CBOE), strike price $55, expires 11/20/10	13	(1)
strike price $60, expires 1/22/11	67	(2)
Human Genome Sciences, Inc. (CBOE), strike price $45, expires 1/22/11	92	(3)
Juniper Networks, Inc. (CBOE), strike price $30, expires 1/22/11	26	(2)
Las Vegas Sands Corp. (CBOE), strike price $20, expires 1/22/11	107	(67)
Microsoft Corp. (CBOE), strike price $26, expires 10/16/10	50	(3)
NetApp, Inc. (CBOE), strike price $30, expires 1/22/11	29	(27)
strike price $40, expires 9/18/10	15	(3)
Polycom, Inc. (CBOE), strike price $20, expires 1/22/11	60	(64)
Precision Castparts Corp. (CBOE), strike price $150, expires 1/22/11	16	(1)
QUALCOMM, Inc. (CBOE), strike price $50, expires 1/22/11	13	—(c )
Research In Motion Ltd. (CBOE), strike price $80, expires 1/22/11	8	—(c )
SandRidge Energy, Inc. (CBOE), strike price $10, expires 1/22/11	18	—(c )
Sprint Nextel Corp. (CBOE), strike price $4, expires 1/21/12	196	(31)
Starwood Hotels & Resorts Worldwide, Inc. (CBOE), strike price $55, expires 8/21/10	17	—(c )
Thermo Fisher Scientific, Inc. (CBOE), strike price $55, expires 9/18/10	32	(3)
Urban Outfitters, Inc. (CBOE), strike price $17.50, expires 1/22/11	19	(33)

	Contracts	Value (000s)

Vertex Pharmaceuticals, Inc. (CBOE), strike price $50, expires 1/22/11	24	$(1)
Weatherford International Ltd. (CBOE), strike price $12.50, expires 1/22/11	29	(7)

		(359)

Put Options—(6.4)%
Aetna, Inc. (CBOE), strike price $25, expires 1/22/11	20	(4)
strike price $29, expires 7/17/10	18	(5)
AirTran Holdings, Inc. (CBOE), strike price $5, expires 10/16/10	119	(7)
Alcon, Inc. (CBOE), strike price $140, expires 8/21/10	4	(2)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	10	(11)
strike price $105, expires 1/22/11	12	(17)
strike price $110, expires 1/22/11	24	(38)
American Express Co. (CBOE), strike price $40, expires 1/22/11	32	(18)
Apple, Inc. (CBOE), strike price $160, expires 1/22/11	10	(5)
strike price $185, expires 10/16/10	4	(2)
strike price $185, expires 1/22/11	16	(13)
Arch Capital Group Ltd. (CBOE), strike price $70, expires 9/18/10	34	(6)
Avago Technologies Ltd. (CBOE), strike price $20, expires 10/16/10	23	(4)
Avis Budget Group, Inc. (CBOE), strike price $10, expires 7/17/10	76	(6)
Avon Products, Inc. (CBOE), strike price $29, expires 10/16/10	70	(27)
Bank of America Corp. (CBOE), strike price $12, expires 2/19/11	40	(4)
strike price $12.50, expires 1/22/11	85	(10)
strike price $15, expires 1/22/11	36	(8)
Cameron International Corp. (CBOE), strike price $35, expires 1/22/11	48	(31)
Cardinal Health, Inc. (CBOE), strike price $30, expires 1/22/11	18	(3)
Ciena Corp. (CBOE), strike price $15, expires 10/16/10	39	(11)
Cisco Systems, Inc. (CBOE), strike price $20, expires 1/22/11	107	(16)
Coach, Inc. (CBOE), strike price $35, expires 1/22/11	69	(27)

6.30.10	Allianz Funds Annual Report	59

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2010

	Contracts	Value (000s)

Crown Castle International Corp. (CBOE), strike price $30, expires 1/22/11	17	$(3)
Cummins, Inc. (CBOE), strike price $55, expires 1/22/11	18	(10)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $60, expires 1/22/11	7	(7)
Hewlett-Packard Co. (CBOE), strike price $40, expires 1/22/11	67	(20)
Human Genome Sciences, Inc. (CBOE), strike price $15, expires 1/22/11	92	(19)
strike price $20, expires 1/22/11	92	(38)
Intel Corp. (CBOE), strike price $18, expires 10/16/10	144	(15)
KB Home (CBOE), strike price $12.50, expires 1/22/11	73	(20)
Medco Health Solutions, Inc. (CBOE), strike price $60, expires 1/22/11	4	(3)
Microsoft Corp. (CBOE), strike price $27, expires 7/17/10	19	(8)
Navistar International Corp. (CBOE), strike price $30, expires 10/16/10	51	(2)
strike price $30, expires 1/22/11	68	(8)
Peabody Energy Corp. (CBOE), strike price $40, expires 1/22/11	17	(11)
Precision Castparts Corp. (CBOE), strike price $110, expires 1/22/11	16	(25)
QUALCOMM, Inc. (CBOE), strike price $35, expires 7/17/10	60	(14)
Schlumberger Ltd. (CBOE), strike price $42.50, expires 1/22/11	16	(5)
SPDR S&P 500 ETF Trust (CBOE), strike price $86, expires 9/18/10	50	(9)
strike price $105, expires 9/18/10	50	(35)
St. Jude Medical, Inc. (CBOE), strike price $30, expires 1/22/11	20	(3)
strike price $35, expires 7/17/10	25	(1)
strike price $40, expires 7/17/10	29	(11)
Starwood Hotels & Resorts Worldwide, Inc. (CBOE), strike price $25, expires 1/22/11	40	(5)
Teva Pharmaceutical Industries Ltd. ADR (CBOE), strike price $55, expires 1/22/11	22	(13)
Texas Instruments, Inc. (CBOE), strike price $20, expires 1/22/11	43	(6)

	Contracts	Value (000s)
Vertex Pharmaceuticals, Inc. (CBOE), strike price $25, expires 1/22/11	24	$(4)
Vmware, Inc. (CBOE), strike price $50, expires 1/22/11	28	(10)
Yahoo!, Inc. (CBOE), strike price $15, expires 1/22/11	22	(5)
Zions Bancorporation (CBOE), strike price $20, expires 1/22/11	32	(9)

		(594)

Total Options Written (premiums received—$915)		(953)

SECURITIES SOLD SHORT—(4.6)%
	Shares
Exchange-Traded Funds—(4.6)%
Powershares QQQ	4,035	(172)
SPDR S&P 500 ETF Trust, Ser. 1	2,445	(253)

Total Securities Sold Short (proceeds—$443)		(425)

Total Investments net of options written and securities sold short (cost—$8,470)—94.3%		8,722

Other assets less other liabilities—5.7%		524

Net Assets—100.0%		$9,246

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
ETF—Exchange-Traded Fund

60	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	61

Statements of Assets and Liabilities

June 30, 2010
Amounts in thousands, except per share amounts	AGIC Growth	AGIC Income & Growth	AGIC Mid-Cap Growth	AGIC Opportunity

Assets:
Investments, at value	$618,712	$161,552	$6,167	$268,583
Cash	—	1	1	1
Receivable for investments sold	12,227	85	—	1,149
Receivable for Fund shares sold	534	2,134	1	254
Dividends and interest receivable (net of foreign taxes)	588	1,535	8	19
Investments in Affiliated Funds—trustee deferred compensation plan (see Note 4)	39	2	1	17
Security litigation receivable	—	—	—	—
Total Assets	632,100	165,309	6,178	270,023

Liabilities:
Payable for investments purchased	—	2,916	—	1,688
Options written, at value	—	19	—	—
Payable for Fund shares redeemed	947	664	—	302
Investment Advisory fees payable	277	86	4	153
Administration fees payable	216	50	2	84
Distribution fees payable	132	24	—	48
Servicing fees payable	125	25	—	33
Trustees deferred compensation plan payable (see Note 4)	39	2	1	17
Accrued expenses	—	4	—	—
Total Liabilities	1,736	3,790	7	2,325
Net Assets	$630,364	$161,519	$6,171	$267,698

Net Assets Consist of:
Paid-in-capital	$777,788	$172,568	$9,009	$305,673
Undistributed (dividends in excess of) net investment income	(41)	526	16	(17)
Accumulated net realized gain (loss)	(152,739)	2,900	(2,812)	(45,399)
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	5,356	(14,475)	(42)	7,441
Net Assets	$630,364	$161,519	$6,171	$267,698

Net Assets:
Class A	$352,728	$79,686	$1,015	$74,413
Class B	12,385	—	—	4,842
Class C	179,160	40,389	516	67,482
Class D	8,704	4,103	333	998
Class R	14,637	—	—	20
Class P	6,715	12,979	9	2,627
Institutional Class	45,456	24,362	4,298	115,280
Administrative Class	10,579	—	—	2,036

Shares Issued and Outstanding:
Class A	15,195	7,179	102	3,364
Class B	653	—	—	296
Class C	9,441	3,696	53	4,129
Class D	425	368	34	59
Class R	745	—	—	1
Class P	347	1,165	1	158
Institutional Class	2,105	2,183	428	6,123
Administrative Class	506	—	—	111

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$23.21	$11.10	$9.93	$22.12
Class B	18.97	—	—	16.35
Class C	18.98	10.93	9.77	16.34
Class D	20.50	11.13	9.93	16.79
Class R	19.65	—	—	16.39
Class P	19.34	11.14	10.03	16.69
Institutional Class	21.59	11.16	10.04	18.83
Administrative Class	20.91	—	—	18.34

Cost of Investments	$613,356	$176,052	$6,209	$261,142
Premiums Received for Options Written	$—	$44	$—	$—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

62	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

AGIC Systematic Growth	AGIC Target	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value

$39,326	$285,436	$17,145	$5,729,807	$1,091,561	$10,248
—	1	1	1	—	—
—	7,528	—	—	6,708	—
12	25	4	10,309	2,276	76
23	81	60	27,340	3,416	35
2	36	2	538	67	1
—	1	—	—	—	—
39,363	293,108	17,212	5,767,995	1,104,028	10,360

—	184	—	—	6,746	—
—	—	—	—	—	—
108	439	11	13,141	4,739	126
17	143	10	2,212	427	5
11	103	6	1,540	359	4
4	125	4	560	118	2
3	64	3	601	191	2
2	36	2	538	67	1
2	—	—	—	—	—
147	1,094	36	18,592	12,647	140
$39,216	$292,014	$17,176	$5,749,403	$1,091,381	$10,220

$49,738	$395,574	$35,331	$9,416,915	$1,871,959	$15,947
86	(36)	260	11,898	1,758	21
(11,545)	(127,224)	(16,635)	(2,674,554)	(699,097)	(5,615)
937	23,700	(1,780)	(1,004,856)	(83,239)	(133)
$39,216	$292,014	$17,176	$5,749,403	$1,091,381	$10,220

$6,156	$97,184	$7,819	$1,544,800	$220,368	$6,800
2,395	5,884	1,300	78,691	50,717	—
3,131	182,245	4,559	442,239	120,375	2,647
537	531	1,772	517,086	481,535	212
—	—	—	199,683	10,627	—
36	1,597	724	222,202	9,334	440
26,948	4,535	987	1,797,484	185,043	121
13	38	15	947,218	13,382	—

557	6,867	931	164,467	18,970	635
230	522	160	8,316	4,372	—
300	16,181	566	46,909	10,387	248
49	37	209	54,924	41,547	20
—	—	—	21,317	911	—
3	112	84	23,489	792	41
2,371	306	113	190,046	15,885	11
1	3	2	99,795	1,147	—

$11.06	$14.15	$8.40	$9.39	$11.62	$10.70
10.42	11.27	8.13	9.46	11.60	—
10.43	11.26	8.05	9.43	11.59	10.71
11.06	14.16	8.50	9.41	11.59	10.66
—	—	—	9.37	11.67	—
11.35	14.23	8.57	9.46	11.79	10.69
11.36	14.84	8.71	9.46	11.65	10.72
11.18	14.54	8.67	9.49	11.67	—

$38,389	$261,736	$18,925	$6,734,672	$1,174,800	$10,381
$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	63

Statements of Assets and Liabilities (Cont.)

June 30, 2010
Amounts in thousands, except per share amounts	NFJ Renaissance	NFJ Small-Cap Value	RCM Large-Cap Growth	RCM Mid-Cap	RCM Strategic Growth

Assets:
Investments, at value	$723,388	$5,630,276	$386,777	$52,316	$10,100
Investments in Affiliates, at value	—	384,258	—	—	—
Cash	1	—	1	1	1
Receivable for investments sold	—	30,892	2,040	628	900
Receivable for Fund shares sold	180	6,035	147	115	26
Dividends and interest receivable (net of foreign taxes)	1,521	8,862	365	21	4
Dividends and interest receivable from Affiliates	—	450	—	—	—
Tax reclaims receivable	32	—	55	—	1
Deposits with brokers for options written collateral	—	—	—	—	50
Investments in Affiliated Funds—trustee deferred compensation plan (see Note 4)	100	335	32	5	—	*
Security litigation receivable	54	—	—	—	—
Total Assets	725,276	6,061,108	389,417	53,086	11,082

Liabilities:
Payable for investments purchased	—	32,411	3,292	300	438
Payable for investments in Affiliates purchased	—	2,046	—	—	—
Payable for securities sold short	—	—	—	—	425
Options written, at value	—	—	3,393	—	953
Payable for Fund shares redeemed	1,628	34,705	375	8	5
Dividends payable	—	—	—	—	2
Investment Advisory fees payable	372	2,950	151	22	8
Administration fees payable	246	1,441	110	15	3
Distribution fees payable	183	542	16	3	1
Servicing fees payable	150	597	22	3	1
Trustees deferred compensation plan payable (see Note 4)	100	335	32	5	—	*
Total Liabilities	2,679	75,027	7,391	356	1,836
Net Assets	$722,597	$5,986,081	$382,026	$52,730	$9,246

Net Assets Consist of:
Paid-in-capital	$1,093,976	$5,676,800	$417,563	$66,045	$10,046
Undistributed net investment income	6,340	82,597	536	124	1
Accumulated net realized loss	(439,189)	(566,456)	(49,060)	(16,897)	(1,053)
Net unrealized appreciation of investments, options written, securities sold short and foreign currency transactions	61,470	793,140	12,987	3,458	252
Net Assets	$722,597	$5,986,081	$382,026	$52,730	$9,246

Net Assets:
Class A	$399,876	$2,048,233	$49,858	$5,496	$3,816
Class B	67,547	78,482	4,533	1,950	—
Class C	209,921	378,443	8,145	2,964	1,583
Class D	7,821	131,235	32,173	1,421	611
Class R	13,304	137,095	4,376	619	—
Class P	—	52,661	2,433	—	111
Institutional Class	16,402	2,090,160	246,783	40,206	2,804
Administrative Class	7,726	1,069,772	33,725	74	321

Shares Issued and Outstanding:
Class A	29,633	87,093	4,603	2,328	284
Class B	5,733	3,474	440	875	—
Class C	18,121	16,817	790	1,335	122
Class D	575	5,453	2,971	594	46
Class R	1,109	5,695	404	260	—
Class P	—	2,145	221	—	8
Institutional Class	1,156	84,869	22,346	16,050	206
Administrative Class	559	45,528	3,088	30	24

Net Asset Value and Redemption Price Per Share Outstanding**:
Class A	$13.49	$23.52	$10.83	$2.36	$13.41
Class B	11.78	22.59	10.29	2.23	—
Class C	11.58	22.50	10.31	2.22	12.98
Class D	13.60	24.06	10.83	2.39	13.40
Class R	12.00	24.07	10.82	2.38	—
Class P	—	24.54	11.00	—	13.59
Institutional Class	14.19	24.63	11.04	2.51	13.63
Administrative Class	13.82	23.50	10.92	2.43	13.48

Cost of Investments	$660,271	$4,820,284	$373,784	$48,858	$9,828
Cost of Investments in Affiliates	$—	$397,737	$—	$—	$—
Premiums Received for Options Written	$—	$—	$3,388	$—	$915
Proceeds on Securities Sold Short	$—	$—	$—	$—	$443
*	Less than $500.
**	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

64	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	65

Statements of Operations

Year ended June 30, 2010
Amounts in thousands	AGIC Growth	AGIC Income & Growth	AGIC Mid-Cap Growth	AGIC Opportunity	AGIC Systematic Growth

Investment Income:
Interest	$6	$3,305	$—	$1	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	8,094	1,246	84	1,021	607
Miscellaneous income	—	30	—	—	—
Total Income	8,100	4,581	84	1,022	607

Expenses:
Investment advisory fees	3,058	583	37	1,659	202
Administration fees	2,371	323	18	908	132
Distribution fees — Class B	128	—	—	45	26
Distribution fees — Class C	1,512	133	2	537	27
Distribution fees — Class R	34	—	—	—	—
Servicing fees — Class A	736	89	2	189	17
Servicing fees — Class B	43	—	—	15	9
Servicing fees — Class C	504	44	1	179	9
Servicing fees — Class D	36	6	—	3	2
Servicing fees — Class R	34	—	—	—	—
Distribution and/or servicing fees — Administrative Class	26	—	—	3	—
Trustees’ fees	68	10	1	28	4
Interest expense	1	—	—	—	—
Tax expense	1	9	1	1	2
Miscellaneous expense	—	4	—	1	—
Total Expenses	8,552	1,201	62	3,568	430
Net Investment Income (Loss)	(452)	3,380	22	(2,546)	177

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	56,303	8,181	961	40,479	2,756
Options written	—	248	—	—	—
Foreign currency transactions	7	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(22,629)	(7,924)	(201)	(6,119)	586
Options written	—	(37)	—	—	—
Foreign currency transactions	(7)	—	—	—	—
Net Realized and Change in Unrealized Gain	33,674	468	760	34,360	3,342
Net Increase in Net Assets Resulting from Investment Operations	$33,222	$3,848	$782	$31,814	$3,519

66	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

AGIC Target	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value

$3	$—	$25	$12	$—
1,699	699	297,674	40,963	366
—	—	5	1	—
1,702	699	297,704	40,976	366

1,792	130	29,568	5,508	58
1,297	77	19,737	4,484	38
63	14	844	570	—
1,523	38	4,127	1,096	21
—	—	533	31	—
268	19	4,545	672	15
21	5	281	190	—
507	13	1,376	365	7
2	5	1,677	1,141	1
—	—	533	31	—
—	—	2,519	54	—
36	2	720	136	1
—	—	5	8	—
1	1	—	89	1
—	—	3	—	1
5,510	304	66,468	14,375	143
(3,808)	395	231,236	26,601	223

58,816	491	157,185	(70,029)	160
—	—	—	—	—
—	—	—	—	—

5,101	3,153	496,465	189,391	1,640
—	—	—	—	—
—	—	—	—	—
63,917	3,644	653,650	119,362	1,800
$60,109	$4,039	$884,886	$145,963	$2,023

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	67

Statements of Operations (Cont.)

Year ended June 30, 2010
Amounts in thousands	NFJ Renaissance	NFJ Small-Cap Value	RCM Large-Cap Growth	RCM Mid-Cap	RCM Strategic Growth

Investment Income:
Interest	$5	$147	$3	$—	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	25,908	182,675	4,544	376	82
Dividends from investments in Affiliates	—	9,259	—	—	—
Miscellaneous income	—	1	—	—	—
Total Income	25,913	192,082	4,547	376	82

Expenses:
Investment advisory fees	4,771	35,123	1,802	253	92
Administration fees	3,148	18,349	1,253	167	33
Distribution fees — Class B	988	795	42	15	—
Distribution fees — Class C	1,722	3,071	62	21	12
Distribution fees — Class R	38	320	11	—	—
Servicing fees — Class A	955	5,188	124	14	9
Servicing fees — Class B	329	265	14	5	—
Servicing fees — Class C	574	1,024	21	7	4
Servicing fees — Class D	23	448	74	3	2
Servicing fees — Class R	38	320	11	—	—
Distribution and/or servicing fees — Administrative Class	25	2,575	59	—	—
Dividends on securities sold short	—	—	—	—	4
Trustees’ fees	87	674	44	6	1
Interest expense	—	—	1	7	—
Tax expense	1	165	1	1	1
Miscellaneous expense	—	3	—	—	—
Total Expenses	12,699	68,320	3,519	499	158
Less: Investment Management fees waived/reimbursement	—	(1,075)	—	—	—
Net Expenses	12,699	67,245	3,519	499	158
Net Investment Income (Loss)	13,214	124,837	1,028	(123)	(76)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	55,247	172,219	(4,021)	8,348	395
Investments in Affiliates	—	5,103	—	—	—
Options written	—	—	2,740	—	79
Securities sold short	—	—	—	—	(20)
Payments from Affiliates (see Note 10)	—	—	24	—	— *
Foreign currency transactions	(20)	3	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	87,277	983,916	30,768	756	195
Investments in Affiliates	—	(7,047)	—	—	—
Options written	—	—	(4,286)	—	(216)
Securities sold short	—	—	—	—	18
Foreign currency transactions	—	—	—	—	—
Net Realized and Change in Unrealized Gain	142,504	1,154,194	25,225	9,104	451
Net Increase in Net Assets Resulting from Investment Operations	$155,718	$1,279,031	$26,253	$8,981	$375
*	Less than $500.

68	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	69

Statements of Changes in Net Assets

Amounts in thousands	AGIC Growth		AGIC Income & Growth		AGIC Mid-Cap Growth

	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$(452)	$(860)	$3,380	$1,261	$22	$20
Net realized gain (loss) on investments, options written and foreign currency transactions	56,310	(126,279)	8,429	919	961	(5,017)
Capital contribution from Affiliates (see Note 8)	—	1,715	—	—	—	—
Payments from Affiliates (see Note 10)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, foreign currency transactions and contingent receivable from Letter of Credit	(22,636)	(11,643)	(7,961)	(3,908)	(201)	(771)
Net increase (decrease) in net assets resulting from investment operations	33,222	(137,067)	3,848	(1,728)	782	(5,768)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(146)	—	(1,126)	(183)	(3)	—
Class B	— **	—	—	—	—	—
Class C	— **	—	(510)	(133)	— **	—
Class D	(28)	—	(88)	(3)	(2)	—
Class R	(14)	—	—	—	—	—
Class P	(13)	—	(111)	(1)	— **	—
Institutional Class	(99)	—	(1,200)	(1,593)	(21)	—
Administrative Class	(12)	—	—	—	—	—
Net realized capital gains
Class A	—	—	(2,141)	(142)	—	— **
Class B	—	—	—	—	—	—
Class C	—	—	(1,111)	(80)	—	— **
Class D	—	—	(159)	(5)	—	— **
Class R	—	—	—	—	—	—
Class P	—	—	(199)	— **	—	— **
Institutional Class	—	—	(1,648)	(966)	—	(1)
Administrative Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(312)	—	(8,293)	(3,106)	(26)	(1)

Fund Share Transactions:
Net proceeds from the sale of shares	285,885	147,158	183,323	31,282	3,114	2,120
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	279	—	6,604	2,885	26	1
Cost of shares redeemed	(142,659)	(116,274)	(71,013)	(4,904)	(1,690)	(9,609)
Net increase (decrease) from Fund share transactions	143,505	30,884	118,914	29,263	1,450	(7,488)
Fund Redemption Fees	— **	4	—	— **	—	—
Total Increase (Decrease) in Net Assets	176,415	(106,179)	114,469	24,429	2,206	(13,257)

Net Assets:
Beginning of year	453,949	560,128	47,050	22,621	3,965	17,222
End of year*	$630,364	$453,949	$161,519	$47,050	$6,171	$3,965
*Including undistributed (dividends in excess of) net investment income of:	$(41)	$(34)	$526	$13	$16	$20
**	Less than $500.

70	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

AGIC Opportunity		AGIC Systematic Growth			AGIC Target		NFJ All-Cap Value		NFJ Dividend Value

Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009		Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

$(2,546)	$(1,236)	$177	$215		$(3,808)	$(3,726)	$395	$615	$231,236	$252,454
40,479	(67,940)	2,756	(13,341)		58,816	(187,108)	491	(14,927)	157,185	(2,881,259)
—	4,008	—	—		—	5,160	—	—	—	50,151
—	—	—	—		—	—	—	—	—	2
(6,119)	13,858	586	258		5,101	(58,078)	3,153	3,211	496,465	(326,845)
31,814	(51,310)	3,519	(12,868)		60,109	(243,752)	4,039	(11,101)	884,886	(2,905,497)

—	—	(32)	(9)		—	—	(175)	(355)	(62,260)	(84,835)
—	—	— **	—	**	—	—	(35)	(91)	(2,067)	(5,035)
—	—	— **	—	**	—	—	(97)	(240)	(11,066)	(22,328)
—	—	(3)	—	**	—	—	(58)	(108)	(23,441)	(23,875)
—	—	—	—		—	—	—	—	(6,734)	(6,908)
—	—	— **	—	**	—	—	(21)	— **	(9,763)	(4,933)
—	—	(186)	(78)		—	—	(79)	(82)	(78,989)	(69,631)
—	—	— **	—	**	—	—	— **	(1)	(38,390)	(28,298)

—	—	—	—	**	—	(12,536)	—	—	—	(136,161)
—	—	—	—	**	—	(1,497)	—	—	—	(10,722)
—	—	—	—	**	—	(29,152)	—	—	—	(46,503)
—	—	—	—	**	—	(68)	—	—	—	(30,705)
—	—	—	—		—	—	—	—	—	(10,988)
—	—	—	—	**	—	(1)	—	—	—	(2,051)
—	—	—	—	**	—	(777)	—	—	—	(96,563)
—	—	—	—	**	—	(13)	—	—	—	(39,134)
—	—	(221)	(87)		—	(44,044)	(465)	(877)	(232,710)	(618,670)

113,591	53,706	11,470	33,355		14,663	32,050	6,145	10,459	1,870,041	4,308,279
—	—	1,037	—		—	—	—	—	—	—
—	—	216	86		—	34,767	386	725	208,302	532,964
(75,020)	(52,024)	(9,134)	(12,690)		(65,594)	(90,526)	(9,428)	(16,290)	(3,083,364)	(3,084,237)
38,571	1,682	3,589	20,751		(50,931)	(23,709)	(2,897)	(5,106)	(1,005,021)	1,757,006
— **	— **	—	—	**	—	3	—	2	1	213
70,385	(49,628)	6,887	7,796		9,178	(311,502)	677	(17,082)	(352,844)	(1,766,948)

197,313	246,941	32,329	24,533		282,836	594,338	16,499	33,581	6,102,247	7,869,195
$267,698	$197,313	$39,216	$32,329		$292,014	$282,836	$17,176	$16,499	$5,749,403	$6,102,247

$(17)	$(11)	$86	$129		$(36)	$1,184	$260	$332	$11,898	$13,369

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	71

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Large-Cap Value		NFJ Mid-Cap Value		NFJ Renaissance

	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$26,601	$23,280	$223	$285	$13,214	$9,415
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(70,029)	(401,825)	160	(5,437)	55,227	(405,471)
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Capital contribution from Affiliates (see Note 8)	—	—	—	—	—	—
Payments from Affiliates (see Note 10)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, foreign currency transactions and contingent receivable from Letter of Credit	189,391	(3,353)	1,640	864	87,277	12,122
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from investment operations	145,963	(381,898)	2,023	(4,288)	155,718	(383,934)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(5,407)	(6,794)	(148)	(159)	(5,281)	(5,859)
Class B	(675)	(1,032)	—	—	(1,459)	(642)
Class C	(1,455)	(2,177)	(34)	(72)	(2,454)	(1,886)
Class D	(11,539)	(4,371)	(5)	(7)	(136)	(157)
Class R	(196)	(240)	—	—	(225)	(250)
Class P	(298)	(197)	(12)	— **	—	—
Institutional Class	(6,137)	(6,854)	(10)	(41)	(265)	(443)
Administrative Class	(413)	(550)	—	—	(193)	(183)
Net realized capital gains
Class A	—	—	—	(159)	—	(41)
Class B	—	—	—	—	—	(23)
Class C	—	—	—	(105)	—	(32)
Class D	—	—	—	(6)	—	(1)
Class R	—	—	—	—	—	(2)
Class P	—	—	—	— **	—	—
Institutional Class	—	—	—	(39)	—	(3)
Administrative Class	—	—	—	—	—	(2)
Total Dividends and Distributions to Shareholders	(26,120)	(22,215)	(209)	(588)	(10,013)	(9,524)

Fund Share Transactions:
Net proceeds from the sale of shares	459,978	609,807	7,017	5,502	122,330	94,791
Issued in reorganization	—	350,086	—	—	—	—
Issued in reinvestment of dividends and distributions	23,850	18,910	169	457	8,548	8,119
Cost of shares redeemed	(540,101)	(587,419)	(5,783)	(5,734)	(280,117)	(351,777)
Net increase (decrease) from Fund share transactions	(56,273)	391,384	1,403	225	(149,239)	(248,867)
Fund Redemption Fees	— **	11	—	— **	— **	1
Total Increase (Decrease) in Net Assets	63,570	(12,718)	3,217	(4,651)	(3,534)	(642,324)

Net Assets:
Beginning of year	1,027,811	1,040,529	7,003	11,654	726,131	1,368,455
End of year*	$1,091,381	$1,027,811	$10,220	$7,003	$722,597	$726,131
*Including undistributed net investment income of:	$1,758	$1,226	$21	$11	$6,340	$4,915
**	Less than $500.

72	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

NFJ Small-Cap Value		RCM Large-Cap Growth		RCM Mid-Cap			RCM Strategic Growth

Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010		Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

$124,837	$96,998	$1,028	$2,248	$(123)		$52	$(76)	$(15)
172,222	(694,482)	(1,281)	(46,989)	8,348		(20,413)	454	(1,299)
5,103	(111,548)	—	—	—		—	—	—
—	50,433	—	—	—		—	—	—
—	—	24	—	—		—	— **	—
983,916	(462,136)	26,482	(46,709)	756		95	(3)	17
(7,047)	18,501	—	—	—		—	—	—
1,279,031	(1,102,234)	26,253	(91,450)	8,981		(20,266)	375	(1,297)

(37,851)	(26,946)	(157)	(129)	—	**	—	—	—
(1,312)	(533)	(1)	—	—	**	—	—	—
(5,352)	(3,018)	(1)	—	—	**	—	—	—
(3,547)	(1,672)	(87)	(40)	(2)		—	—	—
(1,239)	(844)	(2)	— **	—	**	—	—	—
(1,444)	— **	(16)	— **	—		—	—	—
(43,914)	(26,067)	(1,726)	(1,698)	(57)		—	—	—
(21,319)	(11,356)	(110)	(75)	—	**	—	—	—

—	(154,361)	—	(847)	—		(9)	—	—
—	(13,239)	—	(117)	—		(4)	—	—
—	(38,497)	—	(144)	—		(5)	—	—
—	(6,584)	—	(471)	—		(2)	—	—
—	(5,369)	—	(75)	—		— **	—	—
—	(1)	—	—	—		—	—	—
—	(121,856)	—	(5,032)	—		(170)	—	—
—	(60,906)	—	(328)	—		—	—	—
(115,978)	(471,249)	(2,100)	(8,956)	(59)		(190)	—	—

1,566,951	3,677,404	125,350	95,643	20,322		10,290	8,021	1,669
—	—	—	—	—		—	—	—
101,040	386,790	2,072	8,684	56		183	—	—
(2,046,074)	(1,589,927)	(102,995)	(141,280)	(18,290)		(22,597)	(4,527)	(1,089)
(378,083)	2,474,267	24,427	(36,953)	2,088		(12,124)	3,494	580
1	136	— **	11	—		— **	—	— **
784,971	900,920	48,580	(137,348)	11,010		(32,580)	3,869	(717)

5,201,110	4,300,190	333,446	470,794	41,720		74,300	5,377	6,094
$5,986,081	$5,201,110	$382,026	$333,446	$52,730		$41,720	$9,246	$5,377
$82,597	$70,758	$536	$1,608	$124		$42	$1	$1

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	73

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Growth:
Class A
6/30/2010	$21.15	$0.03	$2.05	$2.08	$(0.02)
6/30/2009	27.97	0.03	(6.85)	(6.82)	—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—
6/30/2007	22.63	(0.04)	5.63	5.59	—
6/30/2006	20.55	(0.04)	2.12	2.08	— (b)
Class B
6/30/2010	$17.41	$(0.11)	$1.67	$1.56	$— (b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	— (b)
Class C
6/30/2010	$17.41	$(0.11)	$1.68	$1.57	$— (b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—
Class D
6/30/2010	$18.69	$0.04	$1.80	$1.84	$(0.03)
6/30/2009	24.72	0.04	(6.07)	(6.03)	—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—
6/30/2007	20.00	(0.01)	4.95	4.94	—
6/30/2006	18.16	(0.03)	1.87	1.84	—
Class R
6/30/2010	$17.95	$(0.02)	$1.74	$1.72	$(0.02)
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
Class P
6/30/2010	$17.59	$0.09	$1.70	$1.79	$(0.04)
7/7/2008† - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—
Institutional Class
6/30/2010	$19.62	$0.12	$1.89	$2.01	$(0.04)
6/30/2009	25.84	0.11	(6.33)	(6.22)	—
6/30/2008	25.97	0.08	(0.21)	(0.13)	—
6/30/2007	20.74	0.06	5.17	5.23	—
6/30/2006	18.76	0.04	1.94	1.98	—
Administrative Class
6/30/2010	$19.04	$0.06	$1.84	$1.90	$(0.03)
6/30/2009	25.14	0.09	(6.19)	(6.10)	—
6/30/2008	25.33	— (b)	(0.19)	(0.19)	—
6/30/2007	20.28	— (b)	5.05	5.05	—
6/30/2006	18.39	(0.01)	1.90	1.89	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.

74	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	(c)	$23.21		9.81%		$352,728	1.16%	0.14%	111%
—	(c)	21.15	(e)	(24.38	)(e)	177,764	1.17	0.14	143
—	(c)	27.97		(0.89)		229,549	1.16	(0.13)	116
—	(c)	28.22	(d)	24.70	(d)	107,105	1.16	(0.15)	79
—	(c)	22.63		10.12		82,137	1.17	(0.18)	115

$—	(c)	$18.97		8.96%		$12,385	1.91%	(0.56)%	111%
—	(c)	17.41	(f)	(24.96	)(f)	15,507	1.92	(0.63)	143
—	(c)	23.20		(1.61)		24,803	1.91	(0.92)	116
—	(c)	23.58	(d)	23.78	(d)	25,740	1.91	(0.91)	79
—	(c)	19.05		9.29		28,831	1.92	(0.93)	115

$—	(c)	$18.98		9.02%		$179,160	1.91%	(0.56)%	111%
—	(c)	17.41	(f)	(24.96	)(f)	182,278	1.92	(0.62)	143
—	(c)	23.20		(1.61)		277,937	1.91	(0.93)	116
—	(c)	23.58	(d)	23.78	(d)	425,999	1.91	(0.91)	79
—	(c)	19.05		9.29		411,731	1.92	(0.93)	115

$—	(c)	$20.50		9.83%		$8,704	1.16%	0.19%	111%
—	(c)	18.69	(g)	(24.39	)(g)	11,562	1.16	0.23	143
—	(c)	24.72		(0.88)		3,293	1.16	(0.18)	116
—		24.94	(d)	24.76	(d)	9,104	1.16	(0.03)	79
—	(c)	20.00		10.08		431	1.17	(0.18)	115

$—	(c)	$19.65		9.59%		$14,637	1.41%	(0.08)%	111%
—	(c)	17.95	(h)	(24.61	)(h)	9,830	1.40	(0.06)	143
—	(c)	23.81		(1.12)		2,061	1.41	(0.41)	116
—	(c)	24.08	(d)	24.38	(d)	1,663	1.41	(0.39)	79
—	(c)	19.36		9.88		769	1.42	(0.43)	115

$—	(c)	$19.34		10.15%		$6,715	0.89%	0.45%	111%
—	(c)	17.59	(i)	(22.58	)(i)	5,945	0.85 *	0.63 *	143

$—	(c)	$21.59		10.22%		$45,456	0.80%	0.55%	111%
—	(c)	19.62	(j)	(24.10	)(j)	43,143	0.76	0.58	143
—	(c)	25.84		(0.46)		22,420	0.76	0.32	116
—	(c)	25.97	(d)	25.22	(d)	7,355	0.76	0.25	79
—	(c)	20.74		10.55		5,651	0.77	0.22	115

$—	(c)	$20.91		9.95%		$10,579	1.05%	0.29%	111%
—	(c)	19.04	(k)	(24.26	)(k)	7,920	1.01	0.50	143
—	(c)	25.14		(0.75)		65	1.01	(0.02)	116
—	(c)	25.33	(d)	24.90	(d)	86	1.01	— (l)	79
—	(c)	20.28		10.28		101	1.02	(0.03)	115
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.
(l)	Less than (0.005)%

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Income & Growth:
Class A
6/30/2010	$10.22	$0.44	$1.48	$1.92	$(0.40)	$(0.64)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)
Class C
6/30/2010	$10.14	$0.35	$1.48	$1.83	$(0.40)	$(0.64)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)
Class D
6/30/2010	$10.27	$0.44	$1.49	$1.93	$(0.43)	$(0.64)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)
Class P
6/30/2010	$10.27	$0.47	$1.49	$1.96	$(0.45)	$(0.64)
7/7/2008† - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)
Institutional Class
6/30/2010	$10.27	$0.48	$1.49	$1.97	$(0.44)	$(0.64)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.25	0.56	0.81	(0.21)	(0.03)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.

76	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$(1.04)	$—		$11.10	18.87%	$79,686	1.32%		3.75%		186%
(1.44)	—	(b)	10.22	(14.38)	13,246	1.30		4.99		159
(1.33)	—		13.87	(2.46)	1,176	1.31		4.97		152
(0.25)	—		15.54	5.19	246	1.33	*	5.40	*	127

$(1.04)	$—		$10.93	17.90%	$40,389	2.06%		3.01%		186%
(1.38)	—	(b)	10.14	(14.97)	4,416	2.05		4.47		159
(1.23)	—		13.82	(3.21)	808	2.06		4.25		152
(0.24)	—		15.51	4.94	195	2.06	*	5.27	*	127

$(1.07)	$—		$11.13	18.84%	$4,103	1.32%		3.76%		186%
(1.44)	—	(b)	10.27	(14.36)	491	1.28		4.56		159
(1.26)	—		13.95	2.35	11	1.31		4.79		152
(0.23)	—	(b)	15.55	5.08	15	1.31	*(c)	4.52	*	127

$(1.09)	$—		$11.14	19.11%	$12,979	1.07%		4.01%		186%
(1.46)	—		10.27	(12.86)	44	1.01	*	5.73	*	159

$(1.08)	$—		$11.16	19.26%	$24,362	0.96%		4.13%		186%
(1.47)	—	(b)	10.27	(14.03)	28,853	0.92		5.68		159
(1.35)	—		13.93	(2.03)	20,626	0.92		5.22		152
(0.24)	—		15.57	5.29	21,080	0.91	*(d)	4.94	*	127

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Mid-Cap Growth:
Class A
6/30/2010	$8.33	$0.02	$1.63	$1.65	$(0.05)
6/30/2009	11.87	0.01	(3.55)	(3.54)	—
7/30/2007† - 06/30/2008	12.55	(0.03)	(0.41)	(0.44)	—
Class C
6/30/2010	$8.21	$(0.05)	$1.61	$1.56	$— (b)
6/30/2009	11.79	(0.05)	(3.53)	(3.58)	—
7/30/2007† - 06/30/2008	12.55	(0.12)	(0.40)	(0.52)	—
Class D
6/30/2010	$8.33	$0.03	$1.63	$1.66	$(0.06)
6/30/2009	11.87	0.02	(3.56)	(3.54)	—
7/30/2007† - 6/30/2008	12.55	(0.04)	(0.40)	(0.44)	—
Class P
6/30/2010	$8.38	$0.04	$1.65	$1.69	$(0.04)
7/7/2008† - 6/30/2009	11.33	0.02	(2.97)	(2.95)	—
Institutional Class
6/30/2010	$8.39	$0.05	$1.65	$1.70	$(0.05)
6/30/2009	11.91	0.02	(3.54)	(3.52)	—
7/30/2007† - 6/30/2008	14.37	0.01	(2.23)	(2.22)	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.

78	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$(0.05)	$9.93	19.77%	$1,015	1.32%		0.20%	153%
—	(b)	— (b)	8.33	(29.81)	237	1.36		0.12	127
(0.24)		(0.24)	11.87	(3.62)	104	1.37	*	(0.27)*	215

$—		$— (b)	$9.77	19.00%	$516	2.07%		(0.50)%	153%
—	(b)	— (b)	8.21	(30.35)	174	2.10		(0.65)	127
(0.24)		(0.24)	11.79	(4.27)	10	2.10	*	(1.08)*	215

$—		$(0.06)	$9.93	19.87%	$333	1.32%		0.25%	153%
—	(b)	— (b)	8.33	(29.81)	38	1.34		0.24	127
(0.24)		(0.24)	11.87	(3.62)	14	1.35	*	(0.32)*	215

$—		$(0.04)	$10.03	20.20%	$9	1.06%		0.39%	153%
—	(b)	— (b)	8.38	(26.03)	7	1.08	*	0.29 *	127

$—		$(0.05)	$10.04	20.23%	$4,298	0.97%		0.48%	153%
—	(b)	— (b)	8.39	(29.54)	3,509	0.98		0.26	127
(0.24)		(0.24)	11.91	(5.94)	17,094	1.09	*	0.05 *	215

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Opportunity:
Class A
6/30/2010	$18.85	$(0.20)	$3.47	$3.27	$—
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—
Class B
6/30/2010	$14.04	$(0.27)	$2.58	$2.31	$—
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—
Class C
6/30/2010	$14.03	$(0.28)	$2.59	$2.31	$—
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—
Class D
6/30/2010	$14.32	$(0.15)	$2.62	$2.47	$—
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	(3.25)
1/12/2007† - 6/30/2007	22.36	(0.10)	2.23	2.13	—
Class R
11/02/2009† - 6/30/2010	$14.80	$(0.14)	$1.73	$1.59	$—
Class P
6/30/2010	$14.18	$(0.11)	$2.62	$2.51	$—
7/7/2008† - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—
Institutional Class
6/30/2010	$15.99	$(0.11)	$2.95	$2.84	$—
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	—
Administrative Class
6/30/2010	$15.61	$(0.15)	$2.88	$2.73	$—
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.45 and 14.68%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 13.81%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.16 and 13.75%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.82 and 15.13%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.53 and 14.87%, respectively.

80	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—	(b)	$22.12		17.35%		$74,413	1.31%	1.31%	(0.90)%	129%
—	(b)	18.85(h	)	(17.32	)(h)	57,700	1.31	1.32	(0.57)	199
—	(b)	22.81		(18.02)		74,282	1.31	1.31	(0.57)	199
—	(b)	31.20		24.85		69,160	1.32	1.32	(1.00)	148
—	(b)	25.47	(c)	14.78	(c)	55,768	1.32	1.32	(1.02)	171

$—	(b)	$16.35		16.45%		$4,842	2.06%	2.06%	(1.66)%	129%
—	(b)	14.04	(i)	(17.89	)(i)	5,097	2.06	2.07	(1.31)	199
—	(b)	17.11		(18.65)		8,960	2.06	2.06	(1.32)	199
—	(b)	24.42		23.91		17,107	2.07	2.07	(1.76)	148
—	(b)	20.19	(d)	13.94	(d)	19,062	2.07	2.07	(1.77)	171

$—	(b)	$16.34		16.46%		$67,482	2.06%	2.06%	(1.66)%	129%
—	(b)	14.03	(j)	(17.95	)(j)	61,152	2.06	2.07	(1.32)	199
—	(b)	17.10		(18.64)		83,843	2.06	2.06	(1.32)	199
—	(b)	24.42		23.97		147,960	2.07	2.07	(1.75)	148
—	(b)	20.18	(e)	13.88	(e)	139,516	2.07	2.07	(1.77)	171

$—	(b)	$16.79		17.25%		$998	1.31%	1.31%	(0.89)%	129%
—	(b)	14.32	(k)	(17.23	)(k)	562	1.30	1.31	(0.78)	199
—	(b)	17.31		(18.02)		53	1.31	1.31	(0.30)	199
—	(b)	24.49		24.84		13	1.32 *	1.32 *	(0.92)*	148

$—		$16.39		10.74%		$20	1.56%*	1.56%*	(1.21)%*	129%

$—	(b)	$16.69		17.70%		$2,627	1.05%	1.05%	(0.63)%	129%
—	(b)	14.18	(l)	(13.69	)(l)	876	0.99 *	1.00 *	(0.53)*	199

$—	(b)	$18.83		17.76%		$115,280	0.95%	0.95%	(0.56)%	129%
—	(b)	15.99	(m)	(16.94	)(m)	71,702	0.91	0.92	(0.18)	199
—	(b)	19.26		(17.73)		79,635	0.91	0.91	(0.20)	199
—	(b)	26.78		25.37		26,598	0.92	0.92	(0.62)	148
—	(b)	21.84	(f)	15.25	(f)	38,377	0.92	0.92	(0.62)	171

$—	(b)	$18.34		17.49%		$2,036	1.21%	1.21%	(0.77)%	129%
—	(b)	15.61	(n)	(17.19	)(n)	224	1.16	1.17	(0.45)	199
—	(b)	18.85		(17.88)		168	1.16	1.16	(0.40)	199
—	(b)	26.34		25.01		130	1.17	1.17	(0.90)	148
—	(b)	21.55	(g)	15.00	(g)	2,904	1.17	1.17	(0.87)	171
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(l)	Capital contribution from Affiliate increased the end of period net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	81

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Systematic Growth:
Class A
6/30/2010	$10.02	$0.04	$1.05	$1.09	$(0.05)	$—
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)	— (b)
6/30/2008	15.20	— (c)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)
Class B
6/30/2010	$9.48	$(0.04)	$0.98	$0.94	$— (b)	$—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—	(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)
Class C
6/30/2010	$9.48	$(0.04)	$0.99	$0.95	$— (b)	$—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—	(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)
Class D
6/30/2010	$10.02	$0.04	$1.06	$1.10	$(0.06)	$—
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (b)	— (b)
6/30/2008	15.18	— (c)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.88	0.02	2.62	2.64	—	(0.34)
6/30/2006	12.72	0.01	1.16	1.17	—	(1.01)
Class P
6/30/2010	$10.28	$0.07	$1.09	$1.16	$(0.09)	$—
7/7/2008† - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)	— (b)
Institutional Class
6/30/2010	$10.29	$0.08	$1.08	$1.16	$(0.09)	$—
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)	— (b)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—	(0.33)
6/30/2007	13.12	0.07	2.69	2.76	—	(0.34)
6/30/2006	12.89	0.06	1.18	1.24	—	(1.01)
Administrative Class
6/30/2010	$10.13	$0.05	$1.07	$1.12	$(0.07)	$—
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)	— (b)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—	(0.33)
6/30/2007	12.98	0.04	2.65	2.69	—	(0.34)
6/30/2006	12.79	0.03	1.17	1.20	—	(1.01)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

82	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.05)	$—		$11.06	10.85%	$6,156	1.17%		0.35%	135%
(0.01)	—	(c)	10.02	(28.78)	6,453	1.18		0.64	138
(0.33)	—	(c)	14.09	(5.41)	9,115	1.17		0.03	105
(0.34)	—	(c)	15.20	20.79	9,411	1.17		0.12	168
(1.01)	—	(c)	12.89	9.46	945	1.16	(d)	0.07	152

$— (b)	$—		$10.42	9.92%	$2,395	1.92%		(0.40)%	135%
— (b)	—	(c)	9.48	(29.30)	3,481	1.93		(0.12)	138
(0.33)	—	(c)	13.41	(6.12)	7,634	1.92		(0.71)	105
(0.34)	—	(c)	14.59	19.96	6,483	1.93		(0.65)	168
(1.01)	—	(c)	12.47	8.50	1,560	1.91	(e)	(0.68)	152

$— (b)	$—		$10.43	10.02%	$3,131	1.92%		(0.41)%	135%
— (b)	—	(c)	9.48	(29.30)	3,257	1.93		(0.12)	138
(0.33)	—	(c)	13.41	(6.05)	6,161	1.92		(0.73)	105
(0.34)	—	(c)	14.58	19.88	6,923	1.93		(0.69)	168
(1.01)	—	(c)	12.47	8.60	918	1.91	(e)	(0.65)	152

$(0.06)	$—		$11.06	10.90%	$537	1.17%		0.35%	135%
— (b)	—	(c)	10.02	(28.78)	507	1.18		0.64	138
(0.33)	—	(c)	14.07	(5.41)	910	1.17		0.03	105
(0.34)	—	(c)	15.18	20.73	1,019	1.17		0.12	168
(1.01)	—	(c)	12.88	9.37	17	1.16	(d)	0.09	152

$(0.09)	$—		$11.35	11.19%	$36	0.90%		0.58%	135%
(0.05)	—	(c)	10.28	(27.37)	24	0.88	*	1.01 *	138

$(0.09)	$—		$11.36	11.22%	$26,948	0.80%		0.70%	135%
(0.05)	—	(c)	10.29	(28.50)	18,595	0.78		1.04	138
(0.33)	—	(c)	14.47	(5.02)	696	0.77		0.43	105
(0.34)	—	(c)	15.54	21.27	688	0.78		0.51	168
(1.01)	—	(c)	13.12	9.81	567	0.76	(f)	0.43	152

$(0.07)	$—		$11.18	10.97%	$13	1.05%		0.46%	135%
(0.02)	—	(c)	10.13	(28.68)	12	1.03		0.79	138
(0.33)	—	(c)	14.24	(5.23)	17	1.01		0.18	105
(0.34)	—	(c)	15.33	20.96	18	1.03		0.26	168
(1.01)	—	(c)	12.98	9.56	15	1.01	(g)	0.22	152
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	83

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Target:
Class A
6/30/2010	$11.66	$(0.10)	$2.59	$2.49	$—
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
Class B
6/30/2010	$9.35	$(0.17)	$2.09	$1.92	$—
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.55	(0.25)	1.74	1.49	—
Class C
6/30/2010	$9.35	$(0.17)	$2.08	$1.91	$—
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.54	(0.25)	1.75	1.50	—
Class D
6/30/2010	$11.66	$(0.10)	$2.60	$2.50	$—
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
Class P
6/30/2010	$11.69	$(0.06)	$2.60	$2.54	$—
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)
Institutional Class
6/30/2010	$12.18	$(0.05)	$2.71	$2.66	$—
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—
6/30/2006	18.18	(0.07)	2.06	1.99	—
Administrative Class
6/30/2010	$11.97	$(0.09)	$2.66	$2.57	$—
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—
6/30/2006	18.10	(0.12)	2.04	1.92	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.56%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.63%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 10.87%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.01 and 10.53%, respectively.

84	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Turnover Portfolio

$—		$14.15		21.35%		$97,184	1.21%	1.21%	(0.69)%	121%
—	(b)	11.66	(i)	(40.24	) (i)	93,101	1.21	1.22	(0.62)	130
—	(b)	23.01		1.27		182,525	1.21	1.21	(0.57)	122
—	(b)	24.98		26.74		175,023	1.21	1.21	(0.55)	114
—	(b)	19.71	(c)	10.48	(c)	169,007	1.22	1.22	(0.75)	134

$—		$11.27		20.53%		$5,884	1.96%	1.96%	(1.43)%	121%
—	(b)	9.35	(j)	(40.71	) (j)	7,993	1.97	1.97	(1.40)	130
—	(b)	19.28		0.55		25,133	1.96	1.96	(1.36)	122
—	(b)	21.44		25.82		50,506	1.96	1.96	(1.31)	114
—	(b)	17.04	(d)	9.58	(d)	62,324	1.97	1.97	(1.50)	134

$—		$11.26		20.43%		$182,245	1.96%	1.96%	(1.44)%	121%
—	(b)	9.35	(k)	(40.68	) (k)	175,813	1.97	1.97	(1.38)	130
—	(b)	19.28		0.50		373,169	1.96	1.96	(1.33)	122
—	(b)	21.44		25.82		432,836	1.96	1.96	(1.30)	114
—	(b)	17.04	(e)	9.65	(e)	422,314	1.97	1.97	(1.50)	134

$—		$14.16		21.44%		$531	1.21%	1.21%	(0.67)%	121%
—	(b)	11.66	(l)	(40.27	) (l)	568	1.22	1.22	(0.64)	130
—	(b)	23.02		1.32		1,398	1.21	1.21	(0.53)	122
—	(b)	24.98		26.74		1,064	1.21	1.21	(0.56)	114
—	(b)	19.71	(f)	10.48	(f)	1,131	1.22	1.22	(0.75)	134

$—		$14.23		21.73%		$1,597	0.95%	0.95%	(0.44)%	121%
—	(b)	11.69	(m)	(37.12	) (m)	1,127	0.89 *	0.90 *	(0.24)*	130

$—		$14.84		21.84%		$4,535	0.85%	0.85%	(0.33)%	121%
—	(b)	12.18	(n)	(40.02	) (n)	4,122	0.81	0.82	(0.24)	130
—	(b)	23.80		1.73		11,980	0.81	0.81	(0.16)	122
—	(b)	25.66		27.23		9,857	0.81	0.81	(0.14)	114
—	(b)	20.17	(g)	10.89	(g)	7,349	0.82	0.82	(0.36)	134

$—		$14.54		21.47%		$38	1.10%	1.10%	(0.58)%	121%
—	(b)	11.97	(o)	(40.16	) (o)	112	1.06	1.07	(0.45)	130
—	(b)	23.50		1.46		132	1.06	1.06	(0.44)	122
—	(b)	25.42		26.97		193	1.06	1.06	(0.41)	114
—	(b)	20.02	(h)	10.61	(h)	203	1.07	1.07	(0.60)	134
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.
(m)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $11.52 and (38.03)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	85

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ All-Cap Value:
Class A
6/30/2010	$6.97	$0.19	$1.46	$1.65	$(0.22)	$—
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)	—
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)	(4.52)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)
Class B
6/30/2010	$6.75	$0.12	$1.42	$1.54	$(0.16)	$—
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)	—
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
Class C
6/30/2010	$6.69	$0.12	$1.40	$1.52	$(0.16)	$—
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)	—
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
Class D
6/30/2010	$7.05	$0.19	$1.48	$1.67	$(0.22)	$—
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)	—
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)	(4.52)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)	(0.40)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)
Class P
6/30/2010	$7.12	$0.21	$1.49	$1.70	$(0.25)	$—
7/7/2008† - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)	—
Institutional Class
6/30/2010	$7.22	$0.22	$1.52	$1.74	$(0.25)	$—
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)	—
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)	(4.52)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)	(0.40)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)
Administrative Class
6/30/2010	$7.19	$0.21	$1.50	$1.71	$(0.23)	$—
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)	—
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)	(4.52)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)	(0.40)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

86	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$(0.22)	$—		$8.40	23.50%	$7,819	1.32%		2.21%	17%
(0.43)	—	(c)	6.97	(34.71)	5,612	1.33		3.27	71
(4.83)	—	(c)	11.35	(22.71)	9,301	1.31		2.31	47
(0.56)	—	(c)	20.03	18.76	8,636	1.33		1.36	122
(0.68)	—	(c)	17.36	14.70	4,452	1.32	(d)	0.90	55

$(0.16)	$—		$8.13	22.65%	$1,300	2.07%		1.39%	17%
(0.33)	—	(c)	6.75	(35.18)	1,682	2.08		2.54	71
(4.67)	—	(c)	10.93	(23.35)	3,483	2.06		1.45	47
(0.45)	—	(c)	19.45	17.89	6,174	2.08		0.60	122
(0.65)	—	(c)	16.90	13.78	4,515	2.07	(e)	0.15	55

$(0.16)	$—		$8.05	22.64%	$4,559	2.07%		1.41%	17%
(0.37)	—	(c)	6.69	(35.26)	4,366	2.08		2.57	71
(4.71)	—	(c)	10.91	(23.27)	6,571	2.06		1.51	47
(0.45)	—	(c)	19.45	17.86	8,359	2.08		0.61	122
(0.65)	—	(c)	16.90	13.78	5,727	2.07	(e)	0.14	55

$(0.22)	$—		$8.50	23.55%	$1,772	1.32%		2.15%	17%
(0.42)	—	(c)	7.05	(34.71)	1,794	1.33		3.26	71
(4.75)	—	(c)	11.44	(22.71)	3,722	1.31		2.13	47
(0.58)	—	(c)	20.06	18.69	9,566	1.33		1.33	122
(0.70)	—	(c)	17.41	14.74	2,947	1.32	(d)	0.80	55

$(0.25)	$—		$8.57	23.71%	$724	1.05%		2.41%	17%
(0.49)	—	(c)	7.12	(32.14)	711	0.99	*	5.56 *	71

$(0.25)	$—		$8.71	23.93%	$987	0.95%		2.48%	17%
(0.40)	—	(c)	7.22	(34.36)	2,322	0.93		3.38	71
(4.83)	—	(c)	11.62	(22.41)	10,486	0.91		2.73	47
(0.63)	—	(c)	20.32	19.14	11,196	0.92		1.69	122
(0.74)	—	(c)	17.61	15.13	32,059	0.91	(f)	1.29	55

$(0.23)	$—		$8.67	23.65%	$15	1.20%		2.31%	17%
(0.44)	—	(c)	7.19	(34.53)	12	1.18		3.47	71
(4.64)	—	(c)	11.67	(22.60)	18	1.16		2.37	47
(0.59)	—	(c)	20.21	18.86	24	1.18		1.50	122
(0.68)	—	(c)	17.52	14.90	20	1.16	(g)	1.03	55
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(e)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(f)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(g)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	87

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Dividend Value:
Class A
6/30/2010	$8.59	$0.35	$0.80	$1.15	$(0.35)	$—
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
Class B
6/30/2010	$8.59	$0.27	$0.80	$1.07	$(0.20)	$—
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
Class C
6/30/2010	$8.57	$0.27	$0.80	$1.07	$(0.21)	$—
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
Class D
6/30/2010	$8.61	$0.34	$0.82	$1.16	$(0.36)	$—
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)	(0.29)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)
Class R
6/30/2010	$8.56	$0.32	$0.81	$1.13	$(0.32)	$—
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)	(0.91)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)	(0.29)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)	(0.22)
Class P
6/30/2010	$8.66	$0.37	$0.82	$1.19	$(0.39)	$—
7/7/2008† - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)
Institutional Class
6/30/2010	$8.67	$0.39	$0.82	$1.21	$(0.42)	$—
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)	(0.63)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)	(0.29)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
Administrative Class
6/30/2010	$8.69	$0.37	$0.81	$1.18	$(0.38)	$—
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)	(0.63)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by less than 0.00%.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.

88	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$(0.35)	$—	(b)	$9.39		13.14%		$1,544,800	1.06%	3.47%	34%
(1.01)	—	(b)	8.59	(c)(d)	(34.68	)(c)(d)	1,734,204	1.05	3.88	43
(1.32)	—	(b)	14.62		(13.79)		3,195,287	1.04	2.48	49
(0.62)	—	(b)	18.33		23.78		3,480,442	1.05	2.25	29
(0.61)	—	(b)	15.35		16.73		1,002,333	1.10	2.50	26

$(0.20)	$—	(b)	$9.46		12.34%		$78,691	1.81%	2.68%	34%
(0.93)	—	(b)	8.59	(c)(e)	(35.17	)(c)(e)	122,648	1.80	3.02	43
(1.13)	—	(b)	14.61		(14.46)		308,543	1.79	1.68	49
(0.45)	—	(b)	18.25		22.80		485,664	1.80	1.50	29
(0.46)	—	(b)	15.25		15.94		279,643	1.85	1.77	26

$(0.21)	$—	(b)	$9.43		12.35%		$442,239	1.81%	2.70%	34%
(0.93)	—	(b)	8.57	(c)(f)	(35.15	)(c)(f)	574,133	1.80	3.07	43
(1.13)	—	(b)	14.58		(14.42)		1,214,757	1.79	1.69	49
(0.46)	—	(b)	18.21		22.81		1,747,103	1.80	1.50	29
(0.47)	—	(b)	15.23		15.84		712,851	1.85	1.77	26

$(0.36)	$—	(b)	$9.41		13.16%		$517,086	1.06%	3.43%	34%
(1.02)	—	(b)	8.61	(c)(g)	(34.67	)(c)(g)	700,909	1.05	4.26	43
(1.29)	—	(b)	14.66		(13.79)		376,899	1.04	2.40	49
(0.64)	—	(b)	18.34		23.75		698,390	1.05	2.25	29
(0.63)	—	(b)	15.38		16.72		78,984	1.10	2.42	26

$(0.32)	$—	(b)	$9.37		12.92%		$199,683	1.31%	3.23%	34%
(0.99)	—	(b)	8.56	(c)(h)	(34.85	)(c)(h)	189,770	1.30	3.73	43
(1.28)	—	(b)	14.58		(13.98)		225,295	1.29	2.27	49
(0.60)	—	(b)	18.28		23.46		156,435	1.30	2.01	29
(0.61)	—	(b)	15.33		16.44		18,988	1.35	2.16	26

$(0.39)	$—	(b)	$9.46		13.49%		$222,202	0.80%	3.72%	34%
(1.05)	—	(b)	8.66	(i)	(32.70	)(i)	325,300	0.77 *	4.91 *	43

$(0.42)	$—	(b)	$9.46		13.63%		$1,797,484	0.70%	3.85%	34%
(1.05)	—	(b)	8.67	(c)(j)	(34.42	)(c)(j)	1,699,111	0.67	4.37	43
(1.42)	—	(b)	14.74		(13.48)		1,802,701	0.67	2.86	49
(0.70)	—	(b)	18.51		24.20		1,693,928	0.67	2.62	29
(0.67)	—	(b)	15.51		17.21		349,151	0.71	2.89	26

$(0.38)	$—	(b)	$9.49		13.34%		$947,218	0.95%	3.62%	34%
(1.03)	—	(b)	8.69	(c)(k)	(34.62	)(c)(k)	756,172	0.92	4.13	43
(1.38)	—	(b)	14.78		(13.67)		745,713	0.92	2.68	49
(0.68)	—	(b)	18.55		23.91		408,959	0.91	2.33	29
(0.60)	—	(b)	15.56		16.89		9,904	0.95	2.24	26
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.54%. It the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	89

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Large-Cap Value:
Class A
6/30/2010	$10.46	$0.27	$1.15	$1.42	$(0.26)	$—
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)	—
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
Class B
6/30/2010	$10.41	$0.18	$1.13	$1.31	$(0.12)	$—
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
Class C
6/30/2010	$10.41	$0.18	$1.13	$1.31	$(0.13)	$—
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
Class D
6/30/2010	$10.47	$0.28	$1.14	$1.42	$(0.30)	$—
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)	—
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)
Class R
6/30/2010	$10.48	$0.24	$1.16	$1.40	$(0.21)	$—
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)	—
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)
1/10/2006† - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)	—
Class P
6/30/2010	$10.63	$0.31	$1.16	$1.47	$(0.31)	$—
7/7/2008† - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)	—
Institutional Class
6/30/2010	$10.51	$0.32	$1.16	$1.48	$(0.34)	$—
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)	—
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
Administrative Class
6/30/2010	$10.50	$0.28	$1.15	$1.43	$(0.26)	$—
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)	—
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

90	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)			Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$(0.26)	$	—(b	)	$11.62	13.37%	$220,368	1.11%	2.23%	26%
(0.28)		—(b	)	10.46	(35.79)	282,001	1.12	2.58	52
(0.62)		—(b	)	16.69	(16.65)	363,486	1.10	1.88	39
(0.68)		—(b	)	20.69	21.09	211,263	1.12	1.63	26
(0.66)		—(b	)	17.69	15.23	36,954	1.12	1.85	32

$(0.12)	$	—(b	)	$11.60	12.50%	$50,717	1.86%	1.47%	26%
(0.19)		—(b	)	10.41	(36.27)	78,213	1.86	1.94	52
(0.43)		—(b	)	16.62	(17.31)	34,073	1.85	1.09	39
(0.52)		—(b	)	20.56	20.16	42,013	1.87	0.84	26
(0.51)		—(b	)	17.56	14.41	22,939	1.87	1.12	32

$(0.13)	$	—(b	)	$11.59	12.48%	$120,375	1.86%	1.48%	26%
(0.19)		—(b	)	10.41	(36.28)	145,216	1.86	1.87	52
(0.44)		—(b	)	16.62	(17.26)	126,016	1.85	1.12	39
(0.53)		—(b	)	20.56	20.17	95,578	1.87	0.86	26
(0.50)		—(b	)	17.58	14.45	32,171	1.87	1.10	32

$(0.30)	$	—(b	)	$11.59	13.34%	$481,535	1.11%	2.26%	26%
(0.28)		—(b	)	10.47	(35.76)	244,284	1.11	2.67	52
(0.62)		—(b	)	16.71	(16.68)	129,506	1.10	1.89	39
(0.70)		—(b	)	20.72	21.08	71,678	1.11	1.64	26
(0.70)		—(b	)	17.73	15.22	6,128	1.17	1.79	32

$(0.21)	$	—(b	)	$11.67	13.17%	$10,627	1.36%	1.99%	26%
(0.24)		—(b	)	10.48	(35.97)	12,707	1.36	2.23	52
(0.61)		—(b	)	16.72	(16.88)	20,901	1.34	1.64	39
(0.67)		—(b	)	20.77	20.76	1,694	1.36	1.43	26
(0.10)		—(b	)	17.79	5.12	11	1.38 *	1.41 *	32

$(0.31)	$	—(b	)	$11.79	13.66%	$9,334	0.84%	2.49%	26%
(0.23)		—(b	)	10.63	(33.25)	16,652	0.79 *	2.52 *	52

$(0.34)	$	—(b	)	$11.65	13.86%	$185,043	0.74%	2.60%	26%
(0.32)		—(b	)	10.51	(35.55)	220,835	0.71	2.97	52
(0.71)		—(b	)	16.77	(16.35)	349,924	0.70	2.30	39
(0.75)		—(b	)	20.81	21.52	161,445	0.72	2.01	26
(0.75)		—(b	)	17.79	15.77	27,324	0.73	2.23	32

$(0.26)	$	—(b	)	$11.67	13.46%	$13,382	0.98%	2.33%	26%
(0.29)		—(b	)	10.50	(35.68)	27,903	0.97	2.80	52
(0.66)		—(b	)	16.75	(16.66)	16,623	0.95	1.96	39
(0.73)		—(b	)	20.80	18.52	77	0.97 *	1.73 *	26

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	91

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Mid-Cap Value:
Class A
6/30/2010	$8.40	$0.27	$2.30	$2.57	$(0.27)	$—
6/30/2009	13.49	0.32	(4.78)	(4.46)	(0.32)	(0.31)
6/30/2008	17.49	0.28	(3.36)	(3.08)	(0.29)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)
Class C
6/30/2010	$8.36	$0.18	$2.30	$2.48	$(0.13)	$—
6/30/2009	13.43	0.25	(4.76)	(4.51)	(0.25)	(0.31)
6/30/2008	17.42	0.18	(3.36)	(3.18)	(0.18)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
Class D
6/30/2010	$8.35	$0.26	$2.31	$2.57	$(0.26)	$—
6/30/2009	13.43	0.32	(4.76)	(4.44)	(0.33)	(0.31)
6/30/2008	17.46	0.30	(3.36)	(3.06)	(0.34)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)	(0.01)
Class P
6/30/2010	$8.41	$0.30	$2.30	$2.60	$(0.32)	$—
7/7/2008† - 6/30/2009	13.10	0.51	(4.54)	(4.03)	(0.35)	(0.31)
Institutional Class
6/30/2010	$8.41	$0.28	$2.34	$2.62	$(0.31)	$—
6/30/2009	13.51	0.36	(4.80)	(4.44)	(0.35)	(0.31)
6/30/2008	17.52	0.33	(3.35)	(3.02)	(0.36)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)	(0.01)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.53%.

92	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$(0.27)	$—		$10.70	30.43%	$6,800	1.27%		2.51%		52%
(0.63)	—	(b)	8.40	(32.84)	3,809	1.27		3.45		68
(0.92)	—	(b)	13.49	(18.09)	5,980	1.28		1.85		70
(0.35)	—		17.49	19.08	8,588	1.25	*	3.53	*	33

$(0.13)	$—		$10.71	29.61%	$2,647	2.02%		1.68%		52%
(0.56)	—	(b)	8.36	(33.34)	2,299	2.02		2.64		68
(0.81)	—	(b)	13.43	(18.74)	3,816	2.03		1.21		70
(0.30)	—		17.42	18.29	3,028	2.00	*	2.31	*	33

$(0.26)	$—		$10.66	30.61%	$212	1.27%		2.43%		52%
(0.64)	—	(b)	8.35	(32.87)	207	1.27		3.50		68
(0.97)	—	(b)	13.43	(18.08)	205	1.28		1.97		70
(0.37)	—	(b)	17.46	19.05	152	1.26	*(c)	2.03	*	34

$(0.32)	$—		$10.69	30.82%	$440	1.01%		2.76%		52%
(0.66)	—	(b)	8.41	(30.53)	232	0.95	*	5.83	*	68

$(0.31)	$—		$10.72	31.02%	$121	0.90%		2.72%		52%
(0.66)	—	(b)	8.41	(32.65)	456	0.87		3.76		68
(0.99)	—	(b)	13.51	(17.79)	1,653	0.88		2.07		70
(0.37)	—	(b)	17.52	19.48	4,940	0.86	*(d)	4.01	*	34

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	93

Financial Highlights  (Cont.)

For a Share Outstanding for the Year ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Renaissance:
Class A
6/30/2010	$11.22	$0.27	$2.20	$2.47	$(0.20)	$—
6/30/2009	15.92	0.17	(4.68)	(4.51)	(0.19)	— (b)
6/30/2008	22.53	0.15	(2.56)	(2.41)	(0.04)	(4.16)
6/30/2007	21.58	0.07	4.04	4.11	—	(3.16)
6/30/2006	24.30	0.06	1.45	1.51	—	(4.23)
Class B
6/30/2010	$9.83	$0.15	$1.92	$2.07	$(0.12)	$—
6/30/2009	13.85	0.07	(4.05)	(3.98)	(0.04)	— (b)
6/30/2008	20.25	— (c)	(2.24)	(2.24)	— (b)	(4.16)
6/30/2007	19.83	(0.08)	3.66	3.58	—	(3.16)
6/30/2006	22.80	(0.10)	1.36	1.26	—	(4.23)
Class C
6/30/2010	$9.67	$0.14	$1.89	$2.03	$(0.12)	$—
6/30/2009	13.69	0.07	(4.01)	(3.94)	(0.08)	— (b)
6/30/2008	20.06	— (c)	(2.21)	(2.21)	— (b)	(4.16)
6/30/2007	19.67	(0.08)	3.63	3.55	—	(3.16)
6/30/2006	22.66	(0.10)	1.34	1.24	—	(4.23)
Class D
6/30/2010	$11.30	$0.27	$2.22	$2.49	$(0.19)	$—
6/30/2009	15.99	0.17	(4.70)	(4.53)	(0.16)	— (b)
6/30/2008	22.61	0.15	(2.57)	(2.42)	(0.04)	(4.16)
6/30/2007	21.65	0.07	4.05	4.12	—	(3.16)
6/30/2006	24.37	0.06	1.45	1.51	—	(4.23)
Class R
6/30/2010	$10.00	$0.21	$1.96	$2.17	$(0.17)	$—
6/30/2009	14.21	0.13	(4.18)	(4.05)	(0.16)	— (b)
6/30/2008	20.60	0.09	(2.29)	(2.20)	(0.03)	(4.16)
6/30/2007	20.02	0.01	3.73	3.74	—	(3.16)
6/30/2006	22.88	0.01	1.36	1.37	—	(4.23)
Institutional Class
6/30/2010	$11.78	$0.34	$2.30	$2.64	$(0.23)	$—
6/30/2009	16.72	0.22	(4.91)	(4.69)	(0.25)	— (b)
6/30/2008	23.35	0.24	(2.68)	(2.44)	(0.03)	(4.16)
6/30/2007	22.19	0.16	4.16	4.32	—	(3.16)
6/30/2006	24.78	0.16	1.48	1.64	—	(4.23)
Administrative Class
6/30/2010	$11.50	$0.30	$2.24	$2.54	$(0.22)	$—
6/30/2009	16.23	0.20	(4.78)	(4.58)	(0.15)	— (b)
6/30/2008	22.89	0.18	(2.61)	(2.43)	(0.07)	(4.16)
6/30/2007	21.86	0.11	4.08	4.19	—	(3.16)
6/30/2006	24.53	0.09	1.47	1.56	—	(4.23)
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.55 and 6.14%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.80 and 5.38%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.64 and 5.32%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net aset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.

94	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.20)	$—	(c)	$13.49		21.95%		$399,876	1.26%		1.26%		1.99%	24%
(0.19)	—	(c)	11.22	(f)	(28.22	)(f)	324,938	1.21		1.22		1.46	201
(4.20)	—	(c)	15.92		(12.94)		536,274	1.19	(e)	1.19	(e)	0.78	82
(3.16)	—	(c)	22.53		20.30		757,708	1.23	(e)	1.23	(e)	0.32	112
(4.23)	—	(c)	21.58	(d)	6.28	(d)	946,613	1.25		1.25		0.28	85

$(0.12)	$—	(c)	$11.78		21.01%		$67,547	2.01%		2.01%		1.28%	24%
(0.04)	—	(c)	9.83	(h)	(28.72	)(h)	137,480	1.96		1.97		0.69	201
(4.16)	—	(c)	13.85		(13.60)		328,870	1.94	(e)	1.94	(e)	0.01	82
(3.16)	—	(c)	20.25		19.34		581,822	1.98	(e)	1.98	(e)	(0.43)	112
(4.23)	—	(c)	19.83	(g)	5.53	(g)	718,005	2.00		2.00		(0.46)	85

$(0.12)	$—	(c)	$11.58		21.02%		$209,921	2.01%		2.01%		1.25%	24%
(0.08)	—	(c)	9.67	(j)	(28.74	)(j)	207,823	1.96		1.97		0.71	201
(4.16)	—	(c)	13.69		(13.62)		389,634	1.94	(e)	1.94	(e)	0.02	82
(3.16)	—	(c)	20.06		19.40		621,339	1.98	(e)	1.98	(e)	(0.43)	112
(4.23)	—	(c)	19.67	(i)	5.47	(i)	752,734	2.00		2.00		(0.46)	85

$(0.19)	$—	(c)	$13.60		22.01%		$7,821	1.26%		1.26%		2.01%	24%
(0.16)	—	(c)	11.30	(l)	(28.22	)(l)	9,093	1.21		1.22		1.46	201
(4.20)	—	(c)	15.99		(12.97)		19,396	1.19	(e)	1.19	(e)	0.77	82
(3.16)	—	(c)	22.61		20.32		33,563	1.23	(e)	1.23	(e)	0.33	112
(4.23)	—	(c)	21.65	(k)	6.26	(k)	46,918	1.25		1.25		0.27	85

$(0.17)	$—	(c)	$12.00		21.73%		$13,304	1.51%		1.51%		1.75%	24%
(0.16)	—	(c)	10.00	(n)	(28.41	)(n)	14,099	1.46		1.47		1.21	201
(4.19)	—	(c)	14.21		(13.19)		25,561	1.44	(e)	1.44	(e)	0.54	82
(3.16)	—	(c)	20.60		20.06		33,816	1.48	(e)	1.48	(e)	0.07	112
(4.23)	—	(c)	20.02	(m)	6.03	(m)	37,856	1.50		1.50		0.05	85

$(0.23)	$—	(c)	$14.19		22.40%		$16,402	0.90%		0.90%		2.39%	24%
(0.25)	—	(c)	11.78	(p)	(27.90	)(p)	22,898	0.81		0.82		1.86	201
(4.19)	—	(c)	16.72		(12.60)		27,970	0.79	(e)	0.79	(e)	1.16	82
(3.16)	—	(c)	23.35		20.77		57,350	0.83	(e)	0.83	(e)	0.73	112
(4.23)	—	(c)	22.19	(o)	6.73	(o)	51,569	0.86		0.86		0.66	85

$(0.22)	$—	(c)	$13.82		22.10%		$7,726	1.15%		1.15%		2.17%	24%
(0.15)	—	(c)	11.50	(r)	(28.12	)(r)	9,800	1.06		1.07		1.57	201
(4.23)	—	(c)	16.23		(12.83)		40,749	1.04	(e)	1.04	(e)	0.89	82
(3.16)	—	(c)	22.89		20.46		80,521	1.08	(e)	1.08	(e)	0.48	112
(4.23)	—	(c)	21.86	(q)	6.45	(q)	127,136	1.11		1.11		0.40	85
(k)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.62 and 6.12%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(m)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.99 and 5.88%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(o)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $22.16 and 6.59%, respectively.
(p)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(q)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.83 and 6.31%, respectively.
(r)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	95

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Net Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Small-Cap Value:
Class A
6/30/2010	$19.25	$0.45	$4.26	$4.71	$(0.44)	$—
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
Class B
6/30/2010	$18.50	$0.27	$4.09	$4.36	$(0.27)	$—
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
Class C
6/30/2010	$18.44	$0.27	$4.08	$4.35	$(0.29)	$—
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
Class D
6/30/2010	$19.68	$0.47	$4.34	$4.81	$(0.43)	$—
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)	(2.52)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)
Class R
6/30/2010	$19.57	$0.40	$4.33	$4.73	$(0.23)	$—
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)	(2.99)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)	(2.52)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)	(2.47)
Class P
6/30/2010	$20.08	$0.54	$4.44	$4.98	$(0.52)	$—
7/7/2008† - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)
Institutional Class
6/30/2010	$20.13	$0.57	$4.45	$5.02	$(0.52)	$—
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)	(2.52)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
Administrative Class
6/30/2010	$19.24	$0.49	$4.25	$4.74	$(0.48)	$—
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.

96	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$(0.44)	$—	(b)	$23.52		24.53%		$2,048,233	1.20%	1.20%	1.94%	21%
(2.53)	—	(b)	19.25	(c)	(23.95	)(c)	1,808,029	1.22	1.23	2.20	33
(3.52)	—	(b)	28.92		(7.01)		1,690,712	1.22	1.22	1.35	33
(3.07)	—	(b)	34.77		21.25		1,961,925	1.22	1.22	2.38	27
(2.99)	—	(b)	31.47		14.50		1,745,770	1.25	1.25	1.97	32

$(0.27)	$—	(b)	$22.59		23.59%		$78,482	1.95%	1.95%	1.22%	21%
(2.27)	—	(b)	18.50	(d)	(24.53	)(d)	105,915	1.97	1.98	1.45	33
(3.27)	—	(b)	27.78		(7.71)		199,797	1.97	1.97	0.59	33
(2.85)	—	(b)	33.52		20.37		288,895	1.97	1.97	1.62	27
(2.75)	—	(b)	30.46		13.64		294,769	2.00	2.00	1.20	32

$(0.29)	$—	(b)	$22.50		23.63%		$378,443	1.95%	1.95%	1.20%	21%
(2.34)	—	(b)	18.44	(e)	(24.56	)(e)	370,755	1.97	1.98	1.45	33
(3.28)	—	(b)	27.81		(7.66)		475,710	1.97	1.97	0.60	33
(2.85)	—	(b)	33.56		20.32		592,171	1.97	1.97	1.62	27
(2.77)	—	(b)	30.49		13.68		579,280	2.00	2.00	1.21	32

$(0.43)	$—	(b)	$24.06		24.57%		$131,235	1.20%	1.20%	2.00%	21%
(2.61)	—	(b)	19.68	(f)	(23.95	)(f)	196,748	1.21	1.22	2.18	33
(3.50)	—	(b)	29.61		(7.01)		17,879	1.22	1.22	1.34	33
(3.07)	—	(b)	35.49		21.24		5,368	1.22	1.22	2.38	27
(2.96)	—	(b)	32.07		14.51		5,182	1.25	1.25	1.95	32

$(0.23)	$—	(b)	$24.07		24.23%		$137,095	1.45%	1.45%	1.69%	21%
(2.49)	—	(b)	19.57	(g)	(24.15	)(g)	95,431	1.47	1.47	1.93	33
(3.34)	—	(b)	29.37		(7.23)		51,498	1.47	1.47	1.11	33
(3.00)	—	(b)	35.15		20.93		76,297	1.47	1.47	2.17	27
(2.98)	—	(b)	31.80		14.24		46,876	1.51	1.51	1.81	32

$(0.52)	$—	(b)	$24.54		24.94%		$52,661	0.94%	0.94%	2.24%	21%
(2.63)	—	(b)	20.08	(h)	(19.76	)(h)	66,639	0.90 *	0.90 *	2.22 *	33

$(0.52)	$—	(b)	$24.63		25.03%		$2,090,160	0.80%	0.83%	2.34%	21%
(2.61)	—	(b)	20.13	(i)	(23.64	)(i)	1,780,607	0.82	0.83	2.60	33
(3.60)	—	(b)	30.08		(6.63)		1,198,175	0.82	0.82	1.75	33
(3.17)	—	(b)	35.97		21.71		962,528	0.82	0.82	2.82	27
(3.10)	—	(b)	32.44		15.00		653,254	0.86	0.86	2.40	32

$(0.48)	$—	(b)	$23.50		24.75%		$1,069,772	1.05%	1.08%	2.09%	21%
(2.55)	—	(b)	19.24	(j)	(23.85	)(j)	776,986	1.07	1.08	2.36	33
(3.64)	—	(b)	28.91		(6.84)		666,419	1.07	1.07	1.50	33
(3.11)	—	(b)	34.83		21.44		903,752	1.07	1.07	2.55	27
(3.04)	—	(b)	31.52		14.65		698,010	1.11	1.11	2.13	32
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(h)	Capital contribution from Affiliate increased the end of period net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	97

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Large-Cap Growth:
Class A
6/30/2010	$10.07	$— (c)	$0.80	$0.80	$(0.04)
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)
6/30/2006	12.68	— (c)	0.99	0.99	— (b)
Class B
6/30/2010	$9.61	$(0.08)	$0.76	$0.68	$— (b)
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—
6/30/2007	13.30	(0.09)	2.08	1.99	—
6/30/2006	12.44	(0.10)	0.96	0.86	— (b)
Class C
6/30/2010	$9.63	$(0.08)	$0.76	$0.68	$— (b)
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—
6/30/2007	13.33	(0.09)	2.07	1.98	—
6/30/2006	12.46	(0.10)	0.97	0.87	— (b)
Class D
6/30/2010	$10.06	$— (c)	$0.81	$0.81	$(0.04)
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)
6/30/2007	13.61	0.02	2.14	2.16	—
6/30/2006	12.63	— (c)	0.98	0.98	— (b)
Class R
6/30/2010	$10.05	$(0.03)	$0.81	$0.78	$(0.01)
6/30/2009	12.91	0.02	(2.66)	(2.64)	—
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—
6/30/2007	13.64	(0.02)	2.15	2.13	—
6/30/2006	12.69	(0.01)	0.96	0.95	— (b)
Class P
6/30/2010	$10.23	$0.03	$0.81	$0.84	$(0.07)
7/7/2008† - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)
Institutional Class
6/30/2010	$10.25	$0.05	$0.81	$0.86	$(0.07)
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)
6/30/2007	13.83	0.07	2.17	2.24	(0.04)
6/30/2006	12.82	0.06	1.00	1.06	(0.05)
Administrative Class
6/30/2010	$10.15	$0.02	$0.81	$0.83	$(0.06)
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)
6/30/2007	13.77	0.04	2.17	2.21	(0.02)
6/30/2006	12.77	0.02	0.99	1.01	(0.01)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than 0.005%.

98	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Distributions from Net Relized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(0.04)	$—	(c)	$10.83	(d)	7.90	%(d)	$49,858	1.11%	0.03%	45%
(0.22)	(0.25)	—	(c)	10.07		(19.87)		38,641	1.12	0.40	61
(1.20)	(1.23)	—	(c)	12.94		(6.81)		48,172	1.11	0.16	69
(0.74)	(0.78)	—	(c)	15.04		16.06		51,136	1.11	0.11	54
—	— (b)	—	(c)	13.67		7.82		56,247	1.12	0.01	74

$—	$— (b)	$—	(c)	$10.29	(d)	7.09	%(d)	$4,533	1.86%	(0.73)%	45%
(0.22)	(0.22)	—	(c)	9.61		(20.47)		4,714	1.87	(0.36)	61
(1.20)	(1.20)	—	(c)	12.41		(7.52)		8,012	1.86	(0.59)	69
(0.74)	(0.74)	—	(c)	14.55		15.30		10,770	1.86	(0.64)	54
—	— (b)	—	(c)	13.30		6.92		11,034	1.87	(0.73)	74

$—	$— (b)	$—	(c)	$10.31	(d)	7.08	%(d)	$8,145	1.86%	(0.72)%	45%
(0.22)	(0.22)	—	(c)	9.63		(20.50)		6,151	1.87	(0.35)	61
(1.20)	(1.20)	—	(c)	12.44		(7.44)		8,407	1.86	(0.59)	69
(0.74)	(0.74)	—	(c)	14.57		15.19		10,862	1.86	(0.64)	54
—	— (b)	—	(c)	13.33		6.99		10,312	1.87	(0.74)	74

$—	$(0.04)	$—	(c)	$10.83	(d)	7.91	%(d)	$32,173	1.11%	0.03%	45%
(0.22)	(0.24)	—	(c)	10.06		(19.88)		20,748	1.12	0.39	61
(1.20)	(1.23)	—	(c)	12.92		(6.77)		32,447	1.11	0.16	69
(0.74)	(0.74)	—	(c)	15.03		16.06		42,306	1.11	0.11	54
—	— (b)	—	(c)	13.61		7.77		53,819	1.12	— (e)	74

$—	$(0.01)	$—	(c)	$10.82	(d)	7.73	%(d)	$4,376	1.36%	(0.23)%	45%
(0.22)	(0.22)	—	(c)	10.05		(20.13)		3,980	1.37	0.16	61
(1.20)	(1.20)	—	(c)	12.91		(7.06)		4,668	1.36	(0.09)	69
(0.74)	(0.74)	—	(c)	15.03		15.88		4,916	1.36	(0.14)	54
—	— (b)	—	(c)	13.64		7.46		4,346	1.50	(0.06)	74

$—	$(0.07)	$—	(c)	$11.00	(d)	8.28	%(d)	$2,433	0.85%	0.29%	45%
(0.22)	(0.31)	—	(c)	10.23		(17.98)		2,216	0.81 *	0.84 *	61

$—	$(0.07)	$—	(c)	$11.04	(d)	8.26	%(d)	$246,783	0.75%	0.39%	45%
(0.22)	(0.29)	—	(c)	10.25		(19.53)		240,441	0.72	0.80	61
(1.20)	(1.28)	—	(c)	13.18		(6.47)		349,529	0.71	0.56	69
(0.74)	(0.78)	—	(c)	15.29		16.59		348,598	0.71	0.51	54
—	(0.05)	—	(c)	13.83		8.25		350,125	0.72	0.41	74

$—	$(0.06)	$—	(c)	$10.92	(d)	8.10	%(d)	$33,725	1.00%	0.14%	45%
(0.22)	(0.27)	—	(c)	10.15		(19.78)		16,555	0.97	0.56	61
(1.20)	(1.31)	—	(c)	13.05		(6.69)		19,559	0.96	0.28	69
(0.74)	(0.76)	—	(c)	15.22		16.37		65,777	0.96	0.26	54
—	(0.01)	—	(c)	13.77		7.94		63,534	0.97	0.15	74

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	99

Financial Highlights  (Cont.)

For a Share Outstanding for the Year ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Mid-Cap:
Class A
6/30/2010	$1.95	$(0.01)	$0.42	$0.41	$—	(b)
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—
6/30/2007	2.89	(0.01)	0.57	0.56	—
6/30/2006	2.58	(0.02)	0.33	0.31	—
Class B
6/30/2010	$1.86	$(0.03)	$0.40	$0.37	$—	(b)
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—
6/30/2007	2.83	(0.03)	0.56	0.53	—
6/30/2006	2.55	(0.04)	0.32	0.28	—
Class C
6/30/2010	$1.85	$(0.03)	$0.40	$0.37	$—	(b)
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—
6/30/2007	2.82	(0.03)	0.56	0.53	—
6/30/2006	2.54	(0.04)	0.32	0.28	—
Class D
6/30/2010	$1.98	$(0.01)	$0.42	$0.41	$—	(b)
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—
6/30/2007	2.92	(0.01)	0.58	0.57	—
6/30/2006	2.61	(0.02)	0.33	0.31	—
Class R
6/30/2010	$1.97	$(0.02)	$0.43	$0.41	$—	(b)
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—
6/30/2007	2.92	(0.02)	0.59	0.57	—
6/30/2006	2.62	(0.02)	0.32	0.30	—
Institutional Class
6/30/2010	$2.07	— (b)	$0.44	$0.44	$—	(b)
6/30/2009	2.81	— (c)	(0.73)	(0.73)	—
6/30/2008	3.01	— (c)	(0.17)	(0.17)	—
6/30/2007	2.99	— (b)	0.60	0.60	—
6/30/2006	2.67	— (b)	0.32	0.32	—
Administrative Class
6/30/2010	$2.01	$(0.01)	$0.43	$0.42	$—	(b)
6/30/2009	2.74	— (b)	(0.72)	(0.72)	—
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—
6/30/2007	2.94	(0.01)	0.59	0.58	—
6/30/2006	2.64	(0.01)	0.31	0.30	—
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.87 and 11.38%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.80 and 10.37%, respectively.

100	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Distributions from Net Relized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$— (b)	$—		$2.36		21.03%	$5,496	1.14%	(0.46)%	110%
(0.01)	(0.01)	—	(c)	1.95		(26.34)	2,608	1.14	(0.20)	139
(0.03)	(0.03)	—	(c)	2.67		(6.40)	3,146	1.13	(0.35)	107
(0.58)	(0.58)	—	(c)	2.87		21.69	3,640	1.17	(0.49)	102
—	—	—	(c)	2.89	(d)	12.02 (d)	4,046	1.15	(0.52)	161

$—	$— (b)	$—		$2.23		19.90%	$1,950	1.89%	(1.19)%	110%
(0.01)	(0.01)	—	(c)	1.86		(26.98)	1,260	1.89	(0.96)	139
(0.03)	(0.03)	—	(c)	2.56		(6.97)	1,913	1.89	(1.11)	107
(0.58)	(0.58)	—	(c)	2.78		21.08	2,412	1.92	(1.24)	102
—	—	—	(c)	2.83	(e)	10.98 (e)	2,655	1.90	(1.26)	161

$—	$— (b)	$—		$2.22		20.01%	$2,964	1.89%	(1.19)%	110%
(0.01)	(0.01)	—	(c)	1.85		(27.09)	2,042	1.88	(0.95)	139
(0.03)	(0.03)	—	(c)	2.55		(6.99)	2,264	1.89	(1.11)	107
(0.58)	(0.58)	—	(c)	2.77		21.17	2,764	1.92	(1.25)	102
—	—	—	(c)	2.82	(f)	11.02 (f)	3,483	1.90	(1.26)	161

$—	$— (b)	$—		$2.39		20.80%	$1,421	1.14%	(0.43)%	110%
(0.01)	(0.01)	—	(c)	1.98		(26.32)	638	1.14	(0.21)	139
(0.03)	(0.03)	—	(c)	2.70		(6.31)	927	1.13	(0.35)	107
(0.58)	(0.58)	—	(c)	2.91		21.86	973	1.17	(0.49)	102
—	—	—	(c)	2.92	(g)	11.88 (g)	1,088	1.15	(0.52)	161

$—	$— (b)	$—		$2.38		20.41%	$619	1.38%	(0.68)%	110%
(0.01)	(0.01)	—	(c)	1.97		(26.42)	76	1.38	(0.36)	139
(0.03)	(0.03)	—	(c)	2.69		(6.66)	24	1.39	(0.73)	107
(0.58)	(0.58)	—	(c)	2.91		21.86	231	1.38	(0.70)	102
—	—	—	(c)	2.92	(h)	11.45 (h)	185	1.40	(0.78)	161

$—	$— (b)	$—		$2.51		20.93%	$40,206	0.78%	(0.08)%	110%
(0.01)	(0.01)	—	(c)	2.07		(26.00)	35,085	0.74	0.19	139
(0.03)	(0.03)	—	(c)	2.81		(6.08)	64,922	0.73	0.05	107
(0.58)	(0.58)	—	(c)	3.01		22.75	74,623	0.77	(0.10)	102
—	—	—	(c)	2.99	(i)	11.99 (i)	101,757	0.75	(0.13)	161

$—	$— (b)	$—		$2.43		20.92%	$74	1.03%	(0.28)%	110%
(0.01)	(0.01)	—	(c)	2.01		(26.30)	11	0.99	(0.16)	139
(0.03)	(0.03)	—	(c)	2.74		(6.23)	1,104	0.98	(0.20)	107
(0.58)	(0.58)	—	(c)	2.94		22.44	1,272	1.02	(0.32)	102
—	—	—	(c)	2.94	(j)	11.36 (j)	470	1.04	(0.42)	161
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.90 and 11.25%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.90 and 10.82%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.97 and 11.37%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.92 and 10.74%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Strategic Growth:
Class A
6/30/2010	$12.34	$(0.12)	$1.19	$1.07	$—
6/30/2009	15.65	(0.06)	(3.25)	(3.31)	—
6/30/2008	16.18	(0.12)	0.10	(0.02)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
Class C
6/30/2010	$12.04	$(0.22)	$1.16	$0.94	$—
6/30/2009	15.37	(0.15)	(3.18)	(3.33)	—
6/30/2008	16.02	(0.24)	0.10	(0.14)	(0.51)
6/30/2007	13.53	(0.16)	2.65	2.49	—
3/31/2006† - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—
Class D
6/30/2010	$12.33	$(0.11)	$1.18	$1.07	$—
6/30/2009	15.64	(0.05)	(3.26)	(3.31)	—
6/30/2008	16.18	(0.12)	0.09	(0.03)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
Class P
6/30/2010	$12.48	$(0.08)	$1.19	$1.11	$—
7/7/2008† - 6/30/2009	15.32	(0.02)	(2.82)	(2.84)	—
Institutional Class
6/30/2010	$12.49	$(0.06)	$1.20	$1.14	$—
6/30/2009	15.79	(0.01)	(3.29)	(3.30)	—
6/30/2008	16.26	(0.05)	0.09	0.04	(0.51)
6/30/2007	13.57	— (b)	2.69	2.69	—
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—
Administrative Class
6/30/2010	$12.39	$(0.11)	$1.20	$1.09	$—
6/30/2009	15.70	(0.04)	(3.27)	(3.31)	—
6/30/2008	16.21	(0.09)	0.09	—	(0.51)
6/30/2007	13.56	(0.03)	2.68	2.65	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

102	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$13.41	(c)	8.67	%(c)	$3,816	1.71%		(0.82)%	102%
—	(b)	12.34		(21.15)		2,051	1.71		(0.51)	139
—		15.65		(0.46)		2,273	1.80		(0.72)	107
—		16.18		19.23		810	1.69		(0.37)	177
—		13.56		(9.53)		403	1.64	*	(0.44)*	113

$—		$12.98	(c)	7.89	%(c)	$1,583	2.46%		(1.57)%	102%
—	(b)	12.04		(21.67)		553	2.47		(1.27)	139
—		15.37		(1.28)		488	2.56		(1.47)	107
—		16.02		18.39		68	2.42		(1.03)	177
—		13.53		(9.73)		9	2.48	*	(1.47)*	113

$—		$13.40	(c)	8.68	%(c)	$611	1.71%		(0.79)%	102%
—	(b)	12.33		(21.16)		185	1.70		(0.44)	139
—		15.64		(0.52)		73	1.81		(0.71)	107
—	(b)	16.18		19.32		26	1.69		(0.35)	177
—	(b)	13.56		9.60		15	1.71	*	(0.64)*	113

$—		$13.59	(c)	8.97	%(c)	$111	1.45%		(0.56)%	102%
—	(b)	12.48		(18.54)		8	1.41	*	(0.17)*	139

$—		$13.63	(c)	9.13	%(c)	$2,804	1.34%		(0.45)%	102%
—	(b)	12.49		(20.90)		2,571	1.31		(0.09)	139
—		15.79		(0.08)		3,249	1.38		(0.29)	107
—	(b)	16.26		19.73		3,251	1.29		0.03	177
—		13.57		(9.47)		2,714	1.31	*	(0.29)*	113

$—		$13.48	(c)	8.88	%(c)	$321	1.63%		(0.72)%	102%
—	(b)	12.39		(21.08)		9	1.57		(0.34)	139
—		15.70		(0.33)		11	1.63		(0.54)	107
—	(b)	16.21		19.45		11	1.54		(0.22)	177
—		13.56		(9.53)		9	1.55	*	(0.53)*	113

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	103

Notes to Financial Statements

June 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds (the “Fund” or “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to fifteen of the Funds offered by the Trust.

On March 19, 2010, Nicholas-Applegate U.S. Systematic Large Cap Growth Fund merged into Allianz AGIC Systematic Growth Fund. Nicholas-Applegate U.S. Systematic Large Cap Growth Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of Allianz AGIC Systematic Growth Fund. For additional information, see Note 11.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s NAV is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

104	Allianz Funds Annual Report	6.30.10

A summary of the inputs used at June 30, 2010 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/10
AGIC Growth:
Investments in Securities–Assets
Common Stock	$591,083	—	—	$591,083
Warrants	7,650	—	—	7,650
Repurchase Agreement	—	$19,979	—	19,979
Total Investments	$598,733	$19,979	—	$618,712

AGIC Income & Growth:
Investments in Securities–Assets
Corporate Bonds & Notes	—	$53,238	—	$53,238
Common Stock	$50,791	—	—	50,791
Convertible Bonds	—	37,286	—	37,286
Convertible Preferred Stock:
Commercial Banks	710	528	—	1,238
Consumer Finance	—	633	—	633
Diversified Financial Services	1,393	811	—	2,204
Electric	434	817	—	1,251
Financial Services	—	—	$43	43
Food Products	521	321	—	842
Insurance	1,293	364	—	1,657
Oil & Gas	—	689	—	689
All Other	3,603	—	—	3,603
Short-Term Investments	—	8,077	—	8,077
Total Investments in Securities–Assets	$58,745	$102,764	$43	$161,552

Investments in Securities–Liabilities
Options Written, at value:
Market Price	$(19)	—	—	$(19)
Total Investments	$58,726	$102,764	$43	$161,533

AGIC Mid-Cap Growth:
Investments in Securities–Assets
Common Stock	$6,011	—	—	$6,011
Repurchase Agreement	—	$156	—	156
Total Investments	$6,011	$156	—	$6,167

AGIC Opportunity:
Investments in Securities–Assets
Common Stock	$267,373	—	—	$267,373
Repurchase Agreement	—	$1,210	—	1,210
Total Investments	$267,373	$1,210	—	$268,583

AGIC Systematic Growth:
Investments in Securities–Assets
Common Stock	$38,740	—	—	$38,740
Repurchase Agreement	—	$586	—	586
Total Investments	$38,740	$586	—	$39,326

AGIC Target:
Investments in Securities–Assets
Common Stock	$267,492	—	—	$267,492
Repurchase Agreement	—	$17,944	—	17,944
Total Investments	$267,492	$17,944	—	$285,436

(a)	Energy Coal Resources is fair-valued at $0.

6.30.10	Allianz Funds Annual Report	105

Notes to Financial Statements  (Cont.)

June 30, 2010

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/10

NFJ All-Cap Value:
Investments in Securities–Assets
Common Stock:
Oil, Gas & Consumable Fuels	$2,893	—	—	(a)	$2,893
All Other	14,098	—	—		14,098
Preferred Stock	—	—	—	(a)	—
Repurchase Agreement	—	$154	—		154
Total Investments	$16,991	$154	—	(a)	$17,145

NFJ Dividend Value:
Investments in Securities–Assets
Common Stock	$5,623,972	—	—		$5,623,972
Repurchase Agreement	—	$105,835	—		105,835
Total Investments	$5,623,972	$105,835	—		$5,729,807

NFJ Large-Cap Value:
Investments in Securities–Assets
Common Stock	$1,077,568	—	—		$1,077,568
Repurchase Agreement	—	$13,993	—		13,993
Total Investments	$1,077,568	$13,993	—		$1,091,561

NFJ Mid-Cap Value:
Investments in Securities–Assets
Common Stock	$9,978	—	—		$9,978
Repurchase Agreement	—	$270	—		270
Total Investments	$9,978	$270	—		$10,248

NFJ Renaissance:
Investments in Securities–Assets
Common Stock	$711,510	—	—		$711,510
Repurchase Agreement	—	$11,878	—		11,878
Total Investments	$711,510	$11,878	—		$723,388

NFJ Small-Cap Value:
Investments in Securities–Assets
Common Stock	$5,647,178	—	—		$5,647,178
Mutual Funds	71,753	—	—		71,753
Repurchase Agreement	—	$295,603	—		295,603
Total Investments	$5,718,931	$295,603	—		$6,014,534

RCM Large-Cap Growth:
Investments in Securities–Assets
Common Stock	$374,343	—	—		$374,343
Repurchase Agreement	—	$11,683	—		11,683
Options Purchased:
Market Price	751	—	—		751
Total Investments in Securities–Assets	$375,094	$11,683	—		$386,777

Investments in Securities–Liabilities
Options Written, at value:
Market Price	$(3,393)	—	—		$(3,393)
Total Investments	$371,701	$11,683	—		$383,384

RCM Mid-Cap:
Investments in Securities–Assets
Common Stock	$50,693	—	—		$50,693
Repurchase Agreement	—	$1,623	—		1,623
Total Investments	$50,693	$1,623	—		$52,316

106	Allianz Funds Annual Report	6.30.10

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/10
RCM Strategic Growth:
Investments in Securities–Assets
Common Stock	$8,201	—	—	$8,201
Exchange-Traded Funds	50	—	—	50
Short-Term Investments	—	$1,729	—	1,729
Options Purchased:
Market Price	120	—	—	120
Total Investments in Securities–Assets	$8,371	$1,729	—	$10,100

Investments in Securities–Liabilities
Options Written, at value:
Market Price	$(952)	$(1)	—	$(953)
Securities Sold Short, at value	(425)	—	—	(425)
Total Investments in Securities–Liabilities	$(1,377)	$(1)	—	$(1,378)
Total Investments	$6,994	$1,728	—	$8,722

There were no significant transfers into and out of Levels 1 and 2 during the year ended June 30, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2010, was as follows (amounts in thousands):

	Beginning Balance 6/30/09	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 6/30/10

AGIC Income & Growth:
Investments in Securities–Assets
Convertible Preferred Stock:
Financial Services	$43	—	—	$43
Investments in Securities–Liabilities
Options Written, at value:
Market Price	(55)	$81	$(26)	—
Total Investments	$(12)	$81	$(26)	$43

There was no change in net unrealized appreciation/depreciation of Level 3 investments which AGIC Income & Growth held at June 30, 2010. Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

	Beginning Balance 6/30/09	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 6/30/10

NFJ All-Cap Value:
Investments in Securities–Assets
Common Stock:
Oil, Gas & Consumable Fuels	$34	—	$(34)	—	(a)
Preferred Stock	101	—	(101)	—	(a)
Total Investments	$135	—	$(135)	—	(a)

(a)	Energy Coal Resources is fair-valued at $0.

The net change in unrealized appreciation/depreciation of Level 3 investments which NFJ All-Cap Value held at June 30, 2010 was $(135). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AGIC Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value), are

6.30.10	Allianz Funds Annual Report	107

Notes to Financial Statements  (Cont.)

June 30, 2010

declared and distributed annually. Dividends from net investment income and short-term capital gains, if any, for AGIC Income & Growth are declared and distributed monthly. Dividends from net investment income for NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value, are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at June 30, 2010. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value—$10,722, NFJ Dividend Value—$3,511,477, NFJ Mid-Cap Value—$1,268, NFJ Renaissance—$165,901, NFJ Small-Cap Value—$1,253,708, AGIC Growth—$96,194, RCM Large-Cap—$30,861, RCM Mid-Cap—$390 and RCM Strategic Growth—$753.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Short Sales.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sell a security or other instrument (such as an option, forward, future or other derivative contract) that they do not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Funds to the risk that it will be required to cover their short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out their short position.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

108	Allianz Funds Annual Report	6.30.10

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management (“NACM”), Oppenheimer Capital LLC (“OCC”) (as of August 25, 2010, Allianz Global Investors Capital LLC (“AGIC”) assumed the sub-advisory responsibilities for the Funds previously sub-advised by NACM and OCC) and RCM Capital Management (“RCM”), as the investment sub-advisers (the “Sub-Advisers”) and affiliates of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Options Transactions.  Certain Funds write (sell) put and call options on securities for hedging purpose, risk management purposes or otherwise as part of its investment strategy. The risk associated with purchasing an option is the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments at June 30, 2010

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at June 30, 2010 (amounts in thousands):

AGIC Income & Growth:
Location	Market Price
Liability Derivatives:
Options written, at value	$ (19)

6.30.10	Allianz Funds Annual Report	109

Notes to Financial Statements  (Cont.)

June 30, 2010

RCM Large-Cap Growth:
Location	Market Price
Asset Derivatives:
Investments, at value (options purchased)	$ 751
Liability Derivatives:
Options written, at value	$(3,393)

RCM Stragetic Growth:
Location	Market Price
Asset Derivatives:
Investments, at value (options purchased)	$ 120
Liability Derivatives:
Options written, at value	$(953)

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended June 30, 2010 (amounts in thousands):

AGIC Income & Growth:
Location	Market Price
Net Realized Gain on:
Options written	$ 248
Net Change in Unrealized Appreciation/ Depreciation of:
Options written	$(37)

RCM Large-Cap Growth:
Location	Market Price
Net Realized Gain on:
Investments (options purchased)	$198
Options Written	2,740
Total net realized gain	$2,938
Net Change in Unrealized Appreciation/ Depreciation of:
Investments (options purchased)	$ (856)
Options written	(4,286)
Total Net Change in Unrealized Appreciation/Depreciation	$(5,142)

RCM Stragetic Growth:
Location	Market Price
Net Realized Gain (Loss) on:
Investments (options purchased)	$ (52)
Options Written	79
Total net realized gain	$27
Net Change in Unrealized Appreciation/ Depreciation of:
Investments (options purchased)	$(108)
Options written	(216)
Total Net Change in Unrealized Appreciation/Depreciation	$(324)

The volumes indicated in the options written table (see Note 5(a)) are indicative of the amounts throughout the year ended June 30, 2010.

4.	INVESTMENT MANAGER/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager serves as investment manager to the Trust, pursuant to an investment management contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Investment Advisory Fee is charged at the annual rate as noted in the table.

The Sub-Advisers, under the supervision of the Investment Manager, directs the investments of each Fund’s assets. The advisory fees received by the Investment Manager are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

110	Allianz Funds Annual Report	6.30.10

Administration Fee.  The Investment Manager provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes		Institutional Class(1)(6)			Administrative Class(1)(6)			Class A, B, C, D and R(1)(2)		Class P(1)(7)

	Investment Advisory Fee		Administration Fee		Effective Administration Fee	Administration Fee		Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee
AGIC Growth	0.50%		0.30%		0.28%	0.30%		0.28%	0.40%	0.40%	0.40%	0.38%
AGIC Income & Growth	0.65		0.30		0.28	N/A		N/A	0.40	0.40	0.40	0.40
AGIC Mid-Cap Growth	0.65		0.30		0.28	N/A		N/A	0.40	0.40	0.40	0.39
AGIC Opportunity	0.65		0.30		0.29	0.30		0.29	0.40	0.40	0.40	0.39
AGIC Systematic Growth	0.50		0.30		0.29	0.30		0.28	0.40	0.40	0.40	0.39
AGIC Target	0.55		0.30		0.28	0.30		0.28	0.40	0.40	0.40	0.39
NFJ All-Cap Value	0.65		0.30		0.28	0.30		0.28	0.40	0.40	0.40	0.38
NFJ Dividend Value	0.45	(4)	0.30		0.24	0.30		0.24	0.40	0.35	0.40	0.34
NFJ Large-Cap Value	0.45		0.30		0.27	0.30		0.26	0.40	0.39	0.40	0.37
NFJ Mid-Cap Value	0.60		0.30		0.27	N/A		N/A	0.40	0.40	0.40	0.39
NFJ Renaissance	0.60		0.30		0.28	0.30		0.28	0.40	0.40	N/A	N/A
NFJ Small-Cap Value	0.59	(5)	0.30	(3)	0.21	0.30	(3)	0.21	0.40	0.36	0.40	0.34
RCM Large-Cap Growth	0.45		0.30		0.28	0.30		0.29	0.40	0.40	0.40	0.38
RCM Mid-Cap	0.47		0.30		0.28	0.30		0.29	0.40	0.40	N/A	N/A
RCM Strategic Growth	1.00		0.30		0.28	0.30		0.30	0.40	0.40	0.40	0.39

(1)

The total Administration fee rate for each class of shares shall be reduced according to the following schedule: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent that any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

For NFJ Small-Cap Value, the Manager has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes.

(4)	Subject to a reduction of 0.025% on the net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion, based on the Fund’s average daily net assets.
(5)

Subject to a reduction of 0.025% on the net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion, based on the Fund’s average daily net assets.

(6)	Prior to November 2, 2009 Administration Fee was 0.25%
(7)	Prior to November 2, 2009 Administration Fee was 0.35%

Redemption Fees.   Redemption fees were eliminated effective May 1, 2009.

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed cost to be carried forward as of June 30, 2010.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Funds, the Funds compensate the Distributor or an affiliate with respect to Class D shares for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D shares.

The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

6.30.10	Allianz Funds Annual Report	111

Notes to Financial Statements  (Cont.)

June 30, 2010

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2010, the Distributor received $836,301 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each

Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the year ended June 30, 2010, were as follows (amounts in thousands):

	Purchases	Sales
AGIC Growth	$787,459	$654,354
AGIC Income & Growth	270,394	161,430
AGIC Mid-Cap Growth	9,751	8,397
AGIC Opportunity	359,434	320,738
AGIC Systematic Growth	56,253	52,838
AGIC Target	374,354	438,610
NFJ All-Cap Value	3,205	6,292
NFJ Dividend Value	2,146,654	3,204,823
NFJ Large-Cap Value	309,430	334,989
NFJ Mid-Cap Value	6,209	4,877
NFJ Renaissance	180,412	305,957
NFJ Small-Cap Value	1,164,522	1,319,636
RCM Large-Cap Growth	192,828	171,698
RCM Mid-Cap	57,865	56,880
RCM Strategic Growth	10,870	8,666

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts and notional amounts):

	AGIC Income & Growth			RCM Large-Cap Growth		RCM Strategic Growth
	Contracts	Notional Amount	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2009	1,209	$11,200	$150	23,481	$6,683	1,683	$522
Sales	22,606	64,650	1,540	35,490	6,925	6,521	1,382
Closing Buys	(8,142)	(11,775)	(534)	(20,014)	(4,784)	(2,530)	(605)
Exercised	(35)	—	(6)	—	—	(296)	(61)
Expirations	(14,483)	(64,075)	(1,106)	(18,744)	(5,436)	(1,882)	(323)
Balance at 6/30/2010	1,155	—	$44	20,213	$3,388	3,496	$915

6.	INCOME TAX INFORMATION

At June 30, 2010, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
AGIC Growth	—	—	—	—	$151,234	—
AGIC Income & Growth	$3,981	—	—	—	—	—
AGIC Mid-Cap Growth	19	—	—	—	2,784	—
AGIC Opportunity	—	—	—	—	35,204	—
AGIC Systematic Growth	88	—	—	—	11,482	—
AGIC Target	—	—	—	—	118,153	—
NFJ All-Cap Value	253	—	—	—	16,160	$30
NFJ Dividend Value	12,437	—	—	—	2,664,609	—
NFJ Large-Cap Value	1,810	—	—	—	674,795	10,715

112	Allianz Funds Annual Report	6.30.10

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
NFJ Mid-Cap Value	$16	—	—	—	$5,093	—
NFJ Renaissance	1,412	—	—	—	435,155	$22
NFJ Small-Cap Value	24,555	—	—	—	566,991	—
RCM Large-Cap Growth	568	—	—	—	46,253	1,353
RCM Mid-Cap	132	—	—	—	15,446	—
RCM Strategic Growth	—	—	—	—	854	—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2009 through June 30, 2010 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses

	2011		2012	2013	2014	2015	2016		2017		2018
AGIC Growth	$82,724		—	—	—	—	—		$38,039		$30,471
AGIC Income & Growth	—		—	—	—	—	—		—		—
AGIC Mid-Cap Growth	—		—	—	—	—	—		—		2,784	*
AGIC Opportunity	—		—	—	—	—	—		35,204		—
AGIC Systematic Growth	—		—	—	—	—	—		3,150	*	8,332	*
AGIC Target	—		—	—	—	—	—		85,266		32,887
NFJ All-Cap Value	—		—	—	—	—	—		7,939		8,221
NFJ Dividend Value	—		—	—	—	—	—		727,331		1,937,277
NFJ Large-Cap Value	—		—	—	—	—	$115,348	*	106,817		452,630
NFJ Mid-Cap Value	—		—	—	—	—	—		1,572		3,521
NFJ Renaissance	—		—	—	—	—	—		202,149		233,006
NFJ Small-Cap Value	—		—	—	—	—	—		69,753		497,238
RCM Large-Cap Growth	—		—	—	—	—	—		23,223		23,030
RCM Mid-Cap	4,011	*	—	—	—	—	—		6,132	*	5,303
RCM Strategic Growth	—		—	—	—	—	—		839	*	15	*

*	Subject to limitations under IRC Sections 381-384.

At June 30, 2010, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(4)
AGIC Growth	$614,861	$44,268	$(40,417)	$3,851
AGIC Income & Growth	176,344	1,570	(16,362)	(14,792)
AGIC Mid-Cap Growth	6,238	389	(460)	(71)
AGIC Opportunity	271,335	17,810	(20,562)	(2,752)
AGIC Systematic Growth	38,452	3,047	(2,173)	874
AGIC Target	270,809	32,717	(18,090)	14,627
NFJ All-Cap Value	19,360	1,647	(3,862)	(2,215)
NFJ Dividend Value	6,744,619	185,509	(1,200,321)	(1,014,812)
NFJ Large-Cap Value	1,183,412	55,101	(146,952)	(91,851)
NFJ Mid-Cap Value	10,898	686	(1,336)	(650)
NFJ Renaissance	659,256	96,632	(32,500)	64,132
NFJ Small-Cap Value	5,159,106	1,088,685	(233,257)	855,428
RCM Large-Cap Growth	375,198	34,746	(23,167)	11,579
RCM Mid-Cap	50,313	4,622	(2,619)	2,003
RCM Strategic Growth	9,997	644	(541)	103

(4)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, wash sale loss deferrals and basis adjustments from investments in partnerships and Real Estate Investment Trusts (REITs) for federal income tax purposes.

6.30.10	Allianz Funds Annual Report	113

Notes to Financial Statements  (Cont.)

June 30, 2010

For the year ended June 30, 2010, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distributions	Return of Capital
AGIC Growth	$312	—	—	—
AGIC Income & Growth	8,293	—	—	—
AGIC Mid-Cap Growth	26	—	—	—
AGIC Opportunity	—	—	—	—
AGIC Systematic Growth	221	—	—	—
AGIC Target	—	—	—	—
NFJ All-Cap Value	466	—	—	—
NFJ Dividend Value	232,710	—	—	—
NFJ Large-Cap Value	26,120	—	—	—
NFJ Mid-Cap Value	208	—	—	—
NFJ Renaissance	10,013	—	—	—
NFJ Small-Cap Value	115,977	—	—	—
RCM Large-Cap Growth	2,100	—	—	—
RCM Mid-Cap	59	—	—	—
RCM Strategic Growth	—	—	—	—

(5)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Growth				AGIC Income & Growth				AGIC Mid-Cap Growth
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010			Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold:
Class A	8,862	$222,327	2,573	$52,638	7,806	$92,732	1,476	$14,608	150		$1,616	28	$243
Class B	145	2,761	306	5,246	—	—	—	—	—		—	—	—
Class C	517	10,234	745	12,897	4,646	54,453	581	5,531	57		594	20	146
Class D	683	14,591	564	10,264	582	6,873	54	547	29		276	4	30
Class R	348	7,162	502	8,965	—	—	—	—	—		—	—	—
Class P	132	2,581	352	5,809	1,376	16,232	4	45	—		—	1	10
Institutional Class	1,024	23,169	2,137	43,324	1,106	13,033	1,073	10,551	67		628	212	1,691
Administrative Class	137	3,060	465	8,015	—	—	—	—	—		—	—	—
Issued in reinvestment of dividends and distributions:
Class A	5	128	—	—	220	2,567	25	237	—	*	3	—	—
Class B	— *	— *	—	—	—	—	—	—	—		—	—	—
Class C	— *	— *	—	—	94	1,081	12	108	—	*	— *	—	—
Class D	1	27	—	—	19	225	1	7	—	*	2	—	—
Class R	— *	12	—	—	—	—	—	—	—		—	—	—
Class P	— *	8	—	—	13	144	— *	1	—	*	— *	—	—
Institutional Class	4	92	—	—	224	2,587	266	2,532	2		21	— *	1
Administrative Class	1	12	—	—	—	—	—	—	—		—	—	—
Cost of shares redeemed:
Class A	(2,078)	(51,497)	(2,373)	(47,675)	(2,143)	(24,809)	(290)	(2,721)	(76)		(845)	(9)	(67)
Class B	(383)	(7,807)	(484)	(8,555)	—	—	—	—	—		—	—	—
Class C	(1,548)	(31,204)	(2,254)	(39,500)	(1,479)	(16,970)	(216)	(2,006)	(25)		(244)	—	—
Class D	(878)	(19,397)	(78)	(1,421)	(281)	(3,324)	(8)	(78)	—		—	— *	(4)
Class R	(151)	(3,111)	(41)	(811)	—	—	—	—	—		—	—	—
Class P	(123)	(2,510)	(14)	(237)	(228)	(2,636)	—	—	—		—	—	—
Institutional Class	(1,122)	(26,063)	(806)	(17,193)	(1,957)	(23,274)	(10)	(99)	(60)		(601)	(1,228)	(9,538)
Administrative Class	(48)	(1,070)	(52)	(882)	—	—	—	—	—		—	—	—
Net increase (decrease) resulting from Fund share transactions	5,528	$143,505	1,542	$30,884	9,998	$118,914	2,968	$29,263	144		$1,450	(972)	$(7,488)
*	A zero balance may reflect actual amounts rounding to less than one thousand.

114	Allianz Funds Annual Report	6.30.10

	AGIC Opportunity				AGIC Systematic Growth				AGIC Target
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,668	$37,352	785	$13,875	171	$2,008	379	$3,849	600	$8,872	1,424	$18,772
Class B	95	1,528	67	861	23	237	115	1,078	34	378	81	979
Class C	542	9,063	402	5,186	59	649	126	1,219	260	3,050	1,081	9,958
Class D	117	1,991	80	977	11	131	6	57	29	401	20	266
Class R	1	20	—	—	—	—	—	—	—	—	—	—
Class P	156	2,638	63	837	3	30	2	27	59	891	99	1,092
Institutional Class	2,924	58,219	2,007	31,840	717	8,415	2,001	27,125	69	1,068	67	929
Administrative Class	147	2,780	9	130	—	—	—	—	1	3	3	54
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	3	27	1	7	—	—	1,109	10,282
Class B	—	—	—	—	— *	— *	—	—	—	—	164	1,221
Class C	—	—	—	—	— *	— *	—	—	—	—	3,001	22,412
Class D	—	—	—	—	— *	3	—	—	—	—	7	61
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	— *	— *	—	—	—	—	— *	1
Institutional Class	—	—	—	—	15	186	8	79	—	—	80	777
Administrative Class	—	—	—	—	— *	— *	—	—	—	—	1	13
Issued in Reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	81	1,037	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(1,364)	(31,098)	(982)	(16,143)	(261)	(3,047)	(383)	(4,075)	(1,717)	(24,897)	(2,480)	(30,308)
Class B	(162)	(2,750)	(228)	(2,967)	(160)	(1,792)	(318)	(3,178)	(367)	(4,326)	(693)	(8,533)
Class C	(771)	(12,942)	(947)	(11,567)	(103)	(1,126)	(241)	(2,432)	(2,882)	(33,482)	(4,637)	(47,219)
Class D	(97)	(1,764)	(44)	(571)	(13)	(161)	(20)	(226)	(41)	(590)	(39)	(498)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(60)	(1,032)	(1)	(9)	(2)	(21)	—	—	(43)	(657)	(3)	(36)
Institutional Class	(1,286)	(24,503)	(1,657)	(20,718)	(248)	(2,987)	(251)	(2,779)	(102)	(1,555)	(312)	(3,921)
Administrative Class	(51)	(931)	(3)	(49)	—	—	—	—	(7)	(87)	(1)	(11)
Net (decrease) resulting from Fund share transactions	1,859	$38,571	(449)	$1,682	296	$3,589	1,425	$20,751	(4,107)	$(50,931)	(1,028)	$(23,709)
*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.10	Allianz Funds Annual Report	115

Notes to Financial Statements  (Cont.)

June 30, 2010

	NFJ All-Cap Value				NFJ Dividend Value				NFJ Large-Cap Value
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	441	$3,863	604	$4,405	41,280	$411,289	104,776	$1,063,848	5,245	$65,097	12,910	$147,898
Class B	22	185	77	551	232	2,285	1,462	15,031	50	613	235	2,601
Class C	109	925	372	2,644	5,202	52,373	14,228	143,397	500	6,165	2,237	25,484
Class D	56	489	59	448	44,217	439,267	105,448	967,746	27,482	327,706	19,083	224,126
Class R	—	—	—	—	7,767	76,658	11,633	116,874	276	3,396	595	6,976
Class P	25	225	100	723	12,685	127,261	40,384	365,642	381	4,675	4,583	48,526
Institutional Class	56	458	228	1,688	47,822	479,381	118,874	1,188,701	3,963	48,395	11,506	144,247
Administrative Class	—	—	—	—	29,739	281,527	44,091	447,040	331	3,931	923	9,949
Issued in reinvestment of dividends and distributions:
Class A	15	136	37	257	5,542	56,409	19,961	186,400	390	4,912	528	5,687
Class B	4	31	11	75	158	1,620	1,276	11,883	48	600	90	884
Class C	10	82	30	203	748	7,638	5,054	46,872	89	1,124	156	1,600
Class D	7	57	15	107	2,094	21,385	5,236	47,680	908	11,393	386	4,171
Class R	—	—	—	—	639	6,487	1,872	17,238	15	192	22	236
Class P	— *	1	—	—	555	5,654	791	6,946	11	131	18	197
Institutional Class	9	79	11	82	6,904	70,792	15,921	148,547	404	5,087	494	5,586
Administrative Class	— *	— *	— *	1	3,723	38,317	7,220	67,398	33	411	53	549
Issued in Reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	11,832	123,814
Class B	—	—	—	—	—	—	—	—	—	—	7,242	75,478
Class C	—	—	—	—	—	—	—	—	—	—	9,149	95,294
Class D	—	—	—	—	—	—	—	—	—	—	2,275	23,841
Class R	—	—	—	—	—	—	—	—	—	—	401	4,202
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—	993	10,450
Administrative Class	—	—	—	—	—	—	—	—	—	—	1,619	17,007
Cost of shares redeemed:
Class A	(331)	(2,902)	(655)	(5,028)	(84,327)	(839,186)	(141,354)	(1,346,082)	(13,635)	(163,241)	(20,082)	(228,062)
Class B	(115)	(975)	(158)	(1,217)	(6,354)	(63,627)	(9,572)	(98,045)	(3,240)	(39,932)	(2,103)	(22,662)
Class C	(205)	(1,713)	(352)	(2,605)	(26,067)	(258,444)	(35,558)	(350,035)	(4,158)	(50,577)	(5,170)	(56,368)
Class D	(108)	(955)	(145)	(1,127)	(72,810)	(732,106)	(54,964)	(461,339)	(10,182)	(124,843)	(6,153)	(69,245)
Class R	—	—	—	—	(9,269)	(91,907)	(6,781)	(69,311)	(592)	(7,264)	(1,056)	(14,480)
Class P	(41)	(373)	—	—	(27,326)	(276,273)	(3,600)	(30,311)	(1,166)	(14,235)	(3,035)	(31,219)
Institutional Class	(273)	(2,510)	(820)	(6,313)	(60,701)	(612,378)	(61,053)	(588,827)	(9,485)	(117,240)	(12,850)	(155,240)
Administrative Class	—	—	—	—	(20,672)	(209,443)	(14,761)	(140,287)	(1,875)	(22,769)	(929)	(10,143)
Net increase (decrease) resulting from Fund share transactions	(319)	$(2,897)	(586)	$(5,106)	(98,219)	$(1,005,021)	170,584	$1,757,006	(4,207)	$(56,273)	35,952	$391,384
*	A zero balance may reflect actual amounts rounding to less than one thousand.

116	Allianz Funds Annual Report	6.30.10

	NFJ Mid-Cap Value				NFJ Renaissance				NFJ Small-Cap Value
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	531	$6,119	361	$3,461	7,546	$105,990	5,905	$71,112	23,232	$534,138	58,904	$1,211,983
Class B	—	—	—	—	90	1,038	163	1,585	45	946	710	14,449
Class C	49	528	189	1,667	501	5,861	486	4,623	377	7,716	7,273	147,854
Class D	5	60	14	136	73	1,045	51	568	964	20,976	12,499	245,564
Class R	—	—	—	—	221	2,637	445	4,489	1,909	44,640	3,739	75,072
Class P	28	310	28	238	—	—	—	—	267	6,094	3,489	68,376
Institutional Class	— *	— *	—	—	233	3,306	835	9,157	24,995	593,163	59,284	1,290,932
Administrative Class	—	—	—	—	179	2,453	278	3,257	15,869	359,278	31,621	623,174
Issued in reinvestment of dividends and distributions:
Class A	11	128	27	222	327	4,462	493	5,019	1,460	33,181	8,242	148,574
Class B	—	—	—	—	112	1,339	65	585	52	1,135	662	11,340
Class C	2	26	17	141	166	1,954	172	1,513	176	3,841	1,690	29,007
Class D	1	5	2	13	10	133	15	155	136	3,175	400	7,418
Class R	—	—	—	—	17	208	25	228	51	1,190	332	6,089
Class P	— *	— *	— *	1	—	—	—	—	13	309	— *	1
Institutional Class	1	10	9	80	18	259	41	434	1,579	37,507	6,216	117,338
Administrative Class	—	—	—	—	14	193	17	185	913	20,702	3,716	67,023
Cost of shares redeemed:
Class A	(360)	(4,159)	(378)	(3,207)	(7,203)	(97,485)	(11,123)	(126,197)	(31,544)	(719,464)	(31,669)	(625,469)
Class B	—	—	—	—	(8,461)	(104,149)	(9,981)	(104,343)	(2,349)	(53,100)	(2,839)	(57,840)
Class C	(78)	(847)	(215)	(1,784)	(4,041)	(47,032)	(7,619)	(74,312)	(3,837)	(84,794)	(5,971)	(115,148)
Class D	(11)	(118)	(6)	(52)	(313)	(4,289)	(474)	(5,435)	(5,645)	(132,149)	(3,505)	(68,170)
Class R	—	—	—	—	(538)	(6,448)	(859)	(8,562)	(1,141)	(27,010)	(949)	(18,938)
Class P	(15)	(164)	—	—	—	—	—	—	(1,453)	(34,694)	(171)	(3,394)
Institutional Class	(44)	(495)	(78)	(691)	(1,039)	(13,919)	(605)	(6,884)	(30,179)	(728,241)	(16,863)	(350,837)
Administrative Class	—	—	—	—	(486)	(6,795)	(1,954)	(26,044)	(11,637)	(266,622)	(18,008)	(350,131)
Net increase (decrease) resulting from Fund share transactions	120	$1,403	(30)	$225	(12,574)	$(149,239)	(23,624)	$(248,867)	(15,747)	$(378,083)	118,802	$2,474,267
*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.10	Allianz Funds Annual Report	117

Notes to Financial Statements  (Cont.)

June 30, 2010

	RCM Large-Cap Growth				RCM Mid-Cap				RCM Strategic Growth
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,211	$25,833	2,117	$22,590	3,496	$7,716	739	$1,340	196	$2,780	79	$913
Class B	156	1,711	130	1,178	459	1,028	304	523	—	—	—	—
Class C	346	3,811	226	2,120	617	1,428	724	1,211	240	3,293	48	596
Class D	1,386	16,678	259	2,398	587	1,401	110	200	102	1,376	14	150
Class R	82	983	88	798	269	696	55	98	—	—	—	—
Class P	35	426	230	2,087	—	—	—	—	12	157	— *	10
Institutional Class	4,541	53,508	5,935	59,935	3,097	7,985	3,449	6,854	—	—	—	—
Administrative Class	1,943	22,400	462	4,537	27	68	25	64	28	415	—	—
Issued in reinvestment of dividends and distributions:
Class A	13	148	110	934	— *	— *	5	8	—	—	—	—
Class B	— *	1	13	100	— *	— *	2	4	—	—	—	—
Class C	— *	1	12	102	— *	— *	3	4	—	—	—	—
Class D	7	85	59	503	— *	1	—	—	—	—	—	—
Class R	— *	3	9	76	— *	— *	—	—	—	—	—	—
Class P	1	14	—	—	—	—	—	—	—	—	—	—
Institutional Class	144	1,710	755	6,565	22	55	101	167	—	—	—	—
Administrative Class	10	110	47	404	— *	— *	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(1,460)	(17,020)	(2,110)	(21,210)	(2,502)	(5,629)	(590)	(1,091)	(78)	(1,139)	(58)	(668)
Class B	(207)	(2,317)	(297)	(2,768)	(261)	(614)	(377)	(700)	—	—	—	—
Class C	(195)	(2,145)	(275)	(2,555)	(383)	(884)	(514)	(854)	(164)	(2,236)	(34)	(379)
Class D	(483)	(5,699)	(769)	(7,626)	(315)	(765)	(131)	(307)	(71)	(1,021)	(4)	(42)
Class R	(74)	(850)	(63)	(606)	(47)	(121)	(26)	(40)	—	—	—	—
Class P	(32)	(388)	(13)	(126)	—	—	—	—	(4)	(61)	—	—
Institutional Class	(5,786)	(68,729)	(9,756)	(102,705)	(4,011)	(10,270)	(9,706)	(18,599)	—	—	—	—
Administrative Class	(495)	(5,847)	(377)	(3,684)	(2)	(7)	(423)	(1,006)	(5)	(70)	—	—
Net increase (decrease) resulting from Fund share transactions	2,143	$24,427	(3,208)	$(36,953)	1,053	$2,088	(6,250)	$(12,124)	256	$3,494	45	$580
*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Trust’s securities lending program. An additional amount was contributed to each Fund by the Investment Manager, so that, in effect, each Fund received from the sale the full principal value of the Notes, plus accrued interest. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Fund, which provided financial support to each of the affected Funds with the result that the Funds effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Trust.

The total of the purchase price and the capital contribution amounts received by each Fund were as follows:

	Purchase Price Amount	Capital Contribution Amount
NFJ Dividend Value	$73,264,076	$50,150,641
NFJ Small-Cap Value	71,670,597	50,433,292
AGIC Growth	2,540,767	1,715,124
AGIC Opportunity	5,627,438	4,007,728
AGIC Target	7,643,337	5,159,572

118	Allianz Funds Annual Report	6.30.10

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the year ended June 30, 2010, (amounts in thousands):

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2010	Dividend Income	Realized Gain (Loss)
Aaron’s, Inc.	—	$69,052	$3,637	$(5,916)	$59,750	$161	$252
American Physicians Capital, Inc.	—	—	—	476	15,331	175	—
Cal-Maine Foods, Inc.	—	35,817	1,737	2,902	36,981	798	(1)
Cash America International, Inc.	—	28,503	—	13,209	58,338	196	—
Cooper Cos., Inc.*	$55,959	—	8,585	53,544	80,686	131	5,051
Delphi Financial Group, Inc.*	43,834	1,435	—	3,910	56,533	907	—
Holly Corp.	—	6,983	778	6,630	72,500	1,524	364
HRPT Properties Trust	—	—	—	(17,801)	29,293	2,264	—
International Speedway Corp., Class A	42,684	252	2,291	(15,022)	41,105	255	(713)
Sturm, Ruger & Co., Inc.	12,965	1,277	—	2,957	16,416	426	—
Universal Corp.	43,358	3,687	686	(914)	54,544	2,422	150
Totals	$198,800	$147,006	$17,714	$43,975	$521,477	$9,259	$5,103
*	Not affiliated at June 30, 2010.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value owning in excess of 5% of the outstanding shares of certain issues at June 30, 2010. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
Aaron’s Inc.	5.01%	$59,750	1.00%
American Physicians Capital, Inc.	5.22	15,331	0.26%
Cal-Maine Foods, Inc.	5.41	36,981	0.62%
Cash America International, Inc.	5.76	58,338	0.97%
Holly Corp.	5.13	72,500	1.21%
HRPT Properties Trust	7.30	29,293	0.49%
International Speedway Corp., Class A	5.74	41,105	0.69%
Sturm, Ruger & Co., Inc.	5.99	16,416	0.27%
Universal Corp.	5.69	54,544	0.91%
Totals		$384,258	6.42%

At June 30, 2010, Allianz Global owned 30.73% of RCM Strategic Growth. Investment activity by Allianz Global could have a material impact on this Fund.

9.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now AGIC Growth Fund), PEA Opportunity Fund (now AGIC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now AGIC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of Allianz AGIC Target Fund and one individual shareholder of Allianz AGIC Growth Fund filed a civil action in

6.30.10	Allianz Funds Annual Report	119

Notes to Financial Statements  (Cont.)

June 30, 2010

Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this shareholder report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of the Investment Manager or the Distributor to perform their respective contracts with respect to the Funds.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Large Cap Growth $23,519 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Strategic Growth $212 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2009, the applicable Sub-Adviser reimbursed NFJ Dividend Value $2,000 (less than $0.005 per share) for realized losses resulting from a trading error.

11.	FUND REORGANIZATION

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below. The transaction was a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
AGIC Systematic Growth Fund	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	March 19, 2010	81	$1,037	$1,037	$44,194	$45,231	$239

12.	SUBSEQUENT EVENT

On August 25, 2010, the sub-advisory contracts that NACM and OCC had in place with respect to certain series of the Trust are being novated to AGI Capital, which is the parent of NACM and OCC and a registered investment adviser. On June 3, 2010, the Board of Trustees approved each novation agreement among AGI Capital, AGIFM and NACM or OCC, respectively.

AGI Capital will be sub-adviser to the former NACM Funds and OCC Funds, each of which is named below, and will be responsible for the day-to-day portfolio management of these Funds. All of the employees of NACM and OCC will become employees of AGI Capital and will continue to manage the respective Funds’ assets consistent with the strategies, policies, and guidelines established by the Funds with either NACM or OCC, as applicable. NACM and OCC are expected to dissolve and liquidate.

As a result of these novations, the applicable Funds’ names will change on August 25, 2010, as follows:

Previous Name	Current Name
Allianz NACM Growth Fund	Allianz AGIC Systematic Growth Fund
Allianz NACM Income & Growth Fund	Allianz AGIC Income & Growth Fund
Allianz NACM Mid-Cap Growth Fund	Allianz AGIC Mid-Cap Growth Fund
Allianz OCC Growth Fund	Allianz AGIC Growth Fund
Allianz OCC Opportunity Fund	Allianz AGIC Opportunity Fund
Allianz OCC Target Fund	Allianz AGIC Target Fund

Aside from the Funds’ names, these changes are not anticipated to have any effect on the Funds.

120	Allianz Funds Annual Report	6.30.10

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AGIC Systematic Growth Fund (formerly NACM Growth Fund), AGIC Income & Growth Fund (formerly NACM Income & Growth Fund), AGIC Mid-Cap Growth Fund (formerly NACM Mid-Cap Growth Fund), NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Renaissance, NFJ Small-Cap Value Fund, AGIC Growth Fund (formerly OCC Growth Fund), AGIC Opportunity Fund (formerly OCC Opportunity Fund), AGIC Target Fund (formerly OCC Target Fund), RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, and RCM Strategic Growth Fund, (fifteen of the twenty-nine funds constituting the Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 18, 2010

6.30.10	Allianz Funds Annual Report	121

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2010) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

QDI
AGIC Growth	100%
AGIC Income & Growth	12%
AGIC Mid-Cap Growth	100%
AGIC Opportunity	0%
AGIC Systematic Growth	100%
AGIC Target	0%
NFJ All-Cap Value	87%
NFJ Dividend Value	100%
NFJ Large-Cap Value	100%
NFJ Mid-Cap Value	100%
NFJ Renaissance	100%
NFJ Small-Cap Value	100%
RCM Large-Cap Growth	100%
RCM Mid-Cap	100%
RCM Strategic Growth	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2010 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

DRD
AGIC Growth	100%
AGIC Income & Growth	11%
AGIC Mid-Cap Growth	100%
AGIC Opportunity	0%
AGIC Systematic Growth	100%
AGIC Target	0%
NFJ All-Cap Value	76%
NFJ Dividend Value	99%
NFJ Large-Cap Value	100%
NFJ Mid-Cap Value	100%
NFJ Renaissance	100%
NFJ Small-Cap Value	100%
RCM Large-Cap Growth	100%
RCM Mid-Cap	100%
RCM Strategic Growth	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

122	Allianz Funds Annual Report	6.30.10

Privacy Policy

(Unaudited)

We consider shareholder privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholder’s privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our products, and we may enter into joint marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are solely permitted to use this information to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any mutual fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products or services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in our mutual funds or other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously our obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

6.30.10	Allianz Funds Annual Report	123

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 5/06/1959 Trustee	1/2006 to present	Managing Director, Chairman of the Board and Chief Executive Officer, RCM Capital Management LLC, Executive Committee Member, Allianz Global Investors AG, Member—Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC; Managing Director, Chairman of the Board and Chief Executive Officer of RCM U.S. Holdings LLC.	29	None

John C. Maney†† 8/3/1959 Trustee	12/2006 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	81	††

Independent Trustees

Maryann Bruce 4/1/1960 Trustee	6/2010 to present	President, Turnberry Advisory Group (business consulting); formerly President, Aquila Distributors, Inc.; formerly, Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; formerly, Executive Managing Director, Evergreen Investments; and formerly, President, Evergreen Investments Services, Inc. (securities distribution).	29	None

Theodore J. Coburn 7/08/1953 Trustee	6/2002 to present	Partner, Coburn Greenberg Partners LLC (investment banking); formerly, President, Coburn Capital Group (investment banking); formerly Executive Vice President, Nations Academy (education management); formerly, Executive Vice President of the Edison Schools, Inc. (education management); formerly, Senior Vice President, NASDAQ Stock Market; and formerly, Partner, Brown, Coburn & Co. (investment banking).	29	Director, Ramtron International Corporation

F. Ford Drummond 10/22/1962 Trustee	1/2006 to present	Owner/Operator, Drummond Ranch; formerly, General Counsel, BMI-Health Plans (benefits administration).	29	None

C. Kim Goodwin 5/15/1959 Trustee	6/2010 to present	Founder, GGA Consulting Company, Inc. (Internet consulting); formerly, Head of Equities (Global), Credit Suisse; and formerly, Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	29	Director, Akamai Technologies, Inc.

James S. MacLeod 11/21/1947 Trustee	1/2006 to present	Director and Executive Vice President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc.; formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	29	Director Sykes Enterprises, Inc.

124	Allianz Funds Annual Report	6.30.10

Trustees and Officers of Allianz Funds (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Davey S. Scoon 12/14/1946 Trustee	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine; formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and formerly, Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	29	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; and Director, CardioKine, Inc.

Edward E. Sheridan 9/19/1954 Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	29	None

W. Bryant Stooks 9/10/1940 Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services); formerly, President, Ocotillo At Price L.L.C. (real estate investment); formerly, President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and formerly, Partner, Arthur Andersen & Co. (auditing).	29	None

Gerald M. Thorne 5/12/1938 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners LLC (resort real estate); formerly, Director, Kaytee, Inc. (birdseed company); formerly, President and Director, Firstar National Bank of Milwaukee; formerly, Chairman, President and Director, Firstar National Bank of Sheboygan; formerly, Director, Bando-McGlocklin Capital Corp. (small business investment company); formerly, Director, VPI Inc. (plastics company); formerly, Director, VPI Inc. (plastics company); and formerly, Director, American Orthodontics Corporation.	29	None

James W. Zug 7/22/1940 Trustee	1/2006 to present	Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	29	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; Director, Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.
†	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.
††	Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

6.30.10	Allianz Funds Annual Report	125

Trustees and Officers of Allianz Funds (Cont.)

(Unaudited)

Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 52 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Lawrence Altadonna 3/10/1966 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Youse Guia 9/03/1972 Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Richard Cochran 1/23/1961 Assistant Treasurer	6/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

**	The officers of the Trust are elected annually by the Board of Trustees.

126	Allianz Funds Annual Report	6.30.10

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

NFJ Investment Group LLC

Nicholas-Applegate Capital Management LLC (until 8/25/10)

Oppenheimer Capital LLC (until 8/25/10)

Allianz Global Investors Capital LLC (as of 8/25/10)

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services-Midwest, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

Contact your financial advisor or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—PIMCO, NFJ Investment Group, RCM, Allianz Global Investors Capital and Allianz Global Investors Solutions—provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AIG as of 03/31/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ000AR_063010

Annual Report

June 30, 2010

Allianz International/Sector Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Emerging Markets Opportunities Fund

(formerly, Allianz NACM Emerging Markets Opportunities Fund)

Allianz AGIC Global Fund

(formerly, Allianz NACM Global Fund)

Allianz AGIC International Fund

(formerly, Allianz NACM International Fund)

Allianz AGIC Pacific Rim Fund

(formerly, Allianz NACM Pacific Rim Fund)

Allianz NFJ International Value Fund

Allianz RCM Disciplined International Equity Fund

Allianz RCM Global Resources Fund

Allianz RCM Global Small-Cap Fund

Allianz RCM Technology Fund

Allianz RCM Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summary 4-23

Important Information About the Funds 24–25

Benchmark Descriptions 26–27

Schedules of Investments 28–40

Statements of Assets and Liabilities 42–43

Statements of Operations 44–45

Statements of Changes in Net Assets 46–48

Financial Highlights 50–69

Notes to Financial Statements 70–85

Report of Independent Registered Public Accounting Firm86

Federal Income Tax Information87

Privacy Policy 88

Trustees and Officers of Allianz Funds89–91

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

E. Blake Moore Jr.

President & CEO

Fellow Shareholders:

Not too long ago, I was flying home from a business trip. It was a routine flight with the usual announcements and occasional bumps. I didn’t expect any rough weather and was peacefully reading my e-book. With no warning, there was a flash of light off the left side of the plane. No unusual noise, no immediate announcement by the pilot. I went back to my reading, thinking everything was fine. About 10 minutes later, the pilot came on to tell us that our left engine had been hit by lightening, and in fact had shut down (immediately increasing my respect for two-engine planes). The flight crew had been busy working on the engine and simultaneously making alternative landing arrangements, all unbeknownst to us passengers. He went on to say that in fact the engine had been restarted and that we were proceeding to our original destination with minimal delay and no further expected issues. All was well. We landed safely and about on schedule.

That flight experience is a good metaphor, I think, for what investors have experienced over the last few years: unusual events, anxiety, surprises, possible changes in plans and destinations. And yet over the long run, with professional guidance, we usually manage to get where we are going and where we need to be. It is important for investors to remember that all storms eventually end, and although sudden squalls can hit at any moment, a steady, experienced pilot can help get you where you are going.

With that in mind, let’s look at the last twelve months.

The Year in Review

The twelve-month period ended June 30, 2010, in fact, was not dissimilar from the trajectory of an airplane flight. Global stock markets generally soared for the first three-quarters, erasing much, but not all, of the severe downturn that began in 2007. But during the last quarter, markets leveled off and then fell, giving back much of those hard-earned gains.

Key central banks around the world maintained low-interest rate policies, which provided liquidity and thus encouraged borrowing and economic activity. But new economic fears materialized, casting a shadow over the recovery. Concerns that several European governments, including Greece, Spain and Portugal, could default on their debts, sent markets tumbling. A European Union stabilization fund of 750 billion Euros (about $1 trillion U.S. dollars) sparked a rally, but this proved to be short-lived. Signs that economic growth was beginning to cool in three key emerging markets — China, India and Brazil — also contributed to investor skittishness.

All told, during the reporting period the MSCI All Country World Index (ACWI), a global measure of stocks from both developed and developing countries, returned 11.76%. The MSCI Europe Australasia and Far East Index (EAFE), which measures stock returns in developed markets outside the U.S., generated 5.92%, and developing countries’ stocks, as represented by the MSCI Emerging Markets Index, returned 23.15%.

2	Allianz Funds

Allianz Global Investors – Positioned to Face Today’s Challenges

The extraordinary fiscal and monetary measures put in place by many governments over the last few years have, by and large, done their job. They kept a bad global downturn from getting worse. But that’s a far cry from being able to say we are out of the woods — for we are not. If nothing else, the renewed volatility and market downturn over the last quarter of the reporting period underscores this. In sum, there are more than enough reasons to remain cautious.

But there are reasons for optimism as well. Despite the recent pullback, global markets remain well above their 2009 lows. Central banks, having proven their ability to stave off the worst, remain vigilant as they begin withdrawing their stimulus measures. While major economies like the United States and China are cooling a bit, they may continue to expand. As has always been the case, we believe that with careful investment research, opportunities can be found for our clients.

On behalf of Allianz Global Investors and our investment managers, thank you for investing with us. We appreciate your business and your trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional fund information and investment insight.

Sincerely,

E. Blake Moore Jr.

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	June 30, 2010	3

Allianz AGIC Emerging Markets Opportunities Fund (formerly, Allianz NACM Emerging Markets Opportunities Fund)

(Unaudited)

Portfolio Insights

•Allianz AGIC Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•Both the Fund and its benchmark, the MSCI Emerging Markets Index, closed the reporting period with significant gains. Stock selection in South Korea and in the energy and materials sectors detracted from Fund performance relative to the benchmark. Stock selections in China and in the consumer staples sector contributed positively to relative returns.

•Emerging market equities produced strong returns as massive stimulus spending fueled a recovery in economic growth. Among major markets, gains were especially strong in South Korea, whose export-oriented economy benefited from resurgence in Chinese demand. Central bankers in several countries, including China and India, began to tighten monetary policy to curb inflation.

•Stock selections in South Korea had a negative effect on the Fund’s performance relative to the benchmark. One name that lagged was GS Engineering & Construction, a residential and industrial contractor based in Seoul. The company reported disappointing revenues related to a slowdown in housing starts.

•Stock selection in the energy and materials sectors also detracted. Holdings that underperformed included Ptt Public Company, an oil and gas producer based in Thailand, and Severstal, a Russian steel manufacturer. Due to environmental concerns, the Thai government suspended a number of projects at an industrial park where Ptt Public Company plans to build a gas separation plant. Severstal, which operates mills in the U.S., was hurt by a slump in U.S. steel prices.

•Areas of relative strength included stock selection in China and the consumer staples sector. Three of the Fund’s top contributors were China Agri-Industries, a supplier of agricultural products; Weichai Power, a Chinese manufacturer of diesel engines; and Charoen Pokphand Foods, a Thai food conglomerate. China Agri-Industries advanced on expectations that rising production capacity and a potential restructuring would drive strong growth. Weichai Power’s sales rebounded as stimulus-driven infrastructure spending boosted demand for heavy-duty trucks. Following the oil spill in the Gulf of Mexico, Charoen Pokphand Foods experienced an increase in shrimp exports.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	Fund Inception† (05/27/04)
Allianz AGIC Emerging Markets Opportunities Fund Class A	19.60%	12.28%	14.96%
Allianz AGIC Emerging Markets Opportunities Fund Class A (adjusted)	13.02%	11.02%	13.90%
Allianz AGIC Emerging Markets Opportunities Fund Class C	18.71%	11.42%	14.10%
Allianz AGIC Emerging Markets Opportunities Fund Class C (adjusted)	17.71%	11.42%	14.10%
Allianz AGIC Emerging Markets Opportunities Fund Class D	19.57%	12.29%	14.97%
Allianz AGIC Emerging Markets Opportunities Fund Class P	19.91%	12.61%	15.31%
Allianz AGIC Emerging Markets Opportunities Fund Institutional Class	20.26%	12.76%	15.45%
MSCI Emerging Markets Index	23.15%	12.73%	15.82%
Lipper Emerging Markets Funds Average	22.57%	10.51%	13.82%

† The Fund commenced operations on 05/27/04. Lipper comparisons began on 05/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.52% for Class C shares, 1.74% for Class D shares, 1.41% for Class P shares and 1.42% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

4	Allianz Funds

Allianz AGIC Emerging Markets Opportunities Fund (formerly, Allianz NACM Emerging Markets Opportunities Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

Korea (Republic of)	15.2%
Brazil	14.9%
China	9.8%
Taiwan	9.2%
India	7.4%
Hong Kong	7.1%
Russia	6.8%
South Africa	4.0%
Other	23.2%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$916.90	$913.90	$917.00	$918.40	$920.20
Expenses Paid During Period	$9.13	$12.67	$9.17	$8.04	$6.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,015.27	$1,011.55	$1,015.22	$1,016.41	$1,018.35
Expenses Paid During Period	$9.59	$13.32	$9.64	$8.45	$6.51

For each class of the Fund, expenses are equal to the expense ratio for the class (1.92% for Class A, 2.67% for Class C, 1.93% for Class D, 1.69% for Class P, and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

Annual Report	June 30, 2010	5

Allianz AGIC Global Fund (formerly, Allianz NACM Global Fund)

(Unaudited)

Portfolio Insights

•Allianz AGIC Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•Stock selection decisions in the United States and in the industrials, telecommunications and consumer discretionary sectors detracted from returns relative to the benchmark. Stock selections in the energy and technology sectors and among United Kingdom companies contributed positively to relative results.

•Overall, the world’s equity markets advanced as the global economy recovered from the credit crisis. Stocks in emerging countries delivered some of the best returns, supported by massive stimulus spending and rising commodity prices. Among developed countries, U.S. equities did better than average, while markets in European countries with heavy debt burdens lagged. Japan also trailed in response to economic reports suggesting that its recovery was losing momentum.

•Stock selection in the United States and the industrials sector detracted the most from the Fund’s performance relative to the benchmark. Names that lagged included Vestas Wind Systems, a Denmark-based producer of wind turbines, Lockheed Martin, a defense contractor, and URS Corporation and Fluor, two engineering and construction firms. Vestas shares fell on reports of heightened competition. Lockheed Martin reported weak margins in its information systems and global services segment. URS and Fluor issued disappointing outlooks reflecting project delays and the generally uncertain capital spending environment.

•Stock selection in the telecommunications and consumer discretionary sectors also negatively affected relative results. Shares of China Mobile declined as the telecommunications operator experienced a slowdown in subscriber growth.

•On the plus side, stock selection in the United Kingdom and the energy and technology sectors had the largest positive impact on the Fund’s performance relative to the benchmark. Top-performing positions included U.K. companies Petrofac, a provider of oilfield services, and ARM Holdings, a semiconductor design firm. Petrofac won natural-gas contracts awarded by the Republic of Turkmenistan valued at approximately $4 billion. ARM Holdings reported record-high operating margins driven by increased royalty revenues and favorable currency effects.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	Fund Inception† (07/19/02)
Allianz AGIC Global Fund Class A	6.58%	–0.46%	6.83%
Allianz AGIC Global Fund Class A (adjusted)	0.72%	–1.58%	6.07%
Allianz AGIC Global Fund Class B	5.71%	–1.20%	6.04%
Allianz AGIC Global Fund Class B (adjusted)	0.71%	–1.53%	6.04%
Allianz AGIC Global Fund Class C	5.70%	–1.22%	6.03%
Allianz AGIC Global Fund Class C (adjusted)	4.70%	–1.22%	6.03%
Allianz AGIC Global Fund Class D	6.58%	–0.46%	6.83%
Allianz AGIC Global Fund Class R	6.26%	–0.71%	6.57%
Allianz AGIC Global Fund Class P	6.79%	–0.18%	7.15%
Allianz AGIC Global Fund Institutional Class	6.95%	–0.08%	7.26%
Allianz AGIC Global Fund Administrative Class	6.66%	–0.33%	7.00%
MSCI All Country World Index	11.76%	1.16%	6.15%
Lipper Global Large-Cap Growth Funds Average	10.23%	0.10%	4.91%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.42% for Class A shares, 2.17% for Class B shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.67% for Class R shares, 1.16% for Class P shares, 1.07% for Institutional Class shares and 1.32% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

6	Allianz Funds

Allianz AGIC Global Fund (formerly, Allianz NACM Global Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	41.6%
United Kingdom	13.3%
France	8.9%
Japan	3.9%
Germany	3.8%
China	3.8%
Brazil	3.0%
Netherlands	2.3%
Other	16.0%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$916.20	$912.40	$912.60	$915.60	$914.70	$916.80	$917.60	$916.70
Expenses Paid During Period	$7.27	$10.86	$10.86	$7.27	$8.50	$6.04	$6.04	$6.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,017.21	$1,013.44	$1,013.44	$1,017.21	$1,015.92	$1,018.50	$1,018.50	$1,017.70
Expenses Paid During Period	$7.65	$11.43	$11.43	$7.65	$8.95	$6.36	$6.36	$7.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.53% for Class A, 2.29% for Class B, 2.29% for Class C, 1.53% for Class D, 1.79 for Class R, 1.27% for Class P, 1.27% for Institutional Class, and 1.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	7

Allianz AGIC International Fund (formerly, Allianz NACM International Fund)

(Unaudited)

Portfolio Insights

•Allianz AGIC International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•Stock selection decisions in the materials and technology sectors and among Japanese stocks contributed to relative performance. Selections in the financials sector and among stocks in Germany and Spain benefitted Fund returns, as did an overweight position in China.

•Country-specific developments and currency fluctuations led to mixed performance among developed non-U.S. stock markets. Returns were strong in Australia, a commodity-rich economy that has benefited from foreign investment in local mines and oil fields. In contrast, equities in Greece and other southern European countries were weak due to worries about sovereign debt levels and the ensuing decline in the euro. The Japanese market was down in local currency terms on signs that the economy was slowing. However, appreciation in the yen resulted in a slight gain in U.S. dollar terms.

•Stock selection in Japan was a major area of relative weakness for the Fund. Notable detractors included Sony Corporation, an electronics and entertainment company, and Nippon Soda, an industrial conglomerate. Sony was hurt by concerns about currency exposures, since a strong yen erodes the profits it earns overseas. Nippon Soda reported weaker-than-expected agrochemical exports.

•Stock selection in the materials and technology sectors also detracted. Two holdings that lagged were Yara International, a Norwegian fertilizer producer, and Aixtron, a German supplier of equipment for the light-emitting diode (“LED”) market. Pricing in the fertilizer industry remained soft, which impacted Yara. Aixtron was weak on speculation that a large customer was going to develop its own equipment to make LEDs.

•On the plus side, stock selection in Spain and the financials sector contributed positively to relative results. Mapfre was a top performer, as investors rewarded this Spanish insurance company for its solid operating performance and capital base. Lastly, the Fund’s exposure to China was a source of relative strength, since Chinese stocks generally did better than stocks in developed non-U.S. markets.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	Fund Inception† (05/07/01)
Allianz AGIC International Fund Class A	2.50%	–1.48%	3.20%
Allianz AGIC International Fund Class A (adjusted)	–3.13%	–2.59%	2.57%
Allianz AGIC International Fund Class C	1.78%	–2.21%	2.44%
Allianz AGIC International Fund Class C (adjusted)	0.78%	–2.21%	2.44%
Allianz AGIC International Fund Class D	2.52%	–1.49%	3.20%
Allianz AGIC International Fund Class R	2.33%	–1.71%	2.82%
Allianz AGIC International Fund Class P	2.78%	–1.18%	3.38%
Allianz AGIC International Fund Institutional Class	2.86%	–1.09%	3.48%
Allianz AGIC International Fund Administrative Class	2.73%	–1.33%	3.22%
MSCI EAFE Index	5.92%	0.88%	2.18%
Lipper International Multi-Cap Core Funds Average	8.72%	1.96%	3.79%

† The Fund commenced operations on 05/07/01. Lipper comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.13% for Class C shares, 1.38% for Class D shares, 1.63% for Class R shares, 1.09% for Class P shares, 1.03% for Institutional Class shares and 1.28% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

8	Allianz Funds

Allianz AGIC International Fund (formerly, Allianz NACM International Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	25.8%
Japan	17.6%
Germany	12.0%
Switzerland	9.0%
Hong Kong	5.7%
France	5.6%
Netherlands	5.2%
Australia	4.3%
Other	12.7%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$860.90	$857.60	$860.60	$859.70	$861.80	$862.00	$861.30
Expenses Paid During Period	$6.37	$9.81	$6.37	$7.47	$5.17	$4.71	$5.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,017.95	$1,014.23	$1,017.95	$1,016.76	$1,019.24	$1,019.74	$1,018.45
Expenses Paid During Period	$6.90	$10.64	$6.90	$8.10	$5.61	$5.11	$6.41

For each class of the Fund, expenses are equal to the expense ratio for the class (1.38% for Class A, 2.13% for Class C, 1.38% for Class D, 1.62% for Class R, 1.12% for Class P, 1.02% for Institutional Class and 1.28% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

Annual Report	June 30, 2010	9

Allianz AGIC Pacific Rim Fund (formerly, Allianz NACM Pacific Rim Fund)

(Unaudited)

Portfolio Insights

•Allianz AGIC Pacific Rim Fund seeks to achieve long-term growth of capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•The Fund and its benchmark, the MSCI Pacific Index, posted gains during the reporting period. Stock selections in the technology and financials sectors and exposure to companies in China and South Korea benefited Fund returns. Stock selections and underweight positions in Australia and the utilities sector detracted from relative returns.

•Pacific Rim stock markets generated a positive return for U.S.-based investors due to a strengthening in local currencies relative to the U.S. dollar. Returns in the region were essentially flat in local currency terms because of a decline in Japan, the largest market. Japanese equities traded lower near the end of the period, as some weak economic data raised concerns about the sustainability of the country’s recovery. Australia was one of the best-performing markets amid rising prices for its mined commodities, such as coal and iron ore.

•Holdings in several countries which are not in the benchmark, including South Korea and China, were a key source of relative strength. Top-performing holdings included Hyundai Motor, a South Korean automaker, and Shandong Weigao, a Chinese manufacturer of medical equipment. Hyundai benefited from a pickup in auto sales globally, as well as government incentive programs that stimulated domestic demand. Investors rewarded Shandong Weigao for its favorable growth outlook given the Chinese government’s plans to provide health insurance to 95% of the population.

•From a sector perspective, stock selection in the technology and industrials sectors had the largest positive impact on relative performance. Major contributors included Disco Corporation, a Japanese manufacturer of semiconductor equipment that experienced strong sales growth in Asia, and DBS Group Holdings, a Singaporean bank that reported strong profit growth.

•The Fund’s relative performance was negatively affected by an underweight position and stock selection in Australia. One notable underperformer was Boart Longyear, an Australian provider of drilling equipment and services. The company disappointed the market by not upgrading its earnings outlook, with uncertainty about the timing and magnitude of a recovery in demand following the global recession. Positioning in the utilities sector detracted, where the Fund’s underweight exposure to natural gas distribution in Asia was unfavorable. Stock selection in the health care sector also had a negative effect on results compared to the benchmark. Olympus, a Japanese medical device company with rising expenses, is an example of a stock that underperformed.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz AGIC Pacific Rim Fund Class A	7.33%	5.32%	3.11%	8.47%
Allianz AGIC Pacific Rim Fund Class A (adjusted)	1.42%	4.13%	2.52%	7.98%
Allianz AGIC Pacific Rim Fund Class B	6.62%	4.54%	2.53%	7.99%
Allianz AGIC Pacific Rim Fund Class B (adjusted)	1.62%	4.21%	2.53%	7.99%
Allianz AGIC Pacific Rim Fund Class C	6.67%	4.52%	2.33%	7.66%
Allianz AGIC Pacific Rim Fund Class C (adjusted)	5.67%	4.52%	2.33%	7.66%
Allianz AGIC Pacific Rim Fund Class D	7.44%	5.32%	3.11%	8.48%
Allianz AGIC Pacific Rim Fund Class P	7.70%	5.63%	3.44%	8.83%
Allianz AGIC Pacific Rim Fund Institutional Class	7.81%	5.75%	3.55%	8.94%
MSCI Pacific Index	6.41%	2.08%	–0.55%	2.94%
Lipper Pacific Region Funds Average	11.61%	4.65%	2.76%	5.77%

† The Fund commenced operations on 12/31/97. Lipper comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.43% for Class B shares, 2.43% for Class C shares, 1.68% for Class D shares, 1.39% for Class P shares and 1.33% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

10	Allianz Funds

Allianz AGIC Pacific Rim Fund (formerly, Allianz NACM Pacific Rim Fund) (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

Japan	55.0%
Australia	13.3%
Hong Kong	8.3%
China	4.9%
Singapore	4.3%
Korea (Republic of)	4.3%
Malaysia	2.1%
Taiwan	2.1%
Other	2.6%
Cash & Equivalents — Net	3.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$896.30	$893.70	$893.80	$896.90	$897.80	$898.20
Expenses Paid During Period	$7.85	$11.36	$11.36	$7.85	$6.68	$6.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,016.51	$1,012.79	$1,012.79	$1,016.51	$1,017.75	$1,018.25
Expenses Paid During Period	$8.35	$12.08	$12.08	$8.35	$7.10	$6.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.67% for Class A, 2.42% for Class B, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

Annual Report	June 30, 2010	11

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•Allianz NFJ International Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities.

•Stock selection decisions in the utilities, financials and consumer discretionary sectors boosted relative performance, while stock selection decisions in technology, telecommunications and materials detracted from performance relative to the benchmark.

•International equities advanced through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and slowing in China all combined to refuel investors’ risk aversion. Consumer staples and materials companies’ stocks paced the period’s advance. Utilities and energy companies delivered flat returns, on average.

•Brazilian utility companies Companhia Paranaense de Energia, or Copel, and Saneamento Basico advanced on stable operating performance in the period. Electrical usage in Copel’s home state of Parana fell only about 3% as a result of the global recession while other regions saw demand slip at about a 10% rate. Shares of Saneamento Basico advanced on upgraded ratings and new contracts for the water and sewer services provider. Both companies benefited from favorable tariff adjustments, appreciation of the Brazilian currency and a lower-risk regulatory environment for utilities.

•Among financials companies, the Fund’s positions in regional banks boosted returns. Bancolombia’s share price advanced in the period as analysts upgraded their outlook for the South American regional bank. The institution earned recognition for improved solvency and reserve coverage ratios as well as for its resilience to the financial crisis. Shares of global banking and financial services company HSBC rose as its personal financial services and commercial banking businesses in emerging markets held up well and the bank opened additional outlets in China.

•Among telecommunications holdings, shares of France Telecom fell late in the period as the company joined with other European mobile calling companies in a failed bid to challenge a European Union decision capping the prices carriers may charge for roaming calls. The decision was upheld by the European Court of Justice.

•In technology, shares of mobile device maker Nokia fell as the company reduced earnings guidance and delayed its long-anticipated launch of smart phones, designed to compete with Apple’s iPhone and RIM’s Blackberry. A position in Siliconware Precision also detracted as the Taiwanese provider of semiconductor packaging and testing services reported slack demand for computer chips early in 2010. The Fund’s underweighting of select consumer electronics companies also detracted from relative returns.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	Fund Inception† (01/31/03)
Allianz NFJ International Value Fund Class A	13.53%	6.14%	14.65%
Allianz NFJ International Value Fund Class A (adjusted)	7.29%	4.95%	13.78%
Allianz NFJ International Value Fund Class C	12.64%	5.34%	13.81%
Allianz NFJ International Value Fund Class C (adjusted)	11.64%	5.34%	13.81%
Allianz NFJ International Value Fund Class D	13.53%	6.15%	14.65%
Allianz NFJ International Value Fund Class R	13.22%	5.92%	14.41%
Allianz NFJ International Value Fund Class P	13.76%	6.45%	14.98%
Allianz NFJ International Value Fund Institutional Class	13.90%	6.55%	15.09%
Allianz NFJ International Value Fund Administrative Class	13.56%	6.28%	14.80%
MSCI All Country World ex US Index	10.43%	3.38%	10.41%
Lipper International Multi-Cap Value Funds Average	7.67%	0.47%	8.01%

† The Fund commenced operations on 01/31/03. Lipper comparisons began on 01/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.07% for Class P shares, 1.00% for Institutional Class shares and 1.25% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

12	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	23.3%
Brazil	10.9%
Canada	10.2%
United States	8.5%
France	4.6%
Korea (Republic of)	3.9%
Australia	3.6%
Switzerland	3.1%
Other	29.9%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administration Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$900.80	$897.20	$900.70	$899.40	$901.40	$902.30	$932.10
Expenses Paid During Period	$6.13	$9.64	$6.13	$4.71	$4.95	$4.48	$1.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administration Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.35	$1,014.63	$1,018.35	$1,019.84	$1,019.59	$1,020.08	$1,018.94
Expenses Paid During Period	$6.51	$10.24	$6.51	$5.01	$5.26	$4.76	$5.91

* Class Administration commenced operations on May 12, 2010.

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.05% for Class C,1.30% for Class D, 1.05% for Class P, 1.00% for Class R, 0.95% for Institutional Class and 1.18% for Administrative Class), multiplied by the average account value over the period, multiplied by 181 (49 for Administrative Class) /365 (to reflect the one-half year period).

Annual Report	June 30, 2010	13

Allianz RCM Disciplined International Equity Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Disciplined International Equity Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies that, in the opinion of the portfolio managers, are undervalued in the marketplace relative to their growth prospects and quality characteristics.

•Both the Fund and the benchmark posted positive returns during the reporting period. On a relative basis, Fund performance was entirely driven by stock selection.

•The 12-month period ended June 30, 2010, finished on a negative note, as heightened worries over the European debt crisis and fears of a hard landing in China resulted in declines in most markets during the second quarter of 2010. Despite these declines, non-U.S. equities rose during the reporting period, with strong performance coming from the emerging markets.

•Stock selection in the consumer discretionary sector was strong during the reporting period, driven by holdings such as PPR S.A., a France-based company that specializes in retail and luxury goods distribution, UK-based food-service company Compass Group PLC, and UK-based leading luxury brand Burberry Group PLC.

•The Fund’s relative performance also benefited from holding overweight positions in SembCorp Industries Ltd. (industrials), Shire PLC (health care), and Alpha Bank A.E. (financials).

•Japanese bank holding/financial services company Sumitomo Mitsui Financial , Alstom S.A., a French multinational conglomerate which holds interests in the power generation and transport markets and Indian telecom company Bharti Airtel Ltd. were the largest detractors to performance for the Fund during the reporting period.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (05/22/95)
Allianz RCM Disciplined International Equity Fund Class A	7.17%	1.82%	–3.53%	3.73%
Allianz RCM Disciplined International Equity Fund Class A (adjusted)	1.28%	0.68%	–4.08%	3.34%
Allianz RCM Disciplined International Equity Fund Class B	6.38%	1.07%	–4.04%	3.37%
Allianz RCM Disciplined International Equity Fund Class B (adjusted)	1.38%	0.68%	–4.04%	3.37%
Allianz RCM Disciplined International Equity Fund Class C	6.36%	1.05%	–4.27%	2.95%
Allianz RCM Disciplined International Equity Fund Class C (adjusted)	5.36%	1.05%	–4.27%	2.95%
Allianz RCM Disciplined International Equity Fund Class D	7.19%	1.83%	–3.45%	3.86%
Allianz RCM Disciplined International Equity Fund Institutional Class	7.53%	2.23%	–3.05%	4.23%
Allianz RCM Disciplined International Equity Fund Administrative Class	7.22%	1.98%	–3.38%	3.92%
MSCI EAFE Index	5.92%	0.88%	0.15%	3.61%
Lipper International Large-Cap Core Funds Average	5.49%	0.52%	–0.68%	4.23%

† The Fund commenced operations on 05/22/95. Lipper comparisons began on 05/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

14	Allianz Funds

Allianz RCM Disciplined International Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	26.8%
Japan	26.7%
France	11.7%
Germany	7.0%
Switzerland	4.6%
Spain	3.4%
Sweden	3.1%
Netherlands	2.5%
Other	14.0%
Cash & Equivalents — Net	0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$876.20	$872.70	$872.50	$876.10	$877.50	$876.30
Expenses Paid During Period	$5.91	$9.38	$9.38	$5.91	$4.28	$5.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,018.50	$1,014.78	$1,014.78	$1,018.50	$1,020.23	$1,018.99
Expenses Paid During Period	$6.36	$10.09	$10.09	$6.36	$4.61	$5.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 1.27% for Class D, 0.92% for Institutional Class and 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	15

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Global Resources Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•The Fund performed in line with its benchmark, the MSCI World Energy & Materials Composite Index, for the 12-month period ended June 30, 2010.

•World markets for energy and materials performed moderately well during the reporting period, as stocks appreciated from their lows following the recovery from the global recession and credit crisis. Investor concerns over deceleration in global growth led to a correction late in the period.

•During the period, the strongest contributors to performance relative to the benchmark were stock selection in both the materials sector and the energy sector. The best performing stocks on a relative basis included Cliffs Resources, Teck Resources, Core Laboratories, Concho Resources, and Vale.

•The Fund’s performance was negatively impacted from an overweight in the energy sector and an underweight in the materials sector.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	Fund Inception† (06/30/04)
Allianz RCM Global Resources Fund Class A	4.44%	4.93%	9.30%
Allianz RCM Global Resources Fund Class A (adjusted)	–1.31%	3.75%	8.27%
Allianz RCM Global Resources Fund Class C	3.59%	4.17%	8.50%
Allianz RCM Global Resources Fund Class C (adjusted)	2.59%	4.17%	8.50%
Allianz RCM Global Resources Fund Class D	4.44%	4.93%	9.30%
Allianz RCM Global Resources Fund Class P	4.66%	5.24%	9.61%
Allianz RCM Global Resources Fund Institutional Class	4.82%	5.33%	9.71%
MSCI World Index	10.20%	0.06%	1.66%
MSCI World Energy & Materials Composite	4.54%	4.12%	7.76%
Lipper Global Natural Resources Funds Average	4.63%	5.27%	10.28%

† The Fund commenced operations on 06/30/04. Lipper comparisons began on 06/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.41% for Class D shares, 1.14% for Class P shares and 1.06% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

16	Allianz Funds

Allianz RCM Global Resources Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	67.6%
Canada	10.9%
United Kingdom	8.8%
Brazil	2.9%
France	2.5%
Netherlands	2.5%
Australia	2.2%
Luxembourg	1.2%
Switzerland	1.0%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$806.20	$803.10	$806.10	$807.30	$807.40
Expenses Paid During Period	$6.36	$9.70	$6.31	$5.24	$4.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,017.75	$1,014.03	$1,017.80	$1,018.99	$1,019.49
Expenses Paid During Period	$7.10	$10.84	$7.05	$5.86	$5.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.41% for Class D, 1.17% for Class P, and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	17

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Global Small-Cap Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•Driven by mounting evidence a sustainable global economic recovery was underway, small-cap equities marched steadily higher for the first nine months of the reporting period. When the MSCI World Small-Cap index hit its high in April 2010, it had risen over 44%.

•However, by late April, stocks reversed course and declined sharply as the Greek credit crisis appeared to be spreading, China’s moves to tighten lending to cool its economy, and weak U.S. housing and employment data stoked concerns that the global economic recovery might stall.

•After steadily falling for much of the first nine months, volatility spiked again in April and global small-cap stocks were particularly affected and declined 14% off their highs. During the reporting period, the MSCI World Small-Cap Index returned roughly 21%.

•The Fund’s relative performance was driven by stock selection, particularly within the health care and industrials sectors.

•Health care holding Human Genome Sciences was the top active contributor to Fund returns during the reporting period. Shares of the biotech company were sent sharply higher as the company announced successive clinical trial results that increased confidence its new drug Benlysta would receive FDA approval. If approval is granted, Benlysta will be the first new drug to hit the market in decades designed to treat systemic lupus.

• Stock selection among financials companies was weak over the period, and European insurance company Irish Life & Permanent was the top detractor. Shares of Irish Life & Permanent were weighed down by loan losses, investor concerns of weak sales, margin pressure, and by higher-than-anticipated investment volatility.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	20.24%	–1.67%	–1.92%	8.13%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	13.63%	–2.78%	–2.47%	7.68%
Allianz RCM Global Small-Cap Fund Class B	19.30%	–2.39%	–2.47%	7.69%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	14.30%	–2.75%	–2.47%	7.69%
Allianz RCM Global Small-Cap Fund Class C	19.32%	–2.39%	–2.62%	7.36%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	18.32%	–2.39%	–2.62%	7.36%
Allianz RCM Global Small-Cap Fund Class D	20.24%	–1.66%	–1.84%	8.26%
Allianz RCM Global Small-Cap Fund Class P	20.59%	–1.35%	–1.58%	8.47%
Allianz RCM Global Small-Cap Fund Institutional Class	20.71%	–1.26%	–1.50%	8.57%
MSCI World Small-Cap Index	20.99%	1.67%	5.48%	5.79%
Lipper Global Small-/Mid-Cap Funds Average	19.07%	2.46%	1.41%	6.17%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.73% for Class A shares, 2.48% for Class B shares, 2.48% for Class C shares, 1.73% for Class D shares, 1.43% for Class P shares and 1.38% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

18	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	55.4%
Japan	11.1%
United Kingdom	6.2%
Switzerland	3.8%
Germany	2.7%
Netherlands	2.4%
Korea	1.8%
Sweden	1.8%
Other	13.5%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$937.40	$934.10	$934.10	$937.40	$939.10	$939.20
Expenses Paid During Period	$8.02	$11.61	$11.61	$8.02	$6.83	$6.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,016.51	$1,012.79	$1,012.79	$1,016.51	$1,017.75	$1,018.25
Expenses Paid During Period	$8.35	$12.08	$12.08	$8.35	$7.10	$6.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.42% for Class B, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P, and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	19

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Technology Fund seeks to achieve long-term capital appreciation by investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•Technology stocks rose during the second half of 2009, with several companies reporting improved forecasts and strong online holiday sales. However, the tone changed for technology stocks in 2010, with investors selling their winning stocks and reducing their holdings of the more volatile companies. Concerns over the health of the European Union and images of Greek strikes started to drive negative volatility into the market and statistics about U.S. employment weakness raised concerns about a potential “double dip” recession.

•Many of the themes represented in the Fund’s portfolio were embraced by investors over the past year, including: Internet TV, wireless internet, and software as a service. Microsoft’s success with the Windows 7 launch and better than expected sales of the Apple iPad have triggered enthusiasm for such themes. Windows 7 allows for a lighter component footprint, lowering the entry costs for PC users, thereby expanding the addressable market for cloud companies. Meanwhile, mobile devices such as the iPad are ideal platforms for many of our mobility themes.

•With macro concerns focused on the Eurozone countries, the Euro has declined 13% over the past year. Investors began to focus on the Euro revenue contribution of many US companies given the currency headwind, and many of the solar companies which collect a portion of their revenue in Euros were among the leading detractors to relative returns during the period.

•Thematically, we remain focused on cutting-edge innovations within the tech space which have the ability to drive order of magnitude successes at the stock level. We continue to seek attractive opportunities within these emerging segments of the tech market and will continue to exert our full investigative resources on behalf of our clients to find the next opportunity.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/27/95)
Allianz RCM Technology Fund Class A	21.17%	4.02%	–5.22%	11.64%
Allianz RCM Technology Fund Class A (adjusted)	14.51%	2.85%	–5.75%	11.20%
Allianz RCM Technology Fund Class B	20.27%	3.25%	–5.73%	11.23%
Allianz RCM Technology Fund Class B (adjusted)	15.27%	2.89%	–5.73%	11.23%
Allianz RCM Technology Fund Class C	20.28%	3.25%	–5.94%	10.80%
Allianz RCM Technology Fund Class C (adjusted)	19.28%	3.25%	–5.94%	10.80%
Allianz RCM Technology Fund Class D	21.20%	4.03%	–5.19%	11.79%
Allianz RCM Technology Fund Class P	21.48%	4.34%	–4.90%	12.06%
Allianz RCM Technology Fund Institutional Class	21.63%	4.44%	–4.82%	12.17%
Allianz RCM Technology Fund Administrative Class	21.34%	4.18%	–5.05%	11.89%
NASDAQ Composite Index	14.94%	0.50%	–6.12%	4.94%
S&P North American Technology Sector Index	15.84%	3.06%	–8.11%	6.36%
Lipper Global Science/Technology Funds Average	20.30%	3.78%	–8.86%	8.45%

† The Fund commenced operations on 12/27/95. Lipper comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.37% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.30% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

20	Allianz Funds

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Software	16.7%
Semiconductors & Semiconductor Equipment	14.1%
Communications Equipment	13.6%
Computers & Peripherals	13.1%
Internet Software & Services	10.6%
Internet & Catalog Retail	7.2%
Electronoc Equipment, Instruments & Components	4.6%
IT Services	2.5%
Other	4.2%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	13.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$952.20	$948.80	$948.80	$952.50	$953.30	$954.10	$953.00
Expenses Paid During Period	$7.99	$11.60	$11.60	$7.99	$6.59	$6.25	$7.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,016.61	$1,012.89	$1,012.89	$1,016.61	$1,018.05	$1,018.40	$1,017.11
Expenses Paid During Period	$8.25	$11.98	$11.98	$8.25	$6.80	$6.46	$7.75

For each class of the Fund, expenses are equal to the expense ratio for the class (1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.65% for Class D, 1.36% for Class P, 1.29% for Institutional Class and 1.55% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

Annual Report	June 30, 2010	21

Allianz RCM Wellness Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Wellness Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in wellness-related companies.

•The major themes in the health care and health-related sectors over the past year were the final enactment of health care reform in the U.S., continued strong performance of more cyclically-exposed enterprises through the beginning of 2010 and subsequent focus on Eurozone debt issues, the prospects for slowing global growth and fiscal austerity measures.

•Overall, the Fund benefitted most from its stock selection within the biotechnology sector as well as its positioning in its health-related consumer lifestyle holdings, predominantly the fitness and weight-loss related sectors as well as over-the-counter pharmaceuticals. Holdings among U.S. pharmaceutical distribution and supply chains were also strong contributors.

•In particular, the Fund benefitted most from its overweighting in a biotechnology company which presented favorable clinical data on a new treatment for Lupus.

•The Fund’s overweighting in a cardiovascular-focused metech company was the biggest detractor from relative returns, as market concern over relative share gains and pricing emerged.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Wellness Fund Class A	21.47%	1.27%	0.61%	9.58%
Allianz RCM Wellness Fund Class A (adjusted)	14.79%	0.13%	0.04%	9.12%
Allianz RCM Wellness Fund Class B	20.56%	0.51%	0.00%	9.09%
Allianz RCM Wellness Fund Class B (adjusted)	15.56%	0.11%	0.00%	9.09%
Allianz RCM Wellness Fund Class C	20.55%	0.52%	–0.15%	8.76%
Allianz RCM Wellness Fund Class C (adjusted)	19.55%	0.52%	–0.15%	8.76%
Allianz RCM Wellness Fund Class D	21.54%	1.28%	0.63%	9.62%
MSCI World Index	10.20%	0.06%	–1.02%	3.46%
MSCI World Healthcare and Consumer Blended Index	11.58%	1.27%	1.09%	2.33%
Lipper Health/Biotechnology Funds Average	12.38%	1.85%	1.07%	7.76%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class B shares, 2.21% for Class C shares and 1.48% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

22	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Health Care Providers & Services	24.9%
Health Care Equipment & Supplies	19.1%
Pharmaceuticals	16.1%
Biotechnology	11.8%
Life Sciences Tools & Services	8.2%
Food Products	5.1%
Personal Products	2.5%
Food & Staples Retailing	1.2%
Other	4.2%
Cash & Equivalents — Net (including Options Purchased and Options Written)	6.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$951.90	$948.50	$948.50	$952.30
Expenses Paid During Period	$7.07	$10.73	$10.73	$7.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,017.55	$1,013.79	$1,013.79	$1,017.55
Expenses Paid During Period	$7.30	$11.08	$11.08	$7.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.22% for Class B, 2.22% for Class C, and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	23

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM Disciplined International Equity (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AGIC International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the D shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC International (11/04), AGIC Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM Disciplined International Equity (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AGIC Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, AGIC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for AGIC International and NFJ Large-Cap Value is the Institutional share class, and the AGIC International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for AGIC Opportunity is Class C, and each first offered Class R shares class in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AGIC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Growth (3/99) and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95). RCM Disciplined International Equity (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

24	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period through June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2010	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
MSCI All Country World Ex US Index

The Morgan Stanley All Country World ex-US Index (MSCI ACWI ex US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI All Country World Index

The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009 the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Energy & Materials Composite	The MSCI World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

MSCI World Healthcare and Consumer Blended Index	MSCI World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

MSCI World Small-Cap Index	The Morgan Stanley Capital International (MSCI) World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

26	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index of selected technology stocks.

Annual Report	June 30, 2010	27

Schedule of Investments

AGIC Emerging Markets Opportunities Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—93.0%
Brazil—10.3%
Banco do Brasil S.A.	38,800	$530
Diagnosticos da America S.A.	79,200	745
EDP—Energias do Brasil S.A.	18,900	375
Localiza Rent A Car S.A.	58,700	681
Lojas Renner S.A.	30,700	833
Natura Cosmeticos S.A.	15,700	349
OGX Petroleo e Gas Participacoes S.A. (b)	178,400	1,653
Petroleo Brasileiro S.A. ADR Class A	53,600	1,597
Petroleo Brasileiro S.A. ADR	47,900	1,644
Vale S.A. ADR	140,100	3,412

		11,819

Chile—0.3%
SACI Falabella	55,354	360

China—9.8%
Bank of China Ltd.	2,023,000	1,021
Bank of Communications Co., Ltd.	439,000	462
China Construction Bank Corp.	2,030,200	1,634
China Life Insurance Co., Ltd.	277,000	1,210
China Mobile Ltd.	119,000	1,179
Great Wall Motor Co., Ltd.	613,000	1,070
Industrial & Commercial Bank of China	1,662,300	1,210
Kingboard Chemical Holdings Ltd.	213,500	917
PetroChina Co., Ltd.	598,000	660
Real Gold Mining Ltd. (b)	526,500	820
Vinda International Holdings Ltd.	458,000	389
Want Want China Holdings Ltd.	426,000	358
Yanzhou Coal Mining Co., Ltd.	166,000	320

		11,250

Hong Kong—7.1%
AMVIG Holdings Ltd.	670,000	350
Cathay Pacific Airways Ltd.	350,000	696
CNOOC Ltd.	419,000	710
Giordano International Ltd.	808,000	345
L’Occitane International S.A. (b)	463,250	1,010
Orient Overseas International Ltd. (b)	71,500	507
SJM Holdings Ltd.	640,000	537
Sun Hung Kai Properties Ltd.	44,000	602
United Laboratories Ltd.	1,006,000	1,374
Xingda International Holdings Ltd.	2,591,000	1,443
XTEP International Holdings	646,500	528

		8,102

India—7.4%
Axis Bank Ltd.	41,635	1,101
Dr. Reddy’s Laboratories Ltd. ADR	15,300	472
Infosys Technologies Ltd.	29,189	1,741
Jet Airways India Ltd. (b)	52,951	599
LIC Housing Finance Ltd.	28,807	615
Lupin Ltd.	11,847	499
Mahindra & Mahindra Ltd.	69,063	929
Punjab National Bank Ltd.	68,254	1,531
Tata Motors Ltd.	39,608	656
Welspun Corp. Ltd.	66,323	329

		8,472

Indonesia—3.5%
Adaro Energy Tbk PT	3,469,000	754
Astra International Tbk PT	119,500	631
Bank Mandiri Tbk PT	456,500	299
Gudang Garam Tbk PT	101,500	381

	Shares	Value (000s)

Indocement Tunggal Prakarsa Tbk PT	349,500	$604
Indofood Sukses Makmur Tbk PT	1,088,000	493
Unilever Indonesia Tbk PT	435,000	811

		3,973

Korea (Republic of)—15.2%
Hansol LCD, Inc.	7,227	319
Hanwha Chem Corp.	35,230	506
Hyundai Heavy Industries Co., Ltd.	2,345	446
Hyundai Motor Co.	29,028	3,397
Kia Motors Corp.	44,060	1,167
Korean Air Lines Co., Ltd. (b)	11,350	754
KT Corp.	23,450	866
LG Chemical Ltd.	3,443	864
LG Display Co., Ltd.	37,910	1,247
Lock & Lock Co., Ltd.	12,800	391
POSCO	2,531	959
Pyeong Hwa Automotive Co., Ltd.	41,288	407
Samsung Electronics Co., Ltd.	6,346	3,980
Shinhan Financial Group Co., Ltd.	40,148	1,478
Sungwoo Hitech Co., Ltd.	39,632	545

		17,326

Kuwait—0.1%
Global Investment House KSCC GDR (b)(c)	53,096	82

Malaysia—4.0%
Affin Holdings Bhd.	650,000	601
CIMB Group Holdings Bhd.	1,051,300	2,264
RHB Capital Bhd.	376,000	680
TAN Chong Motor Holdings Bhd.	738,800	975

		4,520

Mexico—3.3%
Alfa SAB De C.V.	65,900	494
America Movil SAB De C.V. ADR, Class L	22,100	1,050
Genomma Lab Internacional S.A. De C.V. (b)	161,700	537
Grupo Financiero Banorte SAB De C.V.	147,609	559
Mexichem SAB De C.V.	132,900	344
Ternium S.A. ADR	21,900	721

		3,705

Philippines—1.5%
Metropolitan Bank & Trust	289,600	383
Universal Robina Corp.	1,944,100	1,273

		1,656

Poland—0.7%
Grupa Lotos S.A. (b)	33,838	285
KGHM Polska Miedz S.A.	10,039	260
Powszechna Kasa Oszczednosci Bank Polski S.A.	25,993	277

		822

Russia—6.8%
Gazprom OAO ADR	95,450	1,797
Lukoil OAO ADR	17,600	907
Mechel ADR	22,200	403
Mobile Telesystems OJSC ADR (b)	28,900	554
Pharmstandard GDR (b)	29,950	659
Sberbank of Russian Federation	510,712	1,246
Severstal OAO GDR (b)	88,600	868
Sistema JSFC GDR	56,000	1,304

		7,738

	Shares	Value (000s)

Singapore—1.0%
Tiger Airways Holdings Ltd. (b)	866,636	$1,119

South Africa—4.0%
DataTec Ltd.	47,776	176
Exxaro Resources Ltd.	33,395	478
FirstRand Ltd.	194,029	454
Imperial Holdings Ltd.	82,242	915
Kumba Iron Ore Ltd.	11,631	481
Mondi Ltd.	66,816	393
MTN Group Ltd.	22,440	294
Spar Group Ltd.	29,588	307
Standard Bank Group Ltd.	30,439	404
Tiger Brands Ltd.	15,989	354
Woolworths Holdings Ltd.	119,900	372

		4,628

South Korea—0.9%
Honam Petrochemical Corp.	4,408	522
Industrial Bank of Korea	45,140	528

		1,050

Sweden—0.4%
Alliance Oil Co., Ltd. (b)	40,602	451

Taiwan—9.2%
Advanced Semiconductor Engineering, Inc.	1,184,000	932
Coretronic Corp.	319,000	468
Fubon Financial Holding Co., Ltd. (b)	444,000	493
Gigabyte Technology Co., Ltd.	621,000	605
Hon Hai Precision Industry Co., Ltd. (b)	503,000	1,763
Huaku Development Co., Ltd. (b)	237,000	583
LITE-ON IT Corp.	305,000	330
Lite-On Technology Corp.	793,640	870
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	81,200	793
Tripod Technology Corp.	388,000	1,435
TSRC Corp.	255,000	351
Unimicron Technology Corp.	536,000	780
WPG Holdings Co., Ltd.	299,000	551
Yageo Corp.	1,466,000	592

		10,546

Thailand—3.9%
Banpu PCL	46,900	869
Charoen Pokphand Foods PCL	5,180,600	3,225
Thai Union Frozen Products PCL	279,700	382

		4,476

Turkey—2.6%
Alarko Holding AS	60,561	121
Boyner Buyuk Magazacilik (b)	254,910	323
KOC Holding AS	126,293	427
Tofas Turk Otomobil Fabrikasi AS	112,011	378
Turkiye Garanti Bankasi AS	418,365	1,741

		2,990

United Kingdom—1.0%
Cairn Energy PLC (b)	93,056	572
Eurasian Natural Resources Corp. PLC	46,940	597

		1,169

Total Common Stock (cost—$96,434)		106,254

28	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

AGIC Emerging Markets Opportunities Fund

June 30, 2010

	Shares	Value (000s)

PREFERRED STOCK—4.6%
Brazil—4.6%
Banco Bradesco S.A.	24,900	$388
Investimentos Itau S.A.	385,590	2,288
Itau Unibanco Holding S.A.	24,600	443
Klabin S.A.	300,800	833
Metalurgica Gerdau S.A.	41,800	677
Ultrapar Participacoes S.A.	14,400	689

Total Preferred Stock (cost—$4,552)		5,318

RIGHTS—0.0%
China—0.0%
Bank of Communications Co., Ltd., expires 7/9/10 (b) (cost—$0)	65,850	26

WARRANTS—0.0%
	Units
China—0.0%
Kingboard Chemical Holdings Ltd., expires 10/31/12 (b) (cost—$0)	14,104	6

	Principal Amount (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,225; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $1,251 including accrued interest (cost—$1,225)	$1,225	1,225

Total Investments (cost—$102,211) (a)—98.7%		112,829

Other assets less liabilities—1.3%		1,452

Net Assets—100.0%		$114,281

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $82,983 representing 72.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-Valued.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	29

Schedule of Investments

AGIC Global Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—95.4%
Australia—1.6%
BHP Billiton Ltd.	20,321	$632

Belgium—1.3%
Umicore	17,179	496

Brazil—3.0%
Hypermarcas S.A. (b)	51,200	658
Tractebel Energia S.A.	44,500	522

		1,180

Canada—1.4%
Potash Corp. of Saskatchewan, Inc.	6,300	543

China—3.8%
Bank of China Ltd.	1,344,000	678
Huabao International Holdings Ltd.	650,000	829
Peace Mark Holdings Ltd. (b)(c)	696,000	—

		1,507

Denmark—1.1%
Vestas Wind Systems A/S (b)	10,400	433

France—8.9%
Alstom S.A.	12,897	584
BNP Paribas	10,947	589
Compagnie Generale des Etablissements Michelin, Class B	8,052	561
Danone	14,559	781
Ingenico	22,529	482
Pernod-Ricard S.A.	6,800	527

		3,524

Germany—2.6%
Kabel Deutschland Holding AG (b)	14,768	423
Siemens AG	6,855	613

		1,036

Ireland—1.3%
C&C Group PLC	134,397	531

Israel—2.1%
Teva Pharmaceutical Industries
Ltd. ADR	15,700	816

Italy—0.8%
Prysmian SpA	22,687	326

Japan—3.9%
Fanuc Ltd.	7,700	870
Honda Motor Co., Ltd.	23,300	684

		1,554

Korea (Republic of)—0.3%
Samsung Life Insurance Co., Ltd.	1,510	128

Malaysia—2.0%
CIMB Group Holdings Bhd.	366,000	788

Netherlands—2.3%
ING Groep NV (b)	60,170	445
Koninklijke KPN NV	36,704	468

		913

Singapore—2.0%
United Overseas Bank Ltd.	58,000	807

Spain—1.2%
Iberdrola Renovables S.A.	148,195	465

Switzerland—0.9%
Credit Suisse Group AG	8,853	333

	Shares	Value (000s)

United Kingdom—13.3%
ARM Holdings PLC	214,306	$887
BG Group PLC	33,864	504
Croda International PLC	43,135	646
HSBC Holdings PLC	73,880	675
IG Group Holdings PLC	156,440	977
John Wood Group PLC	108,517	504
Kingfisher PLC	142,374	446
Petrofac Ltd.	35,630	627

		5,266

United States—41.6%
Abbott Laboratories	13,300	622
Apple, Inc. (b)	4,700	1,182
Baker Hughes, Inc.	14,500	603
Bank of America Corp.	55,700	800
Caterpillar, Inc.	12,000	721
Celgene Corp. (b)	12,300	625
Cisco Systems, Inc. (b)	32,200	686
Covidien PLC	12,700	510
Discover Financial Services	52,600	735
Ecolab, Inc.	19,500	876
FedEx Corp.	8,300	582
Guess?, Inc.	15,900	497
Hess Corp.	13,300	670
Hewlett-Packard Co.	17,800	770
Interpublic Group of Cos., Inc. (b)	69,200	493
JPMorgan Chase & Co.	17,600	644
Kellogg Co.	15,000	754
Nike, Inc., Class B	8,700	588
Occidental Petroleum Corp.	9,600	741
Oracle Corp.	36,800	790
Target Corp.	12,400	610
Thermo Fisher Scientific, Inc. (b)	14,200	697
URS Corp. (b)	15,900	626
Valspar Corp.	20,600	620

		16,442

Total Common Stock (cost—$37,672)		37,720

PREFERRED STOCK—1.2%
Germany—1.2%
Henkel AG & Co. KGaA (cost—$461)	9,668	472

	Principal Amount (000s)
Repurchase Agreement—3.3%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,312; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $1,339 including accrued interest (cost—$1,312)	$1,312	1,312

Total Investments (cost—$39,445) (a)—99.9%		39,504

Other assets less liabilities—0.1%		51

Net Assets—100.0%		$39,555

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $17,445, representing 44.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued.

Glossary:
ADR—American Depositary Receipt

30	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC International Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—95.9%
Australia—4.3%
Australia & New Zealand Banking Group Ltd.	38,287	$688
BHP Billiton Ltd.	52,161	1,623
Fortescue Metals Group Ltd. (b)	118,511	402
OneSteel Ltd.	135,322	335
Rio Tinto Ltd.	18,648	1,025

		4,073

Belgium—1.7%
Anheuser-Busch InBev NV	21,195	1,019
Bekaert S.A.	3,773	629

		1,648

China—1.9%
Hengan International Group Co., Ltd.	38,000	308
Real Gold Mining Ltd. (b)	321,000	500
TPV Technology Ltd.	820,000	486
Want Want China Holdings Ltd.	611,000	513

		1,807

Denmark—0.5%
Novo Nordisk A/S, Class B	5,925	479

Finland—1.1%
Fortum Oyj	33,800	742
Stora Enso Oyj, Class R	46,800	338

		1,080

France—5.6%
BNP Paribas	28,867	1,553
Natixis (b)	119,444	519
Rhodia S.A.	17,811	295
Sanofi-Aventis S.A.	11,338	683
SEB S.A.	11,925	771
Total S.A.	20,887	932
Vallourec S.A.	3,661	631

		5,384

Germany—10.0%
Aixtron AG	28,197	667
BASF SE	16,589	907
Bayerische Motoren Werke AG	14,851	721
Continental AG (b)	10,671	554
Daimler AG (b)	16,645	842
Deutsche Bank AG	11,699	657
Deutsche Telekom AG	116,984	1,381
E.ON AG	19,621	528
Fresenius Medical Care AG & Co. KGaA	8,570	462
Infineon Technologies AG (b)	102,317	593
Siemens AG	25,138	2,248

		9,560

Hong Kong—5.7%
AMVIG Holdings Ltd.	666,000	348
BOC Hong Kong Holdings Ltd.	592,000	1,350
Cathay Pacific Airways Ltd.	361,000	717
Kingboard Laminates Holdings Ltd.	562,500	470
L’Occitane International S.A. (b)	423,750	924
Orient Overseas International Ltd. (b)	45,000	319
SJM Holdings Ltd.	415,000	348
Sun Hung Kai Properties Ltd.	49,000	671
XTEP International Holdings	316,500	259

		5,406

Israel—0.6%
Teva Pharmaceutical Industries Ltd. ADR	11,200	582

	Shares	Value (000s)

Italy—1.2%
UniCredit SpA	513,271	$1,135

Japan—17.6%
Canon, Inc.	20,100	749
Dena Co., Ltd.	21,479	567
Fanuc Ltd.	6,700	757
Fuji Electric Holdings Co., Ltd.	155,000	446
FUJIFILM Holdings Corp.	20,200	584
Hitachi Ltd. (b)	402,000	1,460
ITOCHU Corp.	106,000	829
Komatsu Ltd.	49,400	890
Mitsubishi Corp.	30,800	637
Mitsubishi UFJ Financial Group, Inc.	186,700	848
Mitsui Chemicals, Inc.	230,000	643
Nidec Corp.	8,500	712
Nissan Motor Co., Ltd. (b)	193,300	1,347
Nisshin Oillio Group Ltd.	108,000	528
Nitto Denko Corp.	19,900	653
ORIX Corp.	8,320	603
Saizeriya Co., Ltd.	58,900	1,171
Softbank Corp.	8,900	236
Sony Corp.	36,300	968
Sumitomo Trust & Banking Co., Ltd.	60,000	305
Tokyo Electron Ltd.	5,800	312
Toyota Motor Corp.	8,800	302
Unicharm Corp.	10,900	1,229

		16,776

Netherlands—5.2%
Aalberts Industries NV	21,410	277
Aegon NV (b)	121,531	646
ASML Holding NV	13,555	373
CSM	27,553	818
Koninklijke KPN NV	58,951	751
Koninklijke Philips Electronics NV	56,409	1,684
QIAGEN NV (b)	18,600	362

		4,911

Norway—1.0%
DnB NOR ASA	97,300	936

Singapore—3.5%
DBS Group Holdings Ltd.	79,000	767
Ho Bee Investment Ltd.	837,000	905
Jardine Cycle & Carriage Ltd.	22,000	468
Tiger Airways Holdings Ltd. (b)	279,000	360
United Overseas Bank Ltd.	59,000	821

		3,321

Spain—0.3%
Telefonica S.A.	14,240	264

Sweden—0.9%
Alliance Oil Co., Ltd. (b)	30,045	334
SKF AB, Class B	29,000	520

		854

Switzerland—9.0%
Credit Suisse Group AG	11,030	415
Nestle S.A.	67,241	3,242
Novartis AG	41,555	2,014
Roche Holdings AG	7,134	982
Zurich Financial Services AG	8,721	1,922

		8,575

United Kingdom—25.8%
Aggreko PLC	42,854	900
Anglo American PLC (b)	19,631	684
Barclays PLC	111,622	445
BHP Billiton PLC	12,531	325
British American Tobacco PLC	67,891	2,155
BT Group PLC	777,090	1,500

	Shares	Value (000s)

Burberry Group PLC	93,318	$1,054
Cairn Energy PLC (b)	126,131	775
Cookson Group PLC (b)	86,947	500
Eurasian Natural Resources Corp. PLC	54,459	693
HSBC Holdings PLC	223,943	2,049
Mondi PLC	127,687	727
New World Resources NV (b)	32,744	337
Pearson PLC	33,254	437
Petrofac Ltd.	81,342	1,431
Reckitt Benckiser Group PLC	30,706	1,428
Rolls-Royce Group PLC (b)	79,413	663
Royal Dutch Shell PLC, Class B	66,212	1,600
Senior PLC	410,088	754
Shire PLC	60,748	1,246
Smith & Nephew PLC	96,981	916
Standard Chartered PLC	38,050	941
Tullow Oil PLC	44,880	668
Vodafone Group PLC	908,766	1,872
Xstrata PLC	39,745	520

		24,620

Total Common Stock (cost—$93,517)		91,411

PREFERRED STOCK—2.0%
Germany—2.0%
Hugo Boss AG	14,356	557
ProSiebenSat.1 Media AG	91,170	1,334

Total Preferred Stock (cost—$1,486)		1,891

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,457; collateralized by Fannie Mae, 4.10%, due 12/17/18, valued at $1,487 including accrued interest (cost—$1,457)	$1,457	1,457

Total Investments (cost—$96,460) (a)—99.4%		94,759

Other assets less liabilities—0.6%		523

Net Assets—100.0%		$95,282

Notes to Schedule of Investments (amounts in thousands):
(a) Fair-Valued—Securities with an aggregate value of $90,783, representing 95.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	31

Schedule of Investments

AGIC Pacific Rim Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—96.9%
Australia—13.3%
Australia & New Zealand Banking Group Ltd.	119,828	$2,152
BHP Billiton Ltd.	132,473	4,121
BHP Billiton Ltd. ADR	11,200	694
Boart Longyear Group (b)	256,635	603
CSL Ltd.	48,876	1,335
Incitec Pivot Ltd.	1,104,831	2,499
JB Hi-Fi Ltd.	87,824	1,397
Rio Tinto Ltd.	41,151	2,263
Westpac Banking Corp.	149,862	2,642

		17,706

China—4.9%
Baidu, Inc. ADR (b)	22,100	1,505
China Everbright International Ltd.	3,023,000	1,271
China Yurun Food Group Ltd.	237,000	745
Sinopharm Group Co.	410,400	1,495
Tingyi Cayman Islands Holding Corp.	306,000	750
Want Want China Holdings Ltd.	865,000	726

		6,492

Hong Kong—8.3%
BOC Hong Kong Holdings Ltd.	1,069,000	2,437
China Mengniu Dairy Co., Ltd.	230,000	744
Hong Kong Electric Holdings Ltd.	233,500	1,391
MTR Corp.	285,000	976
Sun Hung Kai Properties Ltd.	227,000	3,108
Wharf Holdings Ltd.	493,000	2,410

		11,066

India—0.7%
Zee Entertainment Enterprises Ltd.	147,532	971

Japan—55.0%
Canon, Inc.	52,800	1,968
Denki Kagaku Kogyo KK	230,000	1,070
Denso Corp.	61,200	1,691
Disco Corp.	40,100	2,537
East Japan Railway Co.	17,800	1,185
FamilyMart Co., Ltd.	32,600	1,076
Fanuc Ltd.	34,100	3,851
Fast Retailing Co., Ltd.	5,300	802
Fujitsu Ltd.	110,000	687
Honda Motor Co., Ltd.	156,900	4,609
Honda Motor Co., Ltd. ADR	31,000	891
Ibiden Co., Ltd.	23,300	628
Japan Tobacco, Inc.	357	1,111
Keihin Corp.	92,000	1,589
Komatsu Ltd.	102,700	1,849
Marubeni Corp.	506,000	2,594
Mitsubishi Corp.	84,000	1,738
Mitsubishi UFJ Financial Group, Inc.	829,300	3,766
Mitsui & Co., Ltd.	143,000	1,668
MS&AD Insurance Group Holdings	45,000	963
Nidec Corp.	40,600	3,399
Nikkiso Co., Ltd.	50,000	398
Nikon Corp.	76,000	1,310
Nintendo Co., Ltd.	6,400	1,879
Nippon Telegraph & Telephone Corp.	48,300	1,968
Nissan Chemical Industries Ltd.	56,000	626
Nitto Denko Corp.	40,000	1,312
NSK Ltd.	210,000	1,458
NTT DoCoMo, Inc.	501	759

	Shares	Value (000s)

Olympus Corp.	51,000	$1,208
Pigeon Corp.	30,800	1,136
Sony Corp. ADR	23,800	635
Sumco Corp. (b)	40,400	670
Sumitomo Bakelite Co., Ltd.	144,000	705
Sumitomo Corp.	273,900	2,735
Sumitomo Mitsui Financial Group, Inc.	66,800	1,891
Tokai Tokyo Financial Holdings, Inc.	463,000	1,819
Tokio Marine Holdings, Inc.	164,600	4,327
Tokyo Electric Power Co., Inc.	126,600	3,444
Toshiba Corp. (b)	391,000	1,937
TS Tech Co., Ltd.	97,200	1,517
Tsuruha Holdings, Inc.	21,700	769
Unicharm Corp.	8,300	936

		73,111

Korea (Republic of)—4.3%
Hyundai Motor Co.	23,685	2,771
KT Corp.	27,200	1,005
Samsung Electronics Co., Ltd.	3,036	1,904

		5,680

Malaysia—2.1%
CIMB Group Holdings Bhd.	1,317,200	2,836

Singapore—4.3%
DBS Group Holdings Ltd.	350,224	3,399
Singapore Airlines Ltd.	145,000	1,501
Singapore Airport Terminal Services Ltd.	437,000	833

		5,733

Taiwan—2.1%
Hon Hai Precision Industry Co., Ltd. (b)	218,000	764
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	204,500	1,996

		2,760

United Kingdom—1.9%
HSBC Holdings PLC	53,533	491
HSBC Holdings PLC ADR	29,900	1,363
Rio Tinto PLC ADR	16,200	706

		2,560

Total Common Stock (cost—$137,871)		128,915

	Principal Amount (000s)
Repurchase Agreement—1.7%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $2,321; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $2,370 including accrued interest (cost—$2,321)	$2,321	2,321

Total Investments (cost—$140,192) (a)—98.6%		131,236

Other assets less liabilities—1.4%		1,854

Net Assets—100.0%		$133,090

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $115,125, representing 86.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

32	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.0%
Australia—3.6%
Australia & New Zealand Banking Group Ltd. ADR	1,326,300	$23,873
Telstra Corp. Ltd. ADR	2,000,000	27,380

		51,253

Belgium—2.6%
Delhaize Group S.A. ADR	500,000	36,250

Brazil—10.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,600,300	66,156
Cia Paranaense de Energia ADR, Class P	2,900,000	59,885
Petroleo Brasileiro S.A. ADR	800,000	27,456

		153,497

Canada—10.2%
Agrium, Inc.	500,000	24,470
Nexen, Inc.	1,400,000	27,538
Toronto-Dominion Bank	450,000	29,210
TransCanada Corp.	800,000	26,744
Yamana Gold, Inc.	3,500,000	36,050

		144,012

Colombia—2.1%
BanColombia S.A. ADR	600,000	30,078

Finland—0.8%
Nokia Oyj ADR	1,404,800	11,449

France—4.6%
France Telecom S.A. ADR	2,310,600	39,997
Technip S.A. ADR	425,000	24,586

		64,583

Germany—2.9%
SAP AG ADR	276,100	12,231
Siemens AG ADR	325,000	29,097

		41,328

Ireland—1.7%
CRH PLC ADR	1,121,000	23,429

Israel—1.1%
Teva Pharmaceutical Industries Ltd. ADR	300,000	15,597

Japan—2.7%
Fujitsu Ltd. ADR	430,400	13,601
Mitsui & Co., Ltd. ADR	99,000	23,859

		37,460

Korea (Republic of)—3.9%
POSCO ADR	300,000	28,296
SK Telecom Co., Ltd. ADR	1,800,000	26,514

		54,810

Mexico—2.6%
Coca-Cola Femsa SAB De C.V. ADR	575,000	35,989

Norway—2.6%
Statoil ASA ADR	1,900,000	36,385

Singapore—2.1%
United Overseas Bank Ltd. ADR	1,052,300	29,517

South Africa—3.0%
Sasol Ltd. ADR	1,200,000	42,324

	Shares	Value (000s)

Spain—1.8%
Banco Bilbao Vizcaya Argentaria S.A. ADR	2,400,000	$24,696

Sweden—2.0%
Svenska Cellulosa AB ADR	2,309,400	27,690

Switzerland—3.1%
Zurich Financial Services AG ADR	2,015,300	44,236

Taiwan—0.9%
Siliconware Precision Industries Co. ADR	2,500,000	13,375

Turkey—1.0%
Turkcell Iletisim Hizmet AS ADR	1,050,000	13,629

United Kingdom—23.3%
AstraZeneca PLC ADR	1,000,000	47,130
BAE Systems PLC ADR	1,650,000	30,789
British American Tobacco PLC ADR	450,000	28,485
Compass Group PLC ADR	3,814,400	29,295
Diageo PLC ADR	400,000	25,096
GlaxoSmithKline PLC ADR	1,200,000	40,812
International Power PLC ADR	287,700	13,004
Marks & Spencer Group PLC ADR	1,100,000	10,824
Pearson PLC ADR	2,900,000	38,135
Royal Dutch Shell PLC ADR, Class A	800,000	40,176
Unilever PLC ADR	900,000	24,057

		327,803

United States—8.5%
Accenture PLC, Class A	350,000	13,527
Axis Capital Holdings Ltd.	900,000	26,748
Copa Holdings S.A., Class A	290,000	12,824
Covidien PLC	675,000	27,121
RenaissanceRe Holdings Ltd.	700,000	39,389

		119,609

Total Common Stock (cost—$1,392,711)		1,378,999

	Principal Amount (000s)
Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $19,886; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $20,286 including accrued interest (cost—$19,886)	$19,886	19,886

Total Investments (cost—$1,412,597)—99.4%		1,398,885

Other assets less liabilities—0.6%		7,988

Net Assets—100.0%		$1,406,873

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	33

Schedule of Investments

RCM Disciplined International Equity Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—99.8%
Brazil—0.9%
Petroleo Brasileiro S.A. ADR	10,100	$347

Canada—1.1%
First Quantum Minerals Ltd.	8,630	434

China—0.9%
China Construction Bank Corp.	425,000	342

Czech Republic—0.8%
CEZ AS	7,900	322

France—11.7%
Air Liquide S.A.	5,546	560
Alstom S.A.	10,500	475
AXA S.A.	40,000	611
Danone	11,600	622
PPR S.A.	3,470	431
Sanofi-Aventis S.A.	10,900	657
Total S.A.	25,300	1,129

		4,485

Germany—7.0%
Aixtron AG	8,000	189
Bayer AG	10,694	597
Metro AG	7,500	383
SAP AG	13,804	614
Siemens AG	9,975	892

		2,675

Hong Kong—2.5%
Cheung Kong Holdings Ltd.	44,000	510
CNOOC Ltd.	256,000	434

		944

India—1.0%
ICICI Bank Ltd.	20,800	380

Indonesia—1.1%
Perusahaan Gas Negara PT	1,000,000	424

Israel—0.3%
Teva Pharmaceutical Industries Ltd. ADR	2,000	105

Italy—1.9%
Intesa Sanpaola SpA	175,000	461
Saipem SpA	8,600	262

		723

Japan—26.7%
Benesse Holdings, Inc.	11,500	524
East Japan Railway Co.	7,000	466
Elpida Memory, Inc. (b)	20,000	307
Fujitsu Ltd.	102,000	638
Ibiden Co., Ltd.	9,500	256
JGC Corp.	25,000	379
KDDI Corp.	121	577
Kuraray Co., Ltd.	56,000	657
Kurita Water Industries Ltd.	18,000	492
Nidec Corp.	6,000	502
Nintendo Co., Ltd.	2,200	646
Nippon Electric Glass Co., Ltd.	55,000	630
Nitto Denko Corp.	10,800	354
Nomura Holdings, Inc.	70,000	382
Shionogi & Co., Ltd.	22,500	467
Softbank Corp.	21,800	578
Sumitomo Metal Mining Co., Ltd.	41,000	512
Sumitomo Mitsui Financial Group, Inc.	24,700	699
T&D Holdings, Inc.	19,500	417
Yahoo! Japan Corp.	1,870	745

		10,228

	Shares	Value (000s)

Korea (Republic of)—0.5%
LG Display Co., Ltd.	5,700	$187

Netherlands—2.5%
ASML Holding NV	13,700	377
Unilever NV	20,800	568

		945

Singapore—1.5%
SembCorp Industries Ltd.	200,000	578

South Africa—1.5%
MTN Group Ltd.	22,000	288
Sasol Ltd.	8,000	284

		572

Spain—3.4%
Banco Bilbao Vizcaya Argentaria S.A.	57,200	589
Telefonica S.A.	39,000	723

		1,312

Sweden—3.1%
Elekta AB, Class B	17,000	430
Hennes & Mauritz AB, Class B	27,200	748

		1,178

Switzerland—4.6%
Actelion Ltd. (b)	11,000	412
Roche Holdings AG	5,930	816
UBS AG (b)	39,000	517

		1,745

United Kingdom—26.8%
Anglo American PLC (b)	26,500	923
BAE Systems PLC	138,000	642
Burberry Group PLC	50,000	565
Centrica PLC	117,000	516
Compass Group PLC	67,000	510
HSBC Holdings PLC	146,833	1,341
Marks & Spencer Group PLC	80,000	394
Meggitt PLC	121,000	564
Prudential PLC	94,000	709
Reckitt Benckiser Group PLC	17,125	797
Rio Tinto PLC	18,800	826
Serco Group PLC	62,600	547
Shire PLC	26,574	545
Smith & Nephew PLC	45,000	425
Standard Chartered PLC	31,000	755
Vodafone Group PLC	98,097	202

		10,261

Total Investments (cost—$44,802) (a)—99.8%		38,187

Other assets less liabilities—0.2%		79

Net Assets—100.0%		$38,266

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $37,301, representing 97.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

34	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—99.6%
Australia—2.2%
BHP Billiton Ltd.	24,706	$769

Brazil—2.9%
Petroleo Brasileiro S.A. ADR	15,390	528
Vale S.A. ADR	21,270	518

		1,046

Canada—10.9%
Barrick Gold Corp.	11,044	501
Canadian Natural Resources Ltd.	30,080	998
Goldcorp, Inc.	14,835	651
Suncor Energy, Inc.	35,475	1,044
Teck Resources Ltd., Class B	22,375	662

		3,856

France—2.5%
Air Liquide S.A.	5,101	515
Vallourec S.A.	2,115	365

		880

Luxembourg—1.2%
ArcelorMittal	16,075	431

Netherlands—2.5%
Core Laboratories NV	5,895	870

Switzerland—1.0%
Noble Corp. (b)	11,675	361

United Kingdom—8.8%
Anglo American PLC (b)	12,610	439
Rio Tinto PLC	16,020	703
Royal Dutch Shell PLC, Class A	57,875	1,461
Xstrata PLC	38,635	506

		3,109

United States—67.6%
Air Products & Chemicals, Inc.	10,750	697
Allegheny Technologies, Inc.	20,670	913
Alpha Natural Resources, Inc. (b)	23,945	811
Anadarko Petroleum Corp.	9,500	343
Baker Hughes, Inc.	9,100	378
Cameron International Corp. (b)	39,900	1,298
Cliffs Natural Resources, Inc.	11,180	527
Concho Resources, Inc. (b)	8,370	463
Consol Energy, Inc.	22,525	760
CSX Corp.	12,790	635
Devon Energy Corp.	12,430	757
EOG Resources, Inc.	7,165	705
Exxon Mobil Corp.	19,100	1,090
FMC Technologies, Inc. (b)	7,215	380
Freeport-McMoRan Copper & Gold, Inc.	11,160	660
Halliburton Co.	46,615	1,144
Marathon Oil Corp.	34,000	1,057
National-Oilwell Varco, Inc.	14,985	496
Newfield Exploration Co. (b)	15,990	781
Newmont Mining Corp.	9,110	562
Noble Energy, Inc.	11,580	699
Norfolk Southern Corp.	11,875	630
Occidental Petroleum Corp.	14,260	1,100
Peabody Energy Corp.	14,035	549
PetroHawk Energy Corp. (b)	43,800	743
Pioneer National Resources Co.	7,210	429
Range Resources Corp.	8,565	344
Schlumberger Ltd.	27,730	1,535
Southwestern Energy Co. (b)	32,940	1,273
Titanium Metals Corp. (b)	18,680	329
U.S. Steel Corp.	15,155	584
Valero Energy Corp.	69,220	1,245

		23,917

Total Common Stock (cost—$36,727)		35,239

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $459; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $469 including accrued interest (cost—$459)	$459	$459

Total Investments (cost—$37,186) (a)—100.9%		35,698

Liabilities in excess of other assets—(0.9)%		(332)

Net Assets—100.0%		$35,366

Notes to Schedule of Investments (amounts in thousands):
(a) Fair-Valued—Securities with an aggregate value of $5,189, representing 14.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	35

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.7%
Australia—0.4%
Mount Gibson Iron Ltd. (b)	219,724	$278

Austria—0.6%
Andritz AG	7,668	428

Canada—0.6%
MDC Partners, Inc., Class A	36,185	386

China—1.2%
Beijing Jingkelong Co., Ltd.	409,000	470
Peace Mark Holdings Ltd. (b)(c)	932,000	—
Skyworth Digital Holdings Ltd.	534,000	353

		823

Denmark—1.4%
D/S Norden	8,609	297
SimCorp A/S	2,496	398
Sydbank A/S (b)	13,461	274

		969

Finland—1.7%
Nokian Renkaat Oyj	18,835	461
Outotec Oyj	10,568	329
Talvivaara Mining Co. PLC (b)	58,335	315

		1,105

France—1.2%
Saft Groupe S.A.	12,800	388
Sartorius Stedim Biotech	9,710	404

		792

Germany—2.7%
Delticom AG	8,840	412
Dialog Semiconductor PLC (b)	36,430	432
Joyou AG (b)	15,345	298
Rheinmetall AG	5,575	318
Software AG	3,150	324

		1,784

Hong Kong—1.1%
AMVIG Holdings Ltd.	686,000	359
Peak Sport Products Co., Ltd.	582,000	383

		742

Ireland—1.4%
ICON PLC ADR (b)	14,690	424
Paddy Power PLC	15,805	491

		915

Israel—1.5%
Mellanox Technologies Ltd. (b)	21,525	472
Radware Ltd. (b)	25,910	530

		1,002

Japan—11.1%
Accordia Golf Co., Ltd.	605	598
Culture Convenience Club Co., Ltd.	58,400	273
EPS Co., Ltd.	107	270
Keihin Corp.	24,000	414
Kuraray Co., Ltd.	16,800	197
Maruwa Co. Ltd.	23,400	523
Message Co., Ltd.	122	265
Nichicon Corp.	32,900	399
Nihon Unisys Ltd.	33,500	243
Nipro Corp.	12,100	231
Noritz Corp.	33,800	555
Osaki Electric Co., Ltd.	42,500	341
Pigeon Corp.	7,100	262
Sanyo Special Steel Co., Ltd. (b)	53,000	239
Satori Electric Co., Ltd.	37,300	295
Taikisha Ltd.	17,800	279
Takeuchi Manufacturing Co., Ltd. (b)	30,900	357

	Shares	Value (000s)

Tokyo Ohka Kogyo Co., Ltd.	26,200	$442
Tokyo Tatemono Co., Ltd.	84,000	259
UNY Co., Ltd.	76,000	578
Yokogawa Electric Corp.	64,300	398

		7,418

Korea (Republic of)—1.8%
Hyundai Department Store Co., Ltd.	5,198	496
Silicon Works Co., Ltd. (b)	3,208	207
Woongjin Thinkbig Co., Ltd.	22,540	466

		1,169

Netherlands—2.4%
ASM International NV (b)	21,325	418
Eurand NV (b)	33,585	326
Imtech NV	12,715	327
Nutreco Holding NV	5,090	273
SNS REAAL NV (b)	53,630	231

		1,575

Norway—0.9%
Prosafe SE	56,145	224
Schibsted ASA	18,800	360

		584

Philippines—0.5%
Energy Development Corp.	3,733,000	355

Sweden—1.8%
Axis Communications AB	28,910	331
Elekta AB, Class B	18,146	459
JM AB	32,449	434

		1,224

Switzerland—3.8%
Aryzta AG	12,465	474
Clariant AG (b)	26,740	339
Dufry Group (b)	6,434	481
Galenica AG	1,026	398
Temenos Group AG (b)	17,633	424
Vetropack Holding AG	261	436

		2,552

Taiwan—1.0%
China Airlines Ltd. (b)	713,000	363
Radium Life Tech Co., Ltd. (b)	352,000	297

		660

United Kingdom—6.2%
Ashmore Group PLC	78,245	282
Chemring Group PLC	8,490	376
Croda International PLC	30,840	462
Daily Mail & General Trust PLC	49,300	321
Derwent London PLC, REIT	17,780	331
Hikma Pharmaceuticals PLC	49,295	523
Hunting PLC	45,570	303
John Wood Group PLC	69,800	324
Michael Page International PLC	84,420	467
Restaurant Group PLC	127,070	396
Weir Group PLC	23,900	367

		4,152

United States—55.4%
3PAR, Inc. (b)	45,680	425
A. Schulman, Inc.	14,380	273
Acme Packet, Inc. (b)	22,580	607
Actuant Corp., Class A	25,475	480
Alexion Pharmaceuticals, Inc. (b)	5,360	274
American Public Education, Inc. (b)	10,035	439
Amerigon, Inc. (b)	39,470	291
ArcSight, Inc. (b)	22,710	508
Art Technology Group, Inc. (b)	151,065	517
Aruba Networks, Inc. (b)	34,445	490

	Shares	Value (000s)

Atlas Air Worldwide Holdings, Inc. (b)	8,545	$406
Atmel Corp. (b)	84,430	405
Barnes Group, Inc.	28,030	459
BE Aerospace, Inc. (b)	19,080	485
Carpenter Technology Corp.	11,770	386
Carrizo Oil & Gas, Inc. (b)	28,075	436
Cheesecake Factory, Inc. (b)	21,380	476
Chico’s FAS, Inc.	29,920	296
Ciena Corp. (b)	34,955	443
Citi Trends, Inc. (b)	13,830	456
Clean Harbors, Inc. (b)	8,380	557
Codexis, Inc. (b)	31,035	272
Commvault Systems, Inc. (b)	28,800	648
Diamond Foods, Inc.	11,460	471
Dionex Corp. (b)	5,015	373
Dril-Quip, Inc. (b)	6,510	287
Emergency Medical Services Corp., Class A (b)	8,465	415
Emulex Corp. (b)	41,425	380
Fairchild Semiconductor International, Inc. (b)	27,600	232
Genesee & Wyoming, Inc., Class A (b)	9,725	363
Genoptix, Inc. (b)	10,220	176
Gentiva Health Services, Inc. (b)	12,770	345
G-III Apparel Group Ltd. (b)	17,280	396
Goodrich Petroleum Corp. (b)	30,415	365
Gymboree Corp. (b)	9,085	388
Halozyme Therapeutics, Inc. (b)	34,840	245
HeartWare International, Inc. (b)	5,730	402
Health Management Associates, Inc., Class A (b)	46,795	364
HMS Holdings Corp. (b)	8,535	463
Human Genome Sciences, Inc. (b)	8,970	203
Iberiabank Corp.	6,922	356
Internet Brands, Inc., Class A (b)	52,825	546
IPC The Hospitalist Co., Inc. (b)	15,725	395
Janus Capital Group, Inc.	29,595	263
Key Energy Services, Inc. (b)	43,835	402
Korn/Ferry International (b)	21,595	300
Liberty Media Corp.—Capital, Ser. A (b)	9,585	402
Maidenform Brands, Inc. (b)	20,430	416
Marten Transport Ltd. (b)	19,300	401
Masimo Corp.	13,440	320
MedAssets, Inc. (b)	20,025	462
Meritage Homes Corp. (b)	14,380	234
Monolithic Power Systems, Inc. (b)	19,950	356
Natus Medical, Inc. (b)	29,895	487
Netezza Corp. (b)	39,495	540
Netlogic Microsystems, Inc. (b)	22,140	602
NewStar Financial, Inc. (b)	62,365	397
NuVasive, Inc. (b)	12,270	435
Oclaro, Inc. (b)	32,505	360
OfficeMax, Inc. (b)	30,905	404
Olin Corp.	21,500	389
Onyx Pharmaceuticals, Inc. (b)	8,045	174
Packaging Corp. of America	18,930	417
PH Glatfelter Co.	29,155	316
Pharmasset, Inc. (b)	10,005	274
Polaris Industries, Inc.	10,040	548
Polycom, Inc. (b)	11,615	346
Popular, Inc. (b)	142,550	382
Rackspace Hosting, Inc. (b)	30,595	561
RightNow Technologies, Inc. (b)	38,210	599
Sirona Dental Systems, Inc. (b)	13,120	457
Snap-On, Inc.	9,140	374
Solera Holdings, Inc.	13,464	487
SPS Commerce, Inc. (b)	23,349	271
Stifel Financial Corp. (b)	10,295	447
Sun Healthcare Group, Inc. (b)	32,250	261
Sunstone Hotel Investors, Inc., REIT (b)	31,480	313

36	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2010

	Shares	Value (000s)

Tempur-Pedic International, Inc. (b)	13,030	$401
Teradyne, Inc. (b)	36,440	355
Thoratec Corp. (b)	7,395	316
TiVo, Inc. (b)	37,690	278
Tractor Supply Co.	6,215	379
Ultimate Software Group, Inc. (b)	12,475	410
Under Armour, Inc., Class A (b)	14,695	487
United Natural Foods, Inc. (b)	14,545	435
United Therapeutics Corp. (b)	4,700	229
USA Truck, Inc. (b)	18,300	295
Veeco Instruments, Inc. (b)	14,090	483
Vocus, Inc. (b)	30,550	467
Volcano Corp. (b)	21,970	479
Warnaco Group, Inc. (b)	6,240	225
WESCO International, Inc. (b)	11,600	391
Western Alliance Bancorp (b)	47,225	339
WMS Industries, Inc. (b)	9,705	381

		36,941

Total Common Stock (cost—$67,743)		65,854

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $494; collateralized by Fannie Mae, 4.10%, due 12/17/18, valued at $508 including accrued interest (cost—$494)	$494	494

Total Investments (cost—$68,237) (a)—99.5%		66,348

Other assets less liabilities—0.5%		364

Net Assets—100.0%		$66,712

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $24,527, representing 36.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	37

Schedule of Investments

RCM Technology Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—86.6%
Auto Components—0.2%
Johnson Controls, Inc.	52,225	$1,403

Automobiles—0.0%
Tesla Motors, Inc. (c)	6,200	148

Communications Equipment—13.6%
Acme Packet, Inc. (c)	59,390	1,596
ADTRAN, Inc.	739,485	20,166
Ciena Corp. (c)	237,755	3,015
Cisco Systems, Inc. (b)(c)	1,062,510	22,642
F5 Networks, Inc. (b)(c)	641,870	44,013
HTC Corp.	74,150	985
JDS Uniphase Corp. (c)	377,604	3,715
Juniper Networks, Inc. (b)(c)	15,895	363
Motorola, Inc. (c)	35,620	232
Polycom, Inc. (c)	381,695	11,371
Riverbed Technology, Inc. (c)	191,980	5,302
Tellabs, Inc.	1,897,300	12,124

		125,524

Computers & Peripherals—13.1%
Acer, Inc. GDR	6,210	75
Apple, Inc. (b)(c)	247,015	62,132
EMC Corp. (b)(c)	1,034,240	18,926
Hewlett-Packard Co.	1,000	43
NetApp, Inc. (c)	583,540	21,772
SanDisk Corp. (c)	429,360	18,063

		121,011

Construction & Engineering—0.0%
Fluor Corp.	970	41

Diversified Telecommunication Services—0.2%
China Telecom Corp. Ltd. ADR	35,330	1,693

Electrical Equipment—2.1%
Cooper Industries PLC	199,000	8,756
SMA Solar Technology AG	100,970	10,342

		19,098

Electronic Equipment, Instruments & Components—4.6%
Amphenol Corp., Class A	182,380	7,164
Hitachi Ltd. (c)	4,902,000	17,805
Itron, Inc. (b)(c)	156,385	9,668
LG Innotek Co., Ltd.	57,950	7,605

		42,242

Financial Services—0.0%
MasterCard, Inc., Class A	1,000	199
Visa, Inc., Class A (b)	3,330	236

		435

Health Care Technology—0.2%
athenahealth, Inc. (c)	87,135	2,277

Hotels, Restaurants & Leisure—0.7%
Ctrip.com International Ltd. ADR (c)	184,170	6,918

Internet & Catalog Retail—7.2%
Amazon.com, Inc. (b)(c)	182,495	19,939
Expedia, Inc.	63,025	1,184
NetFlix, Inc. (b)(c)	414,850	45,073

		66,196

Internet Software & Services—10.6%
Akamai Technologies, Inc. (c)	977,220	39,646
Alibaba.com Ltd.	132,000	260
Baidu, Inc. ADR (b)(c)	584,985	39,826
eBay, Inc. (c)	200	4
Equinix, Inc. (b)(c)	1,000	81

	Shares	Value (000s)

Google, Inc., Class A (b)(c)	11,230	$4,996
Netease.com ADR (c)	166,883	5,292
SINA Corp. (c)	24,895	878
WebMD Health Corp. (c)	149,100	6,923
Yahoo! Japan Corp.	873	348

		98,254

IT Services—2.5%
Cognizant Technology Solutions Corp., Class A (c)	459,160	22,986

Media—0.1%
CBS Corp., Class B	47,820	619

Semiconductors & Semiconductor Equipment—14.1%
Aixtron AG	580,775	13,730
Analog Devices, Inc.	572,585	15,952
ASM Pacific Technology Ltd.	234,200	1,819
Broadcom Corp., Class A	552,560	18,218
Cirrus Logic, Inc. (c)	307,410	4,860
Cree, Inc. (c)	213,915	12,841
Cypress Semiconductor Corp. (c)	731,280	7,342
Epistar Corp.	368,000	950
Fairchild Semiconductor International, Inc. (c)	71,230	599
First Solar, Inc. (c)	69,315	7,890
Infineon Technologies AG (c)	75,756	439
Intel Corp.	323,640	6,295
International Rectifier Corp. (c)	67,050	1,248
Lam Research Corp. (c)	278,630	10,605
ON Semiconductor Corp. (c)	1,543,645	9,849
Rubicon Technology, Inc. (c)	49,845	1,485
Seoul Semiconductor Co., Ltd.	88,907	3,144
Solarworld AG	2,050	23
SunPower Corp., Class B (c)	790,705	8,540
Taiwan Semiconductor Manufacturing Co., Ltd.	682,923	1,277
Veeco Instruments, Inc. (c)	91,425	3,134

		130,240

Software—16.7%
Activision Blizzard, Inc. (b)	214,480	2,250
Adobe Systems, Inc. (c)	1,000	26
AsiaInfo Holdings, Inc. (c)	31,735	694
Autonomy Corp. PLC (c)	113,825	3,103
Concur Technologies, Inc. (c)	38,630	1,649
Informatica Corp. (c)	298,405	7,126
Intuit, Inc. (c)	647,440	22,512
Longtop Financial Technologies Ltd. ADR (c)	108,035	3,500
Microsoft Corp. (b)	485,010	11,160
Nuance Communications, Inc. (c)	113,395	1,695
Oracle Corp. (b)	6,300	135
Red Hat, Inc. (c)	51,065	1,478
Salesforce.com, Inc. (b)(c)	582,898	50,024
SuccessFactors, Inc. (c)	1,091,500	22,692
Symantec Corp. (c)	100	1
TIBCO Software, Inc. (c)	1,610,915	19,428
VMware, Inc., Class A (c)	117,100	7,329

		154,802

Wireless Telecommunication Services—0.7%
American Tower Corp., Class A (c)	290	13
SBA Communications Corp., Class A (c)	193,070	6,566

		6,579

Total Common Stock (cost—$638,903)		800,466

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—8.5%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10 proceeds $78,938; collateralized by Fannie Mae, 4.10%, due 12/17/18, valued at $19,757 including accrued interest; Federal Home Loan Bank, 0.42%, due 9/21/10, valued at $32,350 including accrued interest; Freddie Mac, 6.875%, due 9/15/10, valued at $26,347 including accrued interest; and U.S. Treasury Bills, 0.104%, due 12/23/10, valued at $2,064 including (cost—$78,938)	$78,938	$78,938

OPTIONS PURCHASED (c)—6.4%
	Contracts
Call Options—2.8%
Activision Blizzard, Inc. (CBOE), strike price $15, expires 1/22/11	31,240	562
Amazon.com, Inc. (CBOE), strike price $135, expires 1/22/11	2,528	1,638
American Tower Corp. (CBOE), strike price $40, expires 1/22/11	2,800	1,960
Apple, Inc. (CBOE), strike price $220, expires 1/22/11	400	2,032
strike price $220, expires 1/21/12	1,170	8,260
Google, Inc. (CBOE), strike price $540, expires 9/18/10	806	266
Hewlett-Packard Co. (CBOE), strike price $50, expires 1/22/11	5,000	900
Itron, Inc. (CBOE), strike price $70, expires 1/22/11	770	362
Longtop Financial Technologies Ltd. (CBOE), strike price $35, expires 9/18/10	4,470	1,028
Riverbed Technology, Inc. (CBOE), strike price $25, expires 1/22/11	6,400	3,648
SanDisk Corp. (CBOE), strike price $34, expires 7/17/10	5,000	4,925

		25,581

Put Options—3.6%
SPDR Euro Stoxx 50 Price Index (CBOE), strike price $34, expires 7/17/10	8,728	3,099
SPDR S&P 500 ETF Trust (CBOE), strike price $107, expires 8/21/10	46,000	30,406

		33,505

Total Options Purchased (cost—$47,234)		59,086

Total Investments before options written and securities sold short (cost—$765,075)—101.5%		938,490

38	Allianz Funds Annual Report	6.30.10

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2010

	Contracts	Value (000s)

OPTIONS WRITTEN (c)—(6.3)%
Call Options—(0.8)%
Akamai Technologies, Inc. (CBOE), strike price $46, expires 8/21/10	4,513	$(596)
Apple, Inc. (CBOE), strike price $310, expires 1/22/11	850	(999)
Baidu, Inc. ADR (CBOE), strike price $80, expires 7/17/10	2,000	(60)
Cognizant Technology Solutions Corp. (CBOE), strike price $55, expires 7/17/10	2,500	(50)
Ctrip.com International Ltd. ADR (CBOE), strike price $40, expires 7/17/10	1,157	(120)
Cypress Semiconductor Corp. (CBOE), strike price $11, expires 7/17/10	7,312	(73)
Hewlett-Packard Co. (CBOE), strike price $60, expires 1/22/11	12,300	(418)
NetFlix, Inc. (CBOE), strike price $125, expires 9/18/10	1,700	(1,020)
strike price $135, expires 9/18/10	1,200	(444)
Salesforce.com, Inc. (CBOE), strike price $95, expires 8/21/10	2,320	(773)
SanDisk Corp. (CBOE), strike price $40, expires 7/17/10	6,000	(2,040)
Vmware, Inc. (CBOE), strike price $55, expires 7/17/10	880	(792)

		(7,385)

Put Options—(5.5)%
Activision Blizzard, Inc. (CBOE), strike price $10, expires 1/22/11	25,000	(2,325)
Adobe Systems, Inc. (CBOE), strike price $30, expires 7/17/10	5,000	(1,725)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	1,028	(1,177)
American Tower Corp. (CBOE), strike price $35, expires 1/22/11	7,280	(801)
Apple, Inc. (CBOE), strike price $175, expires 1/22/11	800	(580)
strike price $180, expires 1/21/12	770	(1,575)
strike price $190, expires 1/21/12	400	(944)
strike price $210, expires 1/22/11	850	(1,334)
Autodesk, Inc. (CBOE), strike price $25, expires 7/17/10	4,000	(460)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/22/11	8,000	(2,120)

	Contracts	Value (000s)

Equinix, Inc. (CBOE), strike price $55, expires 1/22/11	660	$(144)
First Solar, Inc. (CBOE), strike price $100, expires 9/18/10	1,400	(889)
Google, Inc. (CBOE), strike price $460, expires 9/18/10	600	(2,148)
Hewlett-Packard Co. (CBOE), strike price $40, expires 1/22/11	12,300	(3,653)
Itron, Inc. (CBOE), strike price $55, expires 8/21/10	1,600	(244)
strike price $60, expires 1/22/11	770	(524)
Longtop Financial Technologies Ltd. (CBOE), strike price $25, expires 9/18/10	4,470	(335)
Microsoft Corp. (CBOE), strike price $22.50, expires 1/22/11	40,600	(9,054)
Motorola, Inc. (CBOE), strike price $5, expires 1/22/11	42,600	(980)
Polycom, Inc. (CBOE), strike price $20, expires 7/17/10	2,014	(45)
Riverbed Technology, Inc. (CBOE), strike price $20, expires 1/22/11	6,400	(912)
SAP AG ADR (CBOE), strike price $40, expires 9/18/10	3,000	(292)
Seagate Technology LLC (CBOE), strike price $14, expires 9/18/10	2,660	(394)
Sohu.com, Inc. (CBOE), strike price $40, expires 9/18/10	629	(182)
SPDR Euro Stoxx 50 Price Index (CBOE), strike price $30, expires 7/17/10	8,728	(785)
SPDR S&P 500 ETF Trust (CBOE), strike price $100, expires 8/21/10	46,000	(16,882)
Western Digital Corp. (CBOE), strike price $31, expires 10/16/10	1,300	(429)

		(50,933)

Total Options Written (premiums received—$62,932)		(58,318)

SECURITIES SOLD SHORT—(6.8)%
	Shares
Chemicals—(0.0)%
Monsanto Co.	100	(5)
Mosaic Co.	100	(4)

		(9)

Communications Equipment—(0.2)%
Research In Motion Ltd. (c)	28,075	(1,383)

	Shares	Value (000s)

Computers & Peripherals—(0.7)%
Seagate Technology (c)	237,900	$(3,102)
Western Digital Corp. (c)	114,000	(3,438)

		(6,540)

Exchange-Traded Funds—(2.1)%
iShares MSCI Emerging Markets Index Fund	282,240	(10,533)
SPDR S&P 500 ETF Trust, Ser. 1	83,500	(8,619)

		(19,152)

Internet Software & Services—(1.1)%
Sohu.com, Inc. (c)	63,000	(2,589)
Tencent Holdings Ltd.	474,600	(7,863)

		(10,452)

Semiconductors & Semiconductor Equipment—(1.3)%
ASML Holding NV	100	(3)
Elpida Memory, Inc. (c)	136,500	(2,037)
Micron Technology, Inc. (c)	501,545	(4,258)
Q-Cells SE (c)	37,395	(238)
SunPower Corp., Class A (c)	478,100	(5,785)

		(12,321)

Software—(1.4)%
SAP AG ADR	300,000	(13,290)

Total Securities Sold Short (proceeds—$76,234)		(63,147)

Total Investments net of options written and securities sold short (cost—$625,909) (a)—88.4%		817,025

Other assets less other liabilities—11.6%		107,295

Net Assets—100.0%		$924,320

Notes to Schedule of Investments (amounts in thousands):

(a) Securities with an aggregate value of $53,729, representing 5.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
ETF—Exchange-Traded Fund
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	39

Schedule of Investments

RCM Wellness Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—93.1%
Biotechnology—11.8%
AEterna Zentaris, Inc. (c)	820,000	$943
Amylin Pharmaceuticals, Inc. (c)	33,750	634
Celgene Corp. (c)	43,390	2,205
Codexis, Inc. (c)	32,205	282
Exact Sciences Corp. (c)	150,864	664
Gilead Sciences, Inc. (c)	72,490	2,485
Human Genome Sciences, Inc. (c)	93,300	2,114
Keryx Biopharmaceuticals, Inc. (c)	124,300	455
Momenta Pharmaceuticals, Inc. (c)	25,935	318
Onyx Pharmaceuticals, Inc. (c)	43,500	939
Pharmasset, Inc. (c)	32,300	883
United Therapeutics Corp. (c)	24,375	1,190
Vertex Pharmaceuticals, Inc. (c)	33,300	1,096

		14,208

Electronic Equipment, Instruments & Components—0.9%
Agilent Technologies, Inc. (c)	40,340	1,147

Food & Staples Retailing—1.2%
United Natural Foods, Inc. (c)	47,730	1,426

Food Products—5.1%
Danone	21,925	1,176
General Mills, Inc.	59,680	2,120
Leroy Seafood Group ASA	29,375	544
Marine Harvest ASA	1,610,075	1,063
Nutreco Holding NV	23,320	1,252

		6,155

Health Care Equipment & Supplies—19.1%
Alcon, Inc.	27,100	4,016
Cie Generale d’Optique Essilor International S.A.	21,955	1,305
Edwards Lifesciences Corp. (c)	81,090	4,542
Hansen Medical, Inc. (c)	322,684	687
Intuitive Surgical, Inc. (c)	3,745	1,182
MAKO Surgical Corp. (c)	49,000	610
Medtronic, Inc.	46,600	1,690
NuVasive, Inc. (c)	61,800	2,191
Volcano Corp. (c)	82,115	1,792
Zimmer Holdings, Inc. (c)	92,500	5,000

		23,015

Health Care Providers & Services—24.9%
AmerisourceBergen Corp.	96,500	3,064
Cardinal Health, Inc. (b)	182,300	6,127
Community Health Systems, Inc. (c)	67,875	2,295
Express Scripts, Inc. (b)(c)	159,600	7,504
Fresenius Medical Care AG & Co. KGaA	46,100	2,487
McKesson Corp.	51,965	3,490
Medco Health Solutions, Inc. (c)	32,145	1,771
UnitedHealth Group, Inc. (b)	117,700	3,343

		30,081

Health Care Technology—1.0%
Cerner Corp. (c)	15,900	1,207

Life Sciences Tools & Services—8.2%
Illumina, Inc. (c)	35,235	1,534
Life Technologies Corp. (c)	56,300	2,660
Mettler Toledo International, Inc. (c)	7,035	785
QIAGEN NV (c)	61,650	1,185
Thermo Fisher Scientific, Inc. (c)	76,100	3,733

		9,897

	Shares	Value (000s)

Personal Products—2.5%
Herbalife Ltd.	37,400	$1,722
NBTY, Inc. (c)	36,600	1,245

		2,967

Pharmaceuticals—16.1%
Allergan, Inc.	70,700	4,119
Bayer AG	34,745	1,942
Mylan, Inc. (c)	64,500	1,099
Perrigo Co.	27,600	1,630
Pfizer, Inc.	102,565	1,463
Sanofi-Aventis S.A.	27,075	1,631
Shire PLC	172,000	3,528
Teva Pharmaceutical Industries Ltd. ADR	78,500	4,081

		19,493

Specialty Retail—1.2%
Vitamin Shoppe, Inc. (c)	55,000	1,411

Textiles, Apparel & Luxury Goods—1.1%
Lululemon Athletica, Inc. (c)	22,200	826
Peak Sport Products Co., Ltd.	835,000	550

		1,376

Total Common Stock (cost—$105,343)		112,383

	Principal Amount (000s)
Repurchase Agreement—4.3%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $5,177; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $5,283 including accrued interest (cost—$5,177)	$5,177	5,177

OPTIONS PURCHASED (c)—0.0%
	Contracts
Call Options—0.0%
Aetna, Inc. (CBOE), strike price $31, expires 7/17/10 (cost—$145)	464	2

Total Investments before options written (cost—$110,665)—97.4%		117,562

OPTIONS WRITTEN (c)—(0.3)%
Call Options—(0.0)%
Aetna, Inc. (CBOE), strike price $38, expires 7/17/10	464	(1)
Express Scripts, Inc. (CBOE), strike price $57.50, expires 8/21/10	560	(8)

		(9)

	Contracts	Value (000s)

Put Options—(0.3)%
Aetna, Inc. (CBOE), strike price $29, expires 7/17/10	464	$(130)
strike price $25, expires 1/22/11	520	(114)
Medco Health Solutions, Inc. (CBOE), strike price $60, expires 1/22/11	112	(84)

		(328)

Total Options Written (premiums received—$412)		(337)

Total Investments net of options written (cost—$110,253) (a)—97.1%		117,225

Other assets less other liabilities—2.9%		3,528

Net Assets—100.0%		$120,753

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $15,478, representing 12.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

40	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	41

Statements of Assets and Liabilities

June 30, 2010
Amounts in thousands, except per share amounts	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International	AGIC Pacific Rim
Assets:
Investments, at value	$112,829	$39,504	$94,759	$131,236
Cash	773	—	1	1
Foreign currency, at value	638	535	134	449
Receivable for investments sold	1,282	—	1,425	4,577
Receivable for Fund shares sold	34	5	38	64
Dividends and interest receivable (net of foreign taxes)	331	29	113	317
Tax reclaim receivable	52	94	175	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	9	3	31	23
Other assets	—	—	—	—
Total Assets	115,948	40,170	96,676	136,667
Liabilities:
Payable for investments purchased	1,094	467	1,087	3,158
Payable for securities sold short	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	180	91	164	192
Dividends payable	—	—	—	—
Investment Advisory fees payable	87	23	49	103
Administration fees payable	203	13	37	54
Distribution fees payable	10	7	15	23
Servicing fees payable	11	4	11	20
Trustee Deferred Compensation Plan (see Note 4)	9	3	31	23
Accrued expenses	73	7	—	4
Total Liabilities	1,667	615	1,394	3,577
Net Assets	$114,281	$39,555	$95,282	$133,090
Net Assets Consist of:
Paid-in-capital	$184,420	$63,968	$302,975	$220,992
Undistributed (dividends in excess of) net investment income	(51)	54	1,633	96
Accumulated net realized loss	(80,635)	(24,539)	(207,622)	(79,031)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short and foreign currency transactions	10,547	72	(1,704)	(8,967)
Net Assets	$114,281	$39,555	$95,282	$133,090
Net Assets:
Class A	$30,296	$8,357	$24,443	$28,200
Class B	—	4,914	—	10,606
Class C	15,855	4,599	22,865	24,627
Class D	4,458	1,621	3,772	30,513
Class R	—	519	56	—
Class P	477	106	1,326	3,461
Institutional Class	63,195	19,422	42,812	35,683
Administrative Class	—	17	8	—
Shares Issued and Outstanding:
Class A	1,475	670	2,195	2,811
Class B	—	422	—	1,117
Class C	786	393	2,077	2,613
Class D	214	130	341	3,051
Class R	—	43	5	—
Class P	23	8	120	337
Institutional Class	3,063	1,503	3,850	3,458
Administrative Class	—	1	1	—
Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$20.54	$12.47	$11.13	$10.03
Class B	—	11.66	—	9.50
Class C	20.18	11.69	11.01	9.43
Class D	20.88	12.48	11.05	10.00
Class R	—	12.22	11.02	—
Class P	20.36	12.89	11.04	10.28
Institutional Class	20.63	12.92	11.12	10.32
Administrative Class	—	12.65	11.60	—

Cost of Investments	$102,211	$39,445	$96,460	$140,192
Cost of Foreign Currency	$633	$534	$134	$446
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

42	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

NFJ International Value	RCM Disciplined International Equity	RCM Global Resources	RCM Global Small-Cap	RCM Technology	RCM Wellness

$1,398,885	$38,187	$35,698	$66,348	$938,490	$117,562
—	97	—	1	—	1
—	105	11	357	22,560	—
—	—	357	833	204,096	10,447
4,465	13	58	13	3,340	84
7,438	76	21	64	121	51
128	41	1	37	30	53
72	5	2	14	83	10
—	—	—	—	—	2
1,410,988	38,524	36,148	67,667	1,168,720	128,210

—	105	588	697	119,645	6,876
—	—	—	—	63,147	—
—	—	—	—	58,318	337
2,600	96	146	139	1,952	75
—	—	—	—	1	—
710	16	22	55	754	84
412	16	13	25	298	42
127	13	5	13	86	7
194	7	6	12	116	26
72	5	2	14	83	10
—	—	—	—	—	—
4,115	258	782	955	244,400	7,457
$1,406,873	$38,266	$35,366	$66,712	$924,320	$120,753

$1,988,889	$66,808	$52,654	$121,069	$1,002,065	$140,347
15,869	675	(31)	(124)	(83)	(8)
(584,165)	(22,604)	(15,772)	(52,337)	(269,041)	(26,557)
(13,720)	(6,613)	(1,485)	(1,896)	191,379	6,971
$1,406,873	$38,266	$35,366	$66,712	$924,320	$120,753

$652,504	$11,939	$12,147	$23,236	$265,428	$13,684
—	3,384	—	8,108	13,773	4,254
200,149	17,471	7,563	10,860	106,113	7,141
68,374	949	5,037	13,231	150,734	95,674
224	—	—	—	—	—
102,442	—	384	521	16,111	—
383,171	4,425	10,235	10,756	331,567	—
9	98	—	—	40,594	—

38,453	1,189	973	1,222	7,563	606
—	341	—	454	422	201
11,890	1,762	624	608	3,252	337
4,033	94	404	696	4,343	4,238
13	—	—	—	—	—
6,003	—	30	26	444	—
22,434	432	811	545	9,111	—
1	10	—	—	1,131	—

$16.97	$10.04	$12.48	$19.01	$35.09	$22.58
—	9.94	—	17.86	32.65	21.18
16.83	9.91	12.12	17.85	32.63	21.19
16.95	10.10	12.48	19.01	34.71	22.57
17.11	—	—	—	—	—
17.07	—	12.57	19.74	36.32	—
17.08	10.23	12.62	19.76	36.39	—
17.06	10.34	—	—	35.88	—

$1,412,597	$44,802	$37,186	$68,237	$765,075	$110,665
$—	$104	$11	$359	$22,458	$—
$—	$—	$—	$—	$62,932	$412
$—	$—	$—	$—	$76,234	$—

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	43

Statements of Operations

Year ended June 30, 2010
Amounts in thousands	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International	AGIC Pacific Rim

Investment Income:
Interest	$4	$—	$—	$1
Dividends, net of foreign withholding taxes (see Note 1(h))	2,002	631	3,665	3,133
Miscellaneous income	4	3	—	6
Total Income	2,010	634	3,665	3,140

Expenses:
Investment advisory fees	836	214	800	1,510
Administration fees	453	136	646	846
Distribution fees — Class B	—	59	—	107
Distribution fees — Class C	127	42	244	232
Distribution fees — Class R	—	2	—	—
Servicing fees — Class A	85	22	87	86
Servicing fees — Class B	—	20	—	36
Servicing fees — Class C	42	14	81	78
Servicing fees — Class D	20	5	14	97
Servicing fees — Class R	—	1	—	—
Distribution and/or servicing fees — Administrative Class	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	10	3	14	18
Custodian fees	143	27	—	—
Interest expense	12	—	8	3
Tax expense	9	1	1	—
Miscellaneous expense	4	—	—	—
Total Expenses	1,741	546	1,895	3,013
Less: Investment Management fees waived/reimbursement	(79)	—	—	—
Net Expenses	1,662	546	1,895	3,013
Net Investment Income (Loss)	348	88	1,770	127

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,900	976	10,165	(1,393)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Swaps	—	—	—	—
Foreign currency transactions	(227)	(45)	(44)	(124)
Payments from Affiliates (see Note 9)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(5,471)	(1,430)	(3,277)	16,107
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	7	13	(13)	(19)
Net Realized and Change in Unrealized Gain (Loss)	9,209	(486)	6,831	14,571
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$9,557	$(398)	$8,601	$14,698
*	Less than $500.

44	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

NFJ International Value	RCM Disciplined International Equity	RCM Global Resources	RCM Global Small-Cap	RCM Technology	RCM Wellness

$13	$—	$—	$—	$36	$1
41,710	1,101	327	701	3,793	1,165
—	—	—	—	108	4
41,723	1,101	327	701	3,937	1,170

8,370	226	278	785	9,491	1,042
6,452	235	173	352	3,840	542
—	39	—	86	133	41
1,531	155	70	95	843	61
—	—	—	—	—	—
1,645	32	37	62	739	35
—	13	—	29	44	14
510	52	23	32	281	20
238	2	13	40	397	257
—	—	—	—	—	—
—	—	—	—	98	—
—	—	—	—	756	—
155	5	4	8	116	14
—	—	—	—	—	—
—	—	2	2	13	—
—	1	—	—	—	1
—	—	—	—	—	—
18,901	760	600	1,491	16,751	2,027
(95)	—	—	(39)	—	—
18,806	760	600	1,452	16,751	2,027
22,917	341	(273)	(751)	(12,814)	(857)

(45,230)	300	4,732	20,710	181,786	28,598
—	—	—	—	24,602	161
—	—	—	—	(10,330)	—
—	—	—	—	(1,094)	—
15	(45)	(38)	(170)	134	27
—	—	15	—	— *	—

150,939	2,258	(3,018)	(5,251)	22,988	(3,672)
—	—	—	—	(24,425)	75
—	—	—	—	13,347	—
3	4	3	12	119	(1)
105,727	2,517	1,694	15,301	207,127	25,188
$128,644	$2,858	$1,421	$14,550	$194,313	$24,331

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	45

Statements of Changes in Net Assets

Amounts in thousands	AGIC Emerging Markets Opportunities		AGIC Global		AGIC International

	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$348	$2,212	$88	$(7)	$1,770	$3,450
Net realized gain (loss) on investments and foreign currency transactions	14,673	(89,652)	931	(14,901)	10,121	(148,821)
Payments from Affiliates (see Note 9)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(5,464)	7,687	(1,417)	(5,276)	(3,290)	4,998
Net increase (decrease) resulting from investment operations	9,557	(79,753)	(398)	(20,184)	8,601	(140,373)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(408)	(844)	—	—	(899)	(1,885)
Class B	—	—	—	—	—	—
Class C	(114)	(381)	—	—	(622)	(955)
Class D	(94)	(266)	—	—	(167)	(232)
Class R	—	—	—	—	(2)	(2)
Class P	(9)	— **	—	—	(59)	— **
Institutional Class	(358)	(1,033)	—	—	(1,925)	(3,306)
Administrative Class	—	—	—	—	— **	— **
Net realized capital gains
Class A	—	—	—	(29)	—	—
Class B	—	—	—	(31)	—	—
Class C	—	—	—	(21)	—	—
Class D	—	—	—	(5)	—	—
Class R	—	—	—	(2)	—	—
Class P	—	—	—	— **	—	—
Institutional Class	—	—	—	— **	—	—
Administrative Class	—	—	—	— **	—	—
Total Dividends and Distributions to Shareholders	(983)	(2,524)	—	(88)	(3,674)	(6,380)

Fund Share Transactions:
Net proceeds from the sale of shares	44,063	41,247	8,399	7,670	29,093	33,821
Issued in reorganization	41,439	—	20,866	—	—	—
Issued in reinvestment of dividends and distributions	884	2,233	—	70	3,342	5,736
Cost of shares redeemed	(46,703)	(117,867)	(13,130)	(19,289)	(77,249)	(153,806)
Net increase (decrease) from Fund share transactions	39,683	(74,387)	16,135	(11,549)	(44,814)	(114,249)
Fund Redemption Fees	— **	16	—	2	— **	15
Total Increase (Decrease) in Net Assets	48,257	(156,648)	15,737	(31,819)	(39,887)	(260,987)

Net Assets:
Beginning of year	66,024	222,672	23,818	55,637	135,169	396,156
End of year*	$114,281	$66,024	$39,555	$23,818	$95,282	$135,169
* Including undistributed (dividends in excess of) net investment income of:	$(51)	$357	$54	$(6)	$1,633	$3,158
**	Less than $500.

46	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

AGIC Pacific Rim		NFJ International Value		RCM Disciplined International Equity		RCM Global Resources		RCM Global Small-Cap

Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

$127	$1,186	$22,917	$26,216	$341	$381	$(273)	$(84)	$(751)	$(623)

(1,517)	(77,666)	(45,215)	(519,675)	255	(10,768)	4,694	(20,491)	20,540	(61,907)
—	—	—	—	—	—	15	—	—	—

16,088	(33,356)	150,942	(100,132)	2,262	(14,654)	(3,015)	(13,293)	(5,239)	(6,863)
14,698	(109,836)	128,644	(593,591)	2,858	(25,041)	1,421	(33,868)	14,550	(69,393)

(166)	(17)	(10,893)	(15,543)	(366)	(234)	—	(25)	—	—
— **	— **	—	—	(122)	— **	—	—	—	—
— **	— **	(2,078)	(4,074)	(483)	(126)	—	(3)	—	—
(223)	(23)	(1,485)	(2,887)	(30)	(14)	—	(10)	—	—
—	—	(2)	—	—	—	—	—	—	—
(60)	— **	(2,008)	(91)	—	—	—	— **	—	—
(399)	(58)	(8,077)	(6,231)	(195)	(118)	—	(47)	—	—
—	—	— **	—	(3)	(2)	—	—	—	—

—	(709)	—	(19,287)	—	—	—	(491)	—	(1)
—	(260)	—	—	—	—	—	—	—	— **
—	(595)	—	(6,369)	—	—	—	(364)	—	— **
—	(551)	—	(3,252)	—	—	—	(157)	—	— **
—	—	—	—	—	—	—	—	—	—
—	— **	—	— **	—	—	—	— **	—	— **
—	(479)	—	(5,646)	—	—	—	(259)	—	— **
—	—	—	—	—	—	—	—	—	—
(848)	(2,692)	(24,543)	(63,380)	(1,199)	(494)	—	(1,356)	—	(1)

27,186	45,512	775,836	1,023,212	6,526	6,067	23,031	22,172	12,193	9,353
—	—	—	—	—	—	—	—	—	—
763	2,064	20,515	47,205	1,067	442	—	1,213	—	1
(74,573)	(125,017)	(560,782)	(818,700)	(12,001)	(22,508)	(23,536)	(24,640)	(29,636)	(60,328)
(46,624)	(77,441)	235,569	251,717	(4,408)	(15,999)	(505)	(1,255)	(17,443)	(50,974)
— **	21	— **	241	—	1	—	11	— **	2
(32,774)	(189,948)	339,670	(405,013)	(2,749)	(41,533)	916	(36,468)	(2,893)	(120,366)

165,864	355,812	1,067,203	1,472,216	41,015	82,548	34,450	70,918	69,605	189,971
$133,090	$165,864	$1,406,873	$1,067,203	$38,266	$41,015	$35,366	$34,450	$66,712	$69,605

$96	$808	$15,869	$2,205	$675	$1,195	$(31)	$(28)	$(124)	$(149)

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	47

Statements of Changes in Net Assets   (Cont.)

Amounts in thousands	RCM Technology		RCM Wellness

	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(12,814)	$(3,776)	$(857)	$(568)
Net realized gain (loss) on investments, options written, securities sold short, swaps and foreign currency transactions	195,098	(402,312)	28,786	(60,251)
Payments from Affiliates (see Note 9)	— **	17	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	12,029	109,811	(3,598)	46,095
Net increase (decrease) in net assets resulting from investment operations	194,313	(296,260)	24,331	(14,724)

Distributions to Shareholders from:
Net realized capital gains
Class A	—	(26,363)	—	—
Class B	—	(1,713)	—	—
Class C	—	(9,596)	—	—
Class D	—	(12,638)	—	—
Class P	—	(1)	—	—
Institutional Class	—	(23,440)	—	—
Administrative Class	—	(2,115)	—	—
Total Distributions to Shareholders	—	(75,866)	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	393,008	193,810	18,349	8,055
Issued in reorganization	—	—	—	93,308
Issued in reinvestment of distributions	—	69,555	—	—
Cost of shares redeemed	(551,551)	(284,167)	(34,730)	(42,828)
Net increase (decrease) from Fund share transactions	(158,543)	(20,802)	(16,381)	58,535
Fund Redemption Fees	— **	145	—	17
Total Increase (Decrease) in Net Assets	35,770	(392,783)	7,950	43,828

Net Assets:
Beginning of year	888,550	1,281,333	112,803	68,975
End of year*	$924,320	$888,550	$120,753	$112,803
* Including dividends in excess of net investment income of:	$(83)	$(724)	$(8)	$(253)
**	Less than $500.

48	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	49

Financial Highlights

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Emerging Markets Opportunities:
Class A
6/30/2010	$17.37	$0.05	$3.38	$3.43	$(0.26)	$—
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)	—
6/30/2008	30.45	0.46	0.58	1.04	(0.04)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—	—
Class C
6/30/2010	$17.11	$(0.11)	$3.32	$3.21	$(0.14)	$—
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)	—
6/30/2008	30.25	0.23	0.56	0.79	— (b)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—	—
Class D
6/30/2010	$17.63	$0.04	$3.43	$3.47	$(0.22)	$—
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)	—
6/30/2008	30.47	0.43	0.60	1.03	(0.07)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—	—
Class P
6/30/2010	$17.24	$0.10	$3.35	$3.45	$(0.33)	$—
7/7/2008† - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)	—
Institutional Class
6/30/2010	$17.41	$0.21	$3.33	$3.54	$(0.32)	$—
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)	—
6/30/2008	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
4/1/2006 - 6/30/2006	20.59	0.07	(1.23)	(1.16)	—	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56.%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.

50	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.26)	$—	(c)	$20.54	19.60%	$30,296	1.84%		1.84%		0.23%	191%
(0.57)	—	(c)	17.37	(39.66)	26,153	1.86		1.86		2.58	182
(1.54)	0.03		29.98	2.93	69,165	1.77		1.77		1.43	194
—	—	(c)	30.45	51.95	16,359	1.88	(d)*	1.88	(d)*	(0.27)*	77

$(0.14)	$—	(c)	$20.18	18.71%	$15,855	2.59%		2.59%		(0.51)%	191%
(0.48)	—	(c)	17.11	(40.10)	13,090	2.62		2.62		1.73	182
(1.50)	0.03		29.57	2.08	24,888	2.52		2.52		0.72	194
—	—	(c)	30.25	51.00	4,407	2.64	(e)*	2.64	(e)*	(0.98)*	77

$(0.22)	$—	(c)	$20.88	19.57%	$4,458	1.84%		1.84%		0.19%	191%
(0.36)	—	(c)	17.63	(39.63)	7,964	1.85		1.85		2.52	182
(1.57)	0.02		29.95	2.86	66,283	1.77		1.77		1.31	194
—	—	(c)	30.47	52.05	3,669	1.94	*	1.94	*	(0.49)*	77

$(0.33)	$—	(c)	$20.36	19.91%	$477	1.58%		1.58%		0.49%	191%
(0.83)	—	(c)	17.24	(36.23)	665	1.46	*	1.46	*	3.26 *	182

$(0.32)	$—	(c)	$20.63	20.26%	$63,195	1.33%		1.56%		1.00%	191%
(0.70)	—	(c)	17.41	(39.40)	18,152	1.47		1.47		2.89	182
(1.55)	0.04		30.19	3.26	62,336	1.37		1.37		1.51	194
(0.49)	—	(c)	30.56	61.11	59,834	1.61	(f)	1.61	(f)	(0.06)	77
—	—		19.43	(5.63)	21,682	1.55	*	1.55	*	1.42 *	28
(0.27)	—		20.59	65.89	20,725	1.68	(g)	1.68	(g)	1.88	119

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	51

Financial Highlights   (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Global:
Class A
6/30/2010	$11.70	$0.05	$0.72	$0.77	$—
6/30/2009	18.03	0.05	(6.35)	(6.30)	(0.03)
6/30/2008	20.66	0.10	(0.79)	(0.69)	(1.94)
6/30/2007	17.47	— (c)	4.21	4.21	(1.02)
6/30/2006	15.43	0.03	2.69	2.72	(0.68)
Class B
6/30/2010	$11.03	$(0.06)	$0.69	$0.63	$—
6/30/2009	17.12	(0.04)	(6.02)	(6.06)	(0.03)
6/30/2008	19.84	(0.05)	(0.73)	(0.78)	(1.94)
6/30/2007	16.94	(0.13)	4.05	3.92	(1.02)
6/30/2006	15.09	(0.09)	2.62	2.53	(0.68)
Class C
6/30/2010	$11.06	$(0.05)	$0.68	$0.63	$—
6/30/2009	17.17	(0.04)	(6.04)	(6.08)	(0.03)
6/30/2008	19.89	(0.05)	(0.73)	(0.78)	(1.94)
6/30/2007	16.98	(0.13)	4.06	3.93	(1.02)
6/30/2006	15.13	(0.11)	2.64	2.53	(0.68)
Class D
6/30/2010	$11.71	$0.05	$0.72	$0.77	$—
6/30/2009	18.05	0.06	(6.37)	(6.31)	(0.03)
6/30/2008	20.67	0.10	(0.78)	(0.68)	(1.94)
6/30/2007	17.48	0.03	4.18	4.21	(1.02)
6/30/2006	15.44	0.08	2.64	2.72	(0.68)
Class R
6/30/2010	$11.50	$0.01	$0.71	$0.72	$—
6/30/2009	17.76	0.06	(6.29)	(6.23)	(0.03)
6/30/2008	20.41	0.07	(0.78)	(0.71)	(1.94)
6/30/2007	17.31	(0.03)	4.15	4.12	(1.02)
6/30/2006	15.34	(0.05)	2.70	2.65	(0.68)
Class P
6/30/2010	$12.07	$0.06	$0.76	$0.82	$—
7/7/2008† - 6/30/2009	17.97	0.19	(6.06)	(5.87)	(0.03)
Institutional Class
6/30/2010	$12.08	$0.27	$0.57	$0.84	$—
6/30/2009	18.54	0.11	(6.54)	(6.43)	(0.03)
6/30/2008	21.11	0.18	(0.81)	(0.63)	(1.94)
6/30/2007	17.76	0.09	4.28	4.37	(1.02)
6/30/2006	15.62	(0.03)	2.85	2.82	(0.68)
Administrative Class
6/30/2010	$11.86	$0.07	$0.72	$0.79	$—
6/30/2009	18.24	0.08	(6.43)	(6.35)	(0.03)
6/30/2008	20.85	0.13	(0.80)	(0.67)	(1.94)
6/30/2007	17.59	0.03	4.25	4.28	(1.02)
6/30/2006	15.52	0.02	2.73	2.75	(0.68)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

52	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$12.47	6.58%	$8,357	1.49%	1.49%	0.40%	106%
—	(b)	11.70	(34.90)	7,661	1.47	1.47	0.42	106
—	(b)	18.03	(4.23)	17,701	1.46	1.46	0.51	80
—	(b)	20.66	24.75	13,501	1.46	1.46	(0.01)	102
—	(b)	17.47	17.85	10,485	1.47 (d)	1.47 (d)	0.20	114

$—		$11.66	5.71%	$4,914	2.24%	2.24%	(0.47)%	106%
—	(b)	11.03	(35.35)	8,124	2.22	2.22	(0.36)	106
—	(b)	17.12	(4.94)	21,813	2.21	2.21	(0.28)	80
—	(b)	19.84	23.85	21,545	2.21	2.21	(0.70)	102
—	(b)	16.94	16.98	14,627	2.22 (e)	2.22 (e)	(0.52)	114

$—		$11.69	5.70%	$4,599	2.24%	2.24%	(0.42)%	106%
—	(b)	11.06	(35.36)	5,578	2.22	2.22	(0.32)	106
—	(b)	17.17	(4.88)	12,689	2.21	2.21	(0.27)	80
—	(b)	19.89	23.79	12,756	2.21	2.21	(0.73)	102
—		16.98	16.93	10,123	2.22 (e)	2.22 (e)	(0.64)	114

$—		$12.48	6.58%	$1,621	1.49%	1.49%	0.34%	106%
—	(b)	11.71	(34.91)	1,675	1.47	1.47	0.47	106
—	(b)	18.05	(4.18)	3,253	1.46	1.46	0.52	80
—	(b)	20.67	24.74	1,460	1.46	1.46	0.14	102
—	(b)	17.48	17.48	654	1.47 (d)	1.47 (d)	0.45	114

$—		$12.22	6.26%	$519	1.74%	1.74%	0.11%	106%
—	(b)	11.50	(35.03)	554	1.71	1.71	0.56	106
—	(b)	17.76	(4.39)	69	1.71	1.71	0.34	80
—	(b)	20.41	24.45	138	1.71	1.71	(0.19)	102
—	(b)	17.31	17.49	90	1.73	1.73	(0.32)	114

$—		$12.89	6.79%	$106	1.20%	1.20%	0.44%	106%
—	(b)	12.07	(32.62)	194	1.16 *	1.16 *	1.68 *	106

$—		$12.92	6.95%	$19,422	1.27%	1.27%	1.92%	106%
—	(b)	12.08	(34.64)	16	1.07	1.07	0.87	106
—	(b)	18.54	(3.83)	87	1.06	1.06	0.92	80
—	(b)	21.11	25.26	25	1.06	1.06	0.47	102
—	(b)	17.76	18.29	11	1.06 (f)	1.06 (f)	(0.22)	114

$—		$12.65	6.66%	$17	1.38%	1.38%	0.48%	106%
—	(b)	11.86	(34.77)	16	1.32	1.32	0.67	106
—	(b)	18.24	(4.09)	25	1.31	1.31	0.63	80
—	(b)	20.85	24.99	26	1.31	1.31	0.17	102
—	(b)	17.59	17.94	21	1.32	1.32	0.12	114

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	53

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC International:
Class A
6/30/2010	$11.15	$0.17	$0.14	$0.31	$(0.33)
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)
Class C
6/30/2010	$11.03	$0.07	$0.15	$0.22	$(0.24)
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)
6/30/2007	21.65	0.17	4.91	5.08	— (c)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)
Class D
6/30/2010	$11.08	$0.16	$0.16	$0.32	$(0.35)
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)
Class R
6/30/2010	$11.08	$0.16	$0.13	$0.29	$(0.35)
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)
6/30/2007	21.94	0.44	4.85	5.29	— (c)
1/10/2006† - 6/30/2006	20.25	0.17	1.52	1.69	—
Class P
6/30/2010	$11.09	$0.20	$0.16	$0.36	$(0.41)
7/7/2008† - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)
Institutional Class
6/30/2010	$11.15	$0.22	$0.15	$0.37	$(0.40)
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)
Administrative Class
6/30/2010	$11.62	$0.21	$0.14	$0.35	$(0.37)
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)
1/10/2006† - 6/30/2006	20.25	0.21	1.52	1.73	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.

54	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)			Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$—	$(0.33)	$	—(b	)	$11.13	2.50%	$24,443	1.41%	1.35%	162%
—	(0.38)		—(b	)	11.15	(37.92)	38,008	1.48	1.61	197
(3.46)	(3.74)		—(b	)	18.60	(16.09)	148,264	1.47	1.23	159
(0.98)	(1.08)		—(b	)	26.08	24.88	382,549	1.49	1.42	166
(0.51)	(0.66)		—(b	)	21.84	39.18	168,092	1.47	1.61	152

$—	$(0.24)	$	—(b	)	$11.01	1.78%	$22,865	2.16%	0.58%	162%
—	(0.23)		—(b	)	11.03	(38.39)	35,034	2.24	0.93	197
(3.46)	(3.61)		—(b	)	18.29	(16.74)	110,540	2.22	0.58	159
(0.98)	(0.98)		—(b	)	25.75	23.94	200,824	2.24	0.70	166
(0.51)	(0.60)		—(b	)	21.65	38.19	84,052	2.22	0.91	152

$—	$(0.35)	$	—(b	)	$11.05	2.52%	$3,772	1.41%	1.31%	162%
—	(0.42)		—(b	)	11.08	(37.94)	5,440	1.48	1.79	197
(3.46)	(3.75)		—(b	)	18.56	(16.12)	14,082	1.47	1.37	159
(0.98)	(1.11)		—(b	)	26.05	24.90	29,959	1.49	1.58	166
(0.51)	(0.69)		—(b	)	21.84	39.20	3,768	1.47	1.80	152

$—	$(0.35)	$	—(b	)	$11.02	2.33%	$56	1.65%	1.26%	162%
—	(0.46)		—(b	)	11.08	(38.09)	38	1.73	1.88	197
(3.46)	(3.76)		—(b	)	18.67	(16.32)	50	1.72	1.32	159
(0.98)	(0.98)		—(b	)	26.25	24.60	52	1.73	1.78	166
—	—		—(b	)	21.94	8.35	11	1.73 *	1.68 *	152

$—	$(0.41)	$	—(b	)	$11.04	2.78%	$1,326	1.14%	1.62%	162%
—	(0.59)		—(b	)	11.09	(35.70)	2,076	1.14 *	4.93 *	197

$—	$(0.40)	$	—(b	)	$11.12	2.86%	$42,812	1.04%	1.73%	162%
—	(0.54)		—(b	)	11.15	(37.67)	54,566	1.08	2.38	197
(3.46)	(3.86)		—(b	)	18.80	(15.75)	123,209	1.07	1.97	159
(0.98)	(1.13)		—(b	)	26.35	25.43	125,273	1.09	1.48	166
(0.51)	(0.65)		—(b	)	22.01	39.76	104,672	1.07	1.57	152

$—	$(0.37)	$	—(b	)	$11.60	2.73%	$8	1.29%	1.58%	162%
—	(0.23)		—(b	)	11.62	(37.85)	7	1.33	2.16	197
(3.46)	(3.47)		—(b	)	19.08	(16.02)	11	1.32	1.13	159
(0.98)	(1.05)		—(b	)	26.34	25.12	122	1.33	3.01	166
—	—		—(b	)	21.98	8.54	11	1.33 *	2.08 *	152

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	55

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Pacific Rim:
Class A
6/30/2010	$9.39	$0.02	$0.67	$0.69	$(0.05)
6/30/2009	14.16	0.08	(4.72)	(4.64)	— (c)
6/30/2008	17.76	0.05	(1.45)	(1.40)	—
6/30/2007	14.08	(0.03)	4.78	4.75	—
6/30/2006	9.97	— (b)	4.58	4.58	(0.04)
Class B
6/30/2010	$8.91	$(0.06)	$0.65	$0.59	$— (c)
6/30/2009	13.55	— (c)	(4.51)	(4.51)	— (c)
6/30/2008	17.20	(0.08)	(1.37)	(1.45)	—
6/30/2007	13.77	(0.15)	4.65	4.50	—
6/30/2006	9.80	(0.10)	4.50	4.40	— (c)
Class C
6/30/2010	$8.85	$(0.06)	$0.64	$0.58	$— (c)
6/30/2009	13.46	— (c)	(4.48)	(4.48)	— (c)
6/30/2008	17.10	(0.07)	(1.37)	(1.44)	—
6/30/2007	13.69	(0.15)	4.63	4.48	—
6/30/2006	9.75	(0.10)	4.47	4.37	— (c)
Class D
6/30/2010	$9.37	$0.02	$0.67	$0.69	$(0.06)
6/30/2009	14.13	0.07	(4.69)	(4.62)	(0.01)
6/30/2008	17.72	0.05	(1.44)	(1.39)	—
6/30/2007	14.05	(0.03)	4.77	4.74	—
6/30/2006	9.97	0.01	4.57	4.58	(0.07)
Class P
6/30/2010	$9.65	$0.05	$0.69	$0.74	$(0.11)
7/7/2008† - 6/30/2009	14.12	(0.03)	(4.29)	(4.32)	(0.02)
Institutional Class
6/30/2010	$9.66	$0.06	$0.70	$0.76	$(0.10)
6/30/2009	14.53	0.12	(4.84)	(4.72)	(0.02)
6/30/2008	18.10	0.12	(1.49)	(1.37)	—
6/30/2007	14.27	0.03	4.87	4.90	—
6/30/2006	10.10	0.04	4.66	4.70	(0.10)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $13.77 and 45.37%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $13.46 and (10.17)%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $14.27 and 47.07%, respectively.

56	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$(0.05)	$—	(b)	$10.03		7.33%		$28,200	1.70%	0.17%	86%
(0.13)	(0.13)	—	(b)	9.39		(32.70)		35,087	1.78	0.75	53
(2.20)	(2.20)	—	(b)	14.16	(d)	(9.53	)(d)	106,693	1.77	0.28	67
(1.07)	(1.07)	—	(b)	17.76		35.33		132,890	1.76	(0.23)	62
(0.44)	(0.48)	0.01		14.08	(d)	46.50	(d)	79,631	1.77	0.02	96

$—	$— (c)	$—	(b)	$9.50		6.62%		$10,606	2.45%	(0.59)%	86%
(0.13)	(0.13)	—	(b)	8.91		(33.24)		14,283	2.53	(0.01)	53
(2.20)	(2.20)	—	(b)	13.55	(d)	(10.17	)(d)	38,469	2.52	(0.48)	67
(1.07)	(1.07)	—	(b)	17.20		34.27		48,908	2.51	(0.98)	62
(0.44)	(0.44)	0.01		13.77	(e)	45.39	(d)	34,395	2.52	(0.73)	96

$—	$— (c)	$—	(b)	$9.43		6.67%		$24,627	2.45%	(0.58)%	86%
(0.13)	(0.13)	—	(b)	8.85		(33.31)		31,399	2.53	(0.01)	53
(2.20)	(2.20)	—	(b)	13.46	(f)	(10.17	)(f)	84,215	2.52	(0.47)	67
(1.07)	(1.07)	—	(b)	17.10		34.33		102,990	2.51	(0.99)	62
(0.44)	(0.44)	0.01		13.69	(d)	45.31	(d)	68,962	2.52	(0.73)	96

$—	$(0.06)	$—	(b)	$10.00		7.44%		$30,513	1.70%	0.16%	86%
(0.13)	(0.14)	—	(b)	9.37		(32.75)		40,638	1.78	0.75	53
(2.20)	(2.20)	—	(b)	14.13		(9.50)		72,340	1.77	0.28	67
(1.07)	(1.07)	—	(b)	17.72		35.24		96,389	1.76	(0.16)	62
(0.44)	(0.51)	0.01		14.05	(g)	46.55	(g)	20,824	1.77	0.05	96

$—	$(0.11)	$—	(b)	$10.28		7.70%		$3,461	1.43%	0.41%	86%
(0.13)	(0.15)	—	(b)	9.65		(30.61)		6,064	1.44 *	(0.30)*	53

$—	$(0.10)	$—	(b)	$10.32		7.81%		$35,683	1.33%	0.56%	86%
(0.13)	(0.15)	—	(b)	9.66		(32.46)		38,393	1.37	1.18	53
(2.20)	(2.20)	—	(b)	14.53		(9.16)		54,095	1.37	0.72	67
(1.07)	(1.07)	—	(b)	18.10		35.84		54,810	1.36	0.18	62
(0.44)	(0.54)	0.01		14.27	(h)	47.18	(h)	36,150	1.37	0.30	96

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	57

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ International Value:
Class A
6/30/2010	$15.19	$0.30	$1.77	$2.07	$(0.29)	$—
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)	(1.04)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)	(0.27)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)	(0.15)
Class C
6/30/2010	$15.09	$0.16	$1.76	$1.92	$(0.18)	$—
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)	(1.04)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)	(0.15)
Class D
6/30/2010	$15.18	$0.25	$1.82	$2.07	$(0.30)	$—
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)	(1.04)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)	(0.27)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)	(0.15)
Class R
11/2/2009† - 6/30/2010	$17.89	$0.31	$(0.87)	$(0.56)	$(0.22)	$—
Class P
6/30/2010	$15.32	$0.37	$1.77	$2.14	$(0.39)	$—
7/7/2008† - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)
Institutional Class
6/30/2010	$15.32	$0.38	$1.77	$2.15	$(0.39)	$—
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
Administrative Class
5/12/2010† - 6/30/2010	$18.50	$0.06	$(1.31)	$(1.25)	$(0.19)	$—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

58	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover

$(0.29)	$—	(b)	$16.97	13.53%	$652,504	1.35%	1.35%	1.64%	35%
(0.95)	—	(b)	15.19	(34.63)	500,695	1.45	1.45	2.47	59
(1.86)	—	(b)	24.81	0.29	798,257	1.44	1.44	3.96	23
(0.61)	—	(b)	26.51	41.29	299,476	1.46	1.46	2.09	26
(0.36)	0.01		19.28	28.12	64,699	1.48	1.48	2.65	25

$(0.18)	$—	(b)	$16.83	12.64%	$200,149	2.10%	2.10%	0.88%	35%
(0.85)	—	(b)	15.09	(35.10)	164,246	2.20	2.20	1.71	59
(1.61)	—	(b)	24.69	(0.44)	321,056	2.19	2.19	3.11	23
(0.49)	—	(b)	26.34	40.19	156,470	2.21	2.21	1.36	26
(0.29)	0.01		19.20	27.14	35,186	2.22	2.22	2.01	25

$(0.30)	$—	(b)	$16.95	13.53%	$68,374	1.36%	1.37%	1.40%	35%
(0.95)	—	(b)	15.18	(34.63)	101,451	1.45	1.45	2.50	59
(1.91)	—	(b)	24.80	0.32	141,563	1.44	1.44	3.81	23
(0.61)	—		26.55	41.30	14,043	1.46	1.46	2.01	26
(0.35)	0.01		19.30	28.09	3,409	1.50	1.50	3.07	25

$(0.22)	$—	(b)	$17.11	(3.22)%	$224	1.52%*	1.55%*	2.62%*	35%

$(0.39)	$—	(b)	$17.07	13.76%	$102,442	1.08%	1.08%	2.04%	35%
(0.99)	—	(b)	15.32	(31.77)	53,466	1.12 *	1.12 *	5.86 *	59

$(0.39)	$—	(b)	$17.08	13.90%	$383,171	0.98%	0.99%	2.06%	35%
(1.00)	—	(b)	15.32	(34.37)	247,345	1.05	1.05	3.03	59
(2.00)	—	(b)	24.99	0.70	211,340	1.04	1.04	4.43	23
(0.70)	—	(b)	26.73	41.84	33,611	1.06	1.06	2.71	26
(0.33)	0.01		19.43	28.63	3,026	1.08	1.08	2.70	25

$(0.19)	$—	(b)	$17.06	(6.79)%	$9	1.18%*	1.24%*	2.46%*	35%

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	59

Financial Highlights   (Cont.)

Selected Per Share Data for the Year ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Disciplined International Equity:
Class A
6/30/2010	$9.65	$0.13		$0.59	$0.72	$(0.33)
6/30/2009	14.12	0.11		(4.41)	(4.30)	(0.17)
6/30/2008	15.41	0.14		(1.27)	(1.13)	(0.16)
6/30/2007	12.69	0.13		2.71	2.84	(0.12)
6/30/2006	9.96	0.08		2.82	2.90	(0.17)
Class B
6/30/2010	$9.55	$0.03		$0.61	$0.64	$(0.25)
6/30/2009	13.81	0.02		(4.28)	(4.26)	— (c)
6/30/2008	15.09	—	(c)	(1.22)	(1.22)	(0.06)
6/30/2007	12.45	0.02		2.66	2.68	(0.04)
6/30/2006	9.80	—	(b)	2.76	2.76	(0.11)
Class C
6/30/2010	$9.54	$0.04		$0.59	$0.63	$(0.26)
6/30/2009	13.90	0.05		(4.35)	(4.30)	(0.06)
6/30/2008	15.16	(0.02)		(1.20)	(1.22)	(0.04)
6/30/2007	12.50	0.02		2.68	2.70	(0.04)
6/30/2006	9.81	(0.02)		2.79	2.77	(0.08)
Class D
6/30/2010	$9.71	$0.13		$0.59	$0.72	$(0.33)
6/30/2009	14.19	0.12		(4.44)	(4.32)	(0.16)
6/30/2008	15.48	0.11		(1.24)	(1.13)	(0.16)
6/30/2007	12.78	0.11		2.74	2.85	(0.15)
6/30/2006	10.01	0.07		2.84	2.91	(0.14)
Institutional Class
6/30/2010	$9.83	$0.16		$0.61	$0.77	$(0.37)
6/30/2009	14.39	0.16		(4.50)	(4.34)	(0.22)
6/30/2008	15.70	0.21		(1.29)	(1.08)	(0.23)
6/30/2007	12.91	0.19		2.75	2.94	(0.15)
6/30/2006	10.14	0.12		2.88	3.00	(0.23)
Administrative Class
6/30/2010	$9.92	$0.14		$0.61	$0.75	$(0.33)
6/30/2009	14.51	0.14		(4.54)	(4.40)	(0.19)
6/30/2008	15.82	0.13		(1.27)	(1.14)	(0.17)
6/30/2007	13.00	0.13		2.81	2.94	(0.12)
6/30/2006	10.04	0.08		2.88	2.96	—
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.

60	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$10.04	7.17%	$11,939	1.30%	1.18%	61%
—	(b)	9.65	(30.29)	11,190	1.37	1.14	34
—	(b)	14.12	(7.42)	23,718	1.37	0.90	51
—	(b)	15.41	22.43	21,738	1.37	0.91	52
—	(b)	12.69	29.25	17,672	1.38	0.64	79

$—		$9.94	6.38%	$3,384	2.05%	0.30%	61%
—	(b)	9.55	(30.85)	5,029	2.13	0.25	34
—	(b)	13.81	(8.10)	14,150	2.12	(0.03)	51
—	(b)	15.09	21.50	16,240	2.12	0.16	52
—	(b)	12.45	28.38	12,660	2.13	0.02	79

$—		$9.91	6.36%	$17,471	2.05%	0.40%	61%
—	(b)	9.54	(30.91)	18,604	2.12	0.48	34
—	(b)	13.90	(8.07)	33,116	2.12	(0.10)	51
—	(b)	15.16	21.50	45,029	2.12	0.13	52
—	(b)	12.50	28.36	39,409	2.13	(0.17)	79

$—		$10.10	7.19%	$949	1.30%	1.19%	61%
—	(b)	9.71	(30.31)	848	1.37	1.26	34
—	(b)	14.19	(7.40)	1,442	1.36	0.69	51
—	(b)	15.48	22.44	1,744	1.37	0.81	52
—	(b)	12.78	29.26	1,639	1.38	0.60	79

$—		$10.23	7.53%	$4,425	0.93%	1.43%	61%
—	(b)	9.83	(30.02)	5,231	0.97	1.62	34
—	(b)	14.39	(7.01)	9,939	0.96	1.35	51
—	(b)	15.70	22.95	8,092	0.97	1.34	52
—	(b)	12.91	29.82	7,177	0.98	1.02	79

$—		$10.34	7.22%	$98	1.18%	1.26%	61%
—	(b)	9.92	(30.18)	113	1.22	1.44	34
—	(b)	14.51	(7.22)	183	1.22	0.81	51
—	(b)	15.82	22.61	349	1.22	0.95	52
—	(b)	13.00	29.49	363	1.23	0.70	79

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	61

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Resources:
Class A
6/30/2010	$11.95	$(0.09)	$0.62	$0.53	$—	$—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)
6/30/2008	19.59	0.07	6.88	6.95	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class C
6/30/2010	$11.69	$(0.19)	$0.62	$0.43	$—	$—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (c)	(0.61)
6/30/2008	19.39	(0.08)	6.79	6.71	—	(0.61)
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	(0.03)	0.64	0.61	—	—
Class D
6/30/2010	$11.94	$(0.09)	$0.63	$0.54	$—	$—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class P
6/30/2010	$12.01	$(0.05)	$0.61	$0.56	$—	$—
7/7/2008† - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)
Institutional Class
6/30/2010	$12.04	$(0.03)	$0.61	$0.58	$—	$—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.

62	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	$—		$12.48	(d)	4.44	%(d)	$12,147	1.43%	1.43%	(0.61)%	165%
(0.64)	—	(b)	11.95		(51.07)		11,395	1.47	1.47	(0.13)	158
(0.61)	0.03		25.96		36.07		29,504	1.46	1.46	0.32	75
(1.35)	0.01		19.59		24.30		5,327	1.47	1.47	(0.47)	111
—	—	(b)	17.06		3.90		1,290	1.45 *	1.45 *	0.03 *	128

$—	$—		$12.12	(e)	3.59	%(e)	$7,563	2.18%	2.18%	(1.37)%	165%
(0.61)	—	(b)	11.69		(51.37)		8,187	2.22	2.22	(0.87)	158
(0.61)	0.02		25.51		35.14		20,802	2.21	2.21	(0.36)	75
(1.35)	0.01		19.39		23.30		4,525	2.22	2.22	(1.23)	111
—	—	(b)	17.03		3.71		736	2.20 *	2.20 *	(0.71)*	128

$—	$—		$12.48	(f)	4.44	%(f)	$5,037	1.43%	1.43%	(0.60)%	165%
(0.65)	—	(b)	11.94		(51.08)		6,093	1.47	1.47	(0.16)	158
(0.61)	0.02		25.96		36.07		9,905	1.47	1.47	0.47	75
(1.35)	0.01		19.59		24.31		837	1.47	1.47	(0.48)	111
—	—	(b)	17.06		3.90		233	1.47 *	1.52 *	0.06 *	128

$—	$—		$12.57	(g)	4.66	%(g)	$384	1.17%	1.17%	(0.35)%	165%
(0.74)	—	(b)	12.01		(46.30)		423	1.14 *	1.14 *	0.66 *	158

$—	$—		$12.62	(h)	4.82	%(h)	$10,235	1.07%	1.07%	(0.23)%	165%
(0.71)	—	(b)	12.04		(50.88)		8,352	1.07	1.07	0.31	158
(0.61)	0.03		26.23		36.62		10,707	1.07	1.07	0.49	75
(1.33)	—	(b)	19.71		24.73		7,439	1.07	1.07	(0.08)	111
(2.46)	—	(b)	17.08		47.81		5,963	1.07	1.07	0.07	128

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	63

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Global Small-Cap:
Class A
6/30/2010	$15.81	$(0.15)	$3.35	$3.20	$—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	(b)
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	(2.66)
6/30/2007	27.88	(0.12)	7.02	6.90	—
6/30/2006	22.48	(0.14)	5.53	5.39	—
Class B
6/30/2010	$14.97	$(0.29)	$3.18	$2.89	$—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—	(b)
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	(2.66)
6/30/2007	27.08	(0.34)	6.79	6.45	—
6/30/2006	21.99	(0.33)	5.41	5.08	—
Class C
6/30/2010	$14.96	$(0.28)	$3.17	$2.89	$—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—	(b)
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	(2.66)
6/30/2007	27.07	(0.34)	6.79	6.45	—
6/30/2006	21.98	(0.34)	5.42	5.08	—
Class D
6/30/2010	$15.81	$(0.16)	$3.36	$3.20	$—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	(b)
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	(2.66)
6/30/2007	27.88	(0.07)	6.97	6.90	—
6/30/2006	22.47	(0.13)	5.53	5.40	—
Class P
6/30/2010	$16.37	$(0.11)	$3.48	$3.37	$—
7/7/2008† - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—	(b)
Institutional Class
6/30/2010	$16.37	$(0.09)	$3.48	$3.39	$—
6/30/2009	26.32	— (b)	(9.95)	(9.95)	—	(b)
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	(2.66)
6/30/2007	28.45	0.01	7.18	7.19	—
6/30/2006	22.84	(0.06)	5.66	5.60	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.01%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.08 and 23.14%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.07 and 23.15%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.07%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $28.45 and 24.55%, respectively.

64	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	(c)	$19.01		20.24%	$23,236	1.68%	1.73%	(0.77)%	166%
—	(c)	15.81		(38.07)	21,515	1.77	1.79	(0.47)	124
—	(c)	25.52		(20.20)	63,178	1.77	1.77	(0.53)	100
—	(c)	34.78		24.75	98,080	1.76	1.76	(0.39)	80
0.01		27.88	(d)	24.02 (d)	71,293	1.77	1.77	(0.52)	73

$—	(c)	$17.86		19.30%	$8,108	2.43%	2.48%	(1.57)%	166%
—	(c)	14.97		(38.52)	11,064	2.52	2.54	(1.22)	124
—	(c)	24.34		(20.77)	31,948	2.52	2.52	(1.29)	100
—	(c)	33.53		23.77	57,203	2.52	2.52	(1.16)	80
0.01		27.08	(e)	23.19 (e)	48,365	2.52	2.52	(1.28)	73

$—	(c)	$17.85		19.32%	$10,860	2.43%	2.48%	(1.54)%	166%
—	(c)	14.96		(38.51)	11,267	2.52	2.54	(1.22)	124
—	(c)	24.33		(20.79)	34,014	2.52	2.52	(1.28)	100
—	(c)	33.52		23.79	57,007	2.52	2.52	(1.13)	80
0.01		27.07	(f)	23.16 (f)	40,499	2.52	2.52	(1.32)	73

$—	(c)	$19.01		20.24%	$13,231	1.68%	1.73%	(0.79)%	166%
—	(c)	15.81		(38.07)	14,257	1.77	1.79	(0.45)	124
—	(c)	25.52		(20.20)	38,282	1.77	1.77	(0.55)	100
—	(c)	34.78		24.75	63,232	1.76	1.76	(0.22)	80
0.01		27.88	(g)	24.08 (g)	31,328	1.77	1.77	(0.50)	73

$—	(c)	$19.74		20.59%	$521	1.42%	1.47%	(0.55)%	166%
—	(c)	16.37		(35.22)	759	1.39 *	1.43 *	0.36 *	124

$—	(c)	$19.76		20.71%	$10,756	1.32%	1.37%	(0.42)%	166%
—	(c)	16.37		(37.80)	10,743	1.36	1.38	(0.01)	124
—	(c)	26.32		(19.90)	22,549	1.37	1.37	(0.10)	100
—	(c)	35.64		25.23	34,138	1.36	1.36	0.04	80
0.01		28.45	(h)	24.61 (h)	23,763	1.37	1.37	(0.22)	73

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	65

Financial Highlights  (Cont.)

Selected Per Share Data for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Technology:
Class A
6/30/2010	$28.95	$(0.43)	$6.57	$6.14	$—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
6/30/2007	36.18	(0.35)	9.46	9.11	—
6/30/2006	33.61	(0.44)	3.00	2.56	—
Class B
6/30/2010	$27.13	$(0.65)	$6.17	$5.52	$—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
6/30/2007	34.98	(0.64)	9.13	8.49	—
6/30/2006	32.75	(0.70)	2.92	2.22	—
Class C
6/30/2010	$27.12	$(0.65)	$6.16	$5.51	$—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
6/30/2007	34.97	(0.63)	9.11	8.48	—
6/30/2006	32.73	(0.70)	2.93	2.23	—
Class D
6/30/2010	$28.63	$(0.44)	$6.52	$6.08	$—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—
6/30/2006	33.29	(0.43)	2.97	2.54	—
Class P
6/30/2010	$29.89	$(0.40)	$6.83	$6.43	$—
7/7/2008† - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
Institutional Class
6/30/2010	$29.91	$(0.33)	$6.81	$6.48	$—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
6/30/2007	36.78	(0.20)	9.64	9.44	—
6/30/2006	34.03	(0.29)	3.03	2.74	—
Administrative Class
6/30/2010	$29.56	$(0.41)	$6.73	$6.32	$—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)
6/30/2007	36.67	(0.30)	9.60	9.30	—
6/30/2006	34.01	(0.39)	3.04	2.65	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.16 and 7.58%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $34.95 and 6.77%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $35.82 and 7.59%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.76 and 8.01%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value and the total return by less than $0.01 and 0.01%, respectively.

66	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—	(b)	$35.09	(i)	21.17	%(i)	$265,428	1.65%	(1.26)%	199%
—	(b)	28.95	(i)	(22.63	)(i)	297,181	1.66	(0.47)	251
0.01		42.11		(3.58)		436,692	1.65	(0.65)	269
—	(b)	45.29		25.18		383,969	1.66	(0.90)	209
0.01		36.18	(c)	7.65	(c)	328,815	1.64	(1.15)	272

$—	(b)	$32.65	(i)	20.27	%(i)	$13,773	2.40%	(2.02)%	199%
—	(b)	27.13	(i)	(23.19	)(i)	16,529	2.41	(1.23)	251
0.01		40.04		(4.32)		33,229	2.40	(1.42)	269
—	(b)	43.47		24.24		66,220	2.41	(1.69)	209
0.01		34.98	(d)	6.84	(d)	117,008	2.39	(1.91)	272

$—	(b)	$32.63	(i)	20.28	%(i)	$106,113	2.40%	(2.02)%	199%
—	(b)	27.12	(i)	(23.20	)(i)	99,134	2.41	(1.22)	251
0.01		40.02		(4.32)		155,023	2.40	(1.41)	269
—	(b)	43.45		24.25		174,303	2.41	(1.66)	209
0.01		34.97	(e)	6.84	(e)	192,675	2.39	(1.90)	272

$—	(b)	$34.71	(i)	21.20	%(i)	$150,734	1.65%	(1.27)%	199%
—	(b)	28.63	(i)	(22.64	)(i)	140,496	1.66	(0.46)	251
0.01		41.69		(3.59)		211,829	1.65	(0.66)	269
—	(b)	44.86		25.20		219,831	1.66	(0.91)	209
0.01		35.84	(f)	7.66	(f)	246,345	1.64	(1.15)	272

$—	(b)	$36.32	(i)	21.48	%(i)	$16,111	1.38%	(1.09)%	199%
—	(b)	29.89	(i)	(21.00	)(i)	2,409	1.30 *	0.05 *	251

$—	(b)	$36.39	(i)	21.63	%(i)	$331,567	1.28%	(0.92)%	199%
—	(b)	29.91	(i)	(22.32	)(i)	302,275	1.26	(0.07)	251
0.01		43.18		(3.20)		408,183	1.25	(0.25)	269
—	(b)	46.22		25.69		330,275	1.26	(0.50)	209
0.01		36.78	(g)	8.08	(g)	323,919	1.24	(0.75)	272

$—	(b)	$35.88	(i)	21.34	%(i)	$40,594	1.54%	(1.17)%	199%
—	(b)	29.56	(i)	(22.52	)(i)	30,526	1.51	(0.31)	251
0.01		42.83		(3.42)		36,377	1.50	(0.50)	269
—	(b)	45.97		25.36		30,644	1.51	(0.74)	209
0.01		36.67	(h)	7.82	(h)	24,685	1.50	(0.98)	272

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	67

Financial Highlights   (Cont.)

Selected Per Share Data for the Year ended:	Net Asset Value Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Fund Redemption Fees (a)
RCM Wellness:
Class A
6/30/2010	$18.58	$(0.13)	$4.13	$4.00	$—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—	(b)
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	(b)
6/30/2007	21.23	(0.09)	2.68	2.59	—	(b)
6/30/2006	21.19	(0.11)	0.15	0.04	—	(b)
Class B
6/30/2010	$17.56	$(0.29)	$3.91	$3.62	$—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—	(b)
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—	(b)
6/30/2007	20.53	(0.25)	2.58	2.33	—	(b)
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	(b)
Class C
6/30/2010	$17.57	$(0.29)	$3.91	$3.62	$—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—	(b)
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—	(b)
6/30/2007	20.53	(0.25)	2.59	2.34	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	(b)
Class D
6/30/2010	$18.57	$(0.13)	$4.13	$4.00	$—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—	(b)
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	(b)
6/30/2007	21.22	(0.09)	2.69	2.60	—	(b)
6/30/2006	21.18	(0.11)	0.15	0.04	—	(b)
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.23 and 0.17%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.53 and (0.55)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.22 and 0.22%, respectively.
(f)	Effective January 1, 2007, the Advisory Fee was reduced by 0.05%.

68	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$22.58		21.47%		$13,684	1.48%		1.48%		(0.57)%	136%
18.58		(16.08)		11,635	1.51		1.52		(0.44)	365
22.14		(7.05)		9,241	1.52		1.52		(0.81)	171
23.82		12.20		11,879	1.55	(f)	1.55	(f)	(0.38)	254
21.23	(c)	0.19	(c)	14,526	1.57		1.57		(0.49)	280

$21.18		20.56%		$4,254	2.23%		2.23%		(1.35)%	136%
17.56		(16.74)		5,229	2.26		2.28		(1.19)	365
21.09		(7.74)		4,705	2.27		2.27		(1.56)	171
22.86		11.35		6,183	2.30	(f)	2.30	(f)	(1.13)	254
20.53	(d)	(0.53	)(d)	8,043	2.32		2.32		(1.24)	280

$21.19		20.55%		$7,141	2.23%		2.23%		(1.34)%	136%
17.57		(16.73)		7,528	2.25		2.26		(1.19)	365
21.10		(7.74)		4,895	2.27		2.27		(1.56)	171
22.87		11.34		5,554	2.30	(f)	2.30	(f)	(1.13)	254
20.53	(d)	(0.53	)(d)	7,444	2.32		2.32		(1.24)	280

$22.57		21.54%		$95,674	1.48%		1.48%		(0.58)%	136%
18.57		(16.12)		88,411	1.51		1.52		(0.45)	365
22.14		(7.05)		50,134	1.52		1.52		(0.81)	171
23.82		12.20		65,554	1.55	(f)	1.55	(f)	(0.38)	254
21.22	(e)	0.24	(e)	83,410	1.57		1.57		(0.51)	280

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	69

Notes to Financial Statements

June 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds (the “Fund” or “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to ten of the Funds offered by the Trust.

On March 19, 2010, Nicholas-Applegate Emerging Markets Fund merged into Allianz AGIC Emerging Markets Opportunities Fund and Nicholas-Applegate Global Select Fund merged into Allianz AGIC Global Fund. Nicholas-Applegate Emerging Markets Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of Allianz AGIC Emerging Markets Opportunities Fund. Nicholas-Applegate Global Select Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of Allianz AGIC Global Fund. For additional information, see Note 10.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

70	Allianz Funds Annual Report	6.30.10

A summary of the inputs used at June 30, 2010 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/10
AGIC Emerging Markets Opportunities:
Investments in Securities–Assets
Common Stock:
Brazil	$11,819	—	—		$11,819
Chile	360	—	—		360
Hong Kong	1,010	$7,092	—		8,102
India	472	8,000	—		8,472
Kuwait	—	—	$82		82
Mexico	3,705	—	—		3,705
Russia	4,637	3,101	—		7,738
South Africa	393	4,235	—		4,628
Taiwan	793	9,753	—		10,546
All Other	—	50,802	—		50,802
Preferred Stock	5,318	—	—		5,318
Rights	26	—	—		26
Warrants	6	—	—		6
Repurchase Agreement	—	1,225	—		1,225
Total Investments	$28,539	$84,208	$82		$112,829

AGIC Global:
Investments in Securities–Assets
Common Stock:
Australia	—	$632	—		$632
Belgium	—	496	—		496
China	—	1,507	—	(a)	1,507
Denmark	—	433	—		433
France	—	3,524	—		3,524
Germany	$423	613	—		1,036
Italy	—	326	—		326
Japan	684	870	—		1,554
Malaysia	—	788	—		788
Netherlands	—	913	—		913
Singapore	—	807	—		807
Spain	—	465	—		465
Switzerland	—	333	—		333
United Kingdom	—	5,266	—		5,266
All Other	19,640	—	—		19,640
Preferred Stock	—	472	—		472
Repurchase Agreement	—	1,312	—		1,312
Total Investments	$20,747	$18,757	—	(a)	$39,504

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/10
AGIC International:
Investments in Securities–Assets
Common Stock:
Hong Kong	$1,183	$4,223	—	$5,406
Israel	582	—	—	582
United Kingdom	754	23,866	—	24,620
All Other	—	60,803	—	60,803
Preferred Stock	—	1,891	—	1,891
Repurchase Agreement	—	1,457	—	1,457
Total Investments	$2,519	$92,240	—	$94,759

6.30.10	Allianz Funds Annual Report	71

Notes to Financial Statements   (Cont.)

June 30, 2010

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/10
AGIC Pacific Rim:
Investments in Securities–Assets
Common Stock:
Australia	$694	$17,012	—		$17,706
China	1,505	4,987	—		6,492
Hong Kong	1,391	9,675	—		11,066
Japan	6,135	66,976	—		73,111
Taiwan	1,996	764	—		2,760
United Kingdom	2,069	491	—		2,560
All Other	—	15,220	—		15,220
Repurchase Agreement	—	2,321	—		2,321
Total Investments	$13,790	$117,446	—		$131,236

NFJ International Value:
Investments in Securities–Assets
Common Stock	$1,378,999	—	—		$1,378,999
Repurchase Agreement	—	$19,886	—		19,886
Total Investments	$1,378,999	$19,886	—		$1,398,885

RCM Disciplined International Equity:
Investments in Securities–Assets
Common Stock:
Brazil	$347	—	—		$347
Canada	434	—	—		434
Israel	105	—	—		105
All Other	—	$37,301	—		37,301
Total Investments	$886	$37,301	—		$38,187

RCM Global Resources:
Investments in Securities–Assets
Common Stock:
Australia	—	$769	—		$769
France	—	880	—		880
Luxembourg	—	431	—		431
United Kingdom	—	3,109	—		3,109
All Other	$30,050	—	—		30,050
Repurchase Agreement	—	459	—		459
Total Investments	$30,050	$5,648	—		$35,698

RCM Global Small-Cap:
Investments in Securities–Assets
Common Stock:
Australia	—	$278	—		$278
Austria	—	428	—		428
China	—	823	—	(a)	823
Denmark	—	969	—		969
Finland	—	1,105	—		1,105
France	$404	388	—		792
Germany	710	1,074	—		1,784
Hong Kong	—	742	—		742
Ireland	915	—	—		915
Japan	—	7,418	—		7,418
Korea (Republic of)	207	962	—		1,169
Netherlands	326	1,249	—		1,575
Norway	—	584	—		584
Philippines	—	355	—		355
Sweden	—	1,224	—		1,224
Switzerland	436	2,116	—		2,552
Taiwan	—	660	—		660
United Kingdom	—	4,152	—		4,152
All Other	38,329	—	—		38,329
Repurchase Agreement	—	494	—		494
Total Investments	$41,327	$25,021	—	(a)	$66,348

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

72	Allianz Funds Annual Report	6.30.10

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/10
RCM Technology:
Investments in Securities–Assets
Common Stock:
Communications Equipment	$124,539	$985	—	$125,524
Electrical Equipment	8,756	10,342	—	19,098
Electronic Equipment, Instruments & Components	16,832	25,410	—	42,242
Internet Software & Services	97,646	608	—	98,254
Semiconductors & Semiconductor Equipment	108,858	21,382	—	130,240
Software	151,699	3,103	—	154,802
All Other	230,306	—	—	230,306
Repurchase Agreement	—	78,938	—	78,938
Options Purchased:
Market Price	59,086	—	—	59,086
Total Investments in Securities–Assets	$797,722	$140,768	—	$938,490
Investments in Securities–Liabilities
Options Written, at value:
Market Price	$(58,273)	$(45)	—	$(58,318)
Securities Sold Short, at value	(55,046)	(8,101)	—	(63,147)
Total Investments in Securities–Liabilities	$(113,319)	$(8,146)	—	$(121,465)
Total Investments	$684,403	$132,622	—	$817,025

RCM Wellness:
Investments in Securities–Assets
Common Stock:
Food Products	$2,120	$4,035	—	$6,155
Health Care Equipment & Supplies	21,710	1,305	—	23,015
Health Care Providers & Services	27,594	2,487	—	30,081
Pharmaceuticals	12,392	7,101	—	19,493
Textiles, Apparel & Luxury Goods	826	550	—	1,376
All Other	32,263	—	—	32,263
Repurchase Agreement	—	5,177	—	5,177
Options Purchased:
Market Price	2	—	—	2
Total Investments in Securities–Assets	$96,907	$20,655	—	$117,562
Investments in Securities–Liabilities
Options Written, at value:
Market Price	$(336)	$(1)	—	$(337)
Total Investments	$96,571	$20,654	—	$117,225

There were no significant transfers into and out of Levels 1 and 2 during the year ended June 30, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2010, was as follows (amounts in thousands):

	Beginning Balance 6/30/09	Net Purchases (Sales) and Settlements	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 6/30/10
AGIC Emerging Markets Opportunities:
Investments in Securities–Assets
Common Stock:
Korea (Republic of)	$ 267	$ (235)	$ 12	$ (44)	—
Kuwait	80	135	—	(133)	$ 82
Total Investments	$ 347	$ (100)	$ 12	$ (177)	$ 82

The net change in unrealized appreciation/depreciation of Level 3 investments which AGIC Emerging Markets Opportunities held at June 30, 2010 was $(133).

6.30.10	Allianz Funds Annual Report	73

Notes to Financial Statements   (Cont.)

June 30, 2010

	Beginning Balance 6/30/09		Net Purchases (Sales) and Settlements		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 6/30/10
AGIC Global:
Investments in Securities–Assets
Common Stock:
China	—	(a)	$ 299	(b)	—	$ (299)	—	(a)
Kuwait	$ 41		(31)		$ (386)	376	—
Total Investments	$ 41		$ 268		$ (386)	$ 77	—	(a)

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.
(b)	Payments for shares purchased in connection with reorganization (see Note 10).

The net change in unrealized appreciation/depreciation of Level 3 investments which AGIC Global held at June 30, 2010 was $(299).

AGIC International:
Investments in Securities–Assets
Rights:
Australia	$ 7		—	—	$ (7	)(a)	—
Total Investments	$ 7		—	—	$ (7)		—
(a) Amount represents expiration of rights. AGIC International does not currently hold Level 3 securities.
	Beginning Balance 6/30/09		Net Purchases (Sales) and Settlements	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation		Ending Balance 6/30/10
RCM Global Small-Cap:
Investments in Securities–Assets
Common Stock:
China	—	(a)	—	—	—		—	(a)
Total Investments	—	(a)	—	—	—		—	(a)

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

There was no net change in unrealized appreciation/depreciation of Level 3 investments which RCM Global Small-Cap held at June 30, 2010.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by the real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income except NFJ International Value, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment;

temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Federal Income Taxes.   Each Fund intend to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

74	Allianz Funds Annual Report	6.30.10

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at June 30, 2010. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.   The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

(h) Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Emerging Markets Opportunities—$252,013; AGIC Global—$44,088; AGIC International—$270,260; AGIC Pacific Rim—$134,747; NFJ International Value—$3,721,551, RCM Disciplined International Equity—$112,054; RCM Global Resources—$16,860; RCM Global Small-Cap—$55,806; RCM Technology—$282,305, and RCM Wellness—$69,882.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through its custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Short Sales.   Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sell a security or other instrument (such as an option, forward, future or other derivative contract) that they do not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Funds to the risk that it will be required to cover their short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out their short position.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed

6.30.10	Allianz Funds Annual Report	75

Notes to Financial Statements   (Cont.)

June 30, 2010

the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”) (as of August 25, 2010, Allianz Global Investors Capital LLC (“AGIC”) assumed the sub-advisory responsibilities for the Funds previously sub-advised by NACM) and RCM Capital Management LLC (“RCM”), as the investment sub-advisers (the “Sub-Advisers”) and affiliates of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment

Options Transactions.  Certain Funds write (sell) put and call options on securities for hedging purpose, risk management purposes or otherwise as part of its investment strategy. The risk associated with purchasing an option is the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Swaps.  Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currency or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Fair Value of Derivative Instruments at June 30, 2010

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at June 30, 2010 (amounts in thousands):

RCM Technology
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$ 59,086
Liability derivatives:
Options written, at value	$(58,318)

RCM Wellness
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$ 2
Liability derivatives:
Options written, at value	$(337)

76	Allianz Funds Annual Report	6.30.10

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended June 30, 2010 (amounts in thousands):

AGIC Emerging Markets Opportunities
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions	$—*

*	Amount less than $500.

AGIC Global
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions	$(2)

AGIC International
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions	$1

AGIC Pacific Rim
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions	$(71)

RCM Disciplined International Equity
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions	$12

	RCM Technology
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$2,424	—	$2,424
Options written	24,602	—	24,602
Swaps	(1,094)	—	(1,094)
Foreign currency transactions	—	$7	7
Total net realized gain	$25,932	$7	$25,939

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$4,403	—	$4,403
Options written	(24,425)	—	(24,425)
Total net change in unrealized appreciation/depreciation	$(20,022)	—	$(20,022)

RCM Wellness
Location	Market Price
Realized gain on:
Investments (options purchased)	$ 137
Options written	161
Total net realized gain	$ 298
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(345)
Options written	75
Total net change in unrealized appreciation/depreciation	$(270)

The volumes indicated in the options written table (see Note 5(a)) are indicative of the amounts throughout the year.

4.	INVESTMENT MANAGER/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager serves as investment manager to the Trust, pursuant to an investment management contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Investment Advisory Fee is charged at the annual rate as noted in the following table.

The Sub-Advisers under the supervision of the Investment Manager, directs the investments of each Fund’s assets. The advisory fees received by the Investment Manager are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  The Investment Manager provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes	Institutional Class(1)			Administrative Class(1)			Class A, B, C, D and R(1)(2)			Class P(1)

	Investment Advisory Fee	Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee
AGIC Emerging Markets Opportunities	0.90%	0.40%	0.41	%(3)(7)	N/A	N/A		0.50%	0.53	%(5)	0.50%	0.52	%(6)
AGIC Global	0.70	0.35	0.35		0.35%	0.35%		0.45	0.47	(4)	0.45	0.45
AGIC International	0.60	0.40	0.42	(3)	0.40	0.42	(3)	0.50	0.54	(5)	0.50	0.52	(6)
AGIC Pacific Rim	0.90	0.40	0.42	(3)	N/A	N/A		0.50	0.54	(5)	0.50	0.52	(6)
NFJ International Value	0.60	0.40	0.38	(3)(8)	0.40	0.36	(8)	0.50	0.49	(5)(8)	0.50	0.47	(6)(8)
RCM Disciplined International Equity	0.50	0.40	0.42	(3)	0.40	0.42	(3)	0.50	0.53	(5)	N/A	N/A
RCM Global Resources	0.70	0.35	0.35		N/A	N/A		0.45	0.47	(4)	0.45	0.45
RCM Global Small-Cap	0.95	0.35	0.35		N/A	N/A		0.45	0.47	(4)	0.45	0.45
RCM Technology	0.90	0.30	0.30		0.30	0.30		0.40	0.42	(3)	0.40	0.40
RCM Wellness	0.80	N/A	N/A		N/A	N/A		0.40	0.42	(3)	N/A	N/A

(1)

The total Administration fee rate for each class of Allianz AGIC Emerging Markets Opportunities, Allianz AGIC International, Allianz AGIC Pacific Rim, Allianz NFJ International Value and Allianz RCM Disciplined International Equity Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate

6.30.10	Allianz Funds Annual Report	77

Notes to Financial Statements   (Cont.)

June 30, 2010

average daily net assets by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of 5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. The total administrative fee rate for each class of shares of AGIC Global, RCM Global Resources and RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. The total administrative fee rate for each class of shares of all other Allianz Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to the classes.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)	Prior to November 2, 2009, Administration Fee was 0.45%.
(4)	Prior to November 2, 2009, Administration Fee was 0.50%.
(5)	Prior to November 2, 2009, Administration Fee was 0.60%.
(6)	Prior to November 2, 2009, Administration Fee was 0.55%.
(7)

Effective as of the close of business on March 19, 2010, the Investment Manager has contractually agreed to observe, through March 31, 2011, an irrevocable waiver of a portion of its administrative fees paid by the Institutional Class shares of the Fund such that the total annual fund operating expenses do not exceed 1.29% of the Fund’s average daily net assets attributable to the Institutional Class shares of the Fund.

(8)

Effective June 7, 2010, the Administrator has voluntarily agreed to observe a waiver of a portion of its administrative fees paid by Institutional, Administrative, A, C, D, R and P Class shares in the amount of 0.10% of the Fund’s average daily net assets attributable to these particular share classes.

78	Allianz Funds Annual Report	6.30.10

Redemption Fees.  Redemption fees were eliminated effective May 1, 2009.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed cost to be carried forward as of June 30, 2010.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Funds, the Funds compensate the Distributor or an affiliate with respect to Class D shares for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D shares.

The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2010, the Distributor received $251,744 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from The Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the year ended June 30, 2010, were as follows (amounts in thousands):

	Purchases	Sales
AGIC Emerging Markets Opportunities	$ 200,334	$ 172,131
AGIC Global	43,704	32,033
AGIC International	208,344	253,793
AGIC Pacific Rim	137,987	184,044
NFJ International Value	713,548	457,744
RCM Disciplined International Equity	26,795	31,487
RCM Global Resources	62,622	63,286
RCM Global Small-Cap	125,701	143,253
RCM Technology	1,711,214	1,836,591
RCM Wellness	171,460	192,735

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology		RCM Wellness
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2009	351,914	$52,356	—	—
Sales	814,895	151,276	4,605	$781
Closing Buys	(444,481)	(80,405)	(1,959)	(221)
Exercised	(17,014)	(5,778)	—	—
Expirations	(433,723)	(54,517)	(526)	(148)
Balance at 6/30/2010	271,591	$62,932	2,120	$412

6.	INCOME TAX INFORMATION

At June 30, 2010, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
AGIC Emerging Markets Opportunities	—	—	—	—	$79,778	$40
AGIC Global	$86	—	—	—	23,979	26
AGIC International	1,721	—	—	—	205,721	732
AGIC Pacific Rim	218	—	—	—	77,479	820
NFJ International Value	1,199	—	—	—	541,919	20,471
RCM Disciplined International Equity	717	—	—	—	22,351	103
RCM Global Resources	—	—	—	—	14,646	28
RCM Global Small-Cap	—	—	—	—	51,372	106
RCM Technology	—	—	—	—	234,960	—
RCM Wellness	—	—	—	—	24,480	—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2009 through June 30, 2010 which the Fund elected to defer to the following taxable year pursuant to income tax reguations.

6.30.10	Allianz Funds Annual Report	79

Notes to Financial Statements   (Cont.)

June 30, 2010

As of June 30, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses

	2011	2012	2013	2014	2015	2016	2017		2018
AGIC Emerging Markets Opportunities	—	—	—	—	—	—	$63,078		$16,700
AGIC Global	—	—	—	—	—	$3,089	13,139		7,751
AGIC International	—	—	—	—	—	—	155,468		50,252
AGIC Pacific Rim	—	—	—	—	—	—	35,635		41,845
NFJ International Value	—	—	—	—	—	—	100,274		441,645
RCM Disciplined International Equity	$11,185	—	—	—	—	—	6,963		4,203
RCM Global Resources	—	—	—	—	—	—	8,000		6,647
RCM Global Small-Cap	—	—	—	—	—	—	33,785		17,587
RCM Technology	30,847	—	—	—	—	—	129,519		74,595
RCM Wellness	—	—	—	$3,734	—	—	15,467	*	5,278	*

*	Subject to limitations under IRC Sections 381-384.

At June 30, 2010, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(4)
AGIC Emerging Markets Opportunities	$103,070	$14,713	$(4,954)	$9,759
AGIC Global	40,005	3,066	(3,567)	(501)
AGIC International	97,681	4,428	(7,350)	(2,922)
AGIC Pacific Rim	141,015	7,843	(17,622)	(9,779)
NFJ International Value	1,419,112	107,070	(127,297)	(20,227)
RCM Disciplined International Equity	44,983	1,869	(8,665)	(6,796)
RCM Global Resources	38,312	1,632	(4,246)	(2,614)
RCM Global Small-Cap	69,201	5,445	(8,298)	(2,853)
RCM Technology	796,243	182,610	(40,363)	142,247
RCM Wellness	112,742	11,070	(6,250)	4,820

(4)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, basis adjustments from investments in partnerships and wash sale loss deferrals for federal income tax purposes.

For the year ended June 30, 2010, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distributions	Return of Capital
AGIC Emerging Markets Opportunities	$983	—	—	—
AGIC Global	—	—	—	—
AGIC International	3,674	—	—	—
AGIC Pacific Rim	848	—	—	—
NFJ International Value	24,543	—	—	—
RCM Disciplined International Equity	1,199	—	—	—
RCM Global Resources	—	—	—	—
RCM Global Small-Cap	—	—	—	—
RCM Technology	—	—	—	—
RCM Wellness	—	—	—	—

(5)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

80	Allianz Funds Annual Report	6.30.10

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Emerging Markets Opportunities				AGIC Global				AGIC International
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	879	$18,612	955	$16,642	304	$4,107	290	$4,080	274	$3,467	483	$6,106
Class B	—	—	—	—	37	455	72	892	—	—	—	—
Class C	297	6,227	368	6,820	60	760	113	1,345	158	1,997	260	2,989
Class D	202	4,326	624	12,568	21	282	24	306	83	1,033	91	1,079
Class R	—	—	—	—	11	134	54	802	2	21	— *	10
Class P	11	230	38	648	7	97	21	245	8	105	193	2,092
Institutional Class	692	14,668	268	4,569	187	2,564	—	—	1,775	22,470	1,883	21,545
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Issued in reinvestment of dividends and distributions:
Class A	16	351	48	654	—	—	2	24	63	$791	143	1,532
Class B	—	—	—	—	—	—	3	26	—	—	—	—
Class C	4	90	21	292	—	—	2	15	41	512	70	745
Class D	4	85	19	259	—	—	1	5	9	117	16	168
Class R	—	—	—	—	—	—	—	—	— *	2	— *	1
Class P	— *	1	—	—	—	—	—	—	1	11	—	—
Institutional Class	16	357	75	1,028	—	—	—	—	151	1,909	308	3,290
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Issued in Reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	1,854	41,439	—	—	1,449	20,866	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(926)	(19,580)	(1,804)	(33,927)	(289)	(3,831)	(619)	(7,245)	(1,552)	(19,453)	(5,188)	(65,269)
Class B	—	—	—	—	(352)	(4,429)	(612)	(7,171)	—	—	—	—
Class C	(280)	(5,826)	(466)	(7,608)	(172)	(2,152)	(349)	(3,892)	(1,299)	(16,177)	(3,196)	(38,878)
Class D	(444)	(9,243)	(2,404)	(51,014)	(34)	(462)	(62)	(759)	(242)	(3,046)	(375)	(4,605)
Class R	—	—	—	—	(16)	(207)	(10)	(118)	— *	(2)	— *	(2)
Class P	(26)	(544)	— *	(6)	(15)	(208)	(5)	(66)	(76)	(949)	(6)	(63)
Institutional Class	(542)	(11,510)	(1,364)	(25,312)	(134)	(1,841)	(4)	(38)	(2,972)	(37,622)	(3,850)	(44,989)
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Net increase (decrease) resulting from Fund share transactions	1,757	$39,683	(3,622)	$(74,387)	1,064	$16,135	(1,079)	$(11,549)	(3,576)	$(44,814)	(9,168)	$(114,249)

6.30.10	Allianz Funds Annual Report	81

Notes to Financial Statements   (Cont.)

June 30, 2010

	AGIC Pacific Rim				NFJ International Value				RCM Disciplined International Equity
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	861	$9,309	1,109	$11,194	19,648	$358,729	32,895	$535,562	271	$3,386	233	$2,261
Class B	84	849	127	1,179	—	—	—	—	34	380	31	303
Class C	268	2,771	340	3,130	3,963	71,637	4,147	71,302	138	1,520	217	1,941
Class D	575	6,141	1,131	10,346	3,064	55,732	6,717	117,860	15	167	10	86
Class R	—	—	—	—	13	248	—	—	—	—	—	—
Class P	74	808	632	5,973	4,243	78,339	3,588	53,431	—	—	—	—
Institutional Class	646	7,308	1,556	13,690	11,561	211,141	14,677	245,057	95	1,072	162	1,476
Administrative Class	—	—	—	—	1	10	—	—	—	1	—	—
Issued in reinvestment of dividends and distributions:
Class A	13	138	55	494	538	9,760	1,678	23,951	27	309	23	200
Class B	— *	— *	23	190	—	—	—	—	10	107	—	—
Class C	— *	— *	34	291	78	1,393	493	6,954	38	424	12	109
Class D	20	218	63	560	71	1,293	405	5,854	3	29	1	14
Class R	—	—	—	—	— *	2	—	—	—	—	—	—
Class P	1	12	—	—	24	432	6	91	—	—	—	—
Institutional Class	35	395	57	529	417	7,635	713	10,355	17	195	13	117
Administrative Class	—	—	—	—	— *	— *	—	—	—	3	— *	2
Cost of shares redeemed:
Class A	(1,800)	(19,298)	(4,962)	(49,061)	(14,686)	(265,877)	(33,796)	(502,546)	(269)	(3,003)	(776)	(7,448)
Class B	(570)	(5,863)	(1,387)	(13,496)	—	—	—	—	(229)	(2,497)	(530)	(5,104)
Class C	(1,204)	(12,216)	(3,084)	(29,440)	(3,034)	(54,257)	(6,760)	(100,272)	(364)	(3,940)	(662)	(6,241)
Class D	(1,883)	(20,183)	(1,975)	(19,670)	(5,783)	(106,675)	(6,150)	(96,161)	(11)	(118)	(26)	(247)
Class R	—	—	—	—	— *	— *	—	—	—	—	—	—
Class P	(366)	(4,044)	(4)	(35)	(1,754)	(31,594)	(104)	(1,537)	—	—	—	—
Institutional Class	(1,196)	(12,969)	(1,363)	(13,315)	(5,691)	(102,379)	(7,700)	(118,184)	(212)	(2,417)	(334)	(3,453)
Administrative Class	—	—	—	—	—	—	—	—	(2)	(26)	(1)	(15)
Net increase (decrease) resulting from Fund share transactions	(4,442)	$(46,624)	(7,648)	$(77,441)	12,673	$235,569	10,809	$251,717	(439)	$(4,408)	(1,627)	$(15,999)

82	Allianz Funds Annual Report	6.30.10

	RCM Global Resources				RCM Global Small-Cap				RCM Technology
	Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	504	$7,449	602	$8,211	279	$5,658	262	$4,498	2,305	$79,850	2,259	$64,619
Class B	—	—	—	—	30	542	28	450	36	1,092	56	1,479
Class C	214	3,069	362	4,744	65	1,205	66	1,025	275	8,871	293	7,592
Class D	304	4,528	343	3,998	123	2,525	42	667	895	31,117	996	26,959
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	7	111	35	431	6	127	47	761	976	36,878	84	2,406
Institutional Class	555	7,874	381	4,788	104	2,136	133	1,952	6,293	223,261	2,838	82,333
Administrative Class	—	—	—	—	—	—	—	—	338	11,939	315	8,422
Issued in reinvestment of dividends and distributions:
Class A	— *	— *	44	455	—	—	— *	1	— *	— *	1,035	22,894
Class B	—	—	—	—	—	—	—	—	—	—	69	1,445
Class C	— *	— *	30	293	—	—	—	—	—	—	380	7,911
Class D	— *	— *	15	158	—	—	—	—	—	—	570	12,486
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	30	307	—	—	—	—	—	—	996	22,704
Administrative Class	—	—	—	—	—	—	—	—	—	—	94	2,115
Cost of shares redeemed:
Class A	(485)	(6,969)	(829)	(12,184)	(418)	(8,228)	(1,376)	(22,806)	(5,007)	(173,034)	(3,400)	(98,088)
Class B	—	—	—	—	(315)	(5,935)	(602)	(9,863)	(223)	(7,347)	(346)	(9,959)
Class C	(291)	(4,032)	(506)	(7,204)	(210)	(3,874)	(711)	(10,893)	(678)	(22,068)	(892)	(23,469)
Class D	(410)	(5,735)	(230)	(3,763)	(329)	(6,615)	(640)	(11,022)	(1,459)	(50,304)	(1,740)	(49,184)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(12)	(181)	—	—	(26)	(543)	(1)	(13)	(612)	(22,284)	(4)	(103)
Institutional Class	(437)	(6,619)	(126)	(1,489)	(215)	(4,441)	(334)	(5,731)	(7,288)	(268,026)	(3,180)	(96,304)
Administrative Class	—	—	—	—	—	—	—	—	(240)	(8,488)	(225)	(7,060)
Net increase (decrease) resulting from Fund share transactions	(51)	$(505)	151	$(1,255)	(906)	$(17,443)	(3,086)	$(50,974)	(4,389)	$(158,543)	198	$(20,802)

6.30.10	Allianz Funds Annual Report	83

Notes to Financial Statements   (Cont.)

June 30, 2010

	RCM Wellness
	Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount

Shares sold:
Class A	265	$6,255	142	$2,689
Class B	9	186	48	888
Class C	29	636	52	964
Class D	488	11,272	181	3,514
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Issued in Reorganization:
Class A	—	—	444	8,316
Class B	—	—	171	3,037
Class C	—	—	376	6,695
Class D	—	—	4,017	75,260
Cost of shares redeemed:
Class A	(285)	(6,678)	(377)	(6,742)
Class B	(106)	(2,302)	(144)	(2,503)
Class C	(120)	(2,562)	(232)	(3,849)
Class D	(1,010)	(23,188)	(1,702)	(29,734)
Net increase (decrease) resulting from Fund share transactions	(730)	$(16,381)	2,976	$58,535

*	A zero balance may reflect actual amounts rounding to less than one thousand.
8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now AGIC Growth Fund), PEA Opportunity Fund (now AGIC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now AGIC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (“the MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of Allianz AGIC Target Fund and one individual shareholder of Allianz AGIC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this shareholder report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of the Investment Manager or the Distributor to perform their respective contracts with respect to the Funds.

9.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Global Resources $14,796 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Technology $40 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2009, the applicable Sub-Adviser reimbursed RCM Technology $17,241 (less than $0.005 per share) for realized losses resulting from a trading error.

84	Allianz Funds Annul Report	6.30.10

10.	FUND REORGANIZATIONS

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below. Each transaction was a tax-free exchange for shares of the respective Acquiring Funds, pursuant to a plan of reorganization approved by the respective Acquired Fund’s shareholders (amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
AGIC Emerging Markets Opportunities Fund	Nicholas-Applegate Emerging Markets Fund	March 19, 2010	1,854	$41,439	$41,439	$85,479	$126,918	$7,933
AGIC Global Fund	Nicholas-Applegate Global Select Fund	March 19, 2010	1,449	20,866	20,866	25,646	46,512	3,431

11.	SUBSEQUENT EVENT

On August 25, 2010, the sub-advisory contract that NACM had in place with respect to certain series of the Trust is being novated to AGI Capital, which is the parent of NACM and a registered investment adviser. On June 3, 2010, the Board of Trustees approved the novation agreement among AGI Capital, AGIFM and NACM.

AGI Capital will be sub-adviser to the former NACM Funds, each of which is named below, and will be responsible for the day-to-day portfolio management of these Funds. All of the employees of NACM will become employees of AGI Capital and will continue to manage the respective Funds’ assets consistent with the strategies, policies, and guidelines established by the Funds with NACM. NACM is expected to dissolve and liquidate.

As a result of these novations, the applicable Funds’ names will change on August 25, 2010, as follows:

Previous Name	Current Name
Allianz NACM Emerging Markets Opportunities Fund	Allianz AGIC Emerging Markets Opportunities Fund
Allianz NACM Global Fund	Allianz AGIC Global Fund
Allianz NACM International Fund	Allianz AGIC International Fund
Allianz NACM Pacific Rim Fund	Allianz AGIC Pacific Rim Fund

Aside from the Funds’ names, these changes are not anticipated to have any effect on the Funds.

6.30.10	Allianz Funds Annual Report	85

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AGIC Emerging Markets Opportunities Fund (formerly NACM Emerging Markets Opportunities Fund), AGIC Global Fund (formerly NACM Global Fund), AGIC International Fund (formerly NACM International Fund), AGIC Pacific Rim Fund (formerly NACM Pacific Rim Fund), NFJ International Value Fund, RCM Disciplined International Equity Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Technology Fund and RCM Wellness Fund, (ten of the twenty-nine funds constituting the Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 18, 2010

86	Allianz Funds Annual Report	6.30.10

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2010) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

DRD
AGIC Emerging Markets Opportunities	100%
AGIC Global	0%
AGIC International	100%
AGIC Pacific Rim	100%
NFJ International Value	96%
RCM Disciplined International Equity	88%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Technology	0%
RCM Wellness	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2010 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

QDI
AGIC Emerging Markets Opportunities	5%
AGIC Global	0%
AGIC International	0%
AGIC Pacific Rim	0%
NFJ International Value	0%
RCM Disciplined International Equity	0%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Technology	0%
RCM Wellness	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Foreign Tax Credit.   The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2010 are as follows:

	Gross Foreign Dividends $	Gross Foreign Dividends per share	Foreign Tax $	Foreign Tax per share
AGIC Emerging Markets Opportunities	2,253,610	$0.51424	195,876	$0.04469
AGIC Global	—	—	—	—
AGIC International	3,983,416	0.37483	259,211	0.02439
AGIC Pacific Rim	3,268,000	0.20873	125,493	0.00801
NFJ International Value	45,431,124	0.58804	3,203,306	0.04146
RCM Disciplined International Equity	1,230,169	0.30088	104,820	0.02563
RCM Global Resources	—	—	—	—
RCM Global Small-Cap	589,252	0.14606	47,159	0.01169
RCM Technology	—	—	—	—
RCM Wellness	—	—	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2010. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2011.

6.30.10	Allianz Funds Annual Report	87

Privacy Policy (Unaudited)

We consider shareholder privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholder’s privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our products, and we may enter into joint marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are solely permitted to use this information to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any mutual fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products or services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in our mutual funds or other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously our obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

88	Allianz Funds Annul Report	6.30.10

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 5/06/1959 Trustee	1/2006 to present	Managing Director, Chairman of the Board and Chief Executive Officer, RCM Capital Management LLC, Executive Committee Member, Allianz Global Investors AG, Member—Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC; Managing Director, Chairman of the Board and Chief Executive Officer of RCM U.S. Holdings LLC.	29	None

John C. Maney†† 8/3/1959 Trustee	12/2006 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	81	††

Independent Trustees

Maryann Bruce 4/1/1960 Trustee	6/2010 to present	President, Turnberry Advisory Group (business consulting); formerly President, Aquila Distributors, Inc.; formerly, Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; formerly, Executive Managing Director, Evergreen Investments; and formerly, President, Evergreen Investments Services, Inc. (securities distribution).	29	None

Theodore J. Coburn 7/08/1953 Trustee	6/2002 to present	Partner, Coburn Greenberg Partners LLC (investment banking); formerly, President, Coburn Capital Group (investment banking); formerly Executive Vice President, Nations Academy (education management); formerly, Executive Vice President of the Edison Schools, Inc. (education management); formerly, Senior Vice President, NASDAQ Stock Market; and formerly, Partner, Brown, Coburn & Co. (investment banking).	29	Director, Ramtron International Corporation

F. Ford Drummond 10/22/1962 Trustee	1/2006 to present	Owner/Operator, Drummond Ranch; formerly, General Counsel, BMI-Health Plans (benefits administration).	29	None

C. Kim Goodwin 5/15/1959 Trustee	6/2010 to present	Founder, GGA Consulting Company, Inc. (Internet consulting); formerly, Head of Equities (Global), Credit Suisse; and formerly, Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	29	Director, Akamai Technologies, Inc.

James S. MacLeod 11/21/1947 Trustee	1/2006 to present	Director and Executive Vice President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc.; formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	29	Director Sykes Enterprises, Inc.

6.30.10	Allianz Funds Annual Report	89

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Davey S. Scoon 12/14/1946 Trustee	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine; formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and formerly, Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	29	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, CardioKine, Inc.

Edward E. Sheridan 9/19/1954 Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	29	None

W. Bryant Stooks 9/10/1940 Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services); formerly, President, Ocotillo At Price L.L.C. (real estate investment); formerly, President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and formerly, Partner, Arthur Andersen & Co. (auditing).	29	None

Gerald M. Thorne 5/12/1938 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners LLC (resort real estate); formerly, Director, Kaytee, Inc. (birdseed company); formerly, President and Director, Firstar National Bank of Milwaukee; formerly, Chairman, President and Director, Firstar National Bank of Sheboygan; formerly, Director, Bando-McGlocklin Capital Corp. (small business investment company); formerly, Director, VPI Inc. (plastics company); and formerly, Director, American Orthodontics Corporation.	29	None

James W. Zug 7/22/1940 Trustee	1/2006 to present	Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	29	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; Director, Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.
†	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set fort in the table above.
††	Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

90	Allianz Funds Annual Report	6.30.10

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 52 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Lawrence Altadonna 3/10/1966 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Youse Guia 9/03/1972 Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Richard Cochran 1/23/1961 Assistant Treasurer	6/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.10	Allianz Funds Annual Report	91

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

NFJ Investment Group LLC

Nicholas-Applegate Capital Management LLC (until 8/25/10)

Allianz Global Investors Capital LLC (as of 8/25/10)

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services-Midwest, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

Contact your financial advisor or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—PIMCO, NFJ Investment Group, RCM, Allianz Global Investors Capital and Allianz Global Investors Solutions—provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AIG as of 03/31/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ015AR_063010

Annual Report

June 30, 2010

Allianz Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz CCM Capital Appreciation Fund

Allianz CCM Emerging Companies Fund

Allianz CCM Focused Growth Fund

Allianz CCM Mid-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter2-3

Fund Summary4-11

Important Information About the Funds12-13

Benchmark Descriptions14

Schedules of Investments15-19

Statements of Assets and Liabilities20

Statements of Operations21

Statements of Changes in Net Assets22

Financial Highlights24-33

Notes to Financial Statements34-41

Report of Independent Registered Public Accounting Firm 42

Federal Income Tax Information 43

Privacy Policy 44

Trustees and Officers of Allianz Funds 45-47

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: equity securities risk, market risk and small company risk. Equity funds are subject to the basic stock market risk that a particular security, or securities in general, may decrease in value. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

E. Blake Moore Jr.

President & CEO

Fellow Shareholder:

Not too long ago, I was flying home from a business trip. It was a routine flight with the usual announcements and occasional bumps. I didn’t expect any rough weather and was peacefully reading my e-book. With no warning, there was a flash of light off the left side of the plane. No unusual noise, no immediate announcement by the pilot. I went back to my reading, thinking everything was fine. About 10 minutes later, the pilot came on to tell us that our left engine had been hit by lightening, and in fact had shut down (immediately increasing my respect for two-engine planes). The flight crew had been busy working on the engine and simultaneously making alternative landing arrangements, all unbeknownst to us passengers. He went on to say that in fact the engine had been restarted, and that we were proceeding to our original destination with minimal delay and no further expected issues. All was well. We landed safely and about on schedule.

That flight experience is a good metaphor, I think, for what investors have experienced over the last few years: unusual events, anxiety, surprises, possible changes in plans and destinations. And yet over the long run, with professional guidance, we usually manage to get where we are going and where we need to be. It is important for investors to remember that all storms eventually end, and although sudden squalls can hit at any moment, a steady, experienced pilot can help get you where you are going.

With that in mind, let’s look at the last twelve months.

The Year in Review

The twelve-month period ended June 30, 2010, in fact, was not dissimilar from the trajectory of an airplane flight. U.S. stock markets, as measured by the S&P 500 Index, soared for the first three quarters, eventually climbing 80% off the March 2009 lows. In the last quarter of the reporting period, however, the market stalled and then descended sharply, with the markets giving up a third of their gains.

Despite the late downdraft, markets registered solid gains for the period as a whole. The S&P 500 rose 14.43%. The Russell 1000 Growth Index, which measures large U.S. large company growth stocks, returned 13.62%, while the Russell 1000 Value Index posted a 16.92% return. As for small-company stocks, the Russell 2000 Index returned 21.48% during the period.

Running parallel to the markets — and the reporting period — were three straight quarters of economic growth: 2.2%, 5.6% and, between January and March of this year, 2.7% on an annualized basis. But like the markets, there were signs in the last three months of a slowdown. Unemployment hovered just under double-digit levels, and consumers remained wary. Despite record low mortgage rates, sales of new homes reached their lowest level since the government began tracking such data in 1963. And the government began unwinding its emergency fiscal and monetary measures, raising questions as to how stable — or wobbly — the U.S economy really was.

The Federal Reserve Board (the “Fed”) opted for the latter. At its last meeting in late June, Fed officials downgraded their expectations for U.S. growth, saying it may take up to six years for the

2	Allianz Funds

economy to get back to what they considered normal. It added future stimulus measures may be needed if things “were to worsen appreciably.”

Allianz Global Investors – Positioned to Face Today’s Challenges

Whatever scenario plays out — and perhaps a muddled middle-path may be what transpires — there will probably be more of those unusual events and surprises mentioned above. We remain in an uncertain period and there can never be any guarantees as to the direction of the markets. That said, historically the U.S. economy has proven its resilience over long periods of time — periods similar in many respects to what we have encountered over the last few years. It is important — indeed reassuring — to remember that there are always pockets of strength, innovation and renewal in the American economy. We are hopeful that with disciplined and thorough investment research, we can continue to identify them for our clients.

On behalf of Allianz Global Investors and our investment managers, thank you for investing with us. We appreciate your business and your trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional fund information and investment insight.

Sincerely,

E. Blake Moore Jr.

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	June 30, 2010	3

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

• The Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

• In absolute terms, Fund holdings in the materials, consumer discretionary and industrials sectors delivered the highest average rates of return, while positions in utilities and financials companies registered declines. Relative to the benchmark, stock selection decisions and an underweight position in financials companies detracted from returns, as did selections in the consumer staples sector. Stock selection decisions among materials and technology companies contributed positively to relative returns.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In the financials sector, banks and asset management companies underperformed many of the specialty insurers and other financial services companies in the benchmark. Late in the period lawmakers approved significant increases in financial regulation. Bank and asset manager shares dropped on concerns profits would be hurt by lower fees, higher costs and restrictions on derivatives and proprietary trading. In this environment, shares of asset management companies Lazard, Principal Financial, Goldman Sachs and Blackrock all declined.

• Among consumer staples companies, shares of food processing giant Archer Daniels Midland fell on prospects of new antitrust enforcement actions. Federal officials signaled plans to seek a balance of power between agricultural companies, farmers and consumers by reducing the level of control large corporations have over the nation’s food supply. Shares of Molson Coors Brewing declined as cash-strapped consumers cut back on spending.

• In the materials sector, the Fund’s exposure to economically sensitive steel and specialty chemical producers and underweighting of select fertilizer makers contributed positively to relative returns. The Fund’s position in Cliffs Natural Resources rose on recovery of the company’s coal business and prospects for improvement in its chromium business. Shares of chemicals producer DuPont advanced as manufacturers reported stabilization in employment and output.

• Among technology stocks, a position in NetApp boosted returns as demand for the company’s data storage systems increased, pushing margins and cash flow to record levels. Among semiconductor companies, shares of Marvell Technology and Micron boosted returns on the strength of a rally in the chip market.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	12.23%	–2.64%	–2.00%	7.80%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	6.06%	–3.73%	–2.56%	7.49%
Allianz CCM Capital Appreciation Fund Class B	11.36%	–3.38%	–2.52%	7.51%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	6.36%	–3.71%	–2.52%	7.51%
Allianz CCM Capital Appreciation Fund Class C	11.42%	–3.35%	–2.73%	7.01%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	10.42%	–3.35%	–2.73%	7.01%
Allianz CCM Capital Appreciation Fund Class D	12.26%	–2.65%	–2.01%	7.81%
Allianz CCM Capital Appreciation Fund Class R	11.93%	–2.89%	–2.30%	7.43%
Allianz CCM Capital Appreciation Fund Class P	12.51%	–2.38%	–1.72%	8.10%
Allianz CCM Capital Appreciation Fund Institutional Class	12.67%	–2.26%	–1.61%	8.21%
Allianz CCM Capital Appreciation Fund Administrative Class	12.43%	–2.50%	–1.83%	7.96%
Russell 1000 Growth Index	13.62%	0.38%	–5.14%	6.47%
S&P 500 Index	14.43%	–0.79%	–1.59%	7.51%
Lipper Large-Cap Growth Funds Average	11.28%	–0.52%	–4.08%	6.88%

† The Fund commenced operations on 03/08/91. Lipper comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 12 and 13 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

4	Allianz Funds

Allianz CCM Capital Appreciation Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	6.1%
Software	5.6%
Health Care Equipment & Supplies	4.7%
Oil, Gas & Consumable Fuels	4.6%
Health Care Providers & Services	3.8%
Food Products	3.6%
Food & Staples Retailing	3.5%
Insurance	3.5%
Other	62.4%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$928.30	$925.00	$925.20	$928.10	$926.90	$929.20	$930.10	$928.60
Expenses Paid During Period	$5.35	$8.97	$8.93	$5.35	$6.59	$4.16	$3.45	$4.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.24	$1,015.47	$1,015.52	$1,019.24	$1,017.95	$1,020.48	$1,021.22	$1,019.98
Expenses Paid During Period	$5.61	$9.39	$9.35	$5.61	$6.90	$4.36	$3.61	$4.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.88% for Class B, 1.87% for Class C, 1.12% for Class D, 1.38% for Class R, 0.87% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	5

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

• The Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

• On an absolute basis, the Fund’s exposure to technology stocks contributed most significantly to gains. Energy and utility holdings declined, on average. Relative to the benchmark, stock selection decisions among technology, health care and telecommunications companies contributed to positive performance, as did underweighting both the health care and telecommunications sectors. Stock selection decisions in the consumer discretionary and energy sectors detracted from returns versus the benchmark.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• Among technology holdings, increased demand for DRAM computer chips drove share prices of Integrated Silicon Solutions higher. Acme Packet continued to improve its longstanding leadership position in interactive communications technologies. Acme shares gained as the company moved to four-times the market share of its nearest competitor in the delivery of session border control products for internet voice, video and other multimedia applications.

• In health care, shares of pharmaceutical company Micrus Systems gained on news of strong clinical trial outcomes for two therapies for the treatment of cerebral aneurysms. Shares of Hi-Tech Pharmacal boosted returns as the company received FDA clearance to market Tropazone lotion, a prescription dermatological product.

• In the consumer discretionary sector, holdings in travel and gaming industries declined as consumer behavior turned more cautious. Shares of Lodgenet Entertainment, a provider of interactive media and connectivity solutions to hotel guests, lost ground as declining revenues reflected the budget-minded spending patterns of travelers. Shares of YouBet, a leading online horse betting and horse wagering site, declined in tandem with Churchill Downs stock as the two companies completed a merger.

• In the energy sector, shares of Geokinetics fell in the period as the company reported disappointing earnings from weak demand in several key markets. The company provides seismic data services to exploration and production companies in the oil and natural gas business.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	17.52%	–3.04%	3.15%	9.31%
Allianz CCM Emerging Companies Fund Administrative Class	17.15%	–3.29%	2.90%	9.04%
Russell 2000 Growth Index	17.96%	1.14%	–1.72%	4.93%
Lipper Small-Cap Growth Funds Average	19.13%	0.26%	–0.75%	6.80%

† The Fund commenced operations on 06/25/93. Lipper comparisons began on 06/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Please see pages 12 and 13 for more information. The Fund’s gross expense ratios are 1.57% for Institutional Class shares and 1.82% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

6	Allianz Funds

Allianz CCM Emerging Companies Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Software	7.9%
Health Care Equipment & Supplies	6.6%
Internet Software & Services	5.4%
Health Care Providers & Services	4.8%
Biotechnology	4.3%
Hotels, Restaurants & Leisure	3.9%
Capital Markets	3.7%
Food Products	3.4%
Other	57.7%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$996.60	$995.60
Expenses Paid During Period	$7.03	$8.26

	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,017.75	$1,016.51
Expenses Paid During Period	$7.10	$8.35

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional Class and 1.67% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

• Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

• Stock selection decisions in the technology, industrials and financials sectors contributed most significantly to relative performance. An overweight position and stock selections in the consumer discretionary sector benefited returns as did selections among energy company stocks.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence.

• In technology, slowing global growth late in the period caused investors to rethink sales projections for products and services in both consumer and business segments. Shares of Nvidia fell despite encouraging financial reports as rising inventory levels clouded the outlook for the company’s graphics processing systems. Analysts lowered estimates for online marketplace company eBay as dollar strength, weak domestic sales and discontinuation of a popular Microsoft promotion were all expected to cut into profits.

• Among industrials, the Fund’s positions early in the period in engineering, freight and mining companies detracted from relative returns as those groups stalled with the first signs of slowing global growth. Fluor, the largest publicly traded U.S. engineering firm, announced slumping earnings and cut full-year forecasts. Shares of freight logistics company CH Robinson held flat as transport companies posted weak results in the face of a multi-year freight recession. Shares of mining equipment maker Joy Global weighed on returns as the U.S. dollar was pushed higher, depressing both commodities prices and demand for the company’s equipment.

• Among consumer discretionary holdings, designer apparel companies advanced in the period and Fund holdings in Ralph Lauren Polo, Coach and Nordstrom benefited. Food producers Starbucks and McDonalds also saw stock prices gain. Shares of roaster and retailer Starbucks delivered steady returns on strong coffee consumption. McDonald’s stock price gained through the period as the fast food chain posted steady sales and earnings growth, helped by its own expansion of coffee offerings.

• In energy, a position in Cameron International and an underweighting in integrated oil boosted relative returns. The maker of transmission and drilling equipment saw its shares advance through most of the period. The position was sold by the Fund in June, locking in gains for the period. Oil and gas company stocks came under pressure late in the period as the U.S. faced the biggest disaster in offshore drilling in history.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (08/31/99)
Allianz CCM Focused Growth Fund Class A	7.21%	–1.68%	–5.02%	–2.10%
Allianz CCM Focused Growth Fund Class A (adjusted)	1.31%	–2.79%	–5.56%	–2.61%
Allianz CCM Focused Growth Fund Class C	6.38%	–2.41%	–5.72%	–2.81%
Allianz CCM Focused Growth Fund Class C (adjusted)	5.38%	–2.41%	–5.72%	–2.81%
Allianz CCM Focused Growth Fund Class D	7.25%	–1.68%	–5.02%	–2.09%
Allianz CCM Focused Growth Fund Class P	7.63%	–1.40%	–4.75%	–1.82%
Allianz CCM Focused Growth Fund Institutional Class	7.50%	–1.30%	–4.66%	–1.72%
Allianz CCM Focused Growth Fund Administrative Class	7.34%	–1.55%	–4.89%	–1.96%
Russell 1000 Growth Index	13.62%	0.38%	–5.14%	–2.58%
Lipper Large-Cap Growth Funds Average	11.28%	–0.52%	–4.08%	–1.34%

† The Fund commenced operations on 08/31/99. Lipper comparisons began on 08/31/99.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 12 and 13 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.11% for Class D shares, 0.85% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

8	Allianz Funds

Allianz CCM Focused Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	7.0%
Computers & Peripherals	6.5%
Software	5.9%
Health Care Providers & Services	5.4%
Industrial Conglomerates	5.3%
Hotels, Restaurants & Leisure	4.8%
Pharmaceuticals	4.8%
Internet Software & Services	4.6%
Other	54.2%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$903.00	$899.00	$903.00	$904.40	$904.00	$902.20
Expenses Paid During Period	$5.28	$8.80	$5.28	$4.11	$3.64	$4.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.24	$1,015.52	$1,019.24	$1,020.48	$1,020.98	$1,019.74
Expenses Paid During Period	$5.61	$9.35	$5.61	$4.36	$3.86	$5.11

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87% for Class C, 1.12% for Class D, 0.87% for Class P, 0.77% for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

• Allianz CCM Mid-Cap Growth Fund seeks growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index.

• Stock selection decisions among industrials, technology and consumer discretionary companies contributed to relative performance. Selections among energy and materials stocks and an underweighting of the energy sector contributed positively to returns versus the benchmark.

• U.S. equities staged an impressive rally through most of the fiscal-year but turned sharply downward in the period’s closing months. Concerns over the sustainability of economic growth along with monetary weakness in Europe and uncertainty about government regulation as a result of the Gulf oil spill and U.S. banking crisis all combined to refuel investors’ risk aversion. Although corporations continued to report earnings improvement and growing cash balances, signs of a fragile recovery persisted in stagnant employment growth and deteriorating confidence. Among midcap growth stocks, technology companies paced the advance while energy companies notched gains but underperformed the market.

• Among industrials companies, shares of trucking company Con-Way declined in a challenging business environment characterized by weak demand, excess capacity and pricing pressure. A position in General Cable, which designs and manufactures copper, aluminum and fiber-optic wire for cable systems fell on rising metal prices, continued stagnation in U.S. and European construction industries and an inability to pass on higher costs to consumers. Both positions were sold by the Fund during the period.

• Within the technology sector, shares of security software maker McAfee fell in May as the company reported disappointing earnings results attributed to restructuring charges. A position in NCR Corp. detracted from returns as the 2009 holiday shopping season yielded poor results. The company reported that weak retail spending crimped demand for its self-service ATM kiosks. Both positions were sold by the Fund.

• Among energy companies, the Fund’s underweight position in oil and gas companies and exposure to coal production benefited returns. Shares of Alpha Natural Resources outperformed the benchmark in early 2010 as coal company stocks rallied on published reports that Japanese steel makers were paying higher prices for coal than expected.

• In materials, the Fund’s positions in specialty chemicals and coatings makers benefited returns. A holding in chemicals producer Ashland advanced as the company reported positive results tied to cost-cutting initiatives implemented during the recession. Shares of coatings and paints manufacturer Valspar Corp. advanced as the company reported increased sales and continued tight control over expenses, moves that helped the company beat analysts’ earnings estimates.

Average Annual Total Return for the period ended June 30, 2010

	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class A	17.08%	–1.59%	0.21%	8.34%
Allianz CCM Mid-Cap Fund Class A (adjusted)	10.65%	–2.69%	–0.36%	8.02%
Allianz CCM Mid-Cap Fund Class B	16.18%	–2.32%	–0.32%	8.04%
Allianz CCM Mid-Cap Fund Class B (adjusted)	11.18%	–2.63%	–0.32%	8.04%
Allianz CCM Mid-Cap Fund Class C	16.25%	–2.32%	–0.54%	7.54%
Allianz CCM Mid-Cap Fund Class C (adjusted)	15.25%	–2.32%	–0.54%	7.54%
Allianz CCM Mid-Cap Fund Class D	17.02%	–1.59%	0.21%	8.36%
Allianz CCM Mid-Cap Fund Class R	16.72%	–1.83%	–0.11%	7.99%
Allianz CCM Mid-Cap Fund Class P	17.42%	–1.29%	0.49%	8.66%
Allianz CCM Mid-Cap Fund Institutional Class	17.52%	–1.19%	0.60%	8.77%
Allianz CCM Mid-Cap Fund Administrative Class	17.19%	–1.43%	0.34%	8.50%
Russell Midcap Growth Index	21.30%	1.37%	–1.99%	7.89%
Lipper Mid-Cap Growth Funds Average	20.73%	1.03%	–1.00%	7.77%

† The Fund commenced operations on 08/26/91. Lipper comparisons began on 08/31/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 12 and 13 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

10	Allianz Funds

Allianz CCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Semiconductors & Semiconductor Equipment	5.6%
Machinery	5.4%
Health Care Equipment & Supplies	5.1%
Hotels, Restaurants & Leisure	4.9%
Specialty Retail	4.8%
Electrical Equipment	4.5%
Capital Markets	4.2%
Computers & Peripherals	4.0%
Other	59.3%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$970.70	$967.10	$967.10	$970.40	$969.10	$971.80	$972.80	$971.30
Expenses Paid During Period	$5.42	$9.12	$9.12	$5.42	$6.64	$4.20	$3.47	$4.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.29	$1,015.52	$1,015.52	$1,019.29	$1,018.05	$1,020.53	$1,021.27	$1,020.03
Expenses Paid During Period	$5.56	$9.35	$9.35	$5.56	$6.80	$4.31	$3.56	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.87% for Class B, 1.87% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2010	11

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (1/97), CCM Focused Growth (7/06) and CCM Mid-Cap (1/97).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (4/98), CCM Focused Growth (7/06) and CCM Mid-Cap (4/98).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional shares and the R shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (12/02) and CCM Mid-Cap (12/02).

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06) and CCM Mid-Cap (11/94).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds were no longer available for purchase, except through exchanges and dividend reinvestment.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

12	Allianz Funds

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2010	13

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 Index	The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market.

14	Allianz Funds

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.8%
Aerospace & Defense—2.4%
Boeing Co.	157,720	$9,897
Goodrich Corp.	128,780	8,532

		18,429

Air Freight & Logistics—1.2%
United Parcel Service, Inc., Class B	163,020	9,274

Airlines—1.2%
Southwest Airlines Co.	815,950	9,065

Auto Components—1.0%
Johnson Controls, Inc.	293,596	7,889

Automobiles—1.1%
Ford Motor Co. (a)	797,570	8,039

Biotechnology—0.9%
Gilead Sciences, Inc. (a)	189,430	6,494

Building Products—1.0%
Owens Corning (a)	252,510	7,553

Capital Markets—1.9%
Goldman Sachs Group, Inc.	53,710	7,051
Lazard Ltd., Class A	278,790	7,446

		14,497

Chemicals—1.3%
EI Du Pont de Nemours & Co.	285,940	9,891

Commercial Banks—1.1%
Wells Fargo & Co.	341,850	8,751

Communications Equipment—2.2%
Cisco Systems, Inc. (a)	776,620	16,550

Computers & Peripherals—6.1%
Apple, Inc. (a)	107,580	27,060
EMC Corp. (a)	556,880	10,191
NetApp, Inc. (a)	258,330	9,638

		46,889

Consumer Finance—1.3%
American Express Co.	249,210	9,894

Electrical Equipment—2.1%
Cooper Industries PLC	172,610	7,595
Emerson Electric Co.	200,580	8,763

		16,358

Electronic Equipment, Instruments & Components—1.2%
Agilent Technologies, Inc. (a)	314,440	8,940

Energy Equipment & Services—0.9%
National-Oilwell Varco, Inc.	213,070	7,046

Food & Staples Retailing—3.5%
Costco Wholesale Corp.	165,260	9,061
Wal-Mart Stores, Inc.	192,090	9,234
Whole Foods Market, Inc. (a)	242,760	8,744

		27,039

Food Products—3.6%
General Mills, Inc.	211,760	7,522
Hershey Co.	218,120	10,454
HJ Heinz Co.	225,150	9,731

		27,707

Health Care Equipment & Supplies—4.7%
Covidien PLC	225,680	9,068
Hospira, Inc. (a)	154,660	8,885
Medtronic, Inc.	227,210	8,241
Varian Medical Systems, Inc. (a)	181,165	9,471

		35,665

	Shares	Value (000s)

Health Care Providers & Services—3.8%
AmerisourceBergen Corp.	319,790	$10,153
Cardinal Health, Inc.	273,680	9,199
McKesson Corp.	138,640	9,311

		28,663

Hotels, Restaurants & Leisure—2.6%
McDonald’s Corp.	168,350	11,089
Starbucks Corp.	350,160	8,509

		19,598

Household Durables—0.9%
Leggett & Platt, Inc.	351,980	7,061

Household Products—2.4%
Kimberly-Clark Corp.	145,410	8,816
Procter & Gamble Co.	159,890	9,590

		18,406

Industrial Conglomerates—2.4%
3M Co.	121,420	9,591
Tyco International Ltd.	254,700	8,973

		18,564

Insurance—3.5%
Lincoln National Corp.	361,390	8,778
MetLife, Inc.	229,700	8,673
Prudential Financial, Inc.	174,690	9,374

		26,825

Internet & Catalog Retail—1.2%
Amazon.com, Inc. (a)	81,140	8,865

Internet Software & Services—3.0%
eBay, Inc. (a)	383,390	7,518
Google, Inc., Class A (a)	34,420	15,315

		22,833

IT Services—1.6%
International Business Machines Corp.	99,120	12,239

Leisure Equipment & Products—1.2%
Mattel, Inc.	432,790	9,158

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc. (a)	194,890	9,559

Machinery—2.6%
Dover Corp.	231,210	9,662
Joy Global, Inc.	197,112	9,874

		19,536

Media—3.0%
Comcast Corp., Class A	437,770	7,604
DIRECTV, Class A (a)	205,680	6,977
Omnicom Group, Inc.	251,430	8,624

		23,205

Metals & Mining—1.3%
Newmont Mining Corp.	156,260	9,647

Multiline Retail—1.0%
Nordstrom, Inc.	233,460	7,515

Office Electronics—1.1%
Xerox Corp.	999,620	8,037

Oil, Gas & Consumable Fuels—4.6%
Chevron Corp.	127,080	8,624
Exxon Mobil Corp.	157,670	8,998
Occidental Petroleum Corp.	115,840	8,937
Peabody Energy Corp.	223,510	8,746

		35,305

	Shares	Value (000s)

Pharmaceuticals—3.1%
Abbott Laboratories	176,150	$8,240
Johnson & Johnson	263,250	15,548

		23,788

Road & Rail—1.0%
Norfolk Southern Corp.	138,560	7,351

Semiconductors & Semiconductor Equipment—3.5%
Broadcom Corp., Class A	322,760	10,641
KLA-Tencor Corp.	325,310	9,070
NVIDIA Corp. (a)	693,030	7,076

		26,787

Software—5.6%
Activision Blizzard, Inc.	894,600	9,385
Microsoft Corp.	930,130	21,402
Oracle Corp.	556,580	11,944

		42,731

Specialty Retail—3.4%
Bed Bath & Beyond, Inc. (a)	244,540	9,068
Best Buy Co., Inc.	235,070	7,959
Home Depot, Inc.	322,330	9,048

		26,075

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.	225,070	8,226

Tobacco—1.3%
Philip Morris International, Inc.	217,570	9,973

Trading Companies & Distributors—1.3%
W.W. Grainger, Inc.	102,450	10,189

Wireless Telecommunication Services—1.3%
American Tower Corp., Class A (a)	219,730	9,778

Total Common Stock (cost—$721,298)		745,884

	Principal Amount (000s)
Repurchase Agreement—2.4%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $18,183; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $18,550 including accrued interest (cost—$18,183)	$18,183	18,183

Total Investments (cost—$739,481)—100.2%		764,067

Liabilities in excess of other assets—(0.2)%		(1,387)

Net Assets—100.0%		$762,680

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	15

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.7%
Aerospace & Defense—1.8%
Astronics Corp. (a)	24,440	$400
LMI Aerospace, Inc. (a)	38,540	608

		1,008

Auto Components—2.0%
Amerigon, Inc. (a)	72,790	537
Dorman Products, Inc. (a)	30,920	629

		1,166

Beverages—1.0%
National Beverage Corp.	46,380	570

Biotechnology—4.3%
Emergent Biosolutions, Inc. (a)	36,290	593
Immunomedics, Inc. (a)	136,640	422
Micromet, Inc. (a)	101,130	631
Momenta Pharmaceuticals, Inc. (a)	17,750	218
NeurogesX, Inc. (a)	36,880	245
Sangamo Biosciences, Inc. (a)	92,820	344

		2,453

Building Products—1.1%
AAON, Inc.	28,050	654

Capital Markets—3.7%
Calamos Asset Management, Inc.	46,330	430
Evercore Partners, Inc., Class A	21,180	494
HFF, Inc., Class A (a)	85,540	605
Pzena Investment Management, Inc., Class A	89,660	571

		2,100

Commercial Services & Supplies—1.0%
Interface, Inc., Class A	53,430	574

Communications Equipment—1.0%
Alliance Fiber Optic Products, Inc.	413,920	579

Computers & Peripherals—2.5%
Hypercom Corp. (a)	158,400	735
Super Micro Computer, Inc. (a)	51,230	692

		1,427

Construction & Engineering—0.9%
Orion Marine Group, Inc. (a)	36,510	518

Consumer Finance—1.3%
Cardtronics, Inc. (a)	55,130	714

Containers & Packaging—1.1%
Boise, Inc. (a)	118,010	648

Diversified Financial Services—2.3%
Encore Capital Group, Inc. (a)	32,800	676
Marlin Business Services Corp. (a)	53,110	642

		1,318

Electrical Equipment—1.1%
Vicor Corp. (a)	52,160	651

Electronic Equipment, Instruments & Components—1.9%
Park Electrochemical Corp.	20,820	508
Power-One, Inc. (a)	83,190	562

		1,070

Energy Equipment & Services—1.3%
Bolt Technology Corp. (a)	53,390	467
Geokinetics, Inc. (a)	73,380	281

		748

Food & Staples Retailing—0.9%
Pricesmart, Inc.	22,410	521

	Shares	Value (000s)

Food Products—3.4%
B&G Foods, Inc., Class A	50,600	$545
Calavo Growers, Inc.	38,230	687
J&J Snack Foods Corp.	17,230	725

		1,957

Health Care Equipment & Supplies—6.6%
AngioDynamics, Inc. (a)	34,390	507
CryoLife, Inc. (a)	81,260	438
Micrus Endovascular Corp. (a)	25,230	525
SonoSite, Inc. (a)	19,540	530
Synovis Life Technologies, Inc. (a)	42,650	652
Vascular Solutions, Inc. (a)	39,390	492
Young Innovations, Inc.	21,830	614

		3,758

Health Care Providers & Services—4.8%
America Service Group, Inc.	42,400	729
BioScrip, Inc. (a)	25,970	136
Integramed America, Inc. (a)	72,920	592
MWI Veterinary Supply, Inc. (a)	13,010	654
U.S. Physical Therapy, Inc. (a)	35,430	598

		2,709

Health Care Technology—2.0%
HealthStream, Inc. (a)	130,340	599
Omnicell, Inc. (a)	45,410	531

		1,130

Hotels, Restaurants & Leisure—3.9%
AFC Enterprises, Inc. (a)	68,560	624
Interval Leisure Group, Inc. (a)	39,110	487
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	65,665	490
Shuffle Master, Inc. (a)	75,160	602

		2,203

Household Durables—1.1%
iRobot Corp. (a)	31,930	600

Household Products—1.1%
WD-40 Co.	18,440	616

Insurance—2.4%
American Physicians Capital, Inc.	22,786	703
FBL Financial Group, Inc., Class A	30,270	636

		1,339

Internet & Catalog Retail—1.0%
U.S. Auto Parts Network, Inc. (a)	94,310	566

Internet Software & Services—5.4%
Art Technology Group, Inc. (a)	142,980	489
Internet Brands, Inc., Class A (a)	64,730	669
LivePerson, Inc. (a)	105,280	722
Perficient, Inc. (a)	65,430	583
Stamps.com, Inc. (a)	60,950	625

		3,088

IT Services—2.9%
ExlService Holdings, Inc. (a)	34,550	593
Lionbridge Technologies, Inc. (a)	118,740	543
TNS, Inc. (a)	29,490	514

		1,650

Leisure Equipment & Products—0.8%
Leapfrog Enterprises, Inc. (a)	108,160	435

Life Sciences Tools & Services—1.6%
Accelrys, Inc. (a)	91,540	591
Medtox Scientific, Inc. (a)	25,630	315

		906

	Shares	Value (000s)

Machinery—3.2%
3D Systems Corp. (a)	42,260	$530
Altra Holdings, Inc. (a)	46,740	609
Tennant Co.	20,200	683

		1,822

Media—1.7%
CKX, Inc. (a)	70,630	352
LodgeNet Interactive Corp. (a)	166,540	618

		970

Oil, Gas & Consumable Fuels—2.4%
Gulfport Energy Corp. (a)	51,530	611
Vaalco Energy, Inc. (a)	134,830	755

		1,366

Paper & Forest Products—1.3%
Verso Paper Corp. (a)	122,880	284
Wausau Paper Corp. (a)	69,690	472

		756

Pharmaceuticals—1.6%
Akorn, Inc. (a)	99,300	295
Inspire Pharmaceuticals, Inc. (a)	50,480	252
Vivus, Inc. (a)	39,350	378

		925

Professional Services—2.8%
Acacia Research—Acacia Technologies (a)	41,650	593
Dolan Co. (a)	41,650	463
On Assignment, Inc. (a)	110,160	554

		1,610

Real Estate Investment Trust—1.3%
Associated Estates Realty Corp.	56,600	733

Road & Rail—0.8%
Quality Distribution, Inc. (a)	85,158	440

Semiconductors & Semiconductor Equipment—0.7%
Integrated Silicon Solution, Inc. (a)	56,150	423

Software—7.9%
American Software, Inc., Class A	32,253	149
Bottomline Technologies, Inc. (a)	42,080	548
Deltek, Inc. (a)	82,770	690
Netscout Systems, Inc. (a)	48,420	689
OPNET Technologies, Inc.	38,080	559
Radiant Systems, Inc. (a)	46,340	670
Renaissance Learning, Inc.	44,300	651
Unica Corp. (a)	59,860	574

		4,530

Specialty Retail—2.8%
Christopher & Banks Corp.	54,520	338
Select Comfort Corp. (a)	68,380	598
Zumiez, Inc. (a)	40,680	655

		1,591

Textiles, Apparel & Luxury Goods—1.9%
G-III Apparel Group Ltd. (a)	22,080	505
Maidenform Brands, Inc. (a)	27,640	563

		1,068

Trading Companies & Distributors—2.4%
DXP Enterprises, Inc. (a)	42,690	668
Houston Wire & Cable Co.	64,350	698

		1,366

16	Allianz Funds Annual Report	6.30.10

Schedule of Investments (Cont.)

CCM Emerging Companies Fund

June 30, 2010

	Shares	Value (000s)

Water Utilities—0.7%
Consolidated Water Co., Ltd.	35,070	$399

Total Common Stock (cost—$55,452)		55,675

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,470; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $1,504 including accrued interest (cost—$1,470)	$1,470	1,470

Total Investments (cost—$56,922)—100.3%		57,145

Liabilities in excess of other assets—(0.3)%		(149)

Net Assets—100.0%		$56,996

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	17

Schedule of Investments

CCM Focused Growth Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—98.5%
Aerospace & Defense—2.4%
Boeing Co.	8,500	$533

Air Freight & Logistics—2.4%
United Parcel Service, Inc., Class B	9,390	534

Biotechnology—1.9%
Gilead Sciences, Inc. (a)	12,680	435

Capital Markets—2.0%
Goldman Sachs Group, Inc.	3,460	454

Chemicals—2.5%
EI Du Pont de Nemours & Co.	16,480	570

Communications Equipment—2.4%
Cisco Systems, Inc. (a)	25,570	545

Computers & Peripherals—6.5%
Apple, Inc. (a)	3,300	830
EMC Corp. (a)	34,220	626

		1,456

Consumer Finance—2.8%
American Express Co.	15,820	628

Electrical Equipment—2.5%
Emerson Electric Co.	12,740	557

Electronic Equipment, Instruments & Components—2.3%
Agilent Technologies, Inc. (a)	18,200	517

Food & Staples Retailing—4.6%
Wal-Mart Stores, Inc.	9,780	470
Whole Foods Market, Inc. (a)	15,570	561

		1,031

Food Products—2.9%
Hershey Co.	13,480	646

Health Care Equipment & Supplies—2.5%
Covidien PLC	13,870	557

Health Care Providers & Services—5.4%
Cardinal Health, Inc.	17,410	585
McKesson Corp.	9,290	624

		1,209

Hotels, Restaurants & Leisure—4.8%
McDonald’s Corp.	9,790	645
Starbucks Corp.	17,950	436

		1,081

Household Products—2.5%
Procter & Gamble Co.	9,560	573

Industrial Conglomerates—5.3%
3M Co.	7,760	613
Tyco International Ltd.	16,600	585

		1,198

Insurance—2.5%
MetLife, Inc.	14,790	558

Internet & Catalog Retail—2.5%
Amazon.com, Inc. (a)	5,130	561

Internet Software & Services—4.6%
eBay, Inc. (a)	22,760	446
Google, Inc., Class A (a)	1,320	588

		1,034

Machinery—2.1%
Joy Global, Inc.	9,700	486

Media—2.6%
Comcast Corp., Class A	34,360	597

	Shares	Value (000s)

Multiline Retail—2.3%
Nordstrom, Inc.	16,430	$529

Oil, Gas & Consumable Fuels—7.0%
Alpha Natural Resources, Inc. (a)	17,490	592
Exxon Mobil Corp.	10,030	573
SM Energy Co.	10,310	414

		1,579

Pharmaceuticals—4.8%
Abbott Laboratories	11,000	515
Johnson & Johnson	9,450	558

		1,073

Semiconductors & Semiconductor Equipment—4.0%
Broadcom Corp., Class A	14,150	467
NVIDIA Corp. (a)	42,640	435

		902

Software—5.9%
Microsoft Corp.	31,990	736
Oracle Corp.	27,510	591

		1,327

Specialty Retail—2.2%
Best Buy Co., Inc.	15,000	508

Tobacco—2.3%
Philip Morris International, Inc.	11,260	516

Total Common Stock (cost—$22,941)		22,194

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $707; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $725 including accrued interest (cost—$707)	$707	707

Total Investments (cost—$23,648)—101.6%		22,901

Liabilities in excess of other assets—(1.6)%		(372)

Net Assets—100.0%		$22,529

Notes to Schedule of Investments:
(a) Non-income producing.

18	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2010

	Shares	Value (000s)

COMMON STOCK—97.8%
Auto Components—1.3%
Gentex Corp.	482,500	$8,675

Biotechnology—1.0%
Cephalon, Inc. (a)	123,900	7,031

Building Products—2.5%
Lennox International, Inc.	202,080	8,400
Owens Corning (a)	270,000	8,076

		16,476

Capital Markets—4.2%
Affiliated Managers Group, Inc. (a)	116,950	7,107
Ameriprise Financial, Inc.	176,470	6,376
Lazard Ltd., Class A	242,570	6,479
SEI Investments Co.	389,780	7,936

		27,898

Chemicals—4.0%
Ashland, Inc.	196,480	9,121
Scotts Miracle-Gro Co., Class A	182,740	8,115
Valspar Corp.	316,760	9,541

		26,777

Commercial Banks—1.1%
CapitalSource, Inc.	1,530,690	7,286

Computers & Peripherals—4.0%
NetApp, Inc. (a)	272,610	10,171
SanDisk Corp. (a)	194,630	8,188
Teradata Corp. (a)	277,040	8,444

		26,803

Diversified Telecommunication Services—1.2%
TW Telecom, Inc. (a)	501,320	8,362

Electrical Equipment—4.5%
Hubbell, Inc., Class B	175,080	6,949
Rockwell Automation, Inc.	159,850	7,847
Roper Industries, Inc.	145,180	8,124
Thomas & Betts Corp. (a)	210,030	7,288

		30,208

Electronic Equipment, Instruments & Components—2.1%
Amphenol Corp., Class A	155,447	6,106
Jabil Circuit, Inc.	612,210	8,142

		14,248

Energy Equipment & Services—2.4%
Dresser-Rand Group, Inc. (a)	294,740	9,299
Patterson-UTI Energy, Inc.	525,690	6,766

		16,065

Food & Staples Retailing—1.2%
Whole Foods Market, Inc. (a)	218,740	7,879

Food Products—3.6%
HJ Heinz Co.	192,090	8,302
Sara Lee Corp.	603,268	8,506
Smithfield Foods, Inc. (a)	489,120	7,288

		24,096

Health Care Equipment & Supplies—5.1%
Cooper Cos., Inc.	222,680	8,860
Hill-Rom Holdings, Inc.	322,850	9,824
Hospira, Inc. (a)	132,700	7,624
Teleflex, Inc.	142,000	7,708

		34,016

	Shares	Value (000s)

Health Care Providers & Services—3.9%
AmerisourceBergen Corp.	330,900	$10,506
Laboratory Corp. of America Holdings (a)	100,910	7,604
Lincare Holdings, Inc. (a)	246,015	7,998

		26,108

Hotels, Restaurants & Leisure—4.9%
Darden Restaurants, Inc.	199,520	7,751
Panera Bread Co., Class A (a)	121,510	9,149
WMS Industries, Inc. (a)	193,310	7,588
Wyndham Worldwide Corp.	405,520	8,167

		32,655

Household Durables—3.4%
Mohawk Industries, Inc. (a)	155,200	7,102
Newell Rubbermaid, Inc.	536,980	7,861
Whirlpool Corp.	87,680	7,700

		22,663

Household Products—1.2%
Church & Dwight Co., Inc.	125,030	7,841

Insurance—2.4%
Genworth Financial, Inc., Class A (a)	651,580	8,516
Transatlantic Holdings, Inc.	160,490	7,697

		16,213

Internet & Catalog Retail—0.9%
Expedia, Inc.	323,910	6,083

Internet Software & Services—3.7%
Akamai Technologies, Inc. (a)	194,450	7,889
IAC/InterActiveCorp. (a)	370,040	8,130
VeriSign, Inc. (a)	334,560	8,882

		24,901

IT Services—3.5%
Amdocs Ltd. (a)	302,640	8,126
Fidelity National Information Services, Inc.	281,455	7,549
Global Payments, Inc.	208,490	7,618

		23,293

Life Sciences Tools & Services—1.2%
Life Technologies Corp. (a)	170,860	8,073

Machinery—5.4%
Crane Co.	312,580	9,443
Cummins, Inc.	139,770	9,103
Donaldson Co., Inc.	205,910	8,782
WABCO Holdings, Inc. (a)	278,540	8,769

		36,097

Media—1.0%
McGraw-Hill Cos., Inc.	238,340	6,707

Metals & Mining—1.0%
Allegheny Technologies, Inc.	155,220	6,859

Multiline Retail—1.2%
Big Lots, Inc. (a)	255,520	8,200

Oil, Gas & Consumable Fuels—2.4%
Alpha Natural Resources, Inc. (a)	226,380	7,668
SM Energy Co.	209,840	8,427

		16,095

Personal Products—1.2%
Herbalife Ltd.	169,940	7,826

Pharmaceuticals—1.2%
Mylan, Inc. (a)	463,490	7,898

	Shares	Value (000s)

Professional Services—2.7%
Dun & Bradstreet Corp.	117,110	$7,860
IHS, Inc., Class A (a)	171,790	10,036

		17,896

Real Estate Investment Trust—2.9%
Digital Realty Trust, Inc.	181,520	10,470
Public Storage	100,220	8,810

		19,280

Semiconductors & Semiconductor Equipment—5.6%
Analog Devices, Inc.	272,870	7,602
Cypress Semiconductor Corp. (a)	761,440	7,645
Microchip Technology, Inc.	309,540	8,587
NVIDIA Corp. (a)	622,180	6,353
Teradyne, Inc. (a)	738,290	7,198

		37,385

Software—1.4%
Intuit, Inc. (a)	259,860	9,035

Specialty Retail—4.8%
Guess?, Inc.	259,880	8,119
Ltd. Brands, Inc.	355,460	7,845
PetSmart, Inc.	261,190	7,880
Williams-Sonoma, Inc.	321,660	7,983

		31,827

Textiles, Apparel & Luxury Goods—2.7%
Coach, Inc.	252,470	9,228
VF Corp.	125,750	8,951

		18,179

Trading Companies & Distributors—1.0%
MSC Industrial Direct Co., Class A	136,630	6,922

Total Common Stock (cost—$624,949)		653,856

	Principal Amount (000s)
Repurchase Agreement—2.4%
State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $15,966; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $16,286 including accrued interest (cost—$15,966)	$15,966	15,966

Total Investments (cost—$640,915)—100.2%		669,822

Liabilities in excess of other assets—(0.2)%		(1,534)

Net Assets—100.0%		$668,288

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	19

Statements of Assets and Liabilities

June 30, 2010
Amounts in thousands, except per share amounts	CCM Capital Appreciation		CCM Emerging Companies	CCM Focused Growth	CCM Mid-Cap

Assets:
Investments, at value	$764,067		$57,145	$22,901	$669,822
Cash	—	*	1	1	1
Receivable for Fund shares sold	1,747		12	2	657
Dividends and interest receivable	846		18	16	337
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 3)	93		19	6	79
Total Assets	766,753		57,195	22,926	670,896

Liabilities:
Payable for investments purchased	—		34	—	—
Payable for Fund shares redeemed	3,294		76	372	1,957
Investment Advisory fees payable	300		57	10	264
Administration fees payable	216		13	7	180
Distribution fees payable	90		—	1	74
Servicing fees payable	80		—	1	54
Trustee Deferred Compensation Plan payable (see Note 3)	93		19	6	79
Total Liabilities	4,073		199	397	2,608
Net Assets	$762,680		$56,996	$22,529	$668,288

Net Assets Consist of:
Paid-in-capital	$1,094,641		$120,895	$33,627	$960,531
Undistributed (dividends in excess of) net investment income	1,921		(19)	177	28
Accumulated net realized loss	(358,468)		(64,103)	(10,528)	(321,178)
Net unrealized appreciation (depreciation) of investments	24,586		223	(747)	28,907
Net Assets	$762,680		$56,996	$22,529	$668,288

Net Assets:
Class A	$108,395		$—	$3,602	$155,574
Class B	9,420		—	—	12,120
Class C	49,075		—	1,624	39,374
Class D	197,251		—	1,375	13,012
Class R	4,179		—	—	22,485
Class P	7,121		—	225	3,334
Institutional Class	187,350		55,166	15,695	292,232
Administrative Class	199,889		1,830	8	130,157

Shares Issued and Outstanding:
Class A	8,127		—	516	8,533
Class B	788		—	—	750
Class C	4,090		—	237	2,435
Class D	14,988		—	197	709
Class R	314		—	—	1,234
Class P	517		—	32	173
Institutional Class	13,536		3,773	2,224	15,126
Administrative Class	14,915		133	1	6,992

Net Asset Value and Redemption Price Per Share Outstanding**:
Class A	$13.34		$—	$6.98	$18.23
Class B	11.96		—	—	16.16
Class C	12.00		—	6.85	16.17
Class D	13.16		—	6.98	18.36
Class R	13.32		—	—	18.22
Class P	13.78		—	7.00	19.28
Institutional Class	13.84		14.62	7.06	19.32
Administrative Class	13.40		13.73	7.01	18.61

Cost of Investments	$739,481		$56,922	$23,648	$640,915
*	Less than $500.
**	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

20	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Statements of Operations

Year ended June 30, 2010
Amounts in thousands	CCM Capital Appreciation		CCM Emerging Companies	CCM Focused Growth		CCM Mid-Cap

Investment Income:
Interest	$9		$1	$1		$5
Dividends	12,449		538	852		7,560
Miscellaneous income	—	*	— *	—	*	2
Total Income	12,458		539	853		7,567

Expenses:
Investment advisory fees	4,153		965	288		3,517
Administration fees	3,045		217	185		2,539
Distribution fees — Class B	106		—	—		128
Distribution fees — Class C	433		—	16		332
Distribution fees — Class R	18		—	—		73
Servicing fees — Class A	362		—	11		466
Servicing fees — Class B	35		—	—		43
Servicing fees — Class C	144		—	5		111
Servicing fees — Class D	434		—	4		43
Servicing fees — Class R	18		—	—		73
Distribution and/or servicing fees — Administrative Class	603		31	—		378
Trustees’ fees	103		8	6		87
Interest expense	10		5	1		1
Tax expense	25		—	—		—
Miscellaneous expense	1		—	—		—
Total Expenses	9,490		1,226	516		7,791
Less: Investment Management fee waived/reimbursement	(167)		(101)	—		(162)
Net Expenses	9,323		1,125	516		7,629
Net Investment Income (Loss)	3,135		(586)	337		(62)

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	87,941		21,069	14,309		132,607
Net change in unrealized appreciation/depreciation of investments	28,811		(5,270)	(2,924)		(1,820)
Net Realized and Change in Unrealized Gain	116,752		15,799	11,385		130,787
Net Increase in Net Assets Resulting from Investment Operations	$119,887		$15,213	$11,722		$130,725
*	Less than $500.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	21

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation		CCM Emerging Companies		CCM Focused Growth		CCM Mid-Cap

	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,135	$3,967	$(586)	$(910)	$337	$615	$(62)	$(825)
Net realized gain (loss) on investments	87,941	(438,090)	21,069	(62,029)	14,309	(44,721)	132,607	(457,229)
Capital contribution from Affiliate (see Note 8)	—	9,848	—	—	—	—	—	10,539
Net change in unrealized appreciation/depreciation of investments	28,811	(88,156)	(5,270)	(4,217)	(2,924)	1,347	(1,820)	(87,577)
Net increase (decrease) in net assets resulting from investment operations	119,887	(512,431)	15,213	(67,156)	11,722	(42,759)	130,725	(535,092)

Dividends to Shareholders from:
Net Investment Income
Class A	(295)	— **	—	—	(51)	— **	—	—
Class B	— **	— **	—	—	—	—	—	—
Class C	— **	— **	—	—	(7)	— **	—	—
Class D	(1,114)	(85)	—	—	(20)	— **	—	—
Class R	— **	— **	—	—	—	—	—	—
Class P	(51)	— **	—	—	(3)	— **	—	—
Institutional Class	(1,806)	(611)	—	—	(485)	(308)	—	—
Administrative Class	(1,084)	(171)	—	—	— **	— **	—	—
Total Dividends to Shareholders	(4,350)	(867)	—	—	(566)	(308)	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	309,681	287,871	6,713	20,790	6,815	22,950	159,408	233,936
Issued in reinvestment of dividends	4,013	798	—	—	558	228	—	—
Cost of shares redeemed	(514,442)	(435,731)	(46,178)	(102,643)	(95,228)	(15,691)	(356,762)	(385,299)
Net decrease from Fund share transactions	(200,748)	(147,062)	(39,465)	(81,853)	(87,855)	7,487	(197,354)	(151,363)
Fund Redemption Fees	— **	31	— **	1	—	1	1	8
Total Decrease in Net Assets	(85,211)	(660,329)	(24,252)	(149,008)	(76,699)	(35,579)	(66,628)	(686,447)

Net Assets:
Beginning of year	847,891	1,508,220	81,248	230,256	99,228	134,807	734,916	1,421,363
End of year*	$762,680	$847,891	$56,996	$81,248	$22,529	$99,228	$668,288	$734,916
* Including undistributed (dividends in excess of) net investment income of:	$1,921	$3,112	$(19)	$(21)	$177	$406	$28	$(76)
**	Less than $500.

22	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	23

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation:
Class A
6/30/2010	$11.91	$0.03	$1.43	$1.46	$(0.03)	$—
6/30/2009	18.14	0.04	(6.27)	(6.23)	— (b)	—
6/30/2008	21.00	0.02	(0.92)	(0.90)	(0.06)	(1.90)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)	(1.37)
6/30/2006	17.93	0.04	1.74	1.78	— (b)	—
Class B
6/30/2010	$10.74	$(0.06)	$1.28	$1.22	$— (b)	$—
6/30/2009	16.48	(0.06)	(5.68)	(5.74)	— (b)	—
6/30/2008	19.33	(0.12)	(0.83)	(0.95)	— (b)	(1.90)
6/30/2007	18.35	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.82	(0.10)	1.63	1.53	— (b)	—
Class C
6/30/2010	$10.77	$(0.06)	$1.29	$1.23	$— (b)	$—
6/30/2009	16.53	(0.06)	(5.70)	(5.76)	— (b)	—
6/30/2008	19.37	(0.12)	(0.82)	(0.94)	— (b)	(1.90)
6/30/2007	18.39	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.85	(0.10)	1.64	1.54	— (b)	—
Class D
6/30/2010	$11.79	$0.04	$1.41	$1.45	$(0.08)	$—
6/30/2009	17.99	0.05	(6.23)	(6.18)	(0.02)	—
6/30/2008	20.85	0.02	(0.91)	(0.89)	(0.07)	(1.90)
6/30/2007	19.58	0.04	2.63	2.67	(0.03)	(1.37)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)	—
Class R
6/30/2010	$11.90	$— (b)	$1.42	$1.42	$— (b)	$—
6/30/2009	18.17	0.01	(6.28)	(6.27)	— (b)	—
6/30/2008	21.04	(0.03)	(0.93)	(0.96)	(0.01)	(1.90)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)	(1.37)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)	—
Class P
6/30/2010	$12.33	$0.07	$1.48	$1.55	$(0.10)	$—
7/7/2008† - 6/30/2009	18.19	0.08	(5.91)	(5.83)	(0.03)	—
Institutional Class
6/30/2010	$12.36	$0.09	$1.48	$1.57	$(0.09)	$—
6/30/2009	18.79	0.10	(6.51)	(6.41)	(0.02)	—
6/30/2008	21.64	0.10	(0.95)	(0.85)	(0.10)	(1.90)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)	(1.37)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)	—
Administrative Class
6/30/2010	$11.98	$0.05	$1.43	$1.48	$(0.06)	$—
6/30/2009	18.22	0.06	(6.29)	(6.23)	(0.01)	—
6/30/2008	21.11	0.05	(0.92)	(0.87)	(0.12)	(1.90)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)	(1.37)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share
(c)	Less than $0.01 per share
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.78 and (35.06)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.73%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.62 and (35.56)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.65 and (35.53)%, respectively.

24	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.03)	$—	(c)	$13.34		12.23%		$108,395	1.11%	1.11%	0.24%	103%
— (b)	—	(c)	11.91	(d)	(34.34	)(d)	157,543	1.11	1.11	0.26	154
(1.96)	—	(c)	18.14		(5.43)		399,869	1.09	1.09	0.08	134
(1.39)	—	(c)	21.00		14.18		448,379	1.08	1.08	0.21	150
— (b)	—	(c)	19.71		9.95		361,002	1.12	1.12	0.19	161

$— (b)	$—	(c)	$11.96		11.36%		$9,420	1.86%	1.86%	(0.52)%	103%
— (b)	—	(c)	10.74	(e)	(34.83	)(e)	14,963	1.86	1.86	(0.49)	154
(1.90)	—	(c)	16.48		(6.17)		41,429	1.84	1.84	(0.66)	134
(1.37)	—	(c)	19.33		13.36		60,862	1.83	1.83	(0.52)	150
— (b)	—	(c)	18.35		9.10		75,309	1.87	1.87	(0.56)	161

$— (b)	$—	(c)	$12.00		11.42%		$49,075	1.86%	1.86%	(0.51)%	103%
— (b)	—	(c)	10.77	(f)	(34.81	)(f)	55,445	1.86	1.86	(0.46)	154
(1.90)	—	(c)	16.53		(6.16)		113,744	1.84	1.84	(0.67)	134
(1.37)	—	(c)	19.37		13.33		134,475	1.83	1.83	(0.53)	150
— (b)	—	(c)	18.39		9.14		138,280	1.87	1.87	(0.56)	161

$(0.08)	$—	(c)	$13.16		12.26%		$197,251	1.11%	1.11%	0.26%	103%
(0.02)	—	(c)	11.79	(g)	(34.36	)(g)	82,956	1.11	1.11	0.39	154
(1.97)	—	(c)	17.99		(5.44)		37,601	1.09	1.09	0.08	134
(1.40)	—	(c)	20.85		14.18		38,714	1.08	1.08	0.22	150
(0.02)	—	(c)	19.58		9.91		34,210	1.12	1.12	0.20	161

$— (b)	$—	(c)	$13.32		11.93%		$4,179	1.36%	1.36%	(0.02)%	103%
— (b)	—	(c)	11.90	(h)	(34.51	)(h)	10,553	1.36	1.36	0.06	154
(1.91)	—	(c)	18.17		(5.68)		16,864	1.34	1.34	(0.16)	134
(1.40)	—	(c)	21.04		13.92		18,552	1.33	1.33	(0.04)	150
(0.02)	—	(c)	19.79		9.62		13,019	1.37	1.37	(0.05)	161

$(0.10)	$—	(c)	$13.78		12.51%		$7,121	0.85%	0.85%	0.52%	103%
(0.03)	—	(c)	12.33	(i)	(32.04	)(i)	4,308	0.79 *	0.79 *	0.67 *	154

$(0.09)	$—	(c)	$13.84		12.67%		$187,350	0.71%	0.74%	0.62%	103%
(0.02)	—	(c)	12.36	(j)	(34.08	)(j)	276,437	0.71	0.71	0.71	154
(2.00)	—	(c)	18.79		(5.05)		459,142	0.69	0.69	0.47	134
(1.43)	—	(c)	21.64		14.67		424,762	0.68	0.68	0.61	150
(0.04)	—	(c)	20.22		10.33		383,054	0.72	0.72	0.60	161

$(0.06)	$—	(c)	$13.40		12.43%		$199,889	0.96%	0.99%	0.39%	103%
(0.01)	—	(c)	11.98	(k)	(34.26	)(k)	245,686	0.96	0.96	0.45	154
(2.02)	—	(c)	18.22		(5.32)		439,571	0.93	0.93	0.24	134
(1.40)	—	(c)	21.11		14.37		518,562	0.93	0.93	0.37	150
(0.02)	—	(c)	19.78		10.09		459,715	0.97	0.97	0.35	161
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.67 and (35.03)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.71%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (35.22)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.21 and (32.70)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.23 and (34.78)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.85 and (34.92)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	25

Financial Highlights  (Cont.)

For a Share Outstanding for the Year ended:	Net Asset Value Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
CCM Emerging Companies:
Institutional Class
6/30/2010	$12.44	$(0.11)	$2.29	$2.18	$—
6/30/2009	17.28	(0.08)	(4.76)	(4.84)	—
6/30/2008	23.21	(0.14)	(3.04)	(3.18)	(2.75)
6/30/2007	24.55	(0.11)	1.14	1.03	(2.37)
6/30/2006	23.27	(0.20)	3.40	3.20	(1.92)
Administrative Class
6/30/2010	$11.72	$(0.12)	$2.13	$2.01	$—
6/30/2009	16.32	(0.11)	(4.49)	(4.60)	—
6/30/2008	22.12	(0.19)	(2.86)	(3.05)	(2.75)
6/30/2007	23.57	(0.16)	1.08	0.92	(2.37)
6/30/2006	22.46	(0.25)	3.28	3.03	(1.92)
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.

26	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—	(b)	$14.62	17.52%	$55,166	1.42%	1.55%	(0.73)%	129%
—	(b)	12.44	(28.01)	67,382	1.42	1.42	(0.65)	142
—	(b)	17.28	(15.22)	206,444	1.50	1.50	(0.69)	140
—	(b)	23.21	4.71	420,835	1.51	1.51	(0.49)	188
—	(b)	24.55	14.08	597,208	1.52	1.52	(0.81)	155

$—	(b)	$13.73	17.15%	$1,830	1.67%	1.80%	(0.90)%	129%
—	(b)	11.72	(28.19)	13,866	1.67	1.67	(0.91)	142
—	(b)	16.32	(15.43)	23,812	1.75	1.75	(0.95)	140
—	(b)	22.12	4.47	54,701	1.76	1.76	(0.74)	188
—	(b)	23.57	13.82	62,776	1.77	1.77	(1.06)	155

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	27

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Focused Growth:
Class A
6/30/2010	$6.59	$0.02	$0.46	$0.48	$(0.09)	$—
6/30/2009	9.67	0.02	(3.10)	(3.08)	— (b)	—
6/30/2008	10.47	(0.01)	(0.78)	(0.79)	(0.01)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)	(0.14)
Class C
6/30/2010	$6.46	$(0.04)	$0.45	$0.41	$(0.02)	$—
6/30/2009	9.55	(0.03)	(3.06)	(3.09)	— (b)	—
6/30/2008	10.42	(0.09)	(0.78)	(0.87)	— (b)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)	(0.14)
Class D
6/30/2010	$6.59	$0.02	$0.47	$0.49	$(0.10)	$—
6/30/2009	9.67	0.02	(3.10)	(3.08)	— (b)	—
6/30/2008	10.47	(0.01)	(0.79)	(0.80)	— (b)	—	(b)
7/5/2006† - 6/30/2007	9.30	(0.01)	1.36	1.35	(0.04)	(0.14)
Class P
6/30/2010	$6.61	$0.04	$0.47	$0.51	$(0.12)	$—
7/7/2008† - 6/30/2009	9.44	0.04	(2.83)	(2.79)	(0.04)	—
Institutional Class
6/30/2010	$6.65	$0.04	$0.47	$0.51	$(0.10)	$—
6/30/2009	9.75	0.05	(3.13)	(3.08)	(0.02)	—
6/30/2008	10.54	0.03	(0.80)	(0.77)	(0.02)	—	(b)
6/30/2007	9.34	0.03	1.33	1.36	(0.02)	(0.14)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)	—
Administrative Class
6/30/2010	$6.62	$0.03	$0.46	$0.49	$(0.10)	$—
6/30/2009	9.71	0.03	(3.12)	(3.09)	— (b)	—
6/30/2008	10.50	— (c)	(0.79)	(0.79)	— (b)	—	(b)
9/15/2006† - 6/30/2007	9.14	0.01	1.52	1.53	(0.03)	(0.14)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share
(c)	Less than $0.01 per share
(d)	Less than 0.005%.

28	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$(0.09)	$—		$6.98	7.21%	$3,602	1.12%	0.24%	120%
— (b)	—	(c)	6.59	(31.85)	4,803	1.11	0.26	156
(0.01)	—	(c)	9.67	(7.55)	7,418	1.12	(0.13)	143
(0.17)	—		10.47	14.60	1,704	1.11 *	(0.23)*	106

$(0.02)	$—		$6.85	6.38%	$1,624	1.87%	(0.51)%	120%
— (b)	—	(c)	6.46	(32.34)	2,343	1.86	(0.48)	156
— (b)	—	(c)	9.55	(8.30)	2,706	1.86	(0.89)	143
(0.15)	—		10.42	13.81	1,351	1.86 *	(0.91)*	106

$(0.10)	$—		$6.98	7.25%	$1,375	1.12%	0.27%	120%
— (b)	—	(c)	6.59	(31.85)	1,271	1.11	0.28	156
— (b)	—	(c)	9.67	(7.61)	1,811	1.12	(0.13)	143
(0.18)	—	(c)	10.47	14.16	1,225	1.11 *	(0.06)*	106

$(0.12)	$—		$7.00	7.63%	$225	0.85%	0.53%	120%
(0.04)	—	(c)	6.61	(29.52)	82	0.80 *	0.53 *	156

$(0.10)	$—		$7.06	7.50%	$15,695	0.74%	0.60%	120%
(0.02)	—	(c)	6.65	(31.54)	90,722	0.71	0.67	156
(0.02)	—	(c)	9.75	(7.30)	122,861	0.72	0.30	143
(0.16)	—		10.54	14.72	50,850	0.71	0.30	106
(0.02)	—	(c)	9.34	19.68	4,600	0.73	0.48	153

$(0.10)	$—		$7.01	7.34%	$8	1.00%	0.38%	120%
— (b)	—	(c)	6.62	(31.80)	7	0.97	0.40	156
— (b)	—	(c)	9.71	(7.49)	11	0.96	— (d)	143
(0.17)	—		10.50	16.96	12	0.96 *	0.13 *	106

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	29

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)
CCM Mid-Cap:
Class A
6/30/2010	$15.57	$(0.03)	$2.69	$2.66	$—	$—	(b)
6/30/2009	25.56	(0.03)	(9.96)	(9.99)	—	—	(b)
6/30/2008	28.34	(0.07)	0.36	0.29	(3.07)	—	(b)
6/30/2007	27.57	(0.01)	3.65	3.64	(2.87)	—	(b)
6/30/2006	24.47	(0.02)	3.12	3.10	—	—	(b)
Class B
6/30/2010	$13.91	$(0.15)	$2.40	$2.25	$—	$—	(b)
6/30/2009	23.00	(0.15)	(8.94)	(9.09)	—	—	(b)
6/30/2008	25.97	(0.25)	0.35	0.10	(3.07)	—	(b)
6/30/2007	25.68	(0.19)	3.35	3.16	(2.87)	—	(b)
6/30/2006	22.96	(0.20)	2.92	2.72	—	—	(b)
Class C
6/30/2010	$13.91	$(0.15)	$2.41	$2.26	$—	$—	(b)
6/30/2009	23.01	(0.15)	(8.95)	(9.10)	—	—	(b)
6/30/2008	25.99	(0.25)	0.34	0.09	(3.07)	—	(b)
6/30/2007	25.69	(0.20)	3.37	3.17	(2.87)	—	(b)
6/30/2006	22.97	(0.20)	2.92	2.72	—	—	(b)
Class D
6/30/2010	$15.69	$(0.03)	$2.70	$2.67	$—	$—	(b)
6/30/2009	25.75	(0.07)	(9.99)	(10.06)	—	—	(b)
6/30/2008	28.53	(0.10)	0.39	0.29	(3.07)	—	(b)
6/30/2007	27.73	(0.01)	3.68	3.67	(2.87)	—	(b)
6/30/2006	24.61	(0.01)	3.13	3.12	—	—	(b)
Class R
6/30/2010	$15.61	$(0.07)	$2.68	$2.61	$—	$—	(b)
6/30/2009	25.67	(0.07)	(9.99)	(10.06)	—	—	(b)
6/30/2008	28.52	(0.14)	0.36	0.22	(3.07)	—	(b)
6/30/2007	27.79	(0.08)	3.68	3.60	(2.87)	—	(b)
6/30/2006	24.73	(0.08)	3.14	3.06	—	—	(b)
Class P
6/30/2010	$16.42	$0.03	$2.83	$2.86	$—	$—	(b)
7/7/2008† - 6/30/2009	25.53	0.02	(9.13)	(9.11)	—	—	(b)
Institutional Class
6/30/2010	$16.44	$0.05	$2.83	$2.88	$—	$—	(b)
6/30/2009	26.87	0.04	(10.47)	(10.43)	—	—	(b)
6/30/2008	29.54	0.04	0.36	0.40	(3.07)	—	(b)
6/30/2007	28.50	0.10	3.81	3.91	(2.87)	—	(b)
6/30/2006	25.20	0.10	3.20	3.30	—	—	(b)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share
(c)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.55 and 12.60%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.66 and 11.78%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.67 and 11.77%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.71 and 12.61%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.77 and 12.31%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $28.48 and 13.04%, respectively.

30	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$18.23		17.08%		$155,574	1.11%	1.11%	(0.14)%	107%
15.57	(i)	(39.08	)(i)	175,461	1.11	1.11	(0.20)	148
25.56		0.31		307,962	1.09	1.09	(0.28)	149
28.34		14.52		334,271	1.09	1.09	(0.05)	164
27.57	(c)	12.67	(c)	353,019	1.11	1.11	(0.06)	174

$16.16		16.18%		$12,120	1.86%	1.86%	(0.90)%	107%
13.91	(j)	(39.52	)(j)	17,882	1.86	1.86	(0.98)	148
23.00		(0.44)		47,947	1.84	1.84	(1.02)	149
25.97		13.67		64,763	1.84	1.84	(0.79)	164
25.68	(d)	11.85	(d)	85,023	1.86	1.86	(0.81)	174

$16.17		16.25%		$39,374	1.86%	1.86%	(0.89)%	107%
13.91	(k)	(39.55	)(k)	41,542	1.86	1.86	(0.96)	148
23.01		(0.48)		86,421	1.84	1.84	(1.02)	149
25.99		13.71		102,361	1.84	1.84	(0.80)	164
25.69	(e)	11.84	(e)	122,217	1.86	1.86	(0.80)	174

$18.36		17.02%		$13,012	1.11%	1.11%	(0.16)%	107%
15.69	(l)	(39.07	)(l)	22,739	1.11	1.11	(0.34)	148
25.75		0.31		193,222	1.09	1.09	(0.38)	149
28.53		14.55		27,561	1.09	1.09	(0.05)	164
27.73	(f)	12.68	(f)	30,758	1.11	1.11	(0.04)	174

$18.22		16.72%		$22,485	1.36%	1.36%	(0.39)%	107%
15.61	(m)	(39.19	)(m)	32,069	1.36	1.36	(0.43)	148
25.67		0.04		48,771	1.34	1.34	(0.52)	149
28.52		14.25		47,308	1.34	1.34	(0.31)	164
27.79	(g)	12.37	(g)	40,579	1.36	1.36	(0.31)	174

$19.28		17.42%		$3,334	0.84%	0.84%	0.14%	107%
16.42	(n)	(35.68	)(n)	3,099	0.80 *	0.80 *	0.12 *	148

$19.32		17.52%		$292,232	0.71%	0.74%	0.26%	107%
16.44	(o)	(38.82	)(o)	312,484	0.71	0.71	0.21	148
26.87		0.69		522,366	0.69	0.69	0.12	149
29.54		15.02		482,027	0.69	0.69	0.35	164
28.50	(h)	13.10	(h)	470,705	0.71	0.71	0.35	174
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.36 and (39.91)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.35)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.37)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.45 and (40.00)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.40 and (40.01)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 0.79%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (36.47)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (39.64)%, respectively.

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	31

Financial Highlights  (Cont.)

For a Share Outstanding for the Year ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)
CCM Mid-Cap:
Administrative Class
6/30/2010	$15.88	$— (b)	$2.73	$2.73	$—	$—	(b)
6/30/2009	26.02	(0.01)	(10.13)	(10.14)	—	—	(b)
6/30/2008	28.76	(0.03)	0.36	0.33	(3.07)	—	(b)
6/30/2007	27.89	0.03	3.71	3.74	(2.87)	—	(b)
6/30/2006	24.71	0.02	3.16	3.18	—	—	(b)
(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share
(c)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.87 and 12.81%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.81%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (39.78)%, respectively.

32	Allianz Funds Annual Report	6.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$18.61		17.19%		$130,157	0.96%	0.99%	0.01%	107%
15.88	(d)	(38.97	)(d)	129,640	0.96	0.96	(0.04)	148
26.02		0.45		214,673	0.94	0.94	(0.11)	149
28.76		14.73		278,073	0.94	0.94	0.11	164
27.89	(c)	12.87	(c)	304,305	0.96	0.96	0.09	174

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Annual Report	33

Notes to Financial Statements

June 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds (the “Fund” or “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to four of the Funds offered by the Trust.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s net asset value is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

34	Allianz Funds Annual Report	6.30.10

A summary of the inputs used at June 30, 2010 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/10

CCM Capital Appreciation:
Investments in Securities–Assets
Common Stock	$745,884	—	—	$745,884
Repurchase Agreement	—	$ 18,183	—	18,183
Total Investments	$745,884	$ 18,183	—	$764,067

CCM Emerging Companies:
Investments in Securities–Assets
Common Stock	$55,675	—	—	$55,675
Repurchase Agreement	—	$ 1,470	—	1,470
Total Investments	$55,675	$ 1,470	—	$57,145

CCM Focused Growth:
Investments in Securities–Assets
Common Stock	$22,194	—	—	$22,194
Repurchase Agreement	—	$ 707	—	707
Total Investments	$22,194	$ 707	—	$22,901

CCM Mid-Cap:
Investments in Securities–Assets
Common Stock	$653,856	—	—	$653,856
Repurchase Agreement	—	$ 15,966	—	15,966
Total Investments	$653,856	$ 15,966	—	$669,822

There were no significant transfers into and out of Levels 1 and 2 during the year ended June 30, 2010.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, are declared and distributed annually. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at June 30, 2010. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(g) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon

6.30.10	Allianz Funds Annual Report	35

Notes to Financial Statements  (Cont.)

June 30, 2010

price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The market values of equity securities, such as common and preferred stock, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. Cadence Capital Management LLC (“CCM” or the “Sub-Adviser”), as the investment sub-adviser, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	INVESTMENT MANAGER / DISTRIBUTOR / FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager serves as investment manager to the Trust, pursuant to an investment management contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Investment Advisory Fee is charged at the annual rate as noted in the following table.

The Sub-Adviser, under the supervision of the Investment Manager, directs the investments of each Fund’s assets. The advisory fees received by the Investment Manager are paid all or in part to the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee.  The Investment Manager provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

36	Allianz Funds Annual Report	6.30.10

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes		Institutional Class(1)(5)			Administrative Class(1)(5)			Class A, B, C, D and R(1)(2)		Class P(1)(6)

	Investment Advisory Fee		Admini stration Fee		Effective Admini stration Fee	Admini stration Fee		Effective Admini stration Fee	Admini stration Fee	Effective Admini stration Fee	Admini stration Fee	Effective Admini stration Fee
CCM Capital Appreciation	0.45%		0.30	%(3)	0.25%	0.30	%(3)	0.25%	0.40%	0.40%	0.40%	0.38%
CCM Emerging Companies	1.25	(4)	0.30	(3)	0.25	0.30	(3)	0.25	N/A	N/A	N/A	N/A
CCM Focused Growth	0.45		0.30		0.27	0.30		0.28	0.40	0.40	0.40	0.38
CCM Mid-Cap	0.45		0.30	(3)	0.25	0.30	(3)	0.25	0.40	0.40	0.40	0.38

(1)

Total Administration fee rate for each class of shares shall be reduced according to the following schedule: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent that any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

For the CCM Capital Appreciation, CCM Emerging Companies and CCM Mid-Cap Funds, the Manager has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes.

(4)	Does not reflect the voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the total advisory fee will be 1.15%.
(5)	Prior to November 2, 2009 Administration Fee was 0.25%.
(6)	Prior to November 2, 2009 Administration Fee was 0.35%.

Redemption Fees.  Redemption fees were eliminated effective May 1, 2009.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed cost to be carried forward as of June 30, 2010.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Funds.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Funds, the Funds compensate the Distributor or an affiliate with respect to Class D shares for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D shares.

The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2010, the Distributor received $46,703 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

6.30.10	Allianz Funds Annual Report	37

Notes to Financial Statements  (Cont.)

June 30, 2010

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the year ended June 30, 2010, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation	$910,584	$1,119,763
CCM Emerging Companies	94,607	133,521
CCM Focused Growth	75,491	128,609
CCM Mid-Cap	801,234	995,164

5.	INCOME TAX INFORMATION

At June 30, 2010, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
CCM Capital Appreciation	$2,011	—	—	—	$357,524	—
CCM Emerging Companies	—	—	—	—	63,365	—
CCM Focused Growth	3,765	—	—	—	13,931	—
CCM Mid-Cap	106	—	—	—	320,703	—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2009 through June 30, 2010 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses

	2011	2012	2013	2014	2015	2016	2017		2018
CCM Capital Appreciation	—	—	—	—	—	—	$163,631		$193,893
CCM Emerging Companies	—	—	—	—	—	—	43,467		19,898
CCM Focused Growth	—	—	—	—	—	—	13,931	*	—
CCM Mid-Cap	—	—	—	—	—	—	153,565		167,138

*	Subject to limitations under IRC Sections 381-384.

At June 30, 2010, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)(4)
CCM Capital Appreciation	$740,424	$75,750	$(52,107)	$23,643
CCM Emerging Companies	57,658	4,618	(5,131)	(513)
CCM Focused Growth	23,828	1,383	(2,310)	(927)
CCM Mid-Cap	641,391	66,970	(38,539)	28,431

(4)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sales for federal income tax purposes.

38	Allianz Funds Annual Report	6.30.10

For the year ended June 30, 2010, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distributions	Return of Capital
CCM Capital Appreciation	$4,350	—	—	—
CCM Emerging Companies	—	—	—	—
CCM Focused Growth	566	—	—	—
CCM Mid-Cap	—	—	—	—

(5)	Includes short-tem capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

6.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation				CCM Emerging Companies
	Year ended 6/30/2010		Period ended 6/30/2009		Year ended 6/30/2010		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,986	$27,915	3,514	$45,301	—	—	—	—
Class B	32	393	95	1,068	—	—	—	—
Class C	268	3,389	386	4,376	—	—	—	—
Class D	14,163	193,449	6,506	84,591	—	—	—	—
Class R	103	1,414	218	2,750	—	—	—	—
Class P	411	5,666	376	4,515	—	—	—	—
Institutional Class	3,410	50,048	6,563	96,671	373	$5,352	1,388	$17,588
Administrative Class	1,951	27,407	3,779	48,599	102	1,361	280	3,202
Issued in reinvestment of dividends and distributions:
Class A	16	220	— *	— *	—	—	—	—
Class B	— *	— *	— *	— *	—	—	—	—
Class C	— *	— *	— *	— *	—	—	—	—
Class D	80	1,110	7	82	—	—	—	—
Class R	— *	— *	— *	— *	—	—	—	—
Class P	1	10	— *	— *	—	—	—	—
Institutional Class	110	1,605	46	548	—	—	—	—
Administrative Class	76	1,068	14	168	—	—	—	—
Cost of shares redeemed:
Class A	(7,105)	(98,336)	(12,330)	(156,748)	—	—	—	—
Class B	(638)	(8,073)	(1,215)	(14,764)	—	—	—	—
Class C	(1,326)	(16,672)	(2,121)	(24,852)	—	—	—	—
Class D	(6,289)	(90,203)	(1,569)	(19,079)	—	—	—	—
Class R	(676)	(9,295)	(259)	(3,473)	—	—	—	—
Class P	(244)	(3,540)	(27)	(334)	—	—	—	—
Institutional Class	(12,352)	(184,461)	(8,680)	(112,347)	(2,016)	(28,703)	(7,917)	(95,557)
Administrative Class	(7,628)	(103,862)	(7,398)	(104,134)	(1,152)	(17,475)	(556)	(7,086)
Net decrease resulting from Fund share transactions	(13,651)	$(200,748)	(12,095)	$(147,062)	(2,693)	$(39,465)	(6,805)	$(81,853)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.10	Allianz Funds Annual Report	39

Notes to Financial Statements  (Cont.)

June 30, 2010

	CCM Focused Growth						CCM Mid-Cap
	Year ended 6/30/2010		Period ended 6/30/2009				Year ended 6/30/2010		Period ended 6/30/2009
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	48	$364	309		$2,231		1,806	$33,351	3,925	$62,078
Class B	—	—	—		—		19	307	87	1,333
Class C	27	200	250		1,677		143	2,366	271	4,070
Class D	29	214	162		1,166		79	1,464	1,235	27,402
Class R	—	—	—		—		404	7,454	837	14,392
Class P	26	187	12		85		61	1,209	201	3,204
Institutional Class	769	5,850	2,628		17,791		3,627	71,969	5,614	94,170
Administrative Class	—	—	—		—		2,225	41,288	1,565	27,287
Issued in reinvestment of dividends and distributions:
Class A	6	48	—	*	—	*	—	—	—	—
Class B	—	—	—		—		—	—	—	—
Class C	1	5	—	*	1		—	—	—	—
Class D	2	20	—	*	—	*	—	—	—	—
Class R	—	—	—		—		—	—	—	—
Class P	— *	— *	—	*	—	*	—	—	—	—
Institutional Class	64	485	37		227		—	—	—	—
Administrative Class	— *	— *	—	*	—	*	—	—	—	—
Cost of shares redeemed:
Class A	(267)	(2,004)	(347)		(2,278)		(4,541)	(84,882)	(4,706)	(78,080)
Class B	—	—	—		—		(555)	(9,253)	(885)	(13,718)
Class C	(154)	(1,115)	(171)		(1,114)		(694)	(11,331)	(1,040)	(15,261)
Class D	(27)	(209)	(156)		(1,093)		(819)	(14,707)	(7,291)	(132,712)
Class R	—	—	—		—		(1,225)	(22,283)	(682)	(11,104)
Class P	(6)	(46)	—		—		(77)	(1,510)	(12)	(197)
Institutional Class	(12,259)	(91,854)	(1,612)		(11,206)		(7,514)	(146,646)	(6,042)	(105,818)
Administrative Class	—	—	—		—		(3,399)	(66,150)	(1,650)	(28,409)
Net increase (decrease) resulting from Fund share transactions	(11,741)	$(87,855)	1,112		$7,487		(10,460)	$(197,354)	(8,573)	$(151,363)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

7.	REDEMPTIONS IN-KIND

For the year ended June 30, 2010, the realized gains and losses from redemption in-kind were as follows (amounts in thousands):

	Realized Gains	Realized Losses
CCM Focused Growth	$3,686	$(575)

The realized gains and losses from redemptions in-kind are netted and recorded as net realized gain on investments on the Statement of Operations.

8.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Trust’s securities lending program. An additional amount was contributed to each Fund by the Investment Manager, so that, in effect, each Fund received from the sale the full principal value of the Notes, plus accrued interest. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Trust, which provided financial support to each of the affected Funds with the result that the Funds effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Trust.

The total of the purchase price and the capital contribution amounts received by each Fund were as follows:

	Purchase Price Amount	Capital Contribution Amount
CCM Capital Appreciation	$12,011,584	$9,847,503
CCM Mid-Cap	13,036,352	10,539,263

40	Allianz Funds Annual Report	6.30.10

9.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now AGIC Growth Fund), PEA Opportunity Fund (now AGIC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now AGIC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of Allianz AGIC Target Fund and one individual shareholder of Allianz AGIC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this shareholder report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of the Investment Manager or the Distributor to perform their respective contracts with respect to the Funds.

10.	SUBSEQUENT EVENTS

Subject to approval by shareholders on August 26, 2010 it is expected that each series of the Trust that was sub-advised by CCM—the Allianz CCM Capital Appreciation, Allianz CCM Emerging Companies, Allianz CCM Focused Growth and Allianz CCM Mid-Cap Funds (the “CCM Funds”) will be reorganized with and into a corresponding, newly-created series (each a “New Fund”) of The Managers Funds (each a “Reorganization”) and will thus no longer be a series of the Trust. The Reorganizations are the result of the exercise of a Call Agreement, which was initially entered into in connection with the prior sale of CCM. The Call Agreement provided CCM the right to identify successor funds and enter into a reorganization agreement with respect to the CCM Funds, as indicated under “Management of the Funds—Sub-Advisers—Cadence” in the Trust’s current Prospectuses. CCM assigned its rights under the Call Agreement to Managers Investment Group LLC (“Managers”), and Managers exercised such rights.

6.30.10	Allianz Funds Annual Report	41

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, and CCM Mid-Cap Fund (four of the twenty-nine funds constituting the Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2010, the results of its operations for the year then ended, the change in each of their net assets for the two years in the period then ended, and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 18, 2010

42	Allianz Funds Annual Report	6.30.10

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2010) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2010:

QDI
CCM Capital Appreciation	100%
CCM Emerging Companies	0%
CCM Focused Growth	79%
CCM Mid-Cap	0%

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2010 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

DRD
CCM Capital Appreciation	100%
CCM Emerging Companies	0%
CCM Focused Growth	79%
CCM Mid-Cap	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

6.30.10	Allianz Funds Annual Report	43

Privacy Policy

(Unaudited)

We consider shareholder privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholder’s privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our products, and we may enter into joint marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are solely permitted to use this information to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any mutual fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products or services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in our mutual funds or other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously our obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

44	Allianz Funds Annual Report	6.30.10

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 5/06/1959 Trustee	1/2006 to present	Managing Director, Chairman of the Board and Chief Executive Officer, RCM Capital Management LLC, Executive Committee Member, Allianz Global Investors AG, Member—Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC; Managing Director, Chairman of the Board and Chief Executive Officer of RCM U.S. Holdings LLC.	29	None

John C. Maney†† 8/3/1959 Trustee	12/2006 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	81	††

Independent Trustees

Maryann Bruce 4/1/1960 Trustee	6/2010 to present	President, Turnberry Advisory Group (business consulting); formerly President, Aquila Distributors, Inc.; formerly, Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; formerly, Executive Managing Director, Evergreen Investments; and formerly, President, Evergreen Investments Services, Inc. (securities distribution).	29	None

Theodore J. Coburn 7/08/1953 Trustee	6/2002 to present	Partner, Coburn Greenberg Partners LLC (investment banking); formerly, President, Coburn Capital Group (investment banking); formerly Executive Vice President, Nations Academy (education management); formerly, Executive Vice President of the Edison Schools, Inc. (education management); formerly, Senior Vice President, NASDAQ Stock Market; and formerly, Partner, Brown, Coburn & Co. (investment banking).	29	Director, Ramtron International Corporation

F. Ford Drummond 10/22/1962 Trustee	1/2006 to present	Owner/Operator, Drummond Ranch; formerly, General Counsel, BMI-Health Plans (benefits administration).	29	None

C. Kim Goodwin 5/15/1959 Trustee	6/2010 to present	Founder, GGA Consulting Company, Inc. (Internet consulting); formerly, Head of Equities (Global), Credit Suisse; and formerly, Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	29	Director, Akamai Technologies, Inc.

James S. MacLeod 11/21/1947 Trustee	1/2006 to present	Director and Executive Vice President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Sr. Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc.; formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	29	Director Sykes Enterprises, Inc.

6.30.10	Allianz Funds Annual Report	45

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Davey S. Scoon 12/14/1946 Trustee	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine; formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and formerly, Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	29	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; and Director, CardioKine, Inc.

Edward E. Sheridan 9/19/1954 Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	29	None

W. Bryant Stooks 9/10/1940 Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services); formerly, President, Ocotillo At Price L.L.C. (real estate investment); formerly, President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and formerly, Partner, Arthur Andersen & Co. (auditing).	29	None

Gerald M. Thorne 5/12/1938 Trustee	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate); formerly, Director, Kaytee Products, Inc. (birdseed company); formerly, President and Director, Firstar National Bank of Milwaukee; formerly, Chairman, President and Director, Firstar National Bank of Sheboygan; formerly, Director, Bando-McGlocklin Capital Corp. (small business investment company); formerly, Director, VPI Inc. (plastics company); and formerly, Director, American Orthodontics Corporation.	29	None

James W. Zug 7/22/1940 Trustee	1/2006 to present	Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	29	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; Director, Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.
†	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set fort in the table above.
††	Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

46	Allianz Funds Annual Report	6.30.10

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 52 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Lawrence Altadonna 3/10/1966 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Youse Guia 9/03/1972 Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Richard Cochran 1/23/1961 Assistant Treasurer	6/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.10	Allianz Funds Annual Report	47

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Cadence Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services-Midwest, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

Contact your financial advisor or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ803AR_063010

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Theodore J. Coburn, Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $785,190 in 2009 and $739,820 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $20,000 in 2009 and $10,000 in 2010.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $635,625 in 2009 and $606,433 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2009 and $0 in 2010.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversly affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $5,668,127 and the 2010 Reporting Period was $3,455,732.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no materials changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH—Code of Ethics

(a)(2)	Exhibit 99.Cert—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906Cert—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr., President & Chief Executive Officer

Date: August 31, 2010

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel, Treasurer, Principal Financial & Accounting Officer

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr., President & Chief Executive Officer

Date: August 31, 2010

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel, Treasurer, Principal Financial & Accounting Officer

Date: August 31, 2010